Unites States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 9/30/17

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

Janus Henderson Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares/Principal/ Contract Amounts		Value
Common Stocks – 26.1%
Aerospace & Defense – 0.1%
Arconic Inc	.135	$3,359
General Dynamics Corp	52	10,690
L3 Technologies Inc	48	9,045
Leonardo SpA	167	3,128
Lockheed Martin Corp	19	5,896
Meggitt PLC	727	5,075
Northrop Grumman Corp	18	5,179
Raytheon Co	109	20,337
Textron Inc	228	12,285
		74,994
Air Freight & Logistics – 0%
Bollore SA	352	1,759
Expeditors International of Washington Inc	303	18,138
Royal Mail PLC	927	4,772
		24,669
Airlines – 0.1%
Alaska Air Group Inc	94	7,169
American Airlines Group Inc	80	3,799
Delta Air Lines Inc	133	6,413
easyJet PLC	143	2,332
Japan Airlines Co Ltd	100	3,385
Southwest Airlines Co	168	9,405
United Continental Holdings Inc*	176	10,715
		43,218
Auto Components – 0.1%
Aisin Seiki Co Ltd	300	15,812
Bridgestone Corp	300	13,615
Continental AG	106	26,902
GKN PLC	5,149	23,869
Linamar Corp	12	732
Sumitomo Electric Industries Ltd	400	6,535
		87,465
Automobiles – 0.2%
Bayerische Motoren Werke AG	28	2,840
Daimler AG	12	957
Fiat Chrysler Automobiles NV*	189	3,386
General Motors Co	696	28,104
Harley-Davidson Inc	256	12,342
Honda Motor Co Ltd	100	2,962
Isuzu Motors Ltd	100	1,325
Mitsubishi Motors Corp	400	3,164
Peugeot SA	37	881
Renault SA	102	10,018
Suzuki Motor Corp	100	5,246
Toyota Motor Corp	400	23,856
		95,081
Banks – 0.3%
Aozora Bank Ltd	100	3,804
Banco de Sabadell SA	4,161	8,684
Bank of America Corp	426	10,795
Bankia SA	2,496	12,035
Barclays PLC	4,825	12,499
BOC Hong Kong Holdings Ltd	500	2,429
CaixaBank SA	829	4,154
Citizens Financial Group Inc	85	3,219
Commerzbank AG*	178	2,421
DBS Group Holdings Ltd	200	3,071
Fifth Third Bancorp	355	9,933
Hachijuni Bank Ltd	100	625
Hang Seng Bank Ltd	400	9,750
Huntington Bancshares Inc/OH	1,250	17,450
Intesa Sanpaolo-RSP	1,609	5,324
Japan Post Bank Co Ltd	100	1,235
KeyCorp	442	8,318
Kyushu Financial Group Inc	200	1,230
Mebuki Financial Group Inc	300	1,160
Mitsubishi UFJ Financial Group Inc	700	4,546
Nordea Bank AB	33	447
Oversea-Chinese Banking Corp Ltd	600	4,938

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Banks – (continued)
People's United Financial Inc	.56	$1,016
Raiffeisen Bank International AG*	47	1,575
Regions Financial Corp	1,560	23,759
Resona Holdings Inc	1,000	5,137
Royal Bank of Scotland Group PLC*	771	2,772
Seven Bank Ltd	200	722
Sumitomo Mitsui Financial Group Inc	300	11,519
Sumitomo Mitsui Trust Holdings Inc	200	7,219
US Bancorp	192	10,289
Wells Fargo & Co	422	23,273
		215,348
Beverages – 0.2%
Anheuser-Busch InBev SA/NV	21	2,514
Asahi Group Holdings Ltd	100	4,049
Brown-Forman Corp	411	22,317
Coca-Cola Bottlers Japan Inc	100	3,244
Coca-Cola Co	28	1,260
Constellation Brands Inc	79	15,757
Dr Pepper Snapple Group Inc	392	34,680
Heineken NV	14	1,384
Kirin Holdings Co Ltd	100	2,354
Molson Coors Brewing Co	87	7,103
Monster Beverage Corp*	188	10,387
PepsiCo Inc	210	23,400
		128,449
Biotechnology – 0.3%
AbbVie Inc	270	23,992
Alexion Pharmaceuticals Inc*	18	2,525
Amgen Inc	98	18,272
Biogen Inc*	52	16,282
Celgene Corp*	101	14,728
Gilead Sciences Inc	506	40,996
Grifols SA	682	19,868
Incyte Corp*	25	2,919
Regeneron Pharmaceuticals Inc*	5	2,236
Shire PLC	199	10,100
Vertex Pharmaceuticals Inc*	33	5,017
		156,935
Building Products – 0.1%
Allegion PLC	108	9,339
AO Smith Corp	205	12,183
Daikin Industries Ltd	100	10,128
Johnson Controls International plc	109	4,392
LIXIL Group Corp	100	2,654
		38,696
Capital Markets – 0.5%
3i Group PLC	484	5,920
Affiliated Managers Group Inc	91	17,275
BlackRock Inc	4	1,788
CBOE Holdings Inc	400	43,052
Charles Schwab Corp	71	3,106
CME Group Inc	111	15,060
Daiwa Securities Group Inc	1,000	5,664
Franklin Resources Inc	92	4,095
Goldman Sachs Group Inc	26	6,167
Hong Kong Exchanges & Clearing Ltd	650	17,475
IGM Financial Inc	115	3,866
Invesco Ltd	198	6,938
Investec PLC	2,946	21,511
London Stock Exchange Group PLC	638	32,739
Moody's Corp	9	1,253
Nasdaq Inc	319	24,745
Nomura Holdings Inc	300	1,680
Partners Group Holding AG	4	2,715
S&P Global Inc	48	7,503
SBI Holdings Inc/Japan	400	6,023
Schroders PLC	455	20,452
Singapore Exchange Ltd	1,800	9,809
T Rowe Price Group Inc	99	8,974
Thomson Reuters Corp	304	13,950
		281,760
Chemicals – 0.7%
Air Products & Chemicals Inc	81	12,249

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Akzo Nobel NV	.504	$46,530
Albemarle Corp	39	5,316
Arkema SA	70	8,583
CF Industries Holdings Inc	87	3,059
Covestro AG	125	10,747
DowDuPont Inc	479	33,161
Eastman Chemical Co	147	13,302
Ecolab Inc	10	1,286
EMS-Chemie Holding AG	45	29,935
Evonik Industries AG	546	19,500
FMC Corp	132	11,789
International Flavors & Fragrances Inc	167	23,866
Johnson Matthey PLC	225	10,310
JSR Corp	200	3,801
K+S AG	730	19,885
Kansai Paint Co Ltd	200	5,034
Koninklijke DSM NV	134	10,968
Kuraray Co Ltd	300	5,610
LANXESS AG	210	16,568
LyondellBasell Industries NV	127	12,579
Mitsubishi Chemical Holdings Corp	300	2,858
Mitsui Chemicals Inc	100	3,040
Mosaic Co	168	3,627
Nissan Chemical Industries Ltd	100	3,520
Potash Corp of Saskatchewan Inc	363	6,989
Praxair Inc	124	17,328
Sherwin-Williams Co	13	4,655
Shin-Etsu Chemical Co Ltd	100	8,941
Sika AG	1	7,442
Sumitomo Chemical Co Ltd	1,000	6,248
Symrise AG	563	42,762
Teijin Ltd	100	1,971
Toray Industries Inc	1,400	13,582
Yara International ASA	149	6,675
		433,716
Commercial Services & Supplies – 0.2%
Babcock International Group PLC	762	8,448
Cintas Corp	83	11,975
Edenred	160	4,349
G4S PLC	1,780	6,637
Republic Services Inc	668	44,128
Secom Co Ltd	100	7,290
Stericycle Inc*	125	8,953
Waste Management Inc	159	12,445
		104,225
Communications Equipment – 0%
F5 Networks Inc*	90	10,850
Nokia OYJ	2,102	12,619
Telefonaktiebolaget LM Ericsson	586	3,366
		26,835
Construction & Engineering – 0.1%
Boskalis Westminster	246	8,598
Bouygues SA	187	8,873
Ferrovial SA	205	4,512
HOCHTIEF AG	31	5,230
Jacobs Engineering Group Inc	78	4,545
Taisei Corp	100	5,244
		37,002
Construction Materials – 0%
Boral Ltd	151	802
James Hardie Industries PLC (CDI)	319	4,433
Martin Marietta Materials Inc	37	7,631
Vulcan Materials Co	51	6,100
		18,966
Consumer Finance – 0.1%
AEON Financial Service Co Ltd	100	2,090
American Express Co	390	35,279
Capital One Financial Corp	27	2,286
Credit Saison Co Ltd	500	10,377
Discover Financial Services	134	8,640
Synchrony Financial	182	5,651
		64,323

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Containers & Packaging – 0.1%
Amcor Ltd/Australia	.110	$1,312
Avery Dennison Corp	296	29,109
Ball Corp	117	4,832
CCL Industries Inc	200	9,679
International Paper Co	143	8,125
Packaging Corp of America	127	14,564
Sealed Air Corp	177	7,561
Toyo Seikan Group Holdings Ltd	300	5,013
WestRock Co	44	2,496
		82,691
Distributors – 0.1%
Genuine Parts Co	302	28,886
Jardine Cycle & Carriage Ltd	200	5,802
LKQ Corp*	213	7,666
		42,354
Diversified Consumer Services – 0%
H&R Block Inc	498	13,187
Diversified Financial Services – 0.1%
Challenger Ltd/Australia	574	5,604
First Pacific Co Ltd/Hong Kong	2,000	1,595
Industrivarden AB	336	8,513
Kinnevik AB	316	10,308
Onex Corp	238	18,369
ORIX Corp	500	8,064
Standard Life Aberdeen PLC	1,715	9,961
		62,414
Diversified Telecommunication Services – 0.4%
AT&T Inc	812	31,806
BCE Inc	80	3,749
BT Group PLC	4,632	17,619
CenturyLink Inc	576	10,886
Deutsche Telekom AG	485	9,048
Elisa OYJ	161	6,930
HKT Trust & HKT Ltd	3,000	3,645
Iliad SA	28	7,440
Koninklijke KPN NV	5,236	17,976
Nippon Telegraph & Telephone Corp	300	13,751
Orange SA	157	2,572
PCCW Ltd	6,000	3,249
Singapore Telecommunications Ltd	3,400	9,226
Spark New Zealand Ltd	1,081	2,849
Swisscom AG	68	34,853
Telefonica SA	409	4,443
Telenor ASA	70	1,480
Telia Co AB	2,488	11,722
TELUS Corp	324	11,655
TPG Telecom Ltd	448	1,711
Verizon Communications Inc	364	18,014
		224,624
Electric Utilities – 0.2%
Alliant Energy Corp	176	7,316
AusNet Services	3,820	5,063
Chugoku Electric Power Co Inc	600	6,373
CK Infrastructure Holdings Ltd	500	4,301
CLP Holdings Ltd	1,500	15,372
Edison International	60	4,630
Electricite de France SA	1,008	12,240
Emera Inc	426	16,137
Eversource Energy	87	5,258
FirstEnergy Corp	166	5,118
Fortum OYJ	347	6,926
HK Electric Investments & HK Electric Investments Ltd	8,000	7,292
Kansai Electric Power Co Inc	200	2,559
Kyushu Electric Power Co Inc	200	2,124
PG&E Corp	26	1,770
Pinnacle West Capital Corp	105	8,879
Red Electrica Corp SA	237	4,980
SSE PLC	943	17,650
Terna Rete Elettrica Nazionale SpA	756	4,415
Tohoku Electric Power Co Inc	300	3,816
Tokyo Electric Power Co Holdings Inc*	300	1,211
Xcel Energy Inc	68	3,218
		146,648

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Electrical Equipment – 0%
Acuity Brands Inc	.4	$685
AMETEK Inc	223	14,727
OSRAM Licht AG	31	2,473
Rockwell Automation Inc	19	3,386
		21,271
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp	1,012	85,656
Corning Inc	1,093	32,703
FLIR Systems Inc	605	23,541
Hexagon AB	428	21,221
Hirose Electric Co Ltd	100	14,079
Hitachi High-Technologies Corp	100	3,626
Hitachi Ltd	2,000	14,095
Kyocera Corp	200	12,411
Omron Corp	100	5,093
TDK Corp	100	6,791
TE Connectivity Ltd	43	3,572
Yaskawa Electric Corp	100	3,169
Yokogawa Electric Corp	100	1,703
		227,660
Energy Equipment & Services – 0.2%
Baker Hughes a GE Co	823	30,138
Halliburton Co	526	24,212
National Oilwell Varco Inc	547	19,544
Saipem SpA*	657	2,832
Schlumberger Ltd	555	38,717
Tenaris SA	516	7,318
		122,761
Equity Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc	58	6,900
Apartment Investment & Management Co	130	5,702
Ascendas Real Estate Investment Trust	300	588
British Land Co PLC	52	419
CapitaLand Commercial Trust	600	732
CapitaLand Mall Trust	2,100	3,097
Crown Castle International Corp	70	6,999
Daiwa House REIT Investment Corp	5	11,972
Dexus	804	5,990
Digital Realty Trust Inc	22	2,603
Duke Realty Corp	192	5,533
Essex Property Trust Inc	24	6,097
Federal Realty Investment Trust	39	4,844
Fonciere Des Regions	41	4,259
H&R Real Estate Investment Trust	163	2,814
Hammerson PLC	335	2,410
Iron Mountain Inc	66	2,567
Japan Prime Realty Investment Corp	4	13,368
Japan Real Estate Investment Corp	1	4,808
Japan Retail Fund Investment Corp	3	5,384
Klepierre SA	11	432
Macerich Co	76	4,178
Mid-America Apartment Communities Inc	22	2,351
Nippon Building Fund Inc	1	4,986
Nomura Real Estate Master Fund Inc	4	5,201
Prologis Inc	51	3,236
Public Storage	8	1,712
Realty Income Corp	18	1,029
Regency Centers Corp	59	3,660
RioCan Real Estate Investment Trust	228	4,373
SBA Communications Corp*	64	9,219
SL Green Realty Corp	25	2,533
Suntec Real Estate Investment Trust	1,800	2,475
UDR Inc	224	8,519
Unibail-Rodamco SE	4	973
Ventas Inc	82	5,341
Vicinity Centres	2,037	4,249
Vornado Realty Trust	35	2,691
Weyerhaeuser Co	102	3,471
		167,715
Food & Staples Retailing – 0.3%
Aeon Co Ltd	300	4,433
Colruyt SA	139	7,119
Costco Wholesale Corp	62	10,186

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
CVS Health Corp	.393	$31,959
Distribuidora Internacional de Alimentacion SA	723	4,217
Empire Co Ltd	86	1,522
George Weston Ltd	148	12,889
Lawson Inc	100	6,622
Loblaw Cos Ltd	106	5,786
Metro Inc	481	16,544
Seven & i Holdings Co Ltd	200	7,724
Sysco Corp	552	29,780
Tesco PLC	2,609	6,542
Walgreens Boots Alliance Inc	172	13,282
Wal-Mart Stores Inc	152	11,877
Wm Morrison Supermarkets PLC	1,626	5,100
		175,582
Food Products – 0.6%
Ajinomoto Co Inc	200	3,904
Archer-Daniels-Midland Co	162	6,887
Campbell Soup Co	562	26,313
Conagra Brands Inc	271	9,144
Danone SA	219	17,177
General Mills Inc	1,612	83,437
Hershey Co	446	48,690
JM Smucker Co	175	18,363
Kellogg Co	702	43,784
Kraft Heinz Co	242	18,767
McCormick & Co Inc/MD	490	50,294
Nisshin Seifun Group Inc	200	3,351
Orkla ASA	1,184	12,149
Saputo Inc	226	7,824
Tate & Lyle PLC	1,080	9,384
Toyo Suisan Kaisha Ltd	100	3,675
Tyson Foods Inc	117	8,243
WH Group Ltd	3,500	3,719
Wilmar International Ltd	1,400	3,283
Yamazaki Baking Co Ltd	100	1,806
		380,194
Gas Utilities – 0%
APA Group	304	1,991
Osaka Gas Co Ltd	700	13,016
Tokyo Gas Co Ltd	100	2,451
		17,458
Health Care Equipment & Supplies – 0.3%
Abbott Laboratories	191	10,192
Baxter International Inc	256	16,064
Boston Scientific Corp*	508	14,818
Cochlear Ltd	44	5,494
CYBERDYNE Inc*	100	1,332
DENTSPLY SIRONA Inc	359	21,472
Edwards Lifesciences Corp*	11	1,202
Essilor International SA	70	8,666
Getinge AB	875	16,410
Hologic Inc*	186	6,824
Hoya Corp	100	5,400
IDEXX Laboratories Inc*	19	2,954
Koninklijke Philips NV	116	4,788
Medtronic PLC	15	1,167
Smith & Nephew PLC	2,661	48,059
Sysmex Corp	100	6,382
Terumo Corp	100	3,933
Varian Medical Systems Inc*	62	6,204
Zimmer Biomet Holdings Inc	62	7,260
		188,621
Health Care Providers & Services – 0.3%
Alfresa Holdings Corp	100	1,830
Anthem Inc	51	9,684
Cardinal Health Inc	9	602
Cigna Corp	46	8,599
Fresenius Medical Care AG & Co KGaA	553	54,093
Fresenius SE & Co KGaA	436	35,167
Healthscope Ltd	3,752	4,914
Humana Inc	41	9,989
Laboratory Corp of America Holdings*	33	4,982
Medipal Holdings Corp	100	1,737

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Patterson Cos Inc	.325	$12,561
Quest Diagnostics Inc	233	21,818
Ramsay Health Care Ltd	105	5,128
Suzuken Co Ltd/Aichi Japan	100	3,555
UnitedHealth Group Inc	30	5,876
Universal Health Services Inc	84	9,319
		189,854
Health Care Technology – 0%
Cerner Corp*	90	6,419
M3 Inc	100	2,849
		9,268
Hotels, Restaurants & Leisure – 0.3%
Accor SA	364	18,082
Aristocrat Leisure Ltd	216	3,557
Compass Group PLC	570	12,089
Darden Restaurants Inc	289	22,767
Domino's Pizza Enterprises Ltd	101	3,629
Galaxy Entertainment Group Ltd	1,000	7,041
Genting Singapore PLC	2,700	2,329
Merlin Entertainments PLC	1,930	11,520
MGM China Holdings Ltd	400	959
MGM Resorts International	118	3,846
Oriental Land Co Ltd/Japan	200	15,241
Sands China Ltd	2,800	14,571
SJM Holdings Ltd	1,000	915
Starbucks Corp	435	23,364
Whitbread PLC	130	6,559
Wyndham Worldwide Corp	190	20,028
Wynn Macau Ltd	400	1,078
Wynn Resorts Ltd	101	15,041
Yum! Brands Inc	253	18,623
		201,239
Household Durables – 0.1%
DR Horton Inc	539	21,522
Husqvarna AB	552	5,681
Nikon Corp	400	6,936
Panasonic Corp	100	1,449
PulteGroup Inc	696	19,022
Sekisui House Ltd	700	11,799
Sony Corp	100	3,721
Techtronic Industries Co Ltd	500	2,669
		72,799
Household Products – 0.5%
Church & Dwight Co Inc	578	28,004
Clorox Co	486	64,108
Colgate-Palmolive Co	1,656	120,640
Kimberly-Clark Corp	720	84,730
Lion Corp	100	1,826
Procter & Gamble Co	181	16,467
Reckitt Benckiser Group PLC	46	4,199
Unicharm Corp	100	2,290
		322,264
Industrial Conglomerates – 0%
CK Hutchison Holdings Ltd	500	6,391
Information Technology Services – 0.4%
Alliance Data Systems Corp	31	6,868
Amadeus IT Group SA	256	16,637
Atos SE	14	2,172
Automatic Data Processing Inc	306	33,452
CGI Group Inc*	464	24,063
Cognizant Technology Solutions Corp	176	12,767
CSRA Inc	413	13,328
Fidelity National Information Services Inc	530	49,497
Gartner Inc*	233	28,988
Global Payments Inc	62	5,892
Nomura Research Institute Ltd	400	15,607
NTT Data Corp	700	7,491
PayPal Holdings Inc*	129	8,260
Total System Services Inc	116	7,598
Visa Inc	120	12,629
		245,249
Insurance – 0.5%
Aegon NV	230	1,339

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
AIA Group Ltd	.400	$2,950
American International Group Inc	101	6,200
Arthur J Gallagher & Co	421	25,913
Assicurazioni Generali SpA	222	4,135
Cincinnati Financial Corp	118	9,035
Dai-ichi Life Holdings Inc	200	3,589
Direct Line Insurance Group PLC	3,970	19,340
Gjensidige Forsikring ASA	474	8,251
Great-West Lifeco Inc	447	12,866
Hartford Financial Services Group Inc	260	14,412
Insurance Australia Group Ltd	374	1,868
Intact Financial Corp	224	18,506
Loews Corp	536	25,653
Mapfre SA	7,534	24,521
Marsh & McLennan Cos Inc	113	9,471
Medibank Pvt Ltd	2,650	6,068
MS&AD Insurance Group Holdings Inc	100	3,220
Poste Italiane SpA (144A)	2,074	15,270
Power Financial Corp	115	3,190
RSA Insurance Group PLC	1,572	13,121
Sompo Holdings Inc	100	3,891
T&D Holdings Inc	200	2,904
Tokio Marine Holdings Inc	100	3,913
Torchmark Corp	366	29,313
UnipolSai Assicurazioni SpA	9,765	22,803
Willis Towers Watson PLC	67	10,333
		302,075
Internet & Direct Marketing Retail – 0.1%
Amazon.com Inc*	38	36,531
Expedia Inc	63	9,068
Netflix Inc*	41	7,435
Priceline Group Inc*	14	25,631
Rakuten Inc	200	2,181
Start Today Co Ltd	100	3,169
TripAdvisor Inc*	149	6,039
		90,054
Internet Software & Services – 0.2%
Akamai Technologies Inc*	162	7,893
Alphabet Inc - Class A*	57	55,502
eBay Inc*	414	15,922
Facebook Inc	41	7,006
Kakaku.com Inc	300	3,824
Mixi Inc	100	4,826
Shopify Inc*	24	2,792
United Internet AG	95	5,913
		103,678
Leisure Products – 0.1%
Hasbro Inc	266	25,980
Mattel Inc	440	6,811
Sega Sammy Holdings Inc	100	1,397
Yamaha Corp	100	3,689
		37,877
Life Sciences Tools & Services – 0.2%
Agilent Technologies Inc	207	13,289
Illumina Inc*	28	5,578
Lonza Group AG*	105	27,549
Mettler-Toledo International Inc*	39	24,420
PerkinElmer Inc	468	32,278
Quintiles IMS Holdings Inc*	265	25,194
Waters Corp*	29	5,206
		133,514
Machinery – 0.2%
ANDRITZ AG	203	11,733
Caterpillar Inc	32	3,991
CNH Industrial NV	88	1,057
Cummins Inc	31	5,209
Deere & Co	44	5,526
Fortive Corp	149	10,548
GEA Group AG	62	2,820
KION Group AG	15	1,435
Kone OYJ	56	2,965
MAN SE	538	60,713
Metso OYJ	53	1,944

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Machinery – (continued)
Snap-on Inc	.16	$2,384
THK Co Ltd	100	3,404
Volvo AB	17	328
Wartsila OYJ Abp	124	8,778
Xylem Inc/NY	162	10,146
Yangzijiang Shipbuilding Holdings Ltd	1,500	1,582
		134,563
Media – 0.8%
Axel Springer SE	76	4,883
CBS Corp	568	32,944
Charter Communications Inc*	115	41,793
Comcast Corp	288	11,082
Dentsu Inc	200	8,781
Discovery Communications Inc*	1,301	27,698
DISH Network Corp*	959	52,007
Eutelsat Communications SA	1,395	41,314
GEDI Gruppo Editoriale SpA*	2	2
I-CABLE Communications Ltd*	244	8
Interpublic Group of Cos Inc	1,039	21,601
ITV PLC	2,808	6,573
News Corp	2,546	33,760
Pearson PLC	231	1,894
Shaw Communications Inc	1,412	32,505
Telenet Group Holding NV*	549	36,320
Twenty-First Century Fox Inc - Class A	996	26,274
Viacom Inc	236	6,570
Vivendi SA	264	6,683
Walt Disney Co	1,116	110,004
		502,696
Metals & Mining – 0.3%
Agnico Eagle Mines Ltd	114	5,153
Anglo American PLC	477	8,561
Antofagasta PLC	395	5,022
ArcelorMittal*	160	4,127
Barrick Gold Corp	197	3,171
BHP Billiton PLC	460	8,101
Boliden AB	236	7,991
Franco-Nevada Corp	149	11,544
Freeport-McMoRan Inc*	368	5,167
Glencore PLC*	1,326	6,076
Goldcorp Inc	1,136	14,751
JFE Holdings Inc	200	3,906
Kinross Gold Corp*	706	2,994
Kobe Steel Ltd	100	1,143
Maruichi Steel Tube Ltd	200	5,822
Mitsubishi Materials Corp	100	3,457
Newmont Mining Corp	748	28,057
Nippon Steel & Sumitomo Metal Corp	200	4,592
Norsk Hydro ASA	516	3,752
Nucor Corp	167	9,359
Rio Tinto PLC	168	7,817
South32 Ltd	1,488	3,816
Sumitomo Metal Mining Co Ltd	200	6,424
Teck Resources Ltd	223	4,696
thyssenkrupp AG	331	9,809
		175,308
Multiline Retail – 0.1%
Dollar General Corp	169	13,697
Dollar Tree Inc*	30	2,605
Dollarama Inc	219	23,966
Isetan Mitsukoshi Holdings Ltd	100	1,044
J Front Retailing Co Ltd	100	1,382
Kohl's Corp	183	8,354
Macy's Inc	771	16,823
Marks & Spencer Group PLC	769	3,641
Marui Group Co Ltd	100	1,432
Target Corp	24	1,416
		74,360
Multi-Utilities – 0.2%
Ameren Corp	38	2,198
Atco Ltd/Canada	38	1,395
Canadian Utilities Ltd	893	27,736
CenterPoint Energy Inc	102	2,979

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
Centrica PLC	.1,082	$2,711
CMS Energy Corp	180	8,338
DTE Energy Co	63	6,764
E.ON SE	183	2,071
Engie SA	392	6,657
Innogy SE (144A)	318	14,151
NiSource Inc	149	3,813
Public Service Enterprise Group Inc	86	3,978
RWE AG	221	5,020
Sempra Energy	47	5,364
Suez	154	2,811
WEC Energy Group Inc	136	8,538
		104,524
Oil, Gas & Consumable Fuels – 0.9%
Anadarko Petroleum Corp	333	16,267
Andeavor	450	46,417
Apache Corp	484	22,167
ARC Resources Ltd	500	6,889
BP PLC	2,721	17,400
Cabot Oil & Gas Corp	1,401	37,477
Caltex Australia Ltd	45	1,133
Cameco Corp	698	6,742
Cenovus Energy Inc	225	2,256
Cimarex Energy Co	119	13,527
Concho Resources Inc*	48	6,323
ConocoPhillips	827	41,391
Devon Energy Corp	284	10,426
Enagas SA	265	7,461
Eni SpA	839	13,881
EOG Resources Inc	236	22,831
EQT Corp	398	25,966
Hess Corp	58	2,720
Husky Energy Inc*	143	1,790
Inpex Corp	200	2,125
JXTG Holdings Inc	600	3,087
Kinder Morgan Inc/DE	2,925	56,101
Koninklijke Vopak NV	67	2,938
Lundin Petroleum AB*	307	6,719
Marathon Oil Corp	172	2,332
Marathon Petroleum Corp	395	22,152
Neste Oyj	124	5,415
Noble Energy Inc	1,073	30,430
Occidental Petroleum Corp	336	21,575
Oil Search Ltd	185	1,016
OMV AG	7	408
Origin Energy Ltd*	138	809
Pioneer Natural Resources Co	72	10,623
PrairieSky Royalty Ltd	74	1,894
Range Resources Corp	580	11,351
Santos Ltd*	250	788
Snam SpA	2,118	10,202
Statoil ASA	298	5,962
TOTAL SA	57	3,061
TransCanada Corp	212	10,479
Valero Energy Corp	201	15,463
Williams Cos Inc	1,772	53,178
Woodside Petroleum Ltd	60	1,369
		582,541
Other – 11.7%
Industrial Select Sector SPDR Fund (ETF)	23,918	1,698,178
Vanguard FTSE All-World ex-US ETF	105,720	5,572,501
		7,270,679
Paper & Forest Products – 0%
Mondi PLC	63	1,692
Oji Holdings Corp	1,000	5,395
Stora Enso OYJ	172	2,429
West Fraser Timber Co Ltd	24	1,385
		10,901
Personal Products – 0.1%
Beiersdorf AG	13	1,399
Estee Lauder Cos Inc	256	27,607
Kao Corp	100	5,884

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Personal Products – (continued)
Shiseido Co Ltd	.100	$4,001
		38,891
Pharmaceuticals – 0.6%
Allergan PLC	11	2,254
Astellas Pharma Inc	800	10,179
AstraZeneca PLC	705	46,803
Bristol-Myers Squibb Co	409	26,070
Daiichi Sankyo Co Ltd	800	18,046
Eisai Co Ltd	100	5,134
Eli Lilly & Co	99	8,468
Hisamitsu Pharmaceutical Co Inc	100	4,800
Johnson & Johnson	154	20,022
Kyowa Hakko Kirin Co Ltd	100	1,701
Merck KGaA	327	36,372
Mitsubishi Tanabe Pharma Corp	100	2,293
Mylan NV*	53	1,663
Novartis AG	100	8,563
Ono Pharmaceutical Co Ltd	100	2,266
Otsuka Holdings Co Ltd	100	3,974
Roche Holding AG	235	60,006
Sanofi	438	43,486
Santen Pharmaceutical Co Ltd	100	1,576
Shionogi & Co Ltd	100	5,467
Sumitomo Dainippon Pharma Co Ltd	200	2,602
Takeda Pharmaceutical Co Ltd	400	22,092
Vifor Pharma AG	15	1,766
Zoetis Inc	505	32,199
		367,802
Professional Services – 0%
Bureau Veritas SA	37	955
Nielsen Holdings PLC	118	4,891
Verisk Analytics Inc*	116	9,650
		15,496
Real Estate Management & Development – 0.1%
CapitaLand Ltd	200	528
City Developments Ltd	100	835
CK Asset Holdings Ltd	500	4,138
Daiwa House Industry Co Ltd	400	13,812
Henderson Land Development Co Ltd	1,000	6,625
Hongkong Land Holdings Ltd	200	1,440
Hulic Co Ltd	100	980
Mitsubishi Estate Co Ltd	300	5,217
Mitsui Fudosan Co Ltd	200	4,337
New World Development Co Ltd	3,000	4,309
Swire Pacific Ltd	2,000	19,408
Swire Properties Ltd	400	1,357
Swiss Prime Site AG*	4	360
UOL Group Ltd	300	1,796
Vonovia SE	38	1,617
		66,759
Road & Rail – 0.1%
East Japan Railway Co	100	9,230
MTR Corp Ltd	1,000	5,838
Norfolk Southern Corp	34	4,496
Tokyu Corp	300	4,248
Union Pacific Corp	151	17,511
West Japan Railway Co	200	13,905
		55,228
Semiconductor & Semiconductor Equipment – 0.3%
Analog Devices Inc	17	1,465
ASM Pacific Technology Ltd	500	7,201
ASML Holding NV	12	2,043
Broadcom Ltd	36	8,731
Infineon Technologies AG	692	17,395
Intel Corp	97	3,694
KLA-Tencor Corp	92	9,752
Micron Technology Inc*	553	21,749
NVIDIA Corp	97	17,341
Qorvo Inc*	201	14,207
QUALCOMM Inc	755	39,139
STMicroelectronics NV	351	6,790
Xilinx Inc	397	28,120
		177,627

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Software – 0.7%
Activision Blizzard Inc	.17	$1,097
Adobe Systems Inc*	125	18,647
ANSYS Inc*	262	32,155
Autodesk Inc*	12	1,347
CA Inc	920	30,710
Cadence Design Systems Inc*	175	6,907
Citrix Systems Inc*	118	9,065
Dassault Systemes SE	175	17,701
Electronic Arts Inc*	63	7,438
Gemalto NV	267	11,926
Intuit Inc	64	9,097
LINE Corp*	100	3,613
Microsoft Corp	217	16,164
Nexon Co Ltd*	100	2,610
Open Text Corp	401	12,940
Oracle Corp	1,451	70,156
Oracle Corp Japan	200	15,714
Red Hat Inc*	64	7,095
Sage Group PLC	2,989	27,973
salesforce.com Inc*	244	22,794
SAP SE	6	657
Synopsys Inc*	1,020	82,141
		407,947
Specialty Retail – 0.4%
Advance Auto Parts Inc	52	5,158
AutoZone Inc*	54	32,136
Best Buy Co Inc	106	6,038
CarMax Inc*	368	27,898
Dixons Carphone PLC	3,601	9,331
Dufry AG*	110	17,475
Foot Locker Inc	93	3,275
Gap Inc	184	5,434
Home Depot Inc	204	33,366
Industria de Diseno Textil SA	157	5,916
Kingfisher PLC	4,117	16,465
Lowe's Cos Inc	118	9,433
O'Reilly Automotive Inc*	4	861
Ross Stores Inc	31	2,002
Tiffany & Co	187	17,163
TJX Cos Inc	143	10,543
Tractor Supply Co	230	14,557
Ulta Beauty Inc*	6	1,356
Yamada Denki Co Ltd	1,900	10,386
		228,793
Technology Hardware, Storage & Peripherals – 0.2%
Apple Inc	354	54,558
BlackBerry Ltd*	698	7,805
Brother Industries Ltd	100	2,327
Canon Inc	500	17,087
FUJIFILM Holdings Corp	400	15,526
Hewlett Packard Enterprise Co	920	13,533
HP Inc	235	4,691
Ricoh Co Ltd	800	7,779
Western Digital Corp	226	19,526
Xerox Corp	213	7,091
		149,923
Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	9	2,036
Asics Corp	100	1,490
Coach Inc	548	22,073
Gildan Activewear Inc	127	3,969
Hanesbrands Inc	260	6,406
Hermes International	17	8,570
HUGO BOSS AG	110	9,697
Li & Fung Ltd	4,000	2,007
Luxottica Group SpA	193	10,786
NIKE Inc	1,462	75,805
PVH Corp	116	14,623
Ralph Lauren Corp	130	11,478
Under Armour Inc*	551	9,080
VF Corp	167	10,616
Yue Yuen Industrial Holdings Ltd	500	1,901
		190,537

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Tobacco – 0.1%
Altria Group Inc	.210	$13,318
Imperial Brands PLC	315	13,438
Japan Tobacco Inc	600	19,668
Philip Morris International Inc	6	666
Swedish Match AB	348	12,211
		59,301
Trading Companies & Distributors – 0.1%
Brenntag AG	60	3,341
Bunzl PLC	283	8,596
ITOCHU Corp	500	8,190
Marubeni Corp	1,300	8,880
Sumitomo Corp	400	5,754
		34,761
Transportation Infrastructure – 0%
Aeroports de Paris	10	1,617
Groupe Eurotunnel SE	39	470
		2,087
Water Utilities – 0.1%
American Water Works Co Inc	160	12,946
Severn Trent PLC	643	18,720
United Utilities Group PLC	1,748	20,012
		51,678
Wireless Telecommunication Services – 0.1%
Millicom International Cellular SA (SDR)	88	5,809
NTT DOCOMO Inc	200	4,569
Rogers Communications Inc	563	29,034
StarHub Ltd	2,200	4,218
Tele2 AB	301	3,445
		47,075
Total Common Stocks (cost $15,791,668)		16,168,601
Preferred Stocks – 0%
Automobiles – 0%
Porsche Automobil Holding SE	97	6,202
Volkswagen AG	46	7,502
		13,704
Media – 0%
ProSiebenSat.1 Media SE	143	4,873
Total Preferred Stocks (cost $19,013)		18,577
Rights – 0%
Equity Real Estate Investment Trusts (REITs) – 0%
Capitaland Commercial* (cost $0)	249	54
Investment Companies – 73.2%
Exchange-Traded Funds (ETFs) – 73.2%
Financial Select Sector SPDR Fund	33,184	858,138
iShares 20+ Year Treasury Bond	5,003	624,174
iShares 7-10 Year Treasury Bond	9,014	960,171
iShares Agency Bond	9,422	1,070,905
iShares Edge MSCI Min Vol Global	13,976	1,137,367
iShares iBoxx $ High Yield Corporate Bond	15,856	1,407,379
iShares iBoxx $ Investment Grade Corporate Bond	7,388	895,647
iShares MSCI Canada	14,446	418,067
iShares MSCI Europe Financials	8,060	189,249
iShares MSCI Hong Kong	10,097	249,295
PowerShares QQQ Trust Series 1	15,603	2,269,456
Vanguard Consumer Staples ETF	4,986	690,860
Vanguard Financials	25,048	1,637,137
Vanguard FTSE All World ex-US Small-Cap†	23,782	2,733,265
Vanguard FTSE Emerging Markets	95,453	4,158,887
Vanguard FTSE Europe†	43,421	2,532,747
Vanguard FTSE Pacific†	39,922	2,722,680
Vanguard Growth	9,849	1,307,455
Vanguard High Dividend Yield	12,752	1,033,805
Vanguard Industrials	5,442	730,643
Vanguard International High Dividend Yield	36,743	2,413,648
Vanguard Materials	3,210	412,549
Vanguard Mid-Cap†	18,291	2,688,777
Vanguard Mortgage-Backed Securities	19,921	1,051,430
Vanguard S&P 500	11,713	2,702,892
Vanguard Small-Cap	25,861	3,654,677
Vanguard Total International Bond	37,481	2,046,088
Vanguard Value†	27,315	2,726,583
Total Investment Companies (cost $43,102,991)		45,323,971

Shares/Principal/ Contract Amounts		Value
U.S. Government Agency Notes – 0.7%
Federal Home Loan Bank Discount Notes:
0%, 10/2/17◊ (cost $399,980)	$400,000	$400,000
OTC Purchased Options – Puts – 0.1%
Counterparty/Reference Asset
Bank of America:
S&P 500 Index,
Notional amount $9,573,568, premiums paid $199,614, unrealized depreciation $(132,373), exercise price $2400.00, expires 12/15/17*	.38	67,241
Total Investments (total cost $59,513,266) – 100.1%		61,978,444
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(63,973)
Net Assets – 100%		$61,914,471

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$57,926,322	93.5%
Japan	872,390	1.4
Canada	829,456	1.3
United Kingdom	582,234	0.9
Germany	446,499	0.7
France	252,718	0.4
Switzerland	190,664	0.3
Hong Kong	159,633	0.2
Spain	117,428	0.2
Sweden	114,171	0.2
Netherlands	108,490	0.2
Italy	104,539	0.2
Australia	70,744	0.1
Singapore	54,363	0.1
Finland	48,006	0.1
Belgium	45,953	0.1
Norway	38,269	0.1
Austria	13,716	0.0
New Zealand	2,849	0.0

Total	$61,978,444	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	10/12/17	(303,500)	$389,626	$(17,130)
Canadian Dollar	10/12/17	(472,500)	377,206	(1,548)
Euro	10/12/17	(1,588,675)	1,879,417	898
Japanese Yen	10/12/17	(118,305,000)	1,085,423	33,373

				15,593
Citibank NA:
Japanese Yen	10/26/17	(25,495,000)	227,184	283
HSBC Securities (USA), Inc.:
Swiss Franc	10/12/17	(271,000)	281,724	1,603
Total				$17,479

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

Bank of America:

S&P 500 Index	38	2,300.00	USD	12/15	$(9,573,568)	$118,256	$83,241	$(35,015)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, sold	$ 6,192,548
Purchased options contracts, put	114,775
Written options contracts, put	50,801

Notes to Schedule of Investments (unaudited)

CDI	Clearing House Electronic Subregister System Depositary Interest
OTC	Over-the-Counter
PLC	Public Limited Company
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $29,421, which represents 0.0% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $6,021,688.

◊	Zero coupon bond.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$16,168,601	$-	$-
Preferred Stocks	-	18,577	-
Rights	-	54	-
Investment Companies	45,323,971	-	-
U.S. Government Agency Notes	-	400,000	-
OTC Purchased Options – Puts	-	67,241	-
Total Investments in Securities	$61,492,572	$485,872	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	36,157	-
Total Assets	$61,492,572	$522,029	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$18,678	$-
Options Written, at Value	-	35,015	-
Total Liabilities	$-	$53,693	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Adaptive Global Allocation Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity indices for the purpose of decreasing exposure to broad equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson All Asset Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Investment Companies – 97.6%
Alternative Funds – 10.2%
AQR Equity Market Neutral Fund	.129,500	$1,629,114
AQR Managed Futures Strategy Fund	158,342	1,394,994
ASG Global Alternatives Fund*	186,847	2,012,337
		5,036,445
Equity Funds – 7.4%
Janus Henderson Emerging Markets Fund - Class N Shares£	210,214	2,190,426
US Cities Fund LP	1	1,429,635
		3,620,061
Exchange-Traded Funds (ETFs) – 33.3%
iShares Edge MSCI Min Vol EAFE	17,038	1,210,720
iShares Edge MSCI Min Vol Emerging Markets	26,389	1,533,201
iShares iBoxx $ Investment Grade Corporate Bond	12,316	1,493,069
iShares JP Morgan USD Emerging Markets Bond	8,420	980,256
iShares TIPS Bond ETF	16,895	1,918,934
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	19,098	1,944,177
PowerShares International Dividend Achievers Portfolio	92,109	1,487,560
PowerShares Senior Loan Portfolio	62,715	1,452,479
SPDR S&P Regional Banking, 12/15/17	23,902	1,356,678
Sprott Physical Gold Trust, 12/15/17*	115,594	1,206,801
VanEck Vectors J.P. Morgan EM Local Currency Bond, 12/7/17	51,596	990,643
Vanguard Information Technology	5,023	763,446
		16,337,964
Fixed Income Funds – 13.4%
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	165,709	1,565,948
Janus Henderson Global Equity Income Fund - Class N Shares£	234,865	1,834,296
Janus Henderson Strategic Income Fund - Class N Shares£	142,921	1,267,584
T Rowe Price US High Yield Fund, 12/19/17	186,496	1,902,256
		6,570,084
Money Markets – 33.3%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº	16,364,947	16,364,947
Total Investments (total cost $46,724,805) – 97.6%		47,929,501
Cash, Receivables and Other Assets, net of Liabilities – 2.4%		1,200,147
Net Assets – 100%		$49,129,648

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 11.0%
Equity Funds – 4.5%
Janus Henderson Emerging Markets Fund - Class N Shares	$—	$—	$111,413	$2,190,426
Fixed Income Funds – 6.5%
Janus Henderson Global Equity Income Fund - Class N Shares	26,367	—	55,557	1,834,296
Janus Henderson Strategic Income Fund - Class N Shares	8,595	—	5,683	1,267,584
Total Fixed Income Funds	$34,962	$—	$61,240	$3,101,880

Total Affiliated Investments – 11.0%	$34,962	$—	$172,653	$5,292,306

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 11.0%
Equity Funds – 4.5%
Janus Henderson Emerging Markets Fund - Class N Shares	210,214	—	—	210,214
Fixed Income Funds – 6.5%
Janus Henderson Global Equity Income Fund - Class N Shares	231,489	3,376	—	234,865
Janus Henderson Strategic Income Fund - Class N Shares	142,014	907	—	142,921

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	10/25/17	1,968,069	$(2,664,882)	$(26,046)
Euro	10/25/17	2,775,755	(3,335,111)	(50,338)
Japanese Yen	10/25/17	341,305,945	(3,059,691)	(22,304)
Total				$(98,688)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year US Treasury Note	15	12/19/17	$1,879,688	$(18,047)	$(6,328)
EURO STOXX 50 Index	90	12/7/17	3,803,491	79,387	50,891
FTSE 100 Index	27	12/19/17	2,651,418	(11,340)	23,472
NIKKEI 225	6	12/15/17	1,085,770	67,108	19,969
S&P 500® E-mini Index	8	12/15/17	1,006,400	9,985	5,872
TOPIX Index	15	12/15/17	2,233,135	130,469	45,169
Total				$257,562	$139,045

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$ 9,942,775

Notes to Schedule of Investments (unaudited)

ETF	Exchange-Traded Fund
LP	Limited Partnership
SPDR	Standard & Poor's Depositary Receipt

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$5,036,445	$-	$-
Equity Funds	2,190,426	1,429,635	-
Exchange-Traded Funds (ETFs)	16,337,964	-	-
Fixed Income Funds	6,570,084	-	-
Money Markets	16,364,947	-	-
Total Investments in Securities	$46,499,866	$1,429,635	$-
Other Financial Instruments(a):
Variation Margin Receivable	145,373	-	-
Total Assets	$46,645,239	$1,429,635	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$98,688	$-
Variation Margin Payable	6,328	-	-
Total Liabilities	$6,328	$98,688	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson All Asset Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund may seek exposure to both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies) by investing in other investment companies or investment pools, by investing directly in securities and other investments or through the use of derivatives. Such investment companies and investment pools might include, for example, other open-end or closed-end investment companies (including investment companies that concentrate their investments in one or more industries or economic or market sectors), exchange-traded funds (“ETFs”, which are open-end investment companies whose shares may be bought or sold by investors in transactions on major stock exchanges), unit investment trusts, and domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as “hedge funds”) or indexes of investment pools. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase futures on equity indices to increase exposure to equity risk.

The Fund may purchase futures on interest rate futures to increase exposure to interest rate risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF or mutual fund invests.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Investment Companies – 5.6%
Money Markets – 5.6%
Janus Cash Liquidity Fund LLC, 1.0644%(a),ºº,£ (cost $4,075,294)	.4,075,294	$4,075,294
U.S. Government Agency Notes – 83.9%
United States Treasury Bill:
0%, 10/12/17†,◊	$13,000,000	13,000,154
0%, 11/9/17◊	10,000,000	9,989,888
0%, 12/14/17†,◊	13,000,000	12,974,760
0%, 1/11/18†,◊	13,000,000	12,963,296
0%, 2/8/18◊	12,500,000	12,451,478
Total U.S. Government Agency Notes (cost $61,371,624)		61,379,576
Total Investments (total cost $65,446,918) – 89.5%		65,454,870
Cash, Receivables and Other Assets, net of Liabilities – 10.5%		7,710,648
Net Assets – 100%		$73,165,518

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 5.6%
Money Markets – 5.6%
Janus Cash Liquidity Fund LLC, 1.0644%(a),ºº	$9,290	$—	$—	$4,075,294

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 5.6%
Money Markets – 5.6%
Janus Cash Liquidity Fund LLC, 1.0644%(a),ºº	5,561,820	12,509,844	(13,996,370)	4,075,294

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	10/6/17	3,648,000	$(2,870,254)	$(9,608)
British Pound	10/6/17	(790,000)	1,059,319	766
Euro	10/6/17	(4,200,000)	4,938,423	(26,026)
Japanese Yen	10/6/17	(240,600,000)	2,135,929	(2,916)
New Zealand Dollar	10/6/17	3,515,000	(2,543,683)	(5,676)
Norwegian Krone	10/6/17	20,900,000	(2,631,360)	(6,352)
Swedish Krona	10/6/17	(11,740,000)	1,440,475	(1,709)
Swiss Franc	10/6/17	(2,113,000)	2,175,010	(8,113)
Total				$(59,634)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Brent Crude(a)	28	10/31/17	$1,590,120	$43,091	$(21,840)
Copper(a)	9	3/27/18	669,038	(6,873)	5,513
Cotton(a)	47	3/7/18	1,592,830	(26,373)	(235)
Euro-Bund	115	12/7/17	21,882,305	(189,695)	(1,258)
Gold(a)	5	2/26/18	644,450	(13,078)	(1,500)
S&P 500® E-mini Index	94	12/15/17	11,825,200	80,706	50,491
Silver(a)	8	3/27/18	670,840	(25,714)	(6,040)
WTI Crude(a)	31	1/22/18	1,618,820	31,676	(14,014)
Total - Futures Purchased				(106,260)	11,117
Futures Sold:
10-Year US Treasury Note	115	12/19/17	(14,410,938)	14,375	14,375
Coffee(a)	13	3/19/18	(641,794)	5,817	6,338
Corn(a)	36	3/14/18	(661,950)	4,344	(1,800)
Live Cattle(a)	14	2/28/18	(664,300)	(11,543)	(1,340)
Soybean(a)	14	1/12/18	(684,950)	(12)	(62)
Sugar(a)	41	6/29/18	(660,789)	16,273	(7,806)
US Dollar Index	189	12/18/17	(17,554,887)	(52,840)	19,647
Wheat(a)	28	3/14/18	(653,100)	(13,252)	19,950
Total - Futures Sold				(36,838)	49,302
Total				$(143,098)	$60,419

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Barclays Capital, Inc.:

3 month USD LIBOR plus 20 basis points	Bloomberg Barclays U.S. Credit RBI Series-1 Index	Monthly	11/1/17	21,300,001	USD	$(40,306)

BNP Paribas:

Plus 40 basis points	A long/short basket of equity indices(1)	Monthly	11/3/17	14,000,000	USD	(5)
Minus 30 basis points	A long/short basket of equity indices(2)	Monthly	11/3/17	19,600,000	USD	(5)
Plus 22 basis points(a)	A long/short basket of commodity indices(3)	Monthly	11/3/17	54,600,000	USD	(8)
						(18)

Goldman Sachs International:

MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 25 basis points	Monthly	7/5/18	(22,314,202)	USD	(154,896)
1 month USD LIBOR plus 90 basis points	MSCI Daily Total Return Net Emerging Markets	Monthly	7/5/18	20,935,617	USD	(336,397)
						(491,293)
Total						$(531,617)

(1) Long Index – S&P 500 Pure Value TR Index, Short Index – S&P 500 Pure Growth TR Index

(2) Long Index – Russell 2000 Total Return Index, Short Index – Russell 1000 Total Return Index

(3) Long Index – Bloomberg Commodity Index 2-4-6 Forward Blend, Short Index – Bloomberg Commodity Index

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$ 7,702,431
Forward foreign currency exchange contracts, sold	10,590,024
Futures contracts, purchased	32,800,977
Futures contracts, sold	39,383,384
Total return swaps, long	309,903
Total return swaps, short	(87,136)

Notes to Consolidated Schedule of Investments (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $30,950,263.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$4,075,294	$-
U.S. Government Agency Notes	-	61,379,576	-
Total Investments in Securities	$-	$65,454,870	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	766	-
Variation Margin Receivable	116,314	-	-
Total Assets	$116,314	$65,455,636	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$60,400	$-
Outstanding Swap Contracts, at Value	-	531,617	-
Variation Margin Payable	55,895	-	-
Total Liabilities	$55,895	$592,017	$-

(a)	Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Diversified Alternatives Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of September 30, 2017, the Fund owns 688,356 shares of the Subsidiary, with a market value of $10,121,256. This represents 14% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments includes the accounts of both the Fund and the Subsidiary.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity indices or custom baskets of equity indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on a custom basket of commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Consolidated Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Dividend & Income Builder Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Corporate Bonds – 16.0%
Banking – 2.4%
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	$1,000,000	$1,149,579
HBOS Capital Funding LP, 6.8500%µ	100,000	102,250
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	546,000	625,170
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	500,000	554,066
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	1,000,000	1,002,500
		3,433,565
Capital Goods – 2.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	600,000	616,320
Ball Corp, 5.2500%, 7/1/25	500,000	548,875
Berry Global Inc, 5.1250%, 7/15/23	1,000,000	1,045,000
Crown Americas LLC / Crown Americas Capital Corp IV, 4.5000%, 1/15/23	1,000,000	1,052,500
Sealed Air Corp, 5.2500%, 4/1/23	200,000	215,500
		3,478,195
Communications – 3.4%
Altice US Finance I Corp, 5.5000%, 5/15/26	1,000,000	1,055,000
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27	1,000,000	1,047,500
CSC Holdings LLC, 6.6250%, 10/15/25	600,000	657,000
Sirius XM Radio Inc, 6.0000%, 7/15/24	1,000,000	1,076,250
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	500,000	525,625
Verizon Communications Inc, 5.0120%, 4/15/49	512,000	527,603
		4,888,978
Consumer Cyclical – 2.1%
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	1,000,000	1,003,846
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	1,000,000	1,105,500
Service Corp International/US, 8.0000%, 11/15/21	200,000	236,000
Service Corp International/US, 5.3750%, 5/15/24	700,000	743,750
		3,089,096
Consumer Non-Cyclical – 2.9%
Altria Group Inc, 5.3750%, 1/31/44	125,000	150,013
Aramark Services Inc, 5.1250%, 1/15/24	715,000	758,794
Aramark Services Inc, 4.7500%, 6/1/26	291,000	306,394
HCA Inc, 5.2500%, 6/15/26	1,000,000	1,077,500
Imperial Brands Finance PLC, 4.2500%, 7/21/25	1,000,000	1,054,415
PepsiCo Inc, 4.4500%, 4/14/46	700,000	775,896
		4,123,012
Insurance – 0.7%
Prudential PLC, 5.2500%µ	900,000	928,125
Prudential PLC, 6.5000%µ	100,000	100,904
		1,029,029
Technology – 2.1%
Apple Inc, 3.3500%, 2/9/27	1,000,000	1,029,136
Equinix Inc, 5.3750%, 4/1/23	600,000	624,480
Oracle Corp, 3.9000%, 5/15/35	700,000	733,773
VMware Inc, 3.9000%, 8/21/27	708,000	715,403
		3,102,792
Total Corporate Bonds (cost $22,616,423)		23,144,667
Common Stocks – 81.2%
Aerospace & Defense – 0.9%
BAE Systems PLC	.156,389	1,323,182
Air Freight & Logistics – 3.0%
Deutsche Post AG	59,685	2,656,719
United Parcel Service Inc	13,562	1,628,661
		4,285,380
Auto Components – 0.7%
GKN PLC	214,382	993,812
Automobiles – 2.5%
General Motors Co	30,908	1,248,065
Renault SA	24,305	2,387,214
		3,635,279
Banks – 7.0%
Bank of China Ltd	2,345,000	1,155,794
BNP Paribas SA	32,176	2,595,237
ING Groep NV	129,659	2,390,395
Intesa Sanpaolo	375,753	1,328,637
JPMorgan Chase & Co	12,130	1,158,536
Mitsubishi UFJ Financial Group Inc	242,600	1,575,574
		10,204,173

Shares or Principal Amounts		Value
Common Stocks – (continued)
Beverages – 3.8%
Carlsberg A/S	.10,340	$1,131,643
Coca-Cola Co	29,484	1,327,075
Coca-Cola European Partners PLC	27,051	1,125,863
Diageo PLC	57,951	1,904,577
		5,489,158
Capital Markets – 3.3%
Blackstone Group LP	50,546	1,686,720
Credit Suisse Group AG*	43,824	693,959
Natixis SA	301,794	2,414,580
		4,795,259
Chemicals – 1.7%
Agrium Inc	11,093	1,189,280
DowDuPont Inc	17,859	1,236,379
		2,425,659
Commercial Services & Supplies – 1.9%
Prosegur Cash SA*	541,107	1,627,471
Societe BIC SA	9,933	1,190,312
		2,817,783
Communications Equipment – 1.2%
Cisco Systems Inc	50,091	1,684,560
Diversified Financial Services – 1.4%
Standard Life Aberdeen PLC	349,702	2,031,081
Diversified Telecommunication Services – 4.2%
Bezeq The Israeli Telecommunication Corp Ltd	407,867	583,377
Deutsche Telekom AG	96,370	1,797,748
Orange SA	102,659	1,681,522
Telenor ASA	37,002	782,560
Verizon Communications Inc	26,116	1,292,481
		6,137,688
Electric Utilities – 2.5%
Enel SpA	319,508	1,923,837
SSE PLC	90,121	1,686,795
		3,610,632
Equity Real Estate Investment Trusts (REITs) – 3.4%
Crown Castle International Corp	12,404	1,240,152
Eurocommercial Properties NV	24,691	1,055,722
ICADE	15,382	1,371,922
Iron Mountain Inc	33,838	1,316,298
		4,984,094
Food Products – 0.8%
Nestle SA	14,404	1,206,657
Hotels, Restaurants & Leisure – 0.9%
Las Vegas Sands Corp	19,599	1,257,472
Industrial Conglomerates – 1.7%
CK Hutchison Holdings Ltd	118,000	1,508,366
General Electric Co	42,449	1,026,417
		2,534,783
Insurance – 2.4%
AXA SA	44,379	1,342,116
Prudential PLC	90,737	2,171,838
		3,513,954
Media – 1.6%
ITV PLC	428,585	1,003,159
NOS SGPS SA	222,748	1,379,391
		2,382,550
Metals & Mining – 1.1%
Rio Tinto PLC	34,480	1,604,398
Oil, Gas & Consumable Fuels – 7.5%
BP PLC	398,856	2,550,631
Chevron Corp	23,207	2,726,822
Royal Dutch Shell PLC	83,524	2,523,971
Snam SpA	126,125	607,544
TOTAL SA	44,644	2,397,682
		10,806,650
Paper & Forest Products – 1.0%
UPM-Kymmene OYJ	52,995	1,436,089
Personal Products – 1.2%
Unilever NV	28,900	1,709,061
Pharmaceuticals – 8.7%
Bayer AG	18,399	2,507,067
Johnson & Johnson	10,063	1,308,291
Novartis AG	24,689	2,114,160
Novo Nordisk A/S	25,130	1,201,514

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Pfizer Inc	.96,468	$3,443,908
Roche Holding AG	7,803	1,992,461
		12,567,401
Professional Services – 3.4%
Nielsen Holdings PLC	44,864	1,859,613
RELX NV	144,325	3,071,833
		4,931,446
Real Estate Management & Development – 0.7%
Nexity SA*	16,810	1,027,071
Semiconductor & Semiconductor Equipment – 2.3%
Maxim Integrated Products Inc	25,442	1,213,838
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	55,566	2,086,503
		3,300,341
Software – 2.9%
Microsoft Corp	56,288	4,192,893
Specialty Retail – 0.6%
Best Buy Co Inc	15,274	870,007
Technology Hardware, Storage & Peripherals – 0.9%
HP Inc	66,860	1,334,526
Textiles, Apparel & Luxury Goods – 0.8%
Hanesbrands Inc	46,461	1,144,799
Tobacco – 4.4%
British American Tobacco PLC	19,540	1,223,115
Imperial Brands PLC	59,422	2,534,897
Japan Tobacco Inc	42,000	1,376,731
Philip Morris International Inc	10,609	1,177,705
		6,312,448
Wireless Telecommunication Services – 0.8%
Vodafone Group PLC	397,978	1,113,344
Total Common Stocks (cost $102,434,278)		117,663,630
Investment Companies – 2.4%
Money Markets – 2.4%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $3,443,222)	$3,443,222	3,443,222
Total Investments (total cost $128,493,923) – 99.6%		144,251,519
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		521,277
Net Assets – 100%		$144,772,796

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$56,306,653	39.0%
United Kingdom	25,781,201	17.9
France	16,407,656	11.4
Netherlands	10,750,982	7.5
Germany	7,487,159	5.2
Switzerland	6,007,237	4.2
Italy	3,860,018	2.7
Japan	2,952,305	2.1
Denmark	2,333,157	1.6
Taiwan	2,086,503	1.4
Spain	1,627,471	1.1
Hong Kong	1,508,366	1.0
Finland	1,436,089	1.0
Portugal	1,379,391	1.0
Canada	1,189,280	0.8
China	1,155,794	0.8
Norway	782,560	0.5
Ireland	616,320	0.4
Israel	583,377	0.4

Total	$144,251,519	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	10/25/17	(5,277,849)	$7,141,023	$64,352
Euro	10/25/17	(7,099,267)	8,467,317	66,185
Total				$130,537

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward currency contracts, sold	$15,288,271

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $2,725,666, which represents 1.9% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$23,144,667	$-
Common Stocks	117,663,630	-	-
Investment Companies	3,443,222	-	-
Total Investments in Securities	$121,106,852	$23,144,667	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	130,537	-
Total Assets	$121,106,852	$23,275,204	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Dividend & Income Builder Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to provide current income from a portfolio of securities that exceeds the average yield on global stocks, and aims to provide a growing stream of income per share over time. The Fund's secondary objective is to seek to provide long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 0.1%
Hanwha Techwin Co Ltd*	.37	$1,073
Korea Aerospace Industries Ltd	174	6,640
		7,713
Airlines – 0.2%
Air China Ltd	14,000	11,632
Auto Components – 1.7%
Bharat Forge Ltd	224	2,020
Bharat Forge Ltd*,(a)	224	2,020
Fuyao Glass Industry Group Co Ltd (144A)	12,400	45,004
Hankook Tire Co Ltd	52	2,734
Hanon Systems	528	5,810
Minth Group Ltd	2,000	10,472
Motherson Sumi Systems Ltd	10,360	53,360
		121,420
Automobiles – 2.8%
Astra International Tbk PT	7,500	4,401
Brilliance China Automotive Holdings Ltd	22,000	58,582
BYD Co Ltd	1,000	9,275
Dongfeng Motor Group Co Ltd	4,000	5,285
Geely Automobile Holdings Ltd	20,000	56,329
Guangzhou Automobile Group Co Ltd	4,000	9,258
Hero MotoCorp Ltd	157	9,073
Maruti Suzuki India Ltd	428	52,282
		204,485
Banks – 16.6%
Abu Dhabi Commercial Bank PJSC	2,544	4,919
Agricultural Bank of China Ltd	10,000	4,481
Akbank Turk AS	517	1,365
AMMB Holdings Bhd	25,400	26,236
Banco de Chile	167,626	25,591
Banco Santander Chile	462,767	34,438
Bancolombia SA	889	9,925
Bank Central Asia Tbk PT	41,600	62,726
Bank Mandiri Persero Tbk PT	18,400	9,191
Bank Negara Indonesia Persero Tbk PT	15,000	8,245
Bank of the Philippine Islands	17,440	34,149
Bank Rakyat Indonesia Persero Tbk PT	5,600	6,354
BDO Unibank Inc	2,270	5,842
BNK Financial Group Inc	586	5,117
Chang Hwa Commercial Bank Ltd	47,250	25,557
China Development Financial Holding Corp	6,000	1,801
Chongqing Rural Commercial Bank Co Ltd	13,000	8,238
CIMB Group Holdings Bhd	16,600	24,776
Credicorp Ltd	100	20,502
CTBC Financial Holding Co Ltd	21,240	13,310
DGB Financial Group Inc	338	3,099
Dubai Islamic Bank PJSC	10,710	17,645
E.Sun Financial Holding Co Ltd	53,505	31,941
First Abu Dhabi Bank PJSC	30,422	84,503
First Financial Holding Co Ltd	76,657	49,175
Grupo Financiero Banorte SAB de CV	3,000	20,694
Grupo Financiero Inbursa SAB de CV	10,900	19,943
Grupo Financiero Santander Mexico SAB de CV	16,100	32,694
Hana Financial Group Inc	553	22,867
Hong Leong Bank Bhd	5,800	21,793
Hua Nan Financial Holdings Co Ltd	27,450	14,893
ICICI Bank Ltd	910	3,854
Industrial Bank of Korea	411	5,168
Kasikornbank PCL	4,400	28,242
KB Financial Group Inc	822	40,271
Komercni banka as	483	21,107
Krung Thai Bank PCL	66,300	37,386
Malayan Banking Bhd	11,300	25,513
Masraf Al Rayan QSC	4,475	45,623
mBank SA*	45	5,170
Mega Financial Holding Co Ltd	19,000	14,852
Moneta Money Bank AS	6,075	21,404
OTP Bank PLC	324	12,163
Powszechna Kasa Oszczednosci Bank Polski SA*	1,568	15,189

Shares		Value
Common Stocks – (continued)
Banks – (continued)
Public Bank Bhd	.16,200	$78,448
Qatar National Bank QPSC	289	9,684
Siam Commercial Bank PCL	2,300	10,555
State Bank of India	6,540	25,419
Taishin Financial Holding Co Ltd	37,538	16,157
Taiwan Cooperative Financial Holding Co Ltd	89,588	46,242
Turkiye Garanti Bankasi AS	2,540	6,904
Turkiye Halk Bankasi AS	7,042	23,966
Turkiye Is Bankasi	15,111	28,768
Woori Bank	2,562	39,937
Yes Bank Ltd	1,515	8,119
		1,222,151
Beverages – 2.2%
Arca Continental SAB de CV	8,100	55,384
China Resources Beer Holdings Co Ltd	18,000	48,737
Cia Cervecerias Unidas SA	2,998	40,397
Coca-Cola Femsa SAB de CV	1,300	10,048
Fomento Economico Mexicano SAB de CV	1,100	10,516
		165,082
Biotechnology – 0.6%
Celltrion Inc	162	20,089
Medy-Tox Inc	55	23,751
		43,840
Building Products – 0%
KCC Corp	10	3,270
Capital Markets – 0.5%
Investec Ltd	1,311	9,495
Korea Investment Holdings Co Ltd	336	17,958
Mirae Asset Daewoo Co Ltd	874	7,503
		34,956
Chemicals – 2.3%
Asian Paints Ltd	419	7,260
Hanwha Chemical Corp	372	10,542
Hyosung Corp	85	10,800
Indorama Ventures PCL	10,800	13,686
Petronas Chemicals Group Bhd	12,000	20,725
PTT Global Chemical PCL	38,300	88,455
Sinopec Shanghai Petrochemical Co Ltd	14,000	8,334
UPL Ltd	783	9,333
		169,135
Commercial Services & Supplies – 0.4%
China Everbright International Ltd	20,000	25,092
Novus Holdings Ltd	9	4
S-1 Corp	87	6,777
		31,873
Communications Equipment – 0.2%
ZTE Corp*	4,000	13,084
Construction & Engineering – 1.2%
China State Construction International Holdings Ltd	28,000	40,792
Daelim Industrial Co Ltd	25	1,749
Gamuda Bhd	10,300	12,884
Hyundai Engineering & Construction Co Ltd	381	12,760
IJM Corp Bhd	12,300	9,616
Larsen & Toubro Ltd	460	8,044
		85,845
Construction Materials – 1.3%
Ambuja Cements Ltd	474	1,934
Cementos Argos SA	384	1,532
Cemex SAB de CV	4,700	4,273
Grasim Industries Ltd	590	10,244
Grupo Argos SA/Colombia	2,508	18,062
Indocement Tunggal Prakarsa Tbk PT	6,900	9,687
Semen Indonesia Persero Tbk PT	19,800	14,891
Shree Cement Ltd	7	1,991
Siam Cement PCL	2,000	30,114
UltraTech Cement Ltd	16	944
		93,672
Consumer Finance – 0.6%
Bajaj Finance Ltd	1,303	36,670
Shriram Transport Finance Co Ltd	484	7,814
		44,484
Diversified Consumer Services – 2.5%
New Oriental Education & Technology Group Inc (ADR)	1,200	105,912

Shares		Value
Common Stocks – (continued)
Diversified Consumer Services – (continued)
TAL Education Group (ADR)	.2,400	$80,904
		186,816
Diversified Financial Services – 1.3%
Ayala Corp	260	4,966
Chailease Holding Co Ltd	19,000	45,808
Fubon Financial Holding Co Ltd	9,000	14,040
Haci Omer Sabanci Holding AS	542	1,525
Metro Pacific Investments Corp	41,700	5,501
Rural Electrification Corp Ltd	9,290	21,748
		93,588
Diversified Telecommunication Services – 6.1%
Bharti Infratel Ltd	1,966	11,992
Chunghwa Telecom Co Ltd	67,000	230,920
Emirates Telecommunications Group Co PJSC	14,846	69,942
Hellenic Telecommunications Organization SA	3,595	43,463
Ooredoo QSC	1,216	27,653
Telekom Malaysia Bhd	25,400	39,114
Telekomunikasi Indonesia Persero Tbk PT	36,100	12,549
True Corp PCL*	48,300	8,837
		444,470
Electric Utilities – 1.4%
CEZ AS	376	7,553
CPFL Energia SA	3,500	30,085
Enel Americas SA	79,633	16,319
Enel Chile SA	50,257	6,133
Interconexion Electrica SA ESP	3,133	14,615
PGE Polska Grupa Energetyczna SA*	3,447	12,570
Tenaga Nasional Bhd	4,900	16,624
		103,899
Electrical Equipment – 0.5%
Havells India Ltd	3,175	23,487
Teco Electric and Machinery Co Ltd	14,000	12,536
		36,023
Electronic Equipment, Instruments & Components – 4.6%
AAC Technologies Holdings Inc	2,500	41,990
AU Optronics Corp	70,000	28,051
General Interface Solution Holding Ltd	1,000	9,944
Hon Hai Precision Industry Co Ltd	6,000	20,778
Innolux Corp	34,000	15,867
LG Display Co Ltd	363	9,684
LG Innotek Co Ltd	242	32,546
Samsung Electro-Mechanics Co Ltd	437	38,926
Samsung SDI Co Ltd	455	78,873
Sunny Optical Technology Group Co Ltd	2,000	31,800
Synnex Technology International Corp	7,000	8,404
WPG Holdings Ltd	16,000	21,293
		338,156
Equity Real Estate Investment Trusts (REITs) – 0.2%
Fibra Uno Administracion SA de CV	7,200	12,149
Food & Staples Retailing – 1.4%
BGF retail Co Ltd	18	1,305
BIM Birlesik Magazalar AS	377	7,860
CP ALL PCL	39,600	79,283
E-MART Inc	48	8,740
Wal-Mart de Mexico SAB de CV	3,200	7,330
		104,518
Food Products – 1.3%
China Huishan Dairy Holdings Co Ltd*,¢	55,000	0
Indofood Sukses Makmur Tbk PT	6,200	3,880
Kuala Lumpur Kepong Bhd	1,400	8,146
M Dias Branco SA	300	4,708
Nestle India Ltd	93	10,276
Orion Corp/Republic of Korea*	50	4,235
PPB Group Bhd	1,300	5,193
Tingyi Cayman Islands Holding Corp	34,000	51,187
Universal Robina Corp	1,750	5,265
		92,890
Gas Utilities – 1.7%
China Gas Holdings Ltd	10,000	29,957
ENN Energy Holdings Ltd	4,000	28,984
GAIL India Ltd	7,441	47,742
Infraestructura Energetica Nova SAB de CV	2,700	15,121
		121,804

Shares		Value
Common Stocks – (continued)
Health Care Providers & Services – 0.1%
Bangkok Dusit Medical Services PCL	.1,400	$861
Qualicorp SA	800	9,575
		10,436
Hotels, Restaurants & Leisure – 1.8%
Genting Bhd	7,700	17,421
Genting Malaysia Bhd	3,100	3,951
Minor International PCL	8,800	10,756
OPAP SA	3,291	34,809
Yum China Holdings Inc	1,700	67,949
		134,886
Household Durables – 1.2%
Arcelik AS	599	3,821
Coway Co Ltd	333	27,336
Haier Electronics Group Co Ltd*	6,000	14,625
Hanssem Co Ltd	20	2,646
LG Electronics Inc	511	36,771
		85,199
Household Products – 0.6%
Hindustan Unilever Ltd	891	16,014
Kimberly-Clark de Mexico SAB de CV	5,300	10,786
Unilever Indonesia Tbk PT	4,300	15,642
		42,442
Independent Power and Renewable Electricity Producers – 0.4%
Colbun SA	18,431	4,460
Enel Generacion Chile SA	29,938	26,162
Huaneng Power International Inc	2,000	1,237
		31,859
Industrial Conglomerates – 1.1%
Aboitiz Equity Ventures Inc	4,560	6,581
Hanwha Corp	340	13,064
Industries Qatar QSC	312	7,857
KOC Holding AS	298	1,368
LG Corp	71	4,997
Sime Darby Bhd	3,700	7,907
SK Holdings Co Ltd	26	6,539
SM Investments Corp	1,950	33,902
		82,215
Information Technology Services – 1.2%
HCL Technologies Ltd	2,414	32,333
Infosys Ltd	645	8,887
Samsung SDS Co Ltd	36	5,297
Tata Consultancy Services Ltd	119	4,438
TravelSky Technology Ltd	3,000	7,816
Wipro Ltd	7,543	32,366
		91,137
Insurance – 2.2%
Bajaj Finserv Ltd	184	14,521
China Life Insurance Co Ltd/Taiwan	55,633	52,385
Dongbu Insurance Co Ltd	78	4,972
Hyundai Marine & Fire Insurance Co Ltd	231	9,138
New China Life Insurance Co Ltd	200	1,130
PICC Property & Casualty Co Ltd	4,000	7,056
Ping An Insurance Group Co of China Ltd	500	3,837
Powszechny Zaklad Ubezpieczen SA	5,544	69,923
		162,962
Internet & Direct Marketing Retail – 0.5%
Ctrip.com International Ltd (ADR)*	100	5,274
JD.com Inc (ADR)*	900	34,380
		39,654
Internet Software & Services – 2.9%
58.com Inc (ADR)*	100	6,314
Alibaba Group Holding Ltd (ADR)*	100	17,271
Autohome Inc (ADR)*	300	18,024
Kakao Corp	17	2,138
Momo Inc*	300	9,402
NetEase Inc (ADR)	300	79,143
Tencent Holdings Ltd	1,000	43,040
YY Inc*	400	34,712
		210,044
Machinery – 0.7%
Ashok Leyland Ltd	3,325	6,267
Haitian International Holdings Ltd	4,000	11,496
Hyundai Heavy Industries Co Ltd*	21	2,659

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
Samsung Heavy Industries Co Ltd*	.2,414	$23,611
WEG SA	1,000	6,758
Weichai Power Co Ltd	2,000	2,192
		52,983
Marine – 0.1%
MISC Bhd	4,100	7,091
Media – 0.1%
Naspers Ltd	28	6,042
Metals & Mining – 1.3%
Aluminum Corp of China Ltd*	26,000	23,333
China Steel Corp	36,000	28,912
Eregli Demir ve Celik Fabrikalari TAS	16,023	34,779
Hindalco Industries Ltd	1,260	4,642
Hyundai Steel Co	30	1,383
Southern Copper Corp	100	3,976
		97,025
Multiline Retail – 0.1%
Lotte Shopping Co Ltd	33	7,104
SACI Falabella	132	1,288
		8,392
Oil, Gas & Consumable Fuels – 6.7%
Bharat Petroleum Corp Ltd	3,147	22,709
China Shenhua Energy Co Ltd	3,500	8,227
GS Holdings Corp	282	16,155
Indian Oil Corp Ltd	4,789	29,366
IRPC PCL	7,200	1,361
Kunlun Energy Co Ltd	18,000	17,582
LUKOIL PJSC (ADR)	940	49,754
MOL Hungarian Oil & Gas PLC	2,288	26,042
Novatek PJSC (GDR)	8	938
Oil & Natural Gas Corp Ltd	9,659	25,282
Polski Koncern Naftowy ORLEN SA	2,004	66,870
Polskie Gornictwo Naftowe i Gazownictwo SA	15,609	29,059
PTT Exploration & Production PCL	2,600	6,980
PTT PCL	3,100	37,936
Reliance Industries Ltd	4,698	56,171
Tatneft PJSC (ADR)	169	7,216
Thai Oil PCL	13,700	38,010
Tupras Turkiye Petrol Rafinerileri AS	1,243	42,442
United Tractors Tbk PT	4,500	10,696
		492,796
Paper & Forest Products – 1.4%
Fibria Celulose SA	200	2,706
Mondi Ltd	207	5,530
Nine Dragons Paper Holdings Ltd	27,000	53,092
Sappi Ltd	6,050	41,161
		102,489
Personal Products – 0.3%
Dabur India Ltd	1,661	7,757
Godrej Consumer Products Ltd	296	4,166
LG Household & Health Care Ltd	6	4,904
Marico Ltd	870	4,139
		20,966
Pharmaceuticals – 4.3%
Cadila Healthcare Ltd	605	4,357
China Medical System Holdings Ltd	11,000	19,208
Cipla Ltd/India	2,490	22,345
CSPC Pharmaceutical Group Ltd	58,000	97,121
Hanmi Pharm Co Ltd	81	32,150
Kalbe Farma Tbk PT	28,900	3,574
Piramal Enterprises Ltd.	1,131	45,411
Richter Gedeon Nyrt	2,187	54,347
Sihuan Pharmaceutical Holdings Group Ltd	77,900	28,323
Sino Biopharmaceutical Ltd	4,000	4,230
Yuhan Corp	13	2,344
		313,410
Real Estate Management & Development – 6.1%
Ayala Land Inc	3,900	3,340
BR Malls Participacoes SA	700	3,110
Central Pattana PCL	16,600	38,836
China Evergrande Group*	11,000	38,374
Country Garden Holdings Co Ltd	79,000	125,610
DAMAC Properties Dubai Co PJSC	14,827	15,343

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Fullshare Holdings Ltd*	.12,500	$5,441
Longfor Properties Co Ltd	12,000	30,264
Multiplan Empreendimentos Imobiliarios SA	100	2,316
SM Prime Holdings Inc	54,700	37,103
Sunac China Holdings Ltd	32,000	146,454
		446,191
Road & Rail – 0.1%
Rumo SA*	1,400	5,345
Semiconductor & Semiconductor Equipment – 2.3%
Hanergy Thin Film Power Group Ltd*,¢	52,000	1,407
Hyundai Robotics Co Ltd*	15	5,580
MediaTek Inc	1,000	9,383
Phison Electronics Corp	1,000	11,873
Siliconware Precision Industries Co Ltd	26,000	41,590
SK Hynix Inc	1,393	100,847
		170,680
Software – 0.5%
NCSoft Corp	84	34,074
Specialty Retail – 0.5%
Hotel Shilla Co Ltd	225	11,436
JUMBO SA	1,643	27,164
		38,600
Technology Hardware, Storage & Peripherals – 0.9%
Asustek Computer Inc	1,000	8,229
Catcher Technology Co Ltd	1,000	9,317
Compal Electronics Inc	16,000	11,372
Inventec Corp	4,000	2,955
Pegatron Corp	1,000	2,596
Quanta Computer Inc	7,000	16,115
Samsung Electronics Co Ltd	3	6,717
Wistron Corp	9,000	7,198
		64,499
Textiles, Apparel & Luxury Goods – 1.1%
ANTA Sports Products Ltd	8,000	33,644
CCC SA	413	31,254
LPP SA	3	6,722
Shenzhou International Group Holdings Ltd	1,000	7,835
Titan Co Ltd	347	3,106
		82,561
Thrifts & Mortgage Finance – 1.2%
Housing Development Finance Corp Ltd	201	5,361
Indiabulls Housing Finance Ltd	2,083	38,487
LIC Housing Finance Ltd	4,812	46,221
		90,069
Tobacco – 0.5%
Gudang Garam Tbk PT	3,000	14,662
Hanjaya Mandala Sampoerna Tbk PT	11,800	3,383
ITC Ltd	2,102	8,313
KT&G Corp	81	7,463
		33,821
Transportation Infrastructure – 2.8%
Adani Ports & Special Economic Zone Ltd	661	3,813
Airports of Thailand PCL	47,000	83,173
Bangkok Expressway & Metro PCL	16,800	4,056
Beijing Capital International Airport Co Ltd	18,000	26,823
COSCO SHIPPING Ports Ltd	2,000	2,225
DP World Ltd	559	12,555
Grupo Aeroportuario del Pacifico SAB de CV	2,300	23,549
Grupo Aeroportuario del Sureste SAB de CV	455	8,662
Jiangsu Expressway Co Ltd	6,000	9,187
Malaysia Airports Holdings Bhd	6,700	13,492
Promotora y Operadora de Infraestructura SAB de CV	1,660	17,575
Zhejiang Expressway Co Ltd	2,000	2,486
		207,596
Water Utilities – 0.1%
Guangdong Investment Ltd	6,000	8,557
Wireless Telecommunication Services – 3.5%
Advanced Info Service PCL	2,000	11,458
America Movil SAB de CV	10,500	9,320
Axiata Group Bhd	7,300	9,062
Bharti Airtel Ltd	1,978	11,795
DiGi.Com Bhd	13,200	15,323
Far EasTone Telecommunications Co Ltd	36,000	85,607

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
PLDT Inc	.1,205	$39,574
Taiwan Mobile Co Ltd	21,000	74,802
		256,941
Total Common Stocks (cost $6,380,001)		7,217,917
Preferred Stocks – 1.0%
Banks – 0.5%
Bancolombia SA	2,951	33,991
Chemicals – 0.3%
Sociedad Quimica y Minera de Chile SA	454	25,209
Food & Staples Retailing – 0%
Cia Brasileira de Distribuicao	100	2,368
Paper & Forest Products – 0.2%
Suzano Papel e Celulose SA	2,200	12,720
Personal Products – 0%
Amorepacific Corp	20	2,725
Total Preferred Stocks (cost $60,700)		77,013
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $50,289)	50,289	50,289
Total Investments (total cost $6,490,990) – 100.0%		7,345,219
Cash, Receivables and Other Assets, net of Liabilities – 0%		529
Net Assets – 100%		$7,345,748

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$1,779,650	24.2%
Taiwan	983,903	13.4
India	813,893	11.1
South Korea	794,274	10.8
Thailand	529,985	7.2
Malaysia	363,315	4.9
Mexico	258,044	3.5
Poland	236,757	3.2
United Arab Emirates	204,907	2.8
Chile	179,997	2.5
Indonesia	179,881	2.5
Philippines	176,223	2.4
Turkey	152,798	2.1
Greece	105,436	1.4
Hungary	92,552	1.3
Qatar	90,817	1.2
Brazil	79,691	1.1
Colombia	78,125	1.1
South Africa	62,232	0.8
Russia	57,908	0.8
United States	50,289	0.7
Czech Republic	50,064	0.7
Peru	24,478	0.3

Total	$7,345,219	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$433	$—	$—	$50,289

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	36,000	1,642,289	(1,628,000)	50,289

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $45,004, which represents 0.6% of net assets.

(a)	Position obtained through a corporate action.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Auto Components	$119,400	$2,020	$-
Food Products	92,890	-	0
Multiline Retail	1,288	7,104	-
Semiconductor & Semiconductor Equipment	169,273	-	1,407
All Other	6,824,535	-	-
Preferred Stocks	-	77,013	-
Investment Companies	-	50,289	-
Total Assets	$7,207,386	$136,426	$1,407

Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers,

OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Flexible Bond Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.3%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$14,931,000	$15,257,221
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,323,000	10,421,232
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,090,000	10,313,999
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	36,818,000	36,033,813
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 4.0000%, 5.2344%, 12/15/31 (144A)	1,550,000	1,501,878
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.7344%, 12/15/31 (144A)	6,358,780	5,987,136
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	7,938,000	8,076,419
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 1.7500%, 2.9844%, 7/15/30 (144A)	6,789,000	6,788,990
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 7/15/30 (144A)	4,747,000	4,746,989
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	20,565,532	20,719,806
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	17,425,328	18,108,280
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 2.1000%, 3.3340%, 11/15/33 (144A)	5,053,000	5,068,769
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 3.5000%, 4.7340%, 11/15/33 (144A)	6,594,000	6,631,037
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 4.6500%, 5.8840%, 11/15/33 (144A)	14,287,000	14,394,044
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	6,494,000	6,493,351
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	7,713,000	7,712,229
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,042,688	27,325,554
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	3,447,000	3,430,765
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	17,600,000	17,815,776
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.2372%, 7/25/24	14,072,645	14,816,197
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.1372%, 11/25/24	17,220,558	19,505,446
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.2372%, 5/25/25	4,689,309	4,997,575
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.5000%, 5.7372%, 2/25/24	26,035,690	29,905,359
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 3.6000%, 4.8372%, 4/25/24	19,885,997	21,729,502
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	16,302,423	15,311,237
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	15,753,000	15,662,466
GS Mortgage Securities Corp II, 3.4750%, 9/10/37 (144A)	10,453,000	10,683,166
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	7,205,000	7,230,512
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.1844%, 7/15/31 (144A)	7,843,000	7,855,292
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.6344%, 8/15/32 (144A)	13,275,000	13,316,330
Houston Galleria Mall Trust 2015-HGLR, 3.0866%, 3/5/37 (144A)	5,730,000	5,678,578
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	13,037,000	13,138,428
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8502%, 11/15/43 (144A)‡	7,490,000	7,660,541
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 7/15/36 (144A)	4,251,000	4,282,830
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 5.7361%, 7/15/36 (144A)	14,337,000	14,498,048
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	9,447,000	9,471,341
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,211,000	3,264,740
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	4,926,000	4,998,305
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	1,938,906	1,939,402
LB-UBS Commercial Mortgage Trust 2007-C7, 6.3892%, 9/15/45‡	7,943,564	8,060,458
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	9,151,000	9,083,139
MAD Mortgage Trust 2017-330M, 3.2944%, 8/15/34 (144A)‡	5,969,000	6,033,997
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	13,480,000	13,719,626
MSSG Trust 2017-237P, 3.6900%, 9/13/39 (144A)	2,372,000	2,414,717
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,310,000	5,307,680
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	4,510,000	4,483,274
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	3,196,000	3,224,571
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,689,000	16,738,967
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,182,000	11,336,513
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,585,000	10,734,438

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	$17,514,000	$17,943,079
Shops at Crystals Trust 2016-CSTL, 3.1255%, 7/5/36 (144A)	10,089,000	10,009,581
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 11/15/27 (144A)	5,056,000	5,016,015
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.4844%, 11/15/27 (144A)	16,612,884	16,069,536
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.3844%, 11/15/27 (144A)	8,155,000	7,838,266
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18 (144A)§	22,822,000	22,818,341
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	19,651,500	20,034,704
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	10,103,352	10,267,545
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	16,803,383	17,057,282
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2736%, 5/15/46‡	7,378,597	7,493,930
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 1/15/27 (144A)	4,843,000	4,845,128
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.2500%, 3.4767%, 2/15/27 (144A)	6,712,000	6,707,353
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 3.2500%, 4.4767%, 2/15/27 (144A)	1,982,000	1,980,642
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	32,739,840	33,033,516
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $724,066,208)		725,024,881
Bank Loans and Mezzanine Loans – 4.3%
Banking – 0%
Vantiv LLC - Term Loan B, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	3,612,000	3,612,000
Vantiv LLC - Term Loan B1, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	1,116,000	1,115,163
		4,727,163
Basic Industry – 0.5%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.3328%, 6/1/24	41,429,168	41,614,770
Capital Goods – 0.3%
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2389%, 2/5/23	29,998,872	30,106,868
Communications – 1.3%
Level 3 Financing Inc, ICE LIBOR USD + 2.2500%, 3.4856%, 2/22/24	54,699,000	54,656,335
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	1,906,937	1,911,361
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	15,227,845	15,263,174
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.2350%, 10/4/23	23,805,833	23,828,210
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 1/19/21	1,751,200	1,750,920
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.4872%, 1/19/24	16,045,977	16,058,814
		113,468,814
Consumer Cyclical – 1.7%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.2350%, 3/28/24	17,835,943	17,888,023
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 10/25/23	52,781,805	52,989,765
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.2344%, 6/16/23	49,489,474	49,675,059
Landry's Inc, ICE LIBOR USD + 3.2500%, 4.4883%, 10/4/23	24,304,694	24,357,873
		144,910,720
Consumer Non-Cyclical – 0.2%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.4900%, 5/24/24	4,701,000	4,710,120
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.3328%, 3/7/24	10,078,780	10,125,545
		14,835,665
Technology – 0.3%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.2350%, 12/29/22	28,369,201	28,425,939
Total Bank Loans and Mezzanine Loans (cost $378,575,133)		378,089,939
Corporate Bonds – 47.4%
Asset-Backed Securities – 0.3%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	23,829,000	23,785,560
Banking – 8.4%
Ally Financial Inc, 3.2500%, 11/5/18	10,850,000	10,931,375
Ally Financial Inc, 8.0000%, 12/31/18	5,735,000	6,134,730
Bank of America Corp, 2.5030%, 10/21/22	42,978,000	42,559,673
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	10,327,000	10,314,892
Bank of America Corp, 4.1830%, 11/25/27	21,362,000	22,132,197
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	21,934,000	23,190,127
Bank of New York Mellon Corp, 2.4500%, 8/17/26	3,399,000	3,234,156
Bank of New York Mellon Corp, 3.2500%, 5/16/27	27,017,000	27,396,359
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.7461%, 9/1/23	24,175,000	24,793,217
Citigroup Inc, 3.2000%, 10/21/26	13,878,000	13,672,958
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	35,255,000	36,177,407
Citizens Bank NA/Providence RI, 2.6500%, 5/26/22	8,680,000	8,679,513
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,708,000	6,710,604
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,664,000	4,837,007
Citizens Financial Group Inc, 4.3000%, 12/3/25	25,102,000	26,266,995
Discover Financial Services, 3.9500%, 11/6/24	18,481,000	18,912,359

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Discover Financial Services, 3.7500%, 3/4/25	$11,705,000	$11,747,026
First Republic Bank/CA, 4.6250%, 2/13/47	8,570,000	8,834,324
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,456,000	35,468,660
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	26,699,000	26,713,016
Goldman Sachs Group Inc, 3.7500%, 2/25/26	7,103,000	7,268,814
Goldman Sachs Group Inc, 3.5000%, 11/16/26	17,934,000	17,981,100
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.5100%, 3.6910%, 6/5/28	9,498,000	9,577,230
JPMorgan Chase & Co, 2.2950%, 8/15/21	25,859,000	25,832,996
JPMorgan Chase & Co, 3.3750%, 5/1/23	35,403,000	36,128,802
JPMorgan Chase & Co, 3.8750%, 9/10/24	8,712,000	9,065,209
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	30,340,000	31,133,341
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	38,816,000	38,868,094
Santander UK PLC, 5.0000%, 11/7/23 (144A)	26,474,000	28,619,215
SVB Financial Group, 5.3750%, 9/15/20	16,704,000	18,133,225
Synchrony Financial, 4.5000%, 7/23/25	23,569,000	24,574,856
Synchrony Financial, 3.7000%, 8/4/26	23,932,000	23,429,367
UBS AG, USD SWAP SEMI 30/360 5YR + 3.7650%, 4.7500%, 5/22/23	14,379,000	14,577,143
US Bancorp, 2.3750%, 7/22/26	24,289,000	23,074,135
Wells Fargo & Co, 3.0000%, 4/22/26	7,398,000	7,263,725
Wells Fargo & Co, 4.1000%, 6/3/26	22,311,000	23,181,731
Wells Fargo & Co, 4.3000%, 7/22/27	19,542,000	20,663,782
		728,079,360
Basic Industry – 1.9%
CF Industries Inc, 6.8750%, 5/1/18	2,739,000	2,814,323
CF Industries Inc, 4.5000%, 12/1/26 (144A)	22,398,000	23,425,726
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	13,230,000	13,395,375
Freeport-McMoRan Inc, 3.1000%, 3/15/20	6,212,000	6,224,424
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,146,000	32,853,517
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	13,150,000	13,584,231
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,097,000	18,135,325
Sherwin-Williams Co, 2.7500%, 6/1/22	6,379,000	6,420,730
Sherwin-Williams Co, 3.1250%, 6/1/24	7,285,000	7,318,704
Sherwin-Williams Co, 3.4500%, 6/1/27	12,523,000	12,575,990
Sherwin-Williams Co, 4.5000%, 6/1/47	5,357,000	5,603,193
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	2,907,000	2,930,605
Steel Dynamics Inc, 5.0000%, 12/15/26	2,085,000	2,225,738
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	16,071,000	18,441,472
		165,949,353
Brokerage – 2.3%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,554,000	10,912,446
CBOE Holdings Inc, 3.6500%, 1/12/27	21,900,000	22,415,972
Charles Schwab Corp, 3.0000%, 3/10/25	11,655,000	11,649,609
E*TRADE Financial Corp, 2.9500%, 8/24/22	20,449,000	20,488,220
E*TRADE Financial Corp, 3.8000%, 8/24/27	15,813,000	15,995,079
E*TRADE Financial Corp, ICE LIBOR USD 3 Month + 4.4350%, 5.8750%µ	3,354,000	3,572,010
Lazard Group LLC, 4.2500%, 11/14/20	17,324,000	18,298,233
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	20,400,000	19,701,344
Raymond James Financial Inc, 5.6250%, 4/1/24	9,948,000	11,274,680
Raymond James Financial Inc, 3.6250%, 9/15/26	11,623,000	11,636,002
Raymond James Financial Inc, 4.9500%, 7/15/46	19,402,000	20,853,390
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)†	7,342,000	8,355,564
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	11,645,000	11,881,270
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	12,412,000	12,830,048
		199,863,867
Capital Goods – 1.9%
Arconic Inc, 5.1250%, 10/1/24	24,524,000	26,095,988
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	3,133,000	3,213,675
Ball Corp, 4.3750%, 12/15/20	11,153,000	11,710,650
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,173,000	12,252,733
CRH America Finance Inc, 3.4000%, 5/9/27 (144A)	4,176,000	4,193,187
Eagle Materials Inc, 4.5000%, 8/1/26	1,537,000	1,602,323
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%µ	21,850,000	23,110,745
Martin Marietta Materials Inc, 4.2500%, 7/2/24	9,471,000	10,046,324
Masco Corp, 4.3750%, 4/1/26	1,929,000	2,048,598
Owens Corning, 4.2000%, 12/1/24	10,068,000	10,600,663
Owens Corning, 3.4000%, 8/15/26	5,121,000	5,047,676
Rockwell Collins Inc, 3.2000%, 3/15/24	9,622,000	9,789,983
Rockwell Collins Inc, 3.5000%, 3/15/27	16,449,000	16,763,786
Vulcan Materials Co, 7.5000%, 6/15/21	7,080,000	8,274,697

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Vulcan Materials Co, 4.5000%, 4/1/25	$20,022,000	$21,356,609
		166,107,637
Communications – 6.2%
American Tower Corp, 3.3000%, 2/15/21	17,626,000	18,057,105
American Tower Corp, 3.4500%, 9/15/21	1,842,000	1,905,713
American Tower Corp, 3.5000%, 1/31/23	3,266,000	3,377,388
American Tower Corp, 4.4000%, 2/15/26	11,579,000	12,240,824
American Tower Corp, 3.3750%, 10/15/26	21,527,000	21,270,019
AT&T Inc, 3.4000%, 8/14/24	14,253,000	14,269,431
AT&T Inc, 3.4000%, 5/15/25	3,466,000	3,410,544
AT&T Inc, 4.2500%, 3/1/27	16,440,000	16,889,795
AT&T Inc, 3.9000%, 8/14/27	11,814,000	11,827,337
AT&T Inc, 5.2500%, 3/1/37	21,652,000	22,696,402
AT&T Inc, 5.1500%, 2/14/50	31,527,000	31,768,268
AT&T Inc, 5.3000%, 8/14/58	21,964,000	22,132,944
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	16,212,000	16,698,360
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	19,515,000	19,783,331
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	28,143,000	30,075,100
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.7500%, 2/15/28 (144A)	6,312,000	6,152,291
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.2000%, 3/15/28 (144A)	16,723,000	16,910,280
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.4840%, 10/23/45	2,738,000	3,217,697
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.3750%, 5/1/47 (144A)	6,861,000	7,099,362
Comcast Corp, 2.3500%, 1/15/27	14,412,000	13,445,837
Comcast Corp, 3.3000%, 2/1/27	9,757,000	9,887,717
Comcast Corp, 3.4000%, 7/15/46	2,391,000	2,202,336
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	15,092,000	14,991,061
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	23,704,000	23,186,534
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	13,688,000	13,465,258
Cox Communications Inc, 4.6000%, 8/15/47 (144A)	3,495,000	3,474,176
Crown Castle International Corp, 5.2500%, 1/15/23	14,563,000	16,116,240
Crown Castle International Corp, 3.2000%, 9/1/24	13,596,000	13,525,809
Crown Castle International Corp, 3.6500%, 9/1/27	24,671,000	24,646,527
Lamar Media Corp, 5.0000%, 5/1/23	9,116,000	9,446,455
NBCUniversal Media LLC, 4.4500%, 1/15/43	4,535,000	4,866,351
Time Warner Inc, 3.6000%, 7/15/25	13,145,000	13,187,313
UBM PLC, 5.7500%, 11/3/20 (144A)	18,870,000	19,805,729
Verizon Communications Inc, 2.6250%, 8/15/26	47,330,000	44,324,071
Verizon Communications Inc, 4.1250%, 3/16/27	10,866,000	11,339,638
Verizon Communications Inc, 4.1250%, 8/15/46	16,151,000	14,673,642
Verizon Communications Inc, 4.8620%, 8/21/46	8,096,000	8,238,916
		540,605,801
Consumer Cyclical – 4.9%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	22,760,000	23,357,450
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	20,907,000	20,985,401
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	10,037,000	10,052,138
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	31,974,000	32,096,975
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	11,896,000	12,028,210
Coach Inc, 3.0000%, 7/15/22	6,754,000	6,744,051
Coach Inc, 4.1250%, 7/15/27	6,754,000	6,786,826
CVS Health Corp, 2.8000%, 7/20/20	26,096,000	26,548,478
CVS Health Corp, 4.7500%, 12/1/22	8,862,000	9,689,501
CVS Health Corp, 5.0000%, 12/1/24	11,913,000	13,185,904
DR Horton Inc, 3.7500%, 3/1/19	12,273,000	12,502,393
DR Horton Inc, 4.0000%, 2/15/20	2,936,000	3,040,108
Ford Motor Co, 4.3460%, 12/8/26	22,283,000	23,155,695
General Motors Co, 4.8750%, 10/2/23	12,113,000	13,096,156
General Motors Co, 4.2000%, 10/1/27	14,454,000	14,658,395
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,887,000	1,913,470
General Motors Financial Co Inc, 3.9500%, 4/13/24	22,406,000	22,939,586
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,644,000	4,725,270
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	2,997,000	3,049,448
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	10,978,000	11,828,795
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	13,334,000	14,267,380
McDonald's Corp, 3.5000%, 3/1/27	33,770,000	34,697,722

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
McDonald's Corp, 4.8750%, 12/9/45	$11,515,000	$12,949,828
MDC Holdings Inc, 5.5000%, 1/15/24	13,676,000	14,731,787
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	9,960,000	10,792,457
Priceline Group Inc, 3.6000%, 6/1/26	32,386,000	32,915,164
Toll Brothers Finance Corp, 4.0000%, 12/31/18	6,001,000	6,098,516
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,880,000	5,380,200
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,340,000	3,490,300
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	14,639,000	14,584,213
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	2,515,000	2,624,996
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	6,178,000	6,494,622
		431,411,435
Consumer Non-Cyclical – 7.1%
Abbott Laboratories, 3.8750%, 9/15/25	2,925,000	3,021,948
Abbott Laboratories, 3.7500%, 11/30/26	5,427,000	5,566,396
Allergan Funding SCS, 3.8000%, 3/15/25	29,467,000	30,591,440
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	6,176,000	6,274,781
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	35,235,000	36,519,064
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26†	43,842,000	45,338,115
Becton Dickinson and Co, 2.8940%, 6/6/22	10,612,000	10,634,859
Becton Dickinson and Co, 3.3630%, 6/6/24	23,590,000	23,800,690
Becton Dickinson and Co, 3.7000%, 6/6/27	16,736,000	16,867,241
Cardinal Health Inc, 2.6160%, 6/15/22	10,658,000	10,646,157
Cardinal Health Inc, 3.0790%, 6/15/24	6,892,000	6,937,251
Cardinal Health Inc, 3.4100%, 6/15/27	13,689,000	13,729,887
Constellation Brands Inc, 4.7500%, 12/1/25	2,534,000	2,765,613
Constellation Brands Inc, 3.7000%, 12/6/26	15,758,000	16,110,871
Constellation Brands, Inc., 4.2500%, 5/1/23	22,664,000	24,285,211
Danone SA, 2.0770%, 11/2/21 (144A)	25,433,000	24,979,181
Danone SA, 2.5890%, 11/2/23 (144A)	11,837,000	11,624,226
Express Scripts Holding Co, 3.5000%, 6/15/24	8,567,000	8,689,957
Express Scripts Holding Co, 3.4000%, 3/1/27	9,651,000	9,510,228
HCA Inc, 3.7500%, 3/15/19	8,808,000	8,995,170
HCA Inc, 5.8750%, 5/1/23	3,977,000	4,324,988
HCA Inc, 5.0000%, 3/15/24	13,649,000	14,536,185
HCA Inc, 5.3750%, 2/1/25	10,117,000	10,660,789
HCA Inc, 5.2500%, 6/15/26	6,312,000	6,801,180
HCA Inc, 4.5000%, 2/15/27	6,205,000	6,344,613
HCA Inc, 5.5000%, 6/15/47	6,515,000	6,751,169
Life Technologies Corp, 6.0000%, 3/1/20	14,777,000	16,052,278
McCormick & Co Inc/MD, 3.1500%, 8/15/24	9,633,000	9,709,350
McCormick & Co Inc/MD, 3.4000%, 8/15/27	9,681,000	9,711,073
Molson Coors Brewing Co, 3.0000%, 7/15/26	30,748,000	29,891,550
Molson Coors Brewing Co, 4.2000%, 7/15/46	7,386,000	7,353,485
Newell Brands Inc, 5.0000%, 11/15/23	10,254,000	10,933,030
Reckitt Benckiser Treasury Services PLC, 2.3750%, 6/24/22 (144A)	13,578,000	13,540,186
Reckitt Benckiser Treasury Services PLC, 2.7500%, 6/26/24 (144A)	12,598,000	12,501,845
Reckitt Benckiser Treasury Services PLC, 3.0000%, 6/26/27 (144A)	19,648,000	19,425,431
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	14,869,000	14,813,247
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	15,056,000	14,836,316
Sysco Corp, 2.5000%, 7/15/21	4,626,000	4,654,375
Sysco Corp, 3.3000%, 7/15/26	11,495,000	11,588,837
Sysco Corp, 3.2500%, 7/15/27	7,688,000	7,660,655
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	14,170,000	13,058,128
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	16,280,000	16,849,800
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	24,928,000	25,051,400
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	15,094,000	15,561,548
		619,499,744
Electric – 1.9%
Dominion Energy Inc, 2.0000%, 8/15/21	2,660,000	2,615,300
Dominion Energy Inc, 2.8500%, 8/15/26	3,742,000	3,600,675
Duke Energy Corp, 1.8000%, 9/1/21	7,190,000	7,043,063
Duke Energy Corp, 2.4000%, 8/15/22	8,889,000	8,823,123
Duke Energy Corp, 2.6500%, 9/1/26	19,287,000	18,436,626
Duke Energy Corp, 3.1500%, 8/15/27	13,635,000	13,511,030
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	3,057,000	3,121,961
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	5,639,000	5,744,731
PPL Capital Funding Inc, 3.1000%, 5/15/26	22,265,000	21,888,566
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	16,417,000	17,766,685
Southern Co, 2.3500%, 7/1/21	24,252,000	24,111,307
Southern Co, 2.9500%, 7/1/23	15,084,000	15,155,661
Southern Co, 3.2500%, 7/1/26	20,225,000	19,985,047
		161,803,775

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – 3.1%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	$6,379,000	$6,833,504
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	7,331,000	7,436,027
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	7,078,000	7,034,285
Cenovus Energy Inc, 5.7000%, 10/15/19	461,000	488,522
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	7,824,000	8,355,747
ConocoPhillips Co, 4.9500%, 3/15/26	18,631,000	20,993,592
Enbridge Energy Partners LP, 5.8750%, 10/15/25	11,012,000	12,553,310
Energy Transfer Equity LP, 5.8750%, 1/15/24	11,860,000	12,734,675
Energy Transfer LP, 4.1500%, 10/1/20	9,118,000	9,520,993
Energy Transfer LP, 4.7500%, 1/15/26	5,012,000	5,273,728
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,506,000	9,159,148
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,827,000	10,199,457
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	982,000	1,085,001
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,845,000	8,374,656
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	2,600,000	2,697,500
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	6,647,000	6,965,059
NuStar Logistics LP, 5.6250%, 4/28/27	13,515,000	14,258,325
Oceaneering International Inc, 4.6500%, 11/15/24	16,193,000	16,099,305
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,205,000	11,177,566
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	4,996,000	5,143,193
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	4,837,000	4,907,192
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	13,249,000	14,661,247
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	21,739,000	23,177,379
TC PipeLines LP, 3.9000%, 5/25/27	14,748,000	14,765,919
Williams Cos Inc, 3.7000%, 1/15/23	5,955,000	5,925,225
Williams Partners LP, 3.7500%, 6/15/27	24,420,000	24,374,104
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	9,241,000	9,671,353
		273,866,012
Finance Companies – 0.4%
Park Aerospace Holdings Ltd, 3.6250%, 3/15/21 (144A)	10,448,000	10,474,120
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	6,969,000	7,239,920
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	18,811,000	19,751,550
		37,465,590
Financial Institutions – 1.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	25,594,000	26,828,621
Kennedy-Wilson Inc, 5.8750%, 4/1/24	36,758,000	37,860,740
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	43,989,000	44,043,360
		108,732,721
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	6,903,000	7,365,366
Insurance – 0.6%
Aetna Inc, 2.8000%, 6/15/23	9,387,000	9,434,167
Centene Corp, 4.7500%, 5/15/22	1,355,000	1,414,281
Centene Corp, 6.1250%, 2/15/24	3,315,000	3,584,344
Centene Corp, 4.7500%, 1/15/25	3,976,000	4,125,100
UnitedHealth Group Inc, 3.7500%, 7/15/25	5,227,000	5,544,936
UnitedHealth Group Inc, 3.1000%, 3/15/26	3,440,000	3,478,850
UnitedHealth Group Inc, 3.4500%, 1/15/27	3,395,000	3,512,432
UnitedHealth Group Inc, 3.3750%, 4/15/27	1,720,000	1,768,408
WellCare Health Plans Inc, 5.2500%, 4/1/25	15,910,000	16,745,275
		49,607,793
Real Estate Investment Trusts (REITs) – 1.2%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,131,000	5,181,134
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	26,066,000	27,807,095
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	11,748,000	12,365,457
Digital Realty Trust LP, 3.7000%, 8/15/27	7,986,000	8,064,164
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,326,000	5,739,764
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,227,000	6,956,145
SL Green Realty Corp, 5.0000%, 8/15/18	11,495,000	11,727,557
SL Green Realty Corp, 7.7500%, 3/15/20	20,448,000	22,775,398
		100,616,714
Technology – 5.7%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	15,646,000	16,068,374
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	57,409,000	59,102,581
Cadence Design Systems Inc, 4.3750%, 10/15/24	34,063,000	35,323,041
Equifax Inc, 2.3000%, 6/1/21	5,467,000	5,339,884
Equifax Inc, 3.3000%, 12/15/22	16,786,000	16,696,436
Fidelity National Information Services Inc, 3.6250%, 10/15/20	5,928,000	6,171,756
Fidelity National Information Services Inc, 4.5000%, 10/15/22	7,022,000	7,584,510
First Data Corp, 7.0000%, 12/1/23 (144A)	20,564,000	21,958,239
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	23,951,000	24,400,081
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	7,175,000	7,506,844
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	5,329,000	5,575,466

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	$20,967,000	$21,858,097
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	12,514,000	13,452,550
Seagate HDD Cayman, 4.7500%, 1/1/25	20,575,000	20,022,696
Seagate HDD Cayman, 4.8750%, 6/1/27	1,662,000	1,566,496
Total System Services Inc, 3.8000%, 4/1/21	11,246,000	11,689,945
Total System Services Inc, 4.8000%, 4/1/26	32,259,000	35,240,776
Trimble Inc, 4.7500%, 12/1/24	39,886,000	42,844,840
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)†	56,044,000	55,947,347
Verisk Analytics Inc, 4.8750%, 1/15/19	10,526,000	10,889,101
Verisk Analytics Inc, 5.8000%, 5/1/21	30,083,000	33,211,016
Verisk Analytics Inc, 4.1250%, 9/12/22	13,113,000	13,843,488
Verisk Analytics Inc, 5.5000%, 6/15/45	13,842,000	15,697,837
VMware Inc, 2.9500%, 8/21/22	11,110,000	11,147,309
VMware Inc, 3.9000%, 8/21/27	3,219,000	3,252,657
		496,391,367
Transportation – 0.2%
FedEx Corp, 3.9000%, 2/1/35	1,818,000	1,841,939
FedEx Corp, 4.4000%, 1/15/47	791,000	821,769
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	13,676,000	13,780,842
		16,444,550
Total Corporate Bonds (cost $4,044,565,954)		4,127,596,645
Mortgage-Backed Securities – 23.4%
Fannie Mae Pool:
4.0000%, 9/1/29	7,317,330	7,780,514
3.5000%, 5/1/33	5,046,142	5,265,651
6.0000%, 10/1/35	4,870,675	5,555,650
6.0000%, 12/1/35	3,978,386	4,548,930
6.0000%, 2/1/37	2,033,511	2,354,679
6.0000%, 10/1/38	4,268,428	4,854,606
7.0000%, 2/1/39	1,464,958	1,698,474
5.5000%, 12/1/39	7,537,786	8,394,389
5.5000%, 3/1/40	6,222,894	7,019,979
5.5000%, 4/1/40	11,820,900	13,145,254
5.0000%, 10/1/40	2,022,213	2,245,643
5.5000%, 2/1/41	3,734,362	4,212,749
5.0000%, 5/1/41	2,856,464	3,120,513
5.5000%, 5/1/41	4,014,494	4,464,272
5.5000%, 6/1/41	8,856,063	9,953,687
5.5000%, 6/1/41	3,566,375	3,964,540
5.5000%, 7/1/41	14,059,348	15,628,910
4.5000%, 8/1/41	6,638,435	7,161,262
5.0000%, 10/1/41	3,003,851	3,283,004
5.5000%, 12/1/41	7,003,751	7,793,544
5.5000%, 2/1/42	35,801,541	39,795,870
4.5000%, 11/1/42	4,562,212	4,966,397
3.5000%, 1/1/43	13,300,292	13,772,594
3.5000%, 2/1/43	29,245,479	30,283,545
3.5000%, 2/1/43	5,196,139	5,380,576
4.5000%, 2/1/43	26,716,578	28,845,689
3.5000%, 3/1/43	16,208,153	16,786,980
4.5000%, 3/1/43	10,860,469	11,821,743
5.5000%, 10/1/43	7,772,778	8,754,537
3.5000%, 1/1/44	21,847,662	22,698,946
3.5000%, 1/1/44	8,524,774	8,856,947
3.5000%, 4/1/44	10,027,238	10,413,613
5.5000%, 5/1/44	7,720,190	8,582,052
4.0000%, 7/1/44	31,453,128	33,681,881
5.0000%, 7/1/44	12,463,020	13,897,044
4.0000%, 8/1/44	17,716,390	18,976,271
4.0000%, 8/1/44	6,532,594	6,997,129
4.5000%, 10/1/44	9,497,737	10,398,424
3.5000%, 2/1/45	26,540,538	27,484,874
4.5000%, 3/1/45	16,107,264	17,635,582
4.0000%, 5/1/45	13,960,633	14,959,765
4.5000%, 5/1/45	15,899,532	17,475,112
4.5000%, 5/1/45	9,755,156	10,721,741
4.5000%, 6/1/45	8,659,012	9,352,905
4.5000%, 9/1/45	39,045,423	42,756,331
4.0000%, 10/1/45	25,534,186	27,220,691
4.5000%, 10/1/45	33,995,624	37,365,318
4.5000%, 10/1/45	18,181,367	19,854,775
3.5000%, 12/1/45	8,812,817	9,151,547
4.0000%, 12/1/45	12,164,436	13,035,778

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 1/1/46	$25,848,161	$26,841,668
3.5000%, 1/1/46	22,332,610	23,192,752
4.0000%, 1/1/46	5,744,682	6,143,752
4.0000%, 1/1/46	5,260,246	5,625,677
4.5000%, 2/1/46	11,225,525	12,290,954
4.0000%, 5/1/46	19,170,037	20,495,019
4.0000%, 6/1/46	5,913,216	6,321,941
4.5000%, 6/1/46	30,935,592	33,869,845
3.5000%, 7/1/46	16,663,173	17,277,640
3.5000%, 7/1/46	16,462,988	17,078,598
4.0000%, 7/1/46	6,752,435	7,204,496
4.5000%, 7/1/46	43,160,304	47,256,734
4.5000%, 7/1/46	10,451,120	11,358,715
4.0000%, 8/1/46	1,068,495	1,138,519
4.0000%, 8/1/46	1,045,512	1,115,380
4.0000%, 8/1/46	911,544	971,283
4.0000%, 8/1/46	691,623	736,949
4.0000%, 10/1/46	4,491,969	4,782,528
4.0000%, 11/1/46	5,118,779	5,483,496
4.5000%, 11/1/46	19,925,638	21,826,871
4.5000%, 11/1/46	3,856,461	4,209,740
3.5000%, 12/1/46	1,279,328	1,322,597
3.5000%, 12/1/46	444,899	459,935
3.5000%, 1/1/47	5,069,272	5,241,906
3.5000%, 1/1/47	1,012,273	1,046,483
3.5000%, 1/1/47	493,752	510,567
4.0000%, 1/1/47	6,570,308	7,013,397
4.5000%, 2/1/47	15,815,212	17,189,524
4.0000%, 3/1/47	1,411,094	1,502,990
4.0000%, 3/1/47	814,213	868,448
4.0000%, 3/1/47	377,677	402,358
4.0000%, 3/1/47	374,365	398,636
4.0000%, 4/1/47	23,159,552	24,799,378
4.0000%, 4/1/47	1,858,151	1,980,591
4.0000%, 4/1/47	1,476,393	1,572,876
4.0000%, 4/1/47	1,470,997	1,568,984
4.0000%, 4/1/47	1,392,027	1,483,983
4.0000%, 4/1/47	1,319,937	1,406,913
4.5000%, 4/1/47	18,475,737	20,238,614
4.0000%, 5/1/47	81,908,248	87,265,081
4.0000%, 5/1/47	5,092,202	5,362,115
4.0000%, 5/1/47	1,981,111	2,111,982
4.0000%, 5/1/47	1,543,062	1,643,902
4.0000%, 5/1/47	1,210,365	1,290,089
4.0000%, 5/1/47	500,630	533,644
4.5000%, 5/1/47	2,547,934	2,786,815
4.5000%, 5/1/47	2,098,254	2,289,641
4.5000%, 5/1/47	2,058,712	2,247,127
4.5000%, 5/1/47	2,007,737	2,171,716
4.5000%, 5/1/47	1,554,766	1,697,954
4.5000%, 5/1/47	1,442,774	1,574,819
4.5000%, 5/1/47	1,377,568	1,498,980
4.5000%, 5/1/47	1,329,337	1,446,498
4.5000%, 5/1/47	1,262,638	1,377,807
4.5000%, 5/1/47	709,843	771,963
4.5000%, 5/1/47	514,356	562,580
4.5000%, 5/1/47	464,947	508,538
3.5000%, 6/1/47	1,003,146	1,037,916
4.0000%, 6/1/47	5,775,867	6,157,414
4.0000%, 6/1/47	5,412,098	5,698,977
4.0000%, 6/1/47	3,154,427	3,349,819
4.0000%, 6/1/47	2,838,237	3,023,328
4.0000%, 6/1/47	2,758,498	2,939,658
4.0000%, 6/1/47	2,639,579	2,841,311
4.0000%, 6/1/47	2,178,079	2,321,377
4.0000%, 6/1/47	1,304,487	1,407,794
4.0000%, 6/1/47	1,243,961	1,321,016
4.0000%, 6/1/47	987,183	1,053,100
4.0000%, 6/1/47	815,608	866,129
4.0000%, 6/1/47	593,696	625,349
4.0000%, 6/1/47	355,206	380,218
4.5000%, 6/1/47	9,438,188	10,209,021
4.5000%, 6/1/47	1,644,813	1,779,149
4.5000%, 6/1/47	1,352,012	1,457,438

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 6/1/47	$893,488	$977,256
3.5000%, 7/1/47	1,921,563	1,999,419
3.5000%, 7/1/47	1,157,084	1,197,892
3.5000%, 7/1/47	876,977	914,136
3.5000%, 7/1/47	530,017	551,819
3.5000%, 7/1/47	523,961	542,763
4.0000%, 7/1/47	23,126,385	24,643,359
4.0000%, 7/1/47	5,639,947	6,012,518
4.0000%, 7/1/47	4,340,339	4,625,720
4.0000%, 7/1/47	4,056,263	4,321,571
4.0000%, 7/1/47	2,227,266	2,391,474
4.0000%, 7/1/47	2,217,017	2,386,455
4.0000%, 7/1/47	1,772,151	1,907,791
4.0000%, 7/1/47	1,198,880	1,277,943
4.0000%, 7/1/47	1,161,794	1,253,802
4.0000%, 7/1/47	1,058,307	1,139,189
4.0000%, 7/1/47	678,703	732,041
4.0000%, 7/1/47	600,728	636,086
4.5000%, 7/1/47	6,558,493	7,223,359
4.5000%, 7/1/47	5,853,947	6,490,651
4.5000%, 7/1/47	5,748,320	6,315,151
3.5000%, 8/1/47	7,346,370	7,576,025
3.5000%, 8/1/47	4,523,828	4,680,563
3.5000%, 8/1/47	4,132,887	4,278,641
3.5000%, 8/1/47	998,971	1,040,069
4.0000%, 8/1/47	11,989,422	12,624,911
4.0000%, 8/1/47	10,039,058	10,571,174
4.0000%, 8/1/47	9,456,366	10,144,926
4.0000%, 8/1/47	5,758,856	6,178,155
4.0000%, 8/1/47	4,298,993	4,581,008
4.0000%, 8/1/47	4,044,871	4,311,615
4.0000%, 8/1/47	2,491,761	2,656,086
4.0000%, 8/1/47	1,822,977	1,964,917
4.5000%, 8/1/47	8,118,418	8,781,467
4.5000%, 8/1/47	1,992,293	2,194,266
3.5000%, 9/1/47	27,412,370	28,269,308
3.5000%, 9/1/47	4,227,662	4,384,600
4.5000%, 9/1/47	39,188,854	42,124,027
4.5000%, 9/1/47	8,055,840	8,880,000
4.5000%, 9/1/47	6,021,480	6,644,939
3.5000%, 5/1/56	6,932,045	7,154,295
		1,448,793,296
Freddie Mac Gold Pool:
3.5000%, 7/1/29	6,179,852	6,466,624
3.5000%, 9/1/29	5,912,105	6,186,861
8.0000%, 4/1/32	2,389,327	2,919,977
5.5000%, 10/1/36	3,410,679	3,834,847
5.5000%, 4/1/40	6,869,868	7,656,060
6.0000%, 4/1/40	3,408,039	3,948,799
5.5000%, 5/1/41	5,208,698	5,739,116
5.5000%, 8/1/41	10,695,737	12,201,793
5.5000%, 8/1/41	9,996,499	11,275,365
5.0000%, 3/1/42	8,756,324	9,724,990
3.5000%, 2/1/44	11,228,522	11,617,098
4.5000%, 5/1/44	8,379,336	9,085,658
5.0000%, 7/1/44	3,148,075	3,471,882
4.0000%, 8/1/44	2,842,413	3,041,207
4.5000%, 6/1/45	17,576,024	19,312,381
4.0000%, 2/1/46	7,184,982	7,660,730
4.5000%, 2/1/46	16,644,618	18,288,174
4.5000%, 2/1/46	10,895,554	11,926,047
4.5000%, 5/1/46	8,899,973	9,778,824
4.5000%, 6/1/46	10,659,512	11,668,426
3.5000%, 7/1/46	32,915,314	34,241,825
4.5000%, 2/1/47	5,542,074	6,106,309
4.0000%, 6/1/47	23,223,351	24,749,531
3.5000%, 9/1/47	25,843,073	26,779,527
3.5000%, 9/1/47	19,073,580	19,683,083
3.5000%, 9/1/47	10,835,970	11,182,237
3.5000%, 9/1/47	8,459,259	8,783,440
3.5000%, 9/1/47	8,413,747	8,682,611
4.0000%, 9/1/47	9,784,331	10,302,277
		326,315,699

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool:
4.9000%, 10/15/34	$9,407,752	$10,694,595
5.5000%, 9/15/35	2,027,698	2,335,218
5.5000%, 6/15/39	12,223,965	13,868,216
5.5000%, 8/15/39	8,208,523	9,514,755
5.5000%, 8/15/39	5,597,817	6,488,673
5.0000%, 5/15/40	673,141	748,641
4.5000%, 9/15/40	5,482,389	5,937,909
4.5000%, 5/15/41	5,428,826	5,836,780
4.5000%, 7/15/41	5,616,127	6,312,480
4.5000%, 7/15/41	1,775,426	1,938,671
4.5000%, 8/15/41	14,632,700	16,038,184
5.0000%, 9/15/41	3,133,901	3,500,791
4.5000%, 5/15/44	7,336,514	8,028,678
4.0000%, 1/15/45	31,754,235	33,714,710
4.0000%, 4/15/45	7,807,580	8,380,755
4.0000%, 7/15/46	26,065,390	27,919,281
4.5000%, 8/15/46	35,913,480	39,296,355
4.5000%, 5/15/47	1,330,882	1,425,237
4.5000%, 6/15/47	648,321	701,664
4.5000%, 7/15/47	1,349,876	1,446,031
4.5000%, 9/15/47	1,764,090	1,932,946
		206,060,570
Ginnie Mae II Pool:
5.0000%, 6/20/41	6,366,807	6,867,361
3.5000%, 5/20/42	4,635,082	4,844,900
4.0000%, 3/20/43	5,602,505	5,990,964
5.0000%, 12/20/44	9,783,236	10,972,372
5.0000%, 9/20/45	3,731,682	4,194,009
4.0000%, 10/20/45	15,863,985	16,961,807
4.0000%, 8/20/47	2,813,536	3,000,845
4.0000%, 8/20/47	749,248	799,129
4.0000%, 8/20/47	535,632	571,291
		54,202,678
Total Mortgage-Backed Securities (cost $2,046,615,522)		2,035,372,243
United States Treasury Notes/Bonds – 13.0%
1.2500%, 8/31/19	169,222,000	168,645,709
1.3750%, 9/30/19	168,616,000	168,247,152
1.3750%, 9/15/20	1,888,000	1,874,577
1.7500%, 5/31/22	31,650,000	31,432,406
1.7500%, 6/30/22	6,558,000	6,508,303
1.8750%, 7/31/22	10,535,000	10,508,662
1.6250%, 8/31/22	50,105,000	49,400,398
1.8750%, 9/30/22	2,400,000	2,393,250
2.1250%, 2/29/24	68,269,000	68,293,001
2.0000%, 11/15/26	126,493,000	123,212,088
2.2500%, 2/15/27	80,322,900	79,802,056
2.2500%, 8/15/27	29,963,000	29,745,300
3.6250%, 2/15/44	63,250,400	72,636,661
2.2500%, 8/15/46	26,643,000	23,410,455
2.8750%, 11/15/46	149,113,000	149,509,081
3.0000%, 2/15/47	34,026,000	34,976,336
3.0000%, 5/15/47	11,442,000	11,765,147
2.7500%, 8/15/47	105,220,000	102,860,770
Total United States Treasury Notes/Bonds (cost $1,115,189,800)		1,135,221,352
Preferred Stocks – 0.3%
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	.942,751	23,993,013
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	84,678	2,165,216
Total Preferred Stocks (cost $25,817,758)		26,158,229
Investment Companies – 2.2%
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $193,302,913)	193,302,913	193,302,913
U.S. Government Agency Notes – 2.1%
United States Treasury Bill:
0%, 2/22/18◊	$100,904,000	100,460,775
0%, 9/13/18◊	87,979,000	86,904,061
Total U.S. Government Agency Notes (cost $187,359,505)		187,364,836
Total Investments (total cost $8,715,492,793) – 101.0%		8,808,131,038
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(91,381,129)
Net Assets – 100%		$8,716,749,909

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,245,437,321	93.6%
United Kingdom	111,659,091	1.3
Netherlands	92,436,317	1.0
Belgium	88,131,960	1.0
Canada	77,743,157	0.9
Taiwan	55,947,347	0.6
Ireland	44,872,452	0.5
France	36,603,407	0.4
Switzerland	14,577,143	0.2
Germany	14,269,340	0.2
Australia	13,395,375	0.2
Israel	13,058,128	0.1

Total	$8,808,131,038	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 2.2%
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$349,880	$—	$—	$193,302,913

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the period year ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 2.2%
Money Markets – 2.2%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	147,933,777	1,262,248,136	(1,216,879,000)	193,302,913

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $1,488,028,285, which represents 17.1% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $104,522,972.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$15,354,749	$15,311,237	0.2%
Station Place Securitization Trust 2017-3, 2.2356%, 7/24/18	8/11/17	22,822,000	22,818,341	0.2
Total		$38,176,749	$38,129,578	0.4%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$725,024,881	$-
Bank Loans and Mezzanine Loans	-	378,089,939	-
Corporate Bonds	-	4,127,596,645	-
Mortgage-Backed Securities	-	2,035,372,243	-
United States Treasury Notes/Bonds	-	1,135,221,352	-
Preferred Stocks	-	26,158,229	-
Investment Companies	-	193,302,913	-
U.S. Government Agency Notes	-	187,364,836	-
Total Assets	$-	$8,808,131,038	$-

Organization and Significant Accounting Policies

Janus Henderson Flexible Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Bond Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares/Principal/ Contract Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 12.9%
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	$391,000		$394,721
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	2,371,000		2,320,500
BHMS 2014-ATLS Mortgage Trust,
ICE LIBOR USD 1 Month + 3.0000%, 4.2306%, 7/5/33 (144A)	1,388,000		1,397,761
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 2.5000%, 3.7344%, 7/15/30 (144A)	1,156,000		1,155,997
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	659,348		685,189
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	171,000		170,983
DB Master Finance LLC, 4.0300%, 11/20/47 (144A)	202,000		201,980
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	891,713		901,040
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,243,041		1,246,070
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	696,251		653,919
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	680,000		676,092
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.6344%, 8/15/32 (144A)	1,415,000		1,419,405
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	898,597		856,867
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 7/15/36 (144A)	133,000		133,996
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 5.7361%, 7/15/36 (144A)	403,000		407,527
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	310,000		310,799
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	242,000		240,205
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21,
1.2878%, 3/15/48 (144A)‡,¤	3,805,077		242,030
Residential Mortgage Securities 28 Plc,
ICE LIBOR GBP 3 Month + 1.6500%, 1.9550%, 6/15/46	1,579,000	GBP	2,132,915
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		439,113
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	291,372		291,074
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	989,583		987,980
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.4844%, 11/15/27 (144A)	3,330,900		3,221,958
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 4.1500%, 5.3844%, 11/15/27 (144A)	439,000		421,950
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18 (144A)§	613,000		612,902
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	602,910		614,667
Trinity Square 2015-1 PLC,
ICE LIBOR GBP 3 Month + 1.7000%, 2.0356%, 7/15/51	1,325,000	GBP	1,771,944
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	1,543,719		1,568,806
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3365%, 9/15/58 (144A)‡,¤	5,366,682		414,376
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3365%, 9/15/58 (144A)‡,¤	2,117,691		151,435
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,362,200		1,374,419
Westlake Automobile Receivables Trust 2015-3, 5.8900%, 7/15/22 (144A)	1,332,000		1,366,132
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	889,651		874,556
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $29,730,490)			29,659,308
Bank Loans and Mezzanine Loans – 0.9%
Communications – 0.3%
Charter Communications Operating LLC,
ICE LIBOR USD + 2.2500%, 3.4900%, 1/15/24	655,025		657,481
Non-Agency Commercial Mortgage-Backed Securities – 0.6%
Mural Loft Loan, 8.9500%, 7/13/21 (144A)Ø,§	1,530,000		1,530,000
Total Bank Loans and Mezzanine Loans (cost $2,183,804)			2,187,481
Corporate Bonds – 25.4%
Banking – 5.6%
Ally Financial Inc, 3.6000%, 5/21/18	631,000		635,859
Australia & New Zealand Banking Group Ltd, 3.2500%, 6/3/20	1,581,000	AUD	1,256,171
Bank of America Corp, 4.4500%, 3/3/26	658,000		694,352
Citibank NA, 1.8500%, 9/18/19	2,342,000		2,341,403
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.7461%, 9/1/23	530,000		543,553
Citizens Financial Group Inc, 4.3000%, 12/3/25	703,000		735,627
Commonwealth Bank of Australia, 3.2500%, 1/17/22	1,610,000	AUD	1,268,001
First Republic Bank/CA, 4.6250%, 2/13/47	250,000		257,711
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,813,244
Santander UK PLC, 5.0000%, 11/7/23 (144A)	612,000		661,591
UBS Group AG, EUR SWAP ANNUAL 5 YR + 5.2870%, 5.7500%µ	896,000	EUR	1,186,828
US Bancorp, 2.3750%, 7/22/26	620,000		588,989
			12,983,329

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Basic Industry – 0.7%
ArcelorMittal, 7.5000%, 10/15/39	$498,000		$597,600
Sherwin-Williams Co, 2.7500%, 6/1/22	336,000		338,198
Sherwin-Williams Co, 3.4500%, 6/1/27	302,000		303,278
Sherwin-Williams Co, 4.5000%, 6/1/47	282,000		294,960
			1,534,036
Brokerage – 1.2%
E*TRADE Financial Corp, 2.9500%, 8/24/22	329,000		329,631
E*TRADE Financial Corp, 3.8000%, 8/24/27	135,000		136,554
Raymond James Financial Inc, 5.6250%, 4/1/24	1,031,000		1,168,496
Raymond James Financial Inc, 4.9500%, 7/15/46	521,000		559,974
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	588,000		607,804
			2,802,459
Capital Goods – 1.6%
Arconic Inc, 5.9500%, 2/1/37	568,000		602,328
Ball Corp, 4.3750%, 12/15/23†	864,000	EUR	1,163,919
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		637,146
Leonardo SpA, 1.5000%, 6/7/24	550,000	EUR	648,638
Silgan Holdings Inc, 3.2500%, 3/15/25	473,000	EUR	573,188
			3,625,219
Communications – 3.6%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	1,238,000		1,287,520
AT&T Inc, 3.4000%, 8/14/24	950,000		951,095
AT&T Inc, 5.1500%, 2/14/50	469,000		472,589
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	585,000		585,000
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	1,104,000		1,179,793
Crown Castle International Corp, 3.2000%, 9/1/24	362,000		360,131
Crown Castle International Corp, 3.6500%, 9/1/27	656,000		655,349
Deutsche Telekom International Finance BV, 2.2250%, 1/17/20 (144A)	1,218,000		1,219,395
Telecom Italia Capital SA, 7.7210%, 6/4/38	572,000		733,762
Telecom Italia Finance SA, 7.7500%, 1/24/33	427,000	EUR	764,509
			8,209,143
Consumer Cyclical – 1.9%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		825,105
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	202,000	GBP	275,347
DR Horton Inc, 3.7500%, 3/1/19†	493,000		502,215
Ford Motor Credit Co LLC, 3.5880%, 6/2/20†	2,882,000	AUD	2,276,947
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		611,459
			4,491,073
Consumer Non-Cyclical – 2.8%
Allergan Funding SCS, 3.8000%, 3/15/25	789,000		819,108
LVMH Moet Hennessy Louis Vuitton SE, 1.0000%, 6/14/22	750,000	GBP	992,328
McCormick & Co Inc/MD, 3.1500%, 8/15/24	257,000		259,037
McCormick & Co Inc/MD, 3.4000%, 8/15/27	258,000		258,801
Tesco PLC, 4.8750%, 3/24/42	949,000	GBP	1,239,249
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,792,000		1,765,904
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26#	1,265,000		1,165,740
			6,500,167
Electric – 0.5%
EDP Finance BV, 3.6250%, 7/15/24 (144A)	1,140,000		1,149,359
Energy – 0.2%
TC PipeLines LP, 3.9000%, 5/25/27	392,000		392,476
Finance Companies – 0.9%
CYBG PLC, GBP SWAP 5 YR + 3.5160%, 5.0000%, 2/9/26	891,000	GBP	1,227,796
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	362,000		376,073
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	446,000		468,300
			2,072,169
Financial Institutions – 0.4%
Intrum Justitia AB, 2.7500%, 7/15/22 (144A)	680,000	EUR	813,578
Industrial – 1.0%
Globalworth Real Estate Investments Ltd, 2.8750%, 6/20/22	975,000	EUR	1,176,745
Hutchison Whampoa International 12 II Ltd, 2.0000%, 11/8/17 (144A)	300,000		300,073
Kennedy Wilson Europe Real Estate Plc, 3.2500%, 11/12/25	600,000	EUR	719,592
			2,196,410
Mortgage Assets – 1.0%
Stadshypotek AB, 4.5000%, 9/21/22†	16,000,000	SEK	2,321,488
Real Estate Investment Trusts (REITs) – 0.5%
ATF Netherlands BV, EUR SWAP ANNUAL 5 YR + 4.3750%, 3.7500%µ	1,000,000	EUR	1,224,931
Technology – 2.7%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	412,000		423,122
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	1,059,000		1,090,241
Cadence Design Systems Inc, 4.3750%, 10/15/24	712,000		738,338
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	640,000		652,000

Shares/Principal/ Contract Amounts			Value
Corporate Bonds – (continued)
Technology – (continued)
Trimble Inc, 4.7500%, 12/1/24	$1,367,000		$1,468,407
Verisk Analytics Inc, 5.8000%, 5/1/21	620,000		684,467
Verisk Analytics Inc, 5.5000%, 6/15/45	579,000		656,628
VMware Inc, 2.9500%, 8/21/22	296,000		296,994
VMware Inc, 3.9000%, 8/21/27	214,000		216,237
			6,226,434
Transportation – 0.5%
Air France-KLM, 3.7500%, 10/12/22	900,000	EUR	1,146,308
Utility – 0.3%
FCC Aqualia SA, 1.4130%, 6/8/22	650,000	EUR	778,624
Total Corporate Bonds (cost $56,439,675)			58,467,203
Foreign Government Bonds – 44.9%
Argentina Treasury Bill, 0%, 4/27/18◊	492,109		483,200
Argentine Bonos del Tesoro, 22.7500%, 3/5/18	65,959,000	ARS	3,791,430
Argentine Republic Government International Bond, 5.6250%, 1/26/22	1,213,000		1,272,437
Australia Government Bond, 2.7500%, 10/21/19	1,712,000	AUD	1,363,777
Australia Government Bond, 5.7500%, 5/15/21	6,611,000	AUD	5,819,549
Australia Government Bond, 4.2500%, 4/21/26	2,070,000	AUD	1,807,038
Bundesrepublik Deutschland, 2.5000%, 7/4/44	371,000	EUR	566,779
Bundesrepublik Deutschland, 2.5000%, 8/15/46	1,121,000	EUR	1,725,140
Canadian Government Bond, 0.7500%, 3/1/21	3,263,000	CAD	2,538,999
Canadian Government Bond, 1.0000%, 6/1/27	3,226,000	CAD	2,332,101
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	3,134,327
French Republic Government Bond OAT, 2.7500%, 10/25/27	1,051,000	EUR	1,478,669
Indonesia Treasury Bond, 8.2500%, 7/15/21	44,443,000,000	IDR	3,532,200
Indonesia Treasury Bond, 7.0000%, 5/15/27	16,070,000,000	IDR	1,239,597
Italy Buoni Poliennali Del Tesoro, 4.7500%, 9/1/21	915,000	EUR	1,261,281
Italy Buoni Poliennali Del Tesoro, 1.2000%, 4/1/22	554,000	EUR	669,184
Italy Buoni Poliennali Del Tesoro, 2.4500%, 9/1/33 (144A)	1,047,000	EUR	1,199,322
Italy Buoni Poliennali Del Tesoro, 4.0000%, 2/1/37	478,000	EUR	658,359
Japan Government Five Year Bond, 0.1000%, 9/20/21	261,950,000	JPY	2,345,629
Japan Government Ten Year Bond, 0.1000%, 6/20/27	776,350,000	JPY	6,927,463
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	186,200,000	JPY	1,509,244
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	245,300,000	JPY	2,167,627
Mexican Bonos, 8.0000%, 6/11/20	42,200,000	MXN	2,390,499
Mexican Bonos, 6.5000%, 6/9/22	44,529,000	MXN	2,424,725
Mexican Bonos, 7.5000%, 6/3/27	41,201,000	MXN	2,360,858
Mexican Bonos, 8.0000%, 11/7/47	37,800,000	MXN	2,265,758
New Zealand Government Bond, 5.0000%, 3/15/19	11,895,000	NZD	8,961,649
New Zealand Government Bond, 3.0000%, 4/15/20	1,550,000	NZD	1,143,806
New Zealand Government Bond, 5.5000%, 4/15/23	2,805,000	NZD	2,331,422
Norway Government Bond, 3.7500%, 5/25/21 (144A)	26,067,000	NOK	3,606,010
Norway Government Bond, 2.0000%, 5/24/23 (144A)	28,027,000	NOK	3,677,649
Portugal Obrigacoes do Tesouro OT, 2.2000%, 10/17/22 (144A)	2,961,000	EUR	3,716,922
Portugal Obrigacoes do Tesouro OT, 5.6500%, 2/15/24 (144A)	1,734,000	EUR	2,558,335
Portugal Obrigacoes do Tesouro OT, 4.1250%, 4/14/27 (144A)	2,688,000	EUR	3,636,877
Portugal Obrigacoes do Tesouro OT, 4.1000%, 2/15/45 (144A)	1,684,000	EUR	2,145,853
Provincia de Cordoba, 7.1250%, 8/1/27 (144A)	1,181,000		1,237,027
Republic of Poland Government Bond, 1.5000%, 4/25/20	9,528,000	PLN	2,577,931
Republic of Poland Government Bond, 2.5000%, 7/25/27	9,098,000	PLN	2,313,913
Spain Government Bond, 4.8000%, 1/31/24 (144A)	444,000	EUR	656,841
Spain Government Bond, 3.8000%, 4/30/24 (144A)	632,000	EUR	890,417
Spain Government Bond, 1.5000%, 4/30/27 (144A)	2,029,000	EUR	2,396,919
Spain Government Bond, 2.9000%, 10/31/46 (144A)	991,000	EUR	1,182,774
United Kingdom Gilt, 3.7500%, 9/7/21	503,000	GBP	755,759
United Kingdom Gilt, 1.5000%, 7/22/47	1,951,000	GBP	2,368,422
Total Foreign Government Bonds (cost $101,908,197)			103,423,718
Inflation-Indexed Bonds – 6.8%
Japanese Government CPI Linked Bond, 0.1000%, 3/10/26	491,991,500	JPY	4,549,970
Japanese Government CPI Linked Bond, 0.1000%, 3/10/27	248,088,400	JPY	2,300,953
United States Treasury Inflation Indexed Bonds, 0.3750%, 7/15/27ÇÇ	4,657,397		4,609,052
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/46ÇÇ	2,353,493		2,384,529
United States Treasury Inflation Indexed Bonds, 0.8750%, 2/15/47ÇÇ	1,741,210		1,713,870
Total Inflation-Indexed Bonds (cost $15,768,072)			15,558,374
United States Treasury Notes/Bonds – 3.4%
1.0000%, 5/31/18	1,852,000		1,848,745
1.2500%, 6/30/19	525,000		523,093
2.1250%, 7/31/24	1,263,000		1,260,484
2.3750%, 5/15/27	2,052,000		2,059,615
3.5000%, 2/15/39	203,000		229,073
2.5000%, 2/15/45	898,000		837,034
2.2500%, 8/15/46	1,232,000		1,082,524
Total United States Treasury Notes/Bonds (cost $7,772,986)			7,840,568

Shares/Principal/ Contract Amounts		Value
Investment Companies – 5.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	.910,080	$910,080
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	11,429,154	11,429,154
Total Investment Companies (cost $12,339,234)		12,339,234
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
JPMorgan Chase & Co.:
EUR currency,
Notional amount $21,180,404, premiums paid $112,256, unrealized depreciation $(30,182), exercise price $1.10, expires 6/1/18*	21,180,404	82,074
Total Investments (total cost $226,254,714) – 99.7%		229,557,960
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		713,971
Net Assets – 100%		$230,271,931

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$85,262,781	37.1%
Japan	19,800,886	8.6
Portugal	13,207,346	5.7
New Zealand	12,436,877	5.4
Australia	11,514,536	5.0
United Kingdom	11,152,615	4.9
Mexico	9,441,840	4.1
Norway	7,283,659	3.2
Argentina	6,784,094	2.9
Italy	5,935,055	2.6
Spain	5,905,575	2.6
Canada	5,696,205	2.5
Poland	4,891,844	2.1
Indonesia	4,771,797	2.1
Germany	4,736,245	2.1
France	3,617,305	1.6
Sweden	3,135,066	1.4
Colombia	3,134,327	1.4
Israel	2,931,644	1.3
Ireland	2,090,443	0.9
Luxembourg	1,885,120	0.8
Bermuda	1,279,054	0.6
Switzerland	1,186,828	0.5
Romania	1,176,745	0.5
Hong Kong	300,073	0.1

Total	$229,557,960	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 5.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$793∆	$—	$—	$910,080
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	24,829	—	—	11,429,154

Total Affiliated Investments – 5.4%	$25,622	$—	$—	$12,339,234

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 5.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Cash Collateral Fund LLC, 0.9785%ºº	263,520	1,484,920	(838,360)	910,080
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	14,558,241	65,460,913	(68,590,000)	11,429,154

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
Argentine Peso	10/25/17	35,758,000	$(1,995,424)	$42,379
Australian Dollar	10/25/17	(9,318,000)	7,360,475	55,651
British Pound	10/25/17	(641,000)	867,809	8,340
Canadian Dollar	10/25/17	106,000	(84,071)	908
Colombian Peso	10/25/17	(9,816,800,000)	3,313,129	(23,634)
Czech Koruna	10/25/17	24,884,000	(1,142,988)	(8,706)
Danish Krone	10/25/17	(206,000)	33,105	335
Euro	10/25/17	347,000	(413,828)	(3,196)
Mexican Peso	10/25/17	(53,625,000)	2,996,623	63,191
New Zealand Dollar	10/25/17	(5,050,000)	3,635,722	(9,038)
Norwegian Krone	10/25/17	(621,000)	78,565	530
Polish Zloty	10/25/17	(4,291,000)	1,208,491	31,953
Swedish Krona	10/25/17	11,325,000	(1,426,239)	(33,335)

				125,378
Barclays Capital, Inc.:
Australian Dollar	10/25/17	(3,207,000)	2,532,453	18,333
Euro	10/25/17	31,000	(37,021)	(336)
Japanese Yen	10/25/17	211,194,000	(1,918,559)	(39,078)
Norwegian Krone	10/25/17	49,000	(6,288)	(131)
Swedish Krona	10/25/17	19,864,000	(2,494,407)	(51,260)

				(72,472)
BNP Paribas:
Czech Koruna	10/25/17	53,311,000	(2,443,217)	(13,154)
Turkish Lira	10/25/17	16,352,000	(4,576,674)	(18,658)

				(31,812)
Citibank NA:
Argentine Peso	10/25/17	19,984,000	$(1,128,794)	10,070
Australian Dollar	10/25/17	(6,063,000)	4,797,718	44,645
British Pound	10/25/17	(1,335,000)	1,728,778	(61,223)
Canadian Dollar	10/25/17	603,000	(478,442)	4,971
Euro	10/25/17	114,000	(135,282)	(376)
Indian Rupee	10/25/17	139,135,000	(2,164,235)	(40,689)
Japanese Yen	10/25/17	20,968,000	(192,455)	(5,855)
New Zealand Dollar	10/25/17	(4,767,000)	3,431,787	(8,722)
Polish Zloty	10/25/17	(7,764,000)	2,173,694	44,904
Swedish Krona	10/25/17	(12,768,000)	1,584,717	14,334
Swiss Franc	10/25/17	1,128,000	(1,181,956)	(14,842)

				(12,783)
HSBC Securities (USA), Inc.:
British Pound	10/25/17	(641,000)	829,807	(29,662)
Euro	10/25/17	(119,000)	141,777	954
Indian Rupee	10/25/17	84,865,000	(1,319,624)	(24,373)
Indonesian Rupiah	10/25/17	(1,241,775,000)	92,635	588
Japanese Yen	10/25/17	132,164,000	(1,200,018)	(23,850)
Mexican Peso	10/25/17	(81,362,000)	4,557,335	106,615
New Zealand Dollar	10/25/17	(7,515,000)	5,398,926	(24,910)
Norwegian Krone	10/25/17	(3,046,000)	390,335	7,573
South African Rand	10/25/17	(1,404,000)	106,906	3,567

				16,502
JPMorgan Chase & Co.:
British Pound	10/25/17	(294,000)	380,650	(13,553)
Canadian Dollar	10/25/17	319,000	(261,107)	(5,371)
Euro	10/25/17	110,000	(129,610)	562
Euro	10/25/17	1,354,000	(1,614,537)	(12,240)
Polish Zloty	10/25/17	(5,965,000)	1,636,973	1,447

				(29,155)
Total				$(4,342)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
5-Year US Treasury Note	16	12/29/17	$16,000	$(14,375)	$(1,000)
Ultra 10-Year US Treasury Note	8	12/19/17	8,000	(14,500)	(1,250)
US Treasury Long Bond	3	12/19/17	3,000	(8,118)	(375)
Total - Futures Purchased				(36,993)	(2,625)
Futures Sold:
10-Year US Treasury Note	74	12/19/17	74,000	97,125	9,250
2-Year US Treasury Note	56	12/29/17	112,000	32,203	875
Total - Futures Sold				129,328	10,125
Total				$92,335	$7,500

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:

JPMorgan Chase & Co.:

EUR Currency	21,180,404	1.05	USD	6/1/18	$21,180,404	$40,878	$13,153	$(27,725)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward foreign currency exchange contracts, purchased	$49,049,542
Forward foreign currency exchange contracts, sold	47,682,657
Futures contracts, purchased	4,542,250
Futures contracts, sold	7,122,230
Purchased options contracts, put	21,461
Written options contracts, put	6,931

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $61,673,254, which represents 26.8% of net assets.

*	Non-income producing security.

Ø

Bank Loans often have interest rates which are predetermined daily, monthly, quarterly or semi-annually using a base lending rate, plus premium. These base lending rates may use the London-Interbank Offered Rate (“LIBOR”), or the prime rate offered by one or more major US banks (known as the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates primarily used by commercial lenders.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $4,388,359.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$655,779	$653,919	0.3%
Mural Loft Loan, 8.9500%, 7/13/21	7/13/17	1,530,000	1,530,000	0.6
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.000%, 2.2356%, 7/24/18	8/11/17	613,000	612,902	0.3
Total		$2,798,779	$2,796,821	1.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$29,659,308	$-
Bank Loans and Mezzanine Loans	-	2,187,481	-
Corporate Bonds	-	58,467,203	-
Foreign Government Bonds	-	103,423,718	-
Inflation-Indexed Bonds	-	15,558,374	-
United States Treasury Notes/Bonds	-	7,840,568	-
Investment Companies	-	12,339,234	-
OTC Purchased Options – Puts	-	82,074	-
Total Investments in Securities	$-	$229,557,960	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	461,850	-
Variation Margin Receivable	10,125	-	-
Total Assets	$10,125	$230,019,810	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	466,192	-
Options Written, at Value	-	27,725	-
Variation Margin Payable	2,625	-	-
Total Liabilities	$2,625	$493,917	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Global Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Investment Companies£ – 91.8%
Alternative Funds – 5.2%
Janus Henderson Diversified Alternatives Fund - Class N Shares	.1,214,303	$12,147,324
Equity Funds – 36.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,112,893	10,836,285
Janus Henderson Asia Equity Fund - Class I Shares	166,046	1,672,080
Janus Henderson Contrarian - Class N Shares	200,691	4,003,078
Janus Henderson Emerging Markets Fund - Class N Shares	706,450	6,762,346
Janus Henderson Enterprise Fund - Class N Shares	48,132	4,946,899
Janus Henderson Forty Fund - Class N Shares	82,978	2,864,470
Janus Henderson Global Real Estate Fund - Class I Shares	409,078	3,587,291
Janus Henderson Global Research - Class N Shares	76,756	3,791,139
Janus Henderson Global Select - Class N Shares	380,386	4,799,439
Janus Henderson International Managed Volatility Fund - Class N Shares	725,542	5,045,890
Janus Henderson International Value Fund - Class N Shares	700,034	7,294,336
Janus Henderson Large Cap Value Fund - Class N Shares	503,090	6,091,555
Janus Henderson Mid Cap Value Fund - Class N Shares	180,381	3,100,671
Janus Henderson Overseas Fund - Class N Shares	435,282	12,325,513
Janus Henderson Small Cap Value Fund - Class N Shares	207,774	4,435,353
Janus Henderson Triton Fund - Class N Shares	179,075	2,478,183
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	572,257	2,263,807
		86,298,335
Fixed Income Funds – 49.7%
Janus Henderson Flexible Bond Fund - Class N Shares	1,308,624	12,357,063
Janus Henderson Global Bond Fund - Class N Shares	9,016,169	90,025,744
Janus Henderson Short-Term Bond Fund - Class N Shares	4,538,238	13,563,872
		115,946,679
Total Investments (total cost $233,438,790) – 91.8%		214,392,338
Cash, Receivables and Other Assets, net of Liabilities – 8.2%		19,029,547
Net Assets – 100%		$233,421,885

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 91.8%
Alternative Funds – 5.2%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$—	$8,114	$91,209	$12,147,324
Equity Funds – 36.9%
Janus Contrarian Fund - Class I Shares	—	(870)	4,006	—
Janus Global Select Fund - Class I Shares	—	23,111	(967,395)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	—	22,967	437,123	10,836,285
Janus Henderson Asia Equity Fund - Class I Shares	—	3,916	78,493	1,672,080
Janus Henderson Contrarian - Class N Shares	—	(740)	2,713	4,003,078
Janus Henderson Emerging Markets Fund - Class N Shares	—	3,515	375,040	6,762,346
Janus Henderson Enterprise Fund - Class N Shares	—	6,734	267,382	4,946,899
Janus Henderson Forty Fund - Class N Shares	—	(23,177)	175,304	2,864,470
Janus Henderson Global Real Estate Fund - Class I Shares	22,520	1,978	129,490	3,587,291
Janus Henderson Global Research - Class I Shares	—	21,611	(1,766,906)	—
Janus Henderson Global Research - Class N Shares	—	12,016	2,000,006	3,791,139
Janus Henderson Global Select - Class N Shares	—	13,795	1,321,709	4,799,439
Janus Henderson International Managed Volatility Fund - Class N Shares	—	15,186	358,056	5,045,890

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson International Value Fund - Class N Shares	—	9,948	363,952	7,294,336
Janus Henderson Large Cap Value Fund - Class N Shares	—	41,961	176,405	6,091,555
Janus Henderson Mid Cap Value Fund - Class N Shares	—	724	89,758	3,100,671
Janus Henderson Overseas Fund - Class N Shares	—	(54,203)	800,424	12,325,513
Janus Henderson Small Cap Value Fund - Class N Shares	—	3,852	147,556	4,435,353
Janus Henderson Triton Fund - Class N Shares	—	40,241	242,727	2,478,183
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	—	58,115	277,555	2,263,807
Total Equity Funds	$22,520	$200,681	$4,513,398	$86,298,335
Fixed Income Funds – 49.7%
Janus Henderson Flexible Bond Fund - Class N Shares	105,967	15,536	(2,408)	12,357,063
Janus Henderson Global Bond Fund - Class N Shares	605,288	(49,665)	865,786	90,025,744
Janus Henderson Short-Term Bond Fund - Class N Shares	59,389	(3,466)	3,760	13,563,872
Total Fixed Income Funds	$770,644	$(37,594)	$867,138	$115,946,679

Total Affiliated Investments – 91.8%	$793,164	$171,201	$5,471,745	$214,392,338

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 91.8%
Alternative Funds – 5.2%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,235,687	6,003	(27,387)	1,214,303
Equity Funds – 36.9%
Janus Contrarian Fund - Class I Shares	203,907	361	(204,268)	—
Janus Global Select Fund - Class I Shares	386,340	684	(387,024)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,132,502	5,498	(25,107)	1,112,893
Janus Henderson Asia Equity Fund - Class I Shares	168,974	820	(3,748)	166,046
Janus Henderson Contrarian - Class N Shares	—	202,467	(1,776)	200,691
Janus Henderson Emerging Markets Fund - Class N Shares	718,893	3,492	(15,935)	706,450
Janus Henderson Enterprise Fund - Class N Shares	48,979	239	(1,086)	48,132
Janus Henderson Forty Fund - Class N Shares	84,438	411	(1,871)	82,978
Janus Henderson Global Real Estate Fund - Class I Shares	414,263	4,000	(9,185)	409,078
Janus Henderson Global Research - Class I Shares	76,941	136	(77,077)	—
Janus Henderson Global Research - Class N Shares	—	77,435	(679)	76,756
Janus Henderson Global Select - Class N Shares	—	383,750	(3,364)	380,386
Janus Henderson International Managed Volatility Fund - Class N Shares	738,318	3,588	(16,364)	725,542
Janus Henderson International Value Fund - Class N Shares	712,365	3,462	(15,793)	700,034

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Large Cap Value Fund - Class N Shares	511,954	2,487	(11,351)	503,090
Janus Henderson Mid Cap Value Fund - Class N Shares	183,560	891	(4,070)	180,381
Janus Henderson Overseas Fund - Class N Shares	442,950	2,151	(9,819)	435,282
Janus Henderson Small Cap Value Fund - Class N Shares	211,432	1,027	(4,685)	207,774
Janus Henderson Triton Fund - Class N Shares	182,227	885	(4,037)	179,075
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	582,338	2,830	(12,911)	572,257
Fixed Income Funds – 49.7%
Janus Henderson Flexible Bond Fund - Class N Shares	1,321,365	16,607	(29,348)	1,308,624
Janus Henderson Global Bond Fund - Class N Shares	9,111,501	107,026	(202,358)	9,016,169
Janus Henderson Short-Term Bond Fund - Class N Shares	4,598,276	42,003	(102,041)	4,538,238

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$12,147,324	$-	$-
Equity Funds	86,298,335	-	-
Fixed Income Funds	115,946,679	-	-
Total Assets	$214,392,338	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Conservative (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Allocation Fund - Growth

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 5.4%
Janus Henderson Diversified Alternatives Fund - Class N Shares	.1,329,421	$13,746,217
Equity Funds – 84.9%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,185,359	13,015,241
Janus Henderson Asia Equity Fund - Class I Shares	356,178	4,167,412
Janus Henderson Contrarian - Class N Shares	431,302	8,608,783
Janus Henderson Emerging Markets Fund - Class N Shares	1,607,757	16,752,832
Janus Henderson Enterprise Fund - Class N Shares	106,194	12,166,622
Janus Henderson Forty Fund - Class N Shares	186,654	6,361,178
Janus Henderson Global Real Estate Fund - Class I Shares	890,204	10,037,008
Janus Henderson Global Research - Class N Shares	174,296	13,148,860
Janus Henderson Global Select - Class N Shares	788,865	12,692,839
Janus Henderson International Managed Volatility Fund - Class N Shares	1,622,257	14,535,423
Janus Henderson International Value Fund - Class N Shares	1,435,562	16,566,383
Janus Henderson Large Cap Value Fund - Class N Shares	1,082,083	18,233,100
Janus Henderson Mid Cap Value Fund - Class N Shares	414,558	7,395,714
Janus Henderson Overseas Fund - Class N Shares	913,133	29,119,806
Janus Henderson Small Cap Value Fund - Class N Shares	436,415	10,395,406
Janus Henderson Triton Fund - Class N Shares	353,474	10,180,043
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,301,593	14,252,448
		217,629,098
Fixed Income Funds – 9.7%
Janus Henderson Global Bond Fund - Class N Shares	2,591,960	24,908,733
Total Investments (total cost $211,330,188) – 100.0%		256,284,048
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(13,387)
Net Assets – 100%		$256,270,661

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 100.0%
Alternative Funds – 5.4%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$—	$7,196	$101,079	$13,746,217
Equity Funds – 84.9%
Janus Contrarian Fund - Class I Shares	—	(2,631)	(998,444)	—
Janus Global Select Fund - Class I Shares	—	40,003	(1,744,817)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	—	19,590	470,380	13,015,241
Janus Henderson Asia Equity Fund - Class I Shares	—	13,516	163,004	4,167,412
Janus Henderson Contrarian - Class N Shares	—	(486)	1,012,969	8,608,783
Janus Henderson Emerging Markets Fund - Class N Shares	—	19,216	842,059	16,752,832
Janus Henderson Enterprise Fund - Class N Shares	—	55,049	550,205	12,166,622
Janus Henderson Forty Fund - Class N Shares	—	(23,197)	365,315	6,361,178
Janus Henderson Global Real Estate Fund - Class I Shares	49,001	10,408	276,163	10,037,008
Janus Henderson Global Research - Class I Shares	—	48,230	(2,405,109)	—
Janus Henderson Global Research - Class N Shares	—	24,062	2,938,285	13,148,860
Janus Henderson Global Select - Class N Shares	—	20,251	2,495,558	12,692,839
Janus Henderson International Managed Volatility Fund - Class N Shares	—	31,682	803,110	14,535,423
Janus Henderson International Value Fund - Class N Shares	—	16,455	750,332	16,566,383
Janus Henderson Large Cap Value Fund - Class N Shares	—	1,417	466,530	18,233,100

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Mid Cap Value Fund - Class N Shares	—	(12,183)	219,984	7,395,714
Janus Henderson Overseas Fund - Class N Shares	—	(151,217)	1,713,775	29,119,806
Janus Henderson Small Cap Value Fund - Class N Shares	—	6,534	310,640	10,395,406
Janus Henderson Triton Fund - Class N Shares	—	25,526	531,151	10,180,043
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	—	98,654	663,425	14,252,448
Total Equity Funds	$49,001	$240,878	$9,424,515	$217,629,098
Fixed Income Funds – 9.7%
Janus Henderson Global Bond Fund - Class N Shares	173,939	(9,372)	243,970	24,908,733

Total Affiliated Investments – 100.0%	$222,941	$238,703	$9,769,564	$256,284,048

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 100.0%
Alternative Funds – 5.4%
Janus Henderson Diversified Alternatives Fund - Class N Shares	1,348,949	7,048	(26,576)	1,329,421
Equity Funds – 84.9%
Janus Contrarian Fund - Class I Shares	436,956	1,788	(438,744)	—
Janus Global Select Fund - Class I Shares	798,912	3,272	(802,184)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,202,772	6,283	(23,696)	1,185,359
Janus Henderson Asia Equity Fund - Class I Shares	361,410	1,887	(7,119)	356,178
Janus Henderson Contrarian - Class N Shares	—	433,811	(2,509)	431,302
Janus Henderson Emerging Markets Fund - Class N Shares	1,631,371	8,521	(32,135)	1,607,757
Janus Henderson Enterprise Fund - Class N Shares	107,753	563	(2,122)	106,194
Janus Henderson Forty Fund - Class N Shares	189,395	989	(3,730)	186,654
Janus Henderson Global Real Estate Fund - Class I Shares	898,885	9,020	(17,701)	890,204
Janus Henderson Global Research - Class I Shares	174,213	713	(174,926)	—
Janus Henderson Global Research - Class N Shares	—	175,310	(1,014)	174,296
Janus Henderson Global Select - Class N Shares	—	793,454	(4,589)	788,865
Janus Henderson International Managed Volatility Fund - Class N Shares	1,646,087	8,600	(32,430)	1,622,257
Janus Henderson International Value Fund - Class N Shares	1,456,648	7,611	(28,697)	1,435,562
Janus Henderson Large Cap Value Fund - Class N Shares	1,097,977	5,735	(21,629)	1,082,083
Janus Henderson Mid Cap Value Fund - Class N Shares	420,647	2,198	(8,287)	414,558
Janus Henderson Overseas Fund - Class N Shares	926,536	4,841	(18,244)	913,133
Janus Henderson Small Cap Value Fund - Class N Shares	442,824	2,313	(8,722)	436,415

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Triton Fund - Class N Shares	358,667	1,873	(7,066)	353,474
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	1,320,714	6,898	(26,019)	1,301,593
Fixed Income Funds – 9.7%
Janus Henderson Global Bond Fund - Class N Shares	2,611,863	31,665	(51,568)	2,591,960

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$13,746,217	$-	$-
Equity Funds	217,629,098	-	-
Fixed Income Funds	24,908,733	-	-
Total Assets	$256,284,048	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Growth (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 3.4%
Lockheed Martin Corp	.23,800	$7,384,902
Airlines – 1.1%
easyJet PLC	6,860	111,855
Japan Airlines Co Ltd	55,100	1,864,908
Singapore Airlines Ltd	54,900	406,457
		2,383,220
Auto Components – 1.4%
Bridgestone Corp	29,900	1,356,941
Sumitomo Rubber Industries Ltd	86,400	1,583,475
		2,940,416
Automobiles – 0.3%
Nissan Motor Co Ltd	64,700	640,904
Banks – 3.4%
Bank of Montreal	700	52,983
BOC Hong Kong Holdings Ltd	56,500	274,497
Canadian Imperial Bank of Commerce	2,100	183,758
DBS Group Holdings Ltd	62,700	962,624
Hang Seng Bank Ltd	176,600	4,304,615
United Overseas Bank Ltd	89,600	1,552,688
		7,331,165
Beverages – 0.2%
Coca-Cola Co	9,200	414,092
Biotechnology – 0.1%
AbbVie Inc	1,200	106,632
Gilead Sciences Inc	1,900	153,938
		260,570
Capital Markets – 0.2%
CME Group Inc	1,700	230,656
Singapore Exchange Ltd	13,400	73,023
T Rowe Price Group Inc	1,100	99,715
		403,394
Chemicals – 0.3%
Agrium Inc	3,700	396,573
BASF SE	741	78,849
Mosaic Co	4,400	94,996
		570,418
Construction & Engineering – 0.5%
Bouygues SA	22,450	1,065,232
Vinci SA	732	69,552
		1,134,784
Construction Materials – 0%
Fletcher Building Ltd	17,217	99,335
Consumer Finance – 0%
Provident Financial PLC	1,814	20,184
Containers & Packaging – 0.1%
International Paper Co	1,100	62,502
Packaging Corp of America	500	57,340
		119,842
Diversified Consumer Services – 1.3%
H&R Block Inc	103,700	2,745,976
Diversified Telecommunication Services – 3.4%
AT&T Inc	80,000	3,133,600
BCE Inc	15,677	734,592
HKT Trust & HKT Ltd	2,318,000	2,816,153
Singapore Telecommunications Ltd	70,300	190,771
Spark New Zealand Ltd	139,630	368,018
Telstra Corp Ltd	87,774	240,226
		7,483,360
Electric Utilities – 23.0%
Alliant Energy Corp	9,600	399,072
American Electric Power Co Inc	4,800	337,152
CK Infrastructure Holdings Ltd	417,500	3,591,720
CLP Holdings Ltd	858,500	8,797,886
Contact Energy Ltd	449,123	1,783,714
Duke Energy Corp	23,666	1,986,051
Endesa SA	16,425	370,265
Eversource Energy	12,300	743,412
NextEra Energy Inc	4,900	718,095

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
OGE Energy Corp	.1,500	$54,045
PG&E Corp	140,500	9,566,645
Pinnacle West Capital Corp	13,100	1,107,736
Power Assets Holdings Ltd	852,000	7,378,772
PPL Corp	38,200	1,449,690
Southern Co	199,500	9,803,430
Xcel Energy Inc	38,200	1,807,624
		49,895,309
Food & Staples Retailing – 1.7%
Lawson Inc	44,400	2,940,005
Wesfarmers Ltd	23,001	745,488
		3,685,493
Food Products – 1.4%
General Mills Inc	58,400	3,022,784
Health Care Providers & Services – 2.6%
Sonic Healthcare Ltd	338,916	5,557,438
Hotels, Restaurants & Leisure – 6.2%
Darden Restaurants Inc	50,500	3,978,390
McDonald's Corp	60,000	9,400,800
		13,379,190
Household Durables – 0.4%
Barratt Developments PLC	8,411	69,248
Berkeley Group Holdings PLC	4,765	237,299
Garmin Ltd	5,600	302,232
Persimmon PLC	1,625	56,215
Sekisui House Ltd	13,700	230,931
		895,925
Household Products – 5.2%
Kimberly-Clark Corp	79,700	9,379,096
Procter & Gamble Co	21,200	1,928,776
		11,307,872
Industrial Conglomerates – 0.8%
NWS Holdings Ltd	939,000	1,829,603
Information Technology Services – 0.2%
Paychex Inc	6,600	395,736
Western Union Co	2,200	42,240
		437,976
Insurance – 3.1%
Arthur J Gallagher & Co	25,000	1,538,750
AXA SA	1,389	42,006
Cincinnati Financial Corp	20,400	1,562,028
Great-West Lifeco Inc	5,700	164,065
Medibank Pvt Ltd	39,158	89,667
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,046	437,408
Principal Financial Group Inc	8,500	546,890
SCOR SE	5,594	234,524
Sony Financial Holdings Inc	15,900	260,878
Swiss Life Holding AG*	410	144,459
Swiss Re AG	8,382	759,324
Tryg A/S	13,039	301,147
UnipolSai Assicurazioni SpA	249,928	583,639
Zurich Insurance Group AG	161	49,127
		6,713,912
Leisure Products – 0.1%
Mattel Inc	14,100	218,268
Machinery – 0.1%
Cummins Inc	500	84,015
SKF AB	6,281	136,929
		220,944
Marine – 0.5%
Kuehne + Nagel International AG	6,123	1,134,029
Media – 4.3%
Axel Springer SE	2,511	161,342
Eutelsat Communications SA	22,569	668,399
I-CABLE Communications Ltd*	22,994	751
SES SA	125,800	2,751,880
Shaw Communications Inc	202,700	4,666,194
Singapore Press Holdings Ltd	501,900	1,006,687
		9,255,253
Multiline Retail – 1.0%
Kohl's Corp	31,000	1,415,150
Macy's Inc	10,000	218,200
Marks & Spencer Group PLC	21,123	100,014

Shares		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Next PLC	.1,287	$90,699
Nordstrom Inc	3,200	150,880
Target Corp	3,300	194,733
		2,169,676
Multi-Utilities – 10.7%
Ameren Corp	35,900	2,076,456
CMS Energy Corp	22,200	1,028,304
Consolidated Edison Inc	111,400	8,987,752
DTE Energy Co	25,240	2,709,766
Public Service Enterprise Group Inc	23,900	1,105,375
SCANA Corp	39,200	1,900,808
Sempra Energy	17,500	1,997,275
WEC Energy Group Inc	53,851	3,380,766
		23,186,502
Oil, Gas & Consumable Fuels – 1.8%
Exxon Mobil Corp	10,000	819,800
Marathon Petroleum Corp	2,700	151,416
Peyto Exploration & Development Corp	7,700	125,906
Phillips 66	1,300	119,093
Valero Energy Corp	34,300	2,638,699
		3,854,914
Pharmaceuticals – 2.4%
AstraZeneca PLC	2,073	137,620
Merck & Co Inc	41,700	2,670,051
Novartis AG	7,535	645,234
Orion Oyj	12,720	590,174
Pfizer Inc	14,200	506,940
Roche Holding AG	498	127,162
Sanofi	363	36,040
Takeda Pharmaceutical Co Ltd	9,900	546,783
		5,260,004
Real Estate Management & Development – 5.4%
Daito Trust Construction Co Ltd	36,400	6,632,299
Hang Lung Properties Ltd	75,000	178,011
Hysan Development Co Ltd	82,000	385,787
New World Development Co Ltd	506,000	726,809
Sino Land Co Ltd	82,000	144,027
Sun Hung Kai Properties Ltd	14,000	227,440
Swire Properties Ltd	697,400	2,365,944
Swiss Prime Site AG*	8,852	795,958
Wharf Holdings Ltd	30,000	267,305
		11,723,580
Road & Rail – 1.2%
Aurizon Holdings Ltd	374,002	1,437,138
ComfortDelGro Corp Ltd	753,400	1,155,573
		2,592,711
Semiconductor & Semiconductor Equipment – 0.1%
Maxim Integrated Products Inc	2,000	95,420
QUALCOMM Inc	1,000	51,840
		147,260
Specialty Retail – 0.6%
Gap Inc	31,200	921,336
Hennes & Mauritz AB	3,176	82,306
Kingfisher PLC	31,696	126,762
L Brands Inc	2,400	99,864
		1,230,268
Technology Hardware, Storage & Peripherals – 1.1%
Canon Inc	66,700	2,279,455
Seagate Technology PLC	2,900	96,193
		2,375,648
Textiles, Apparel & Luxury Goods – 1.3%
Coach Inc	1,700	68,476
Yue Yuen Industrial Holdings Ltd	752,500	2,861,143
		2,929,619
Tobacco – 4.1%
Altria Group Inc	19,000	1,204,980
British American Tobacco PLC	119,383	7,472,834
Philip Morris International Inc	2,300	255,323
		8,933,137
Trading Companies & Distributors – 0.5%
ITOCHU Corp	61,500	1,007,417
Wireless Telecommunication Services – 2.8%
NTT DOCOMO Inc	145,800	3,331,072

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Rogers Communications Inc	.42,300	$2,181,454
StarHub Ltd	315,700	605,280
		6,117,806
Total Common Stocks (cost $198,894,357)		213,015,100
Preferred Stocks – 0.1%
Media – 0.1%
ProSiebenSat.1 Media SE (cost $209,875)	4,703	160,264
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $2,277,000)	2,277,000	2,277,000
Total Investments (total cost $201,381,232) – 99.5%		215,452,364
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		1,136,485
Net Assets – 100%		$216,588,849

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$111,999,202	52.0%
Hong Kong	36,150,463	16.8
Japan	22,675,068	10.5
Canada	8,505,525	3.9
United Kingdom	8,422,730	3.9
Australia	8,069,957	3.7
Singapore	5,953,103	2.8
France	4,867,633	2.3
Switzerland	3,655,293	1.7
New Zealand	2,251,067	1.0
Germany	837,863	0.4
Finland	590,174	0.3
Italy	583,639	0.3
Spain	370,265	0.2
Denmark	301,147	0.1
Sweden	219,235	0.1

Total	$215,452,364	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$2,254∆	$—	$—	$—
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	6,657	—	—	2,277,000

Total Affiliated Investments – 1.1%	$8,911	$—	$—	$2,277,000

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 1.1%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	359,611	12,985,630	(13,345,241)	—
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	2,924,157	14,042,186	(14,689,343)	2,277,000

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$213,015,100	$-	$-
Preferred Stocks	-	160,264	-
Investment Companies	-	2,277,000	-
Total Assets	$213,015,100	$2,437,264	$-

Organization and Significant Accounting Policies

Janus Henderson Global Income Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than the following:

Janus Henderson Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	.2,099,049	$21,704,163
Equity Funds – 64.5%
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,225,726	13,458,472
Janus Henderson Asia Equity Fund - Class I Shares	274,690	3,175,415
Janus Henderson Contrarian - Class N Shares	331,735	6,621,424
Janus Henderson Emerging Markets Fund - Class N Shares	1,220,138	12,713,836
Janus Henderson Enterprise Fund - Class N Shares	78,895	9,038,980
Janus Henderson Forty Fund - Class N Shares	136,053	4,636,691
Janus Henderson Global Real Estate Fund - Class I Shares	667,940	7,567,760
Janus Henderson Global Research - Class N Shares	123,765	9,336,832
Janus Henderson Global Select - Class N Shares	614,996	9,895,280
Janus Henderson International Managed Volatility Fund - Class N Shares	1,166,152	10,448,719
Janus Henderson International Value Fund - Class N Shares	1,150,513	13,276,922
Janus Henderson Large Cap Value Fund - Class N Shares	810,715	13,660,543
Janus Henderson Mid Cap Value Fund - Class N Shares	294,227	5,249,011
Janus Henderson Overseas Fund - Class N Shares	717,151	22,869,933
Janus Henderson Small Cap Value Fund - Class N Shares	347,358	8,274,057
Janus Henderson Triton Fund - Class N Shares	280,336	8,073,691
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	932,990	10,216,244
		168,513,810
Fixed Income Funds – 27.2%
Janus Henderson Global Bond Fund - Class N Shares	6,605,011	63,474,154
Janus Henderson Short-Term Bond Fund - Class N Shares	2,533,444	7,651,000
		71,125,154
Total Investments (total cost $228,232,109) – 100.0%		261,343,127
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(43,935)
Net Assets – 100%		$261,299,192

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 100.0%
Alternative Funds – 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	$—	$14,866	$157,263	$21,704,163
Equity Funds – 64.5%
Janus Contrarian Fund - Class I Shares	—	(1,591)	(445,335)	—
Janus Global Select Fund - Class I Shares	—	42,101	(1,347,793)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	—	25,766	481,330	13,458,472
Janus Henderson Asia Equity Fund - Class I Shares	—	12,792	123,579	3,175,415
Janus Henderson Contrarian - Class N Shares	—	(670)	456,450	6,621,424
Janus Henderson Emerging Markets Fund - Class N Shares	—	26,238	629,067	12,713,836
Janus Henderson Enterprise Fund - Class N Shares	—	12,361	437,355	9,038,980
Janus Henderson Forty Fund - Class N Shares	—	(39,160)	290,935	4,636,691
Janus Henderson Global Real Estate Fund - Class I Shares	36,761	9,267	206,181	7,567,760
Janus Henderson Global Research - Class I Shares	—	46,188	(1,519,154)	—
Janus Henderson Global Research - Class N Shares	—	19,344	1,882,130	9,336,832
Janus Henderson Global Select - Class N Shares	—	17,562	1,919,301	9,895,280
Janus Henderson International Managed Volatility Fund - Class N Shares	—	37,442	562,948	10,448,719
Janus Henderson International Value Fund - Class N Shares	—	17,926	596,866	13,276,922

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Large Cap Value Fund - Class N Shares	—	70,177	279,015	13,660,543
Janus Henderson Mid Cap Value Fund - Class N Shares	—	1,345	146,302	5,249,011
Janus Henderson Overseas Fund - Class N Shares	—	(35,507)	1,269,864	22,869,933
Janus Henderson Small Cap Value Fund - Class N Shares	—	9,754	242,859	8,274,057
Janus Henderson Triton Fund - Class N Shares	—	55,356	385,840	8,073,691
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	—	91,044	455,607	10,216,244
Total Equity Funds	$36,761	$417,735	$7,053,347	$168,513,810
Fixed Income Funds – 27.2%
Janus Henderson Global Bond Fund - Class N Shares	443,648	(34,139)	634,399	63,474,154
Janus Henderson Short-Term Bond Fund - Class N Shares	33,167	(1,083)	1,420	7,651,000
Total Fixed Income Funds	$476,815	$(35,222)	$635,819	$71,125,154

Total Affiliated Investments – 100.0%	$513,577	$397,379	$7,846,429	$261,343,127

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period in which the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 100.0%
Alternative Funds – 8.3%
Janus Henderson Diversified Alternatives Fund - Class N Shares	2,137,794	8,491	(47,236)	2,099,049
Equity Funds – 64.5%
Janus Contrarian Fund - Class I Shares	337,330	692	(338,022)	—
Janus Global Select Fund - Class I Shares	625,146	1,282	(626,428)	—
Janus Henderson Adaptive Global Allocation Fund - Class N Shares	1,248,358	4,957	(27,589)	1,225,726
Janus Henderson Asia Equity Fund - Class I Shares	279,760	1,111	(6,181)	274,690
Janus Henderson Contrarian - Class N Shares	—	334,087	(2,352)	331,735
Janus Henderson Emerging Markets Fund - Class N Shares	1,242,665	4,935	(27,462)	1,220,138
Janus Henderson Enterprise Fund - Class N Shares	80,351	319	(1,775)	78,895
Janus Henderson Forty Fund - Class N Shares	138,565	549	(3,061)	136,053
Janus Henderson Global Real Estate Fund - Class I Shares	676,962	5,934	(14,956)	667,940
Janus Henderson Global Research - Class I Shares	124,166	255	(124,421)	—
Janus Henderson Global Research - Class N Shares	—	124,644	(879)	123,765
Janus Henderson Global Select - Class N Shares	—	619,362	(4,366)	614,996
Janus Henderson International Managed Volatility Fund - Class N Shares	1,187,676	4,718	(26,242)	1,166,152
Janus Henderson International Value Fund - Class N Shares	1,171,756	4,653	(25,896)	1,150,513
Janus Henderson Large Cap Value Fund - Class N Shares	825,683	3,280	(18,248)	810,715
Janus Henderson Mid Cap Value Fund - Class N Shares	299,657	1,190	(6,620)	294,227

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – (continued)
Equity Funds – (continued)
Janus Henderson Overseas Fund - Class N Shares	730,389	2,901	(16,139)	717,151
Janus Henderson Small Cap Value Fund - Class N Shares	353,771	1,406	(7,819)	347,358
Janus Henderson Triton Fund - Class N Shares	285,510	1,134	(6,308)	280,336
Janus Henderson U.S. Managed Volatility Fund - Class N Shares	950,210	3,775	(20,995)	932,990
Fixed Income Funds – 27.2%
Janus Henderson Global Bond Fund - Class N Shares	6,680,452	72,492	(147,933)	6,605,011
Janus Henderson Short-Term Bond Fund - Class N Shares	2,569,101	21,171	(56,828)	2,533,444

Notes to Schedule of Investments (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$21,704,163	$-	$-
Equity Funds	168,513,810	-	-
Fixed Income Funds	71,125,154	-	-
Total Assets	$261,343,127	$-	$-

Organization and Significant Accounting Policies

Janus Henderson Global Allocation Fund - Moderate (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janushenderson.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Government Money Market Fund

Schedule of Investments (unaudited)

September 30, 2017

Principal Amounts		Value
U.S. Government Agency Notes – 52.8%
Fannie Mae Discount Notes:
1.0674%, 10/23/17	$3,000,000	$2,998,143
Federal Home Loan Bank Discount Notes:
1.0590%, 10/4/17	3,000,000	2,999,824
1.0260%, 10/6/17	3,000,000	2,999,645
1.0568%, 10/11/17	3,000,000	2,999,212
0.9609%, 10/13/17	3,000,000	2,999,123
1.0161%, 10/16/17	3,000,000	2,998,821
0.9517%, 10/18/17	2,000,000	1,999,158
1.0950%, 10/20/17	4,000,000	3,997,822
0.7448%, 10/25/17	5,000,000	4,997,630
1.0364%, 10/31/17	3,000,000	2,997,509
1.0721%, 11/1/17	3,000,000	2,997,335
1.0671%, 11/2/17	3,000,000	2,997,259
1.0570%, 11/7/17	3,000,000	2,996,847
1.0569%, 11/8/17	3,000,000	2,996,760
1.0717%, 11/10/17	3,000,000	2,996,537
1.0468%, 11/14/17	3,000,000	2,996,271
1.0412%, 11/15/17	3,000,000	2,996,146
1.0412%, 11/17/17	3,000,000	2,996,032
1.0365%, 11/20/17	2,000,000	1,997,195
1.0469%, 11/27/17	2,000,000	1,996,763
1.0467%, 12/1/17	3,000,000	2,994,798
1.0725%, 12/4/17	3,000,000	2,994,405
1.0572%, 12/5/17	3,000,000	2,994,397
1.0368%, 12/7/17	3,000,000	2,994,332
1.0580%, 12/11/17	3,000,000	2,993,867
1.0417%, 12/13/17	3,000,000	2,993,788
1.0774%, 12/15/17	3,000,000	2,993,399
1.0779%, 1/2/18	3,000,000	2,991,792
1.0984%, 1/5/18	3,000,000	2,991,365
1.0523%, 1/25/18	3,000,000	2,989,846
1.0676%, 1/31/18	3,000,000	2,989,311
1.1451%, 2/1/18	3,000,000	2,988,447
1.1076%, 2/2/18	3,000,000	2,989,237
		95,854,873
FHLMC Multifamily VRD Certificates Taxable:
1.3300%, 1/15/42‡	5,722,236	5,722,111
Total U.S. Government Agency Notes (cost $104,575,127)		104,575,127
Variable Rate Demand Agency Notes‡ – 31.1%
AE REALTY LLC, 1.2400%, 10/1/23	680,000	680,000
Clearwater Solutions LLC, 1.2700%, 9/1/21	625,000	625,000
Cypress Bend Real Estate Development Co LLC, 1.2400%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 1.2400%, 12/1/22	1,940,000	1,940,000
Greer Family LLC, 1.2400%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 1.1600%, 5/1/37	385,000	385,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
1.2400%,12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 1.2800%, 6/3/47	2,845,000	2,845,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 1.2400%, 4/1/36	6,425,000	6,425,000
Lake Nona Trust, 1.2400%, 10/1/44	2,900,000	2,900,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.2366%, 11/1/35	9,450,000	9,450,000
Mississippi Business Finance Corp, 1.2500%, 9/1/21	1,170,000	1,170,000
Mississippi Business Finance Corp, 1.2500%, 1/1/34	3,255,000	3,255,000
Mississippi Business Finance Corp, 1.2500%, 8/1/34	3,825,000	3,825,000
Mississippi Business Finance Corp, 1.2500%, 12/1/35	3,380,000	3,380,000
Phenix City Downtown Redevelopment Authority, 1.2400%, 2/1/33	3,790,000	3,790,000
Sacramento Redevelopment Agency Successor Agency, 1.3000%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocably Trust, 1.2400%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 1.2400%, 10/3/22	1,525,000	1,525,000
Total Variable Rate Demand Agency Notes (cost $61,695,000)		61,695,000

Principal Amounts		Value
Repurchase Agreements(a) – 16.1%
Undivided interest of 21.2% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,012,875) with RBC Capital Markets Corp., 1.0300%, dated 9/29/17, maturing 10/2/17 to be repurchased at $31,802,730 collateralized by $146,951,854 in U.S. Government Agencies 2.3457% - 6.0000%, 6/1/18 - 9/20/47 with a value of $153,000,001 (cost $31,800,000)	$31,800,000	$31,800,000
Total Investments (total cost $198,070,127) – 100.0%		198,070,127
Cash, Receivables and Other Assets, net of Liabilities – 0%		35,889
Net Assets – 100%		$198,106,016

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$104,575,127	$-
Variable Rate Demand Agency Notes	-	61,695,000	-
Repurchase Agreements	-	31,800,000	-
Total Assets	$-	$198,070,127	$-

Organization and Significant Accounting Policies

Janus Henderson Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.7%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$12,935,258	$12,935,439
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	873,364	774,960
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	649,574	506,413
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	3,034,977	2,467,637
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,490,030	1,417,149
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	2,044,895	1,604,548
Alternative Loan Trust 2007-22,
ICE LIBOR USD 1 Month + 7.1000%, 5.8628%, 9/25/37¤	6,111,834	1,975,284
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	201,771	126,383
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	4,968,847	4,303,912
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	437,064	432,276
Banc of America Funding 2006-7 Trust,
ICE LIBOR USD 1 Month + 0.6000%, 6.0000%, 9/25/36	1,144,913	1,064,327
Banc of America Funding 2007-2 Trust, 4.8580%, 3/25/37‡	1,266,760	1,251,844
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	29,612	27,598
Bear Stearns ALT-A Trust 2005-4, 3.4183%, 5/25/35‡	2,426,117	2,125,941
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,489,111	2,177,486
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	103,199	100,226
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	8,439,274	8,035,523
Equity One Mortgage Pass-Through Trust 2003-4, 4.6926%, 10/25/34Ç	222,731	213,724
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.6000%, 5.3628%, 6/25/38¤	16,801,774	1,292,745
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7000%, 4.4628%, 2/25/39¤	2,089,555	255,711
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0000%, 4.7628%, 3/25/39¤	25,000,738	2,249,951
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.8128%, 5/25/39¤	18,433,960	1,561,382
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3128%, 5/25/39¤	29,527,466	2,854,453
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9128%, 3/25/40¤	10,766,043	1,304,013
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 4.7500%, 3.5128%, 5/25/40¤	39,800,282	3,163,848
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.7700%, 4.5328%, 6/25/40¤	1,841,980	247,672
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3128%, 7/25/42¤	11,199,853	2,075,466
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9128%, 11/25/42¤	10,537,695	2,169,834
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9128%, 7/25/43¤	23,464,068	3,612,711
Fannie Mae REMICS, ICE LIBOR USD 1 Month + 5.6000%, 4.3628%, 5/25/45¤	30,607,254	4,849,009
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	84,979	86,737
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5000%, 5.2656%, 8/15/35¤	6,189,019	1,040,254
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.8156%, 4/15/39¤	11,328,799	1,069,673
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.0500%, 4.8156%, 5/15/39¤	9,338,206	793,415
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.6500%, 5.4156%, 11/15/40¤	14,342,420	1,432,410
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3156%, 3/15/41¤	460,319	56,090
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.5500%, 5.3156%, 5/15/42¤	6,567,695	1,177,440
Freddie Mac REMICS, ICE LIBOR USD 1 Month + 6.1500%, 4.9156%, 12/15/44¤	14,427,448	2,809,868
Government National Mortgage Association, 3.5000%, 12/20/39¤	18,049,905	1,055,468
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.6000%, 5.3639%, 12/20/39¤	9,780,293	1,120,596
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.9139%, 4/20/43¤	466,585	66,852
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.6500%, 4.4139%, 10/20/45¤	7,741,754	1,075,357
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	701,066	610,720
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	795,403	592,776
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.3974%, 8/25/36‡	1,094,354	1,043,447
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	1,795,351	1,593,584
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	3,281,070	2,823,566
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,726,789	1,399,717
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	6,025,225	5,881,592
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	4,899,016	4,627,093
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,581,637	800,329
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	474,934	462,791
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	216,962	218,590
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	329,184	329,204
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	138,552	137,243
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	715,434	559,944
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	4,978,877	3,554,925
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	1,735,602	1,727,672
Structured Asset Securities Corp Trust 2005-14,
ICE LIBOR USD 1 Month + 0.3000%, 1.5372%, 7/25/35	970,109	802,785
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
3.2803%, 8/25/36‡	2,020,861	1,949,135
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.8501%, 5/25/37‡	6,563,206	5,975,193
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	2,475,657	1,578,024

Shares/Principal/ Contract Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	$9,386,056	$9,313,122
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $132,501,220)		124,943,077
Corporate Bonds – 85.0%
Banking – 24.2%
ABN AMRO Bank NV, ICE LIBOR USD 3 Month + 0.6400%, 1.9436%, 1/18/19 (144A)	4,102,000	4,120,287
ABN AMRO Bank NV, 2.1000%, 1/18/19 (144A)†	16,436,000	16,486,426
AIG Global Funding, ICE LIBOR USD 3 Month + 0.4800%, 1.7807%, 7/2/20 (144A)	5,901,000	5,910,256
Ally Financial Inc, 6.2500%, 12/1/17†	13,878,000	13,957,798
Ally Financial Inc, 3.2500%, 2/13/18†	89,682,000	90,336,679
Ally Financial Inc, 3.6000%, 5/21/18†	69,636,000	70,172,197
Ally Financial Inc, 4.7500%, 9/10/18	17,515,000	17,902,081
Ally Financial Inc, 3.2500%, 11/5/18	2,944,000	2,966,080
Ally Financial Inc, 8.0000%, 12/31/18	8,676,000	9,280,717
Ally Financial Inc, 3.5000%, 1/27/19	4,406,000	4,472,090
Bank of America Corp, 6.8750%, 4/25/18†	15,100,000	15,534,498
Bank of America Corp, 5.6500%, 5/1/18†	54,331,000	55,571,027
Bank of Montreal, 1.7500%, 9/11/19	3,821,000	3,809,605
Barclays Bank PLC, 6.0500%, 12/4/17 (144A)	11,307,000	11,386,327
Barclays PLC, 2.0000%, 3/16/18	2,072,000	2,073,471
Bear Stearns Cos LLC, 7.2500%, 2/1/18	4,156,000	4,233,416
Capital One NA/Mclean VA, 1.6500%, 2/5/18	10,008,000	10,006,589
Citigroup Inc, 1.8500%, 11/24/17	3,698,000	3,700,108
Citigroup Inc, ICE LIBOR USD 3 Month + 0.7000%, 2.0172%, 11/24/17	941,000	941,819
Citigroup Inc, 1.7000%, 4/27/18†	14,724,000	14,722,500
Citigroup Inc, 1.7500%, 5/1/18	5,000,000	5,001,439
Citigroup Inc, 6.1250%, 5/15/18	5,151,000	5,286,549
Deutsche Bank AG/London, 1.8750%, 2/13/18	5,794,000	5,795,110
Deutsche Bank AG/London, ICE LIBOR USD 3 Month + 0.6800%, 1.9891%, 2/13/18	75,000	75,087
Deutsche Bank AG/London, 2.5000%, 2/13/19	7,927,000	7,972,947
Goldman Sachs Group Inc, 2.3750%, 1/22/18	1,818,000	1,822,276
Goldman Sachs Group Inc, 6.1500%, 4/1/18†	16,444,000	16,803,164
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2000%, 2.5111%, 4/30/18	1,056,000	1,062,232
HSBC USA Inc, 1.5000%, 11/13/17	6,978,000	6,979,034
Intesa Sanpaolo SpA, 3.8750%, 1/16/18	2,988,000	3,004,482
JPMorgan Chase & Co, 6.3000%, 4/23/19	676,000	721,276
JPMorgan Chase Bank NA, ICE LIBOR USD 3 Month + 0.4500%, 1.7761%, 9/21/18	4,746,000	4,758,186
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	813,247
Morgan Stanley, 5.9500%, 12/28/17	11,544,000	11,661,467
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.0407%, 1/5/18	1,300,000	1,301,934
Morgan Stanley, 6.6250%, 4/1/18†	27,157,000	27,820,492
Morgan Stanley, 2.1250%, 4/25/18	3,500,000	3,509,910
Morgan Stanley, ICE LIBOR USD 3 Month + 1.2800%, 2.5944%, 4/25/18	2,302,000	2,316,569
Morgan Stanley, 2.2000%, 12/7/18	4,527,000	4,545,080
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.0525%, 7/23/19	215,000	216,443
Sumitomo Mitsui Banking Corp, 1.5000%, 1/18/18	1,152,000	1,152,153
Sumitomo Mitsui Banking Corp,
ICE LIBOR USD 3 Month + 0.6700%, 1.9761%, 10/19/18	11,964,000	12,018,855
SunTrust Banks Inc, 2.3500%, 11/1/18	2,000,000	2,010,148
Toronto-Dominion Bank, 1.6250%, 3/13/18†	45,858,000	45,897,378
Toronto-Dominion Bank, 1.8500%, 9/11/20	3,104,000	3,090,553
		533,219,982
Basic Industry – 4.6%
ArcelorMittal, 6.1250%, 6/1/18	2,338,000	2,399,373
CF Industries Inc, 6.8750%, 5/1/18†	28,760,000	29,550,900
EI du Pont de Nemours & Co,
ICE LIBOR USD 3 Month + 0.5300%, 1.8406%, 5/1/20	4,291,000	4,327,192
Freeport-McMoRan Inc, 2.3000%, 11/14/17	10,852,000	10,848,744
Freeport-McMoRan Inc, 2.3750%, 3/15/18	17,466,000	17,466,000
International Paper Co, 7.9500%, 6/15/18	9,000,000	9,370,141
Monsanto Co, 5.1250%, 4/15/18	3,305,000	3,362,289
Packaging Corp of America, 6.5000%, 3/15/18	4,712,000	4,807,068
Potash Corp of Saskatchewan Inc, 3.2500%, 12/1/17†	17,917,000	17,960,737
VW Credit Inc, 2.7000%, 10/25/17‡	908,000	908,318
		101,000,762
Capital Goods – 3.5%
CNH Industrial Capital LLC, 3.6250%, 4/15/18	10,616,000	10,685,535
CNH Industrial Capital LLC, 3.8750%, 7/16/18†	23,272,000	23,533,810
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	7,846,000	7,895,061
Textron Inc, 5.6000%, 12/1/17†	12,851,000	12,929,234

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
United Technologies Corp, 1.7780%, 5/4/18†,Ç	$21,514,000	$21,524,554
		76,568,194
Communications – 3.0%
AT&T Inc, 1.4000%, 12/1/17	6,106,000	6,105,145
AT&T Inc, 5.5000%, 2/1/18	6,119,000	6,196,093
AT&T Inc, 5.6000%, 5/15/18	1,456,000	1,490,530
AT&T Inc, 2.3750%, 11/27/18	4,906,000	4,934,744
Cablevision Systems Corp, 7.7500%, 4/15/18	18,276,000	18,755,745
DISH DBS Corp, 4.2500%, 4/1/18	16,449,000	16,572,367
Time Warner Cable LLC, 8.7500%, 2/14/19	4,998,000	5,428,590
Vodafone Group PLC, 1.5000%, 2/19/18	2,438,000	2,436,674
Vodafone Group PLC, 4.6250%, 7/15/18	4,694,000	4,798,280
		66,718,168
Consumer Cyclical – 20.8%
Best Buy Co Inc, 5.0000%, 8/1/18	8,676,000	8,895,791
CalAtlantic Group Inc, 8.3750%, 5/15/18	4,520,000	4,700,800
Daimler Finance North America LLC, 1.8750%, 1/11/18 (144A)	5,895,000	5,900,339
Daimler Finance North America LLC, 1.8750%, 1/11/18	705,000	705,638
Daimler Finance North America LLC, 2.3750%, 8/1/18	2,105,000	2,116,478
Dillard's Inc, 6.6250%, 1/15/18	3,578,000	3,618,234
Dillard's Inc, 7.1300%, 8/1/18	6,668,000	6,913,204
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 7/1/19 (144A)†	5,816,000	5,699,680
Ford Motor Credit Co LLC, 1.7240%, 12/6/17†	23,116,000	23,117,618
Ford Motor Credit Co LLC,
ICE LIBOR USD 3 Month + 0.5700%, 1.8861%, 12/6/17†	18,195,000	18,205,172
Ford Motor Credit Co LLC, 2.1450%, 1/9/18†	21,113,083	21,139,474
Ford Motor Credit Co LLC, ICE LIBOR USD 3 Month + 0.9400%, 2.2441%, 1/9/18	5,000,000	5,009,229
Ford Motor Credit Co LLC, 2.3750%, 1/16/18†	13,974,000	14,003,757
Ford Motor Credit Co LLC, 5.0000%, 5/15/18†	86,593,000	88,300,603
Ford Motor Credit Co LLC, 2.2400%, 6/15/18†	39,458,000	39,581,846
Ford Motor Credit Co LLC, 2.8750%, 10/1/18	4,616,000	4,662,312
Ford Motor Credit Co LLC, 2.5510%, 10/5/18†	33,875,000	34,092,789
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	19,946,000	20,169,062
Ford Motor Credit Co LLC, 2.3750%, 3/12/19	19,600,000	19,695,458
General Motors Co, 3.5000%, 10/2/18	9,289,000	9,439,537
General Motors Co, ICE LIBOR USD 3 Month + 0.8000%, 2.1117%, 8/7/20	3,730,000	3,733,361
General Motors Financial Co Inc, 2.4000%, 4/10/18	9,914,000	9,945,568
General Motors Financial Co Inc, 3.2500%, 5/15/18†	37,069,000	37,400,528
General Motors Financial Co Inc, 6.7500%, 6/1/18	6,533,000	6,744,711
Harley-Davidson Financial Services Inc, 1.5500%, 11/17/17 (144A)	813,000	812,854
Harley-Davidson Funding Corp, 6.8000%, 6/15/18 (144A)	310,000	321,078
Hyundai Capital America, 2.8750%, 8/9/18	9,289,000	9,337,174
Hyundai Capital America, 2.4000%, 10/30/18	700,000	702,516
Hyundai Capital America, 2.4000%, 10/30/18 (144A)	500,000	501,797
Lennar Corp, 4.7500%, 12/15/17	723,000	723,000
Lennar Corp, 4.5000%, 11/15/19	299,000	308,718
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	60,200	63,271
Meritage Homes Corp, 4.5000%, 3/1/18	3,907,000	3,926,535
Staples Inc, 3.7500%, 1/12/18	6,917,000	6,927,964
Toll Brothers Finance Corp, 8.9100%, 10/15/17	10,689,000	10,721,388
Toll Brothers Finance Corp, 4.0000%, 12/31/18	7,579,000	7,702,159
Volkswagen Group of America Finance LLC, 1.6000%, 11/20/17 (144A)	4,522,000	4,522,045
Volkswagen Group of America Finance LLC, 1.6500%, 5/22/18 (144A)	2,150,000	2,147,839
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	9,845,000	9,855,244
Volkswagen International Finance NV, 2.1250%, 11/20/18	442,000	442,052
Wesfarmers Ltd, 1.8740%, 3/20/18 (144A)	4,072,000	4,077,041
		456,883,864
Consumer Non-Cyclical – 3.1%
BAT Capital Corp, ICE LIBOR USD 3 Month + 0.5900%, 1.9050%, 8/14/20 (144A)	7,448,000	7,461,378
Biogen Inc, 6.8750%, 3/1/18	7,471,000	7,630,637
General Mills Inc, 6.5900%, 10/15/18†	26,473,000	27,767,528
Kraft Heinz Foods Co, 2.0000%, 7/2/18	2,305,000	2,309,680
Kraft Heinz Foods Co, ICE LIBOR USD 3 Month + 0.5700%, 1.8794%, 2/10/21	5,556,000	5,560,994
Reynolds American Inc, 2.3000%, 6/12/18	9,011,000	9,050,498
Tesco PLC, 5.5000%, 11/15/17 (144A)	4,900,000	4,917,537
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	4,024,000	4,008,870
		68,707,122
Electric – 1.1%
Dominion Energy Inc, 1.6000%, 8/15/19	3,896,000	3,870,457
Hero Asia Investment Ltd, 2.8750%, 10/3/17	6,522,000	6,522,300
New York State Electric & Gas Corp, 6.1500%, 12/15/17 (144A)	2,000,000	2,018,890
Pacific Gas & Electric Co,

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Electric – (continued)
ICE LIBOR USD 3 Month + 0.2000%, 1.5178%, 11/30/17	$129,000	$128,989
PPL UK Distribution Holdings Ltd / Western Power Distribution Ltd,
7.2500%, 12/15/17 (144A)	364,000	366,007
Southern Power Co, 1.8500%, 12/1/17†	8,297,000	8,300,212
Talen Energy Supply LLC, 6.5000%, 5/1/18	4,000,000	4,040,000
		25,246,855
Energy – 2.9%
Anadarko Holding Co, 7.0500%, 5/15/18	3,706,000	3,814,816
Boardwalk Pipelines LP, 5.2000%, 6/1/18	3,803,000	3,863,896
Columbia Pipeline Group Inc, 2.4500%, 6/1/18	587,000	589,013
DCP Midstream Operating LP, 2.5000%, 12/1/17	2,031,000	2,031,203
Energy Transfer LP, 2.5000%, 6/15/18	3,380,000	3,393,236
Enterprise Products Operating LLC, 6.6500%, 4/15/18	4,621,000	4,740,961
EQT Corp, 6.5000%, 4/1/18	3,354,000	3,424,945
Kinder Morgan Inc/DE, 7.2500%, 6/1/18	830,000	859,225
Marathon Petroleum Corp, 2.7000%, 12/14/18	4,137,000	4,165,167
Nabors Industries Inc, 6.1500%, 2/15/18	3,556,000	3,611,118
Northwest Pipeline LLC, 6.0500%, 6/15/18	1,106,000	1,138,617
NuStar Logistics LP, 7.6500%, 4/15/18	1,910,000	1,967,300
ONEOK Partners LP, 3.2000%, 9/15/18	5,100,000	5,161,067
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	831,000	859,317
Plains All American Pipeline LP / PAA Finance Corp, 6.5000%, 5/1/18	11,118,000	11,385,712
Rockies Express Pipeline LLC, 6.0000%, 1/15/19 (144A)	5,027,000	5,202,945
Spectra Energy Partners LP, 2.9500%, 9/25/18	1,875,000	1,894,126
TechnipFMC PLC, 2.0000%, 10/1/17 (144A)	3,888,000	3,888,000
Transcontinental Gas Pipe Line Co LLC, 6.0500%, 6/15/18	1,252,000	1,286,077
		63,276,741
Finance Companies – 1.9%
Aircastle Ltd, 4.6250%, 12/15/18	13,356,000	13,706,595
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	10,074,000	10,165,860
Aviation Capital Group Corp, 2.8750%, 9/17/18	2,879,000	2,903,450
Aviation Capital Group Corp, 2.8750%, 9/17/18 (144A)	493,000	497,187
GATX Corp, 2.3750%, 7/30/18	619,000	621,366
International Lease Finance Corp, 3.8750%, 4/15/18	7,095,000	7,173,594
International Lease Finance Corp, 7.1250%, 9/1/18 (144A)	6,000,000	6,282,100
		41,350,152
Financial Institutions – 0.4%
LeasePlan Corp NV, 3.0000%, 10/23/17 (144A)	525,000	525,327
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	404,000	404,499
LeasePlan Corp NV, 2.5000%, 5/16/18	200,000	200,247
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,120,000	8,138,127
		9,268,200
Insurance – 1.4%
Aetna Inc, 1.5000%, 11/15/17	2,848,000	2,847,630
Aetna Inc, ICE LIBOR USD 3 Month + 0.6500%, 1.9672%, 12/8/17†	19,436,000	19,456,756
American International Group Inc, 5.8500%, 1/16/18	5,339,000	5,399,801
Fairfax Financial Holdings Ltd, 7.3750%, 4/15/18	1,473,000	1,511,317
Humana Inc, 6.3000%, 8/1/18	1,660,000	1,721,648
QBE Insurance Group Ltd, 2.4000%, 5/1/18 (144A)	200,000	200,217
		31,137,369
Owned No Guarantee – 1.6%
Agricultural Bank of China Ltd, 2.1250%, 10/20/18	455,000	454,614
Harvest Operations Corp, 2.1250%, 5/14/18 (144A)†	14,968,000	14,953,566
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	8,164,000	8,186,073
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18	2,252,000	2,258,089
Korea Gas Corp, 2.8750%, 7/29/18 (144A)	500,000	502,143
Korea Gas Corp, 2.8750%, 7/29/18	300,000	301,286
Korea Hydro & Nuclear Power Co Ltd, 2.8750%, 10/2/18 (144A)	200,000	201,126
Petroleos Mexicanos, ICE LIBOR USD 3 Month + 2.0200%, 3.3236%, 7/18/18	1,485,000	1,499,523
Petroleos Mexicanos, 5.5000%, 2/4/19	5,723,000	5,963,366
		34,319,786
Real Estate Investment Trusts (REITs) – 0.8%
Brandywine Operating Partnership LP, 4.9500%, 4/15/18†	16,430,000	16,651,492
IRSA Propiedades Comerciales SA, 5.0000%, 9/14/20	741,503	747,991
Mack-Cali Realty LP, 2.5000%, 12/15/17	67,000	67,035
		17,466,518
Technology – 13.6%
Dell Inc, 5.6500%, 4/15/18†	17,670,000	17,957,137
Dun & Bradstreet Corp, 3.5000%, 12/1/17†	15,219,000	15,249,095
EMC Corp, 1.8750%, 6/1/18†	105,942,000	105,361,174
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	16,459,000	16,650,734
Hewlett Packard Enterprise Co, 2.8500%, 10/5/18†	51,652,000	52,166,755
Hewlett Packard Enterprise Co, 2.1000%, 10/4/19 (144A)	3,691,000	3,691,801

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Jabil Inc, 8.2500%, 3/15/18	$12,434,000	$12,738,011
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000	4,168,686
NXP BV / NXP Funding LLC, 3.7500%, 6/1/18 (144A)†	31,955,000	32,274,550
Pitney Bowes Inc, 4.7500%, 5/15/18	9,617,000	9,737,513
Seagate HDD Cayman, 3.7500%, 11/15/18†	25,002,000	25,439,285
Xerox Corp, 6.3500%, 5/15/18	2,628,000	2,695,789
		298,130,530
Transportation – 2.1%
American Airlines Group Inc, 6.1250%, 6/1/18†	24,277,000	24,866,931
Asciano Finance Ltd, 5.0000%, 4/7/18 (144A)	2,600,000	2,636,465
Continental Airlines 2012-3 Class C Pass Through Trust, 6.1250%, 4/29/18	457,000	466,711
Ryder System Inc, 2.5000%, 3/1/18	3,521,000	3,530,874
United Continental Holdings Inc, 6.3750%, 6/1/18	8,481,000	8,688,785
US Airways 2012-2 Class C Pass Through Trust, 5.4500%, 6/3/18	5,393,000	5,480,367
		45,670,133
Total Corporate Bonds (cost $1,867,732,537)		1,868,964,376
Foreign Government Bonds – 4.4%
Argentina Treasury Bill, 0%, 10/13/17◊	3,848,000	3,844,795
Argentina Treasury Bill, 0%, 10/27/17◊	1,452,680	1,449,780
Argentina Treasury Bill, 0%, 11/10/17◊	9,544,000	9,514,662
Argentina Treasury Bill, 0%, 12/15/17◊	10,809,000	10,744,297
Argentina Treasury Bill, 0%, 1/12/18◊	12,151,000	12,049,114
Argentina Treasury Bill, 0%, 2/9/18◊	6,176,000	6,108,651
Argentina Treasury Bill, 0%, 2/23/18◊	10,789,000	10,653,576
Argentina Treasury Bill, 0%, 3/16/18◊	7,247,906	7,143,123
Argentina Treasury Bill, 0%, 6/15/18◊	1,204,000	1,176,566
Argentine Republic Government International Bond, 6.2500%, 4/22/19	13,800,000	14,524,500
Empresa Provincial de Energia de Cordoba, 7.0000%, 8/17/22	3,750,000	3,806,250
Korea Development Bank, 1.5000%, 1/22/18	4,136,000	4,129,282
Korea Development Bank, ICE LIBOR USD 3 Month + 0.7250%, 2.0271%, 7/6/22	5,901,000	5,905,146
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	4,477,000	4,624,741
Total Foreign Government Bonds (cost $94,843,328)		95,674,483
Common Stocks – 2.2%
Communications Equipment – 0.1%
Brocade Communications Systems Inc	.122,411	1,462,811
Media – 2.1%
Time Warner Inc	457,512	46,872,104
Total Common Stocks (cost $48,124,540)		48,334,915
Rights – 0%
Capital Markets – 0%
Reaves Utility Income Fund* (cost $147,861)	404,987	150,534
Investment Companies – 1.9%
Closed-End Funds – 0.9%
Duff & Phelps Global Utility Income Fund Inc	149,957	2,433,802
Nuveen Build America Bond Fund	391,108	8,397,089
Nuveen Build America Bond Opportunity Fund	216,132	4,761,388
Nuveen Preferred Income Opportunities Fund	394,400	4,168,808
		19,761,087
Exchange-Traded Funds (ETFs) – 1.0%
iShares US Preferred Stock	567,860	22,038,647
Total Investment Companies (cost $42,087,387)		41,799,734
Commercial Paper – 0.6%
VW Credit Inc, 0%, 10/2/17 (144A)◊	$10,000,000	9,998,787
VW Credit Inc, 0%, 10/2/17 (144A)◊	2,500,000	2,499,719
VW Credit Inc, 0%, 10/2/17 (144A)◊	475,000	474,947
Total Commercial Paper (cost $12,973,625)		12,973,453
Exchange-Traded Purchased Options – Calls – 0%
Gold Future,
Notional amount $56,403,600, premiums paid $5,680, unrealized depreciation $(1,280), exercise price $1550.00, expires 10/26/17*	.440	4,400
US Long Bond Future,
Notional amount $112,775,625, premiums paid $13,022, unrealized depreciation $(13,022), exercise price $168.00, expires 10/27/17*	738	0
US Long Bond Future,
Notional amount $112,775,625, premiums paid $13,022, unrealized depreciation $(13,022), exercise price $169.00, expires 10/27/17*	738	0
US Long Bond Future,
Notional amount $56,387,813, premiums paid $6,511, unrealized depreciation $(745), exercise price $165.00, expires 10/27/17*	369	5,766
Total Exchange-Traded Purchased Options – Calls (premiums paid $38,235, unrealized depreciation $(28,069))		10,166

Shares/Principal/ Contract Amounts		Value
Exchange-Traded Purchased Options – Puts – 0%
10-Year US Treasury Note Future,
Notional amount $369,922,500, premiums paid $52,088, unrealized depreciation $(5,963), exercise price $121.50, expires 10/27/17*	.2,952	$46,125
10-Year US Treasury Note Future,
Notional amount $184,961,250, premiums paid $26,044, unrealized depreciation $(2,981), exercise price $122.00, expires 10/27/17*	1,476	23,063
Gold Future,
Notional amount $56,403,600, premiums paid $5,680, unrealized depreciation $(1,280), exercise price $1100.00, expires 10/26/17*	440	4,400
US Long Bond Future,
Notional amount $281,939,062, premiums paid $32,555, unrealized depreciation $(3,727), exercise price $141.00, expires 10/27/17*	1,845	28,828
Total Exchange-Traded Purchased Options – Puts (premiums paid $116,367, unrealized depreciation $(13,951))		102,416
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
Citibank NA:
MXN Currency,
Notional amount $334,466,942, premiums paid $21,274, unrealized depreciation $(21,274), exercise price $20.50, expires 10/5/17* (premiums paid $21,274)	334,466,942	0
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Citibank NA:
MXN Currency,
Notional amount $243,458,449, premiums paid $12,173, unrealized depreciation $(12,173), exercise price $16.50, expires 10/5/17* (premiums paid $12,173)	243,458,449	0
JPMorgan Chase & Co.:
MXN Currency,
Notional amount $40,725,725, premiums paid $4,073, unrealized depreciation $(4,073), exercise price $16.85, expires 10/5/17* (premiums paid $4,073)	40,725,725	0
OTC Purchased Credit Default Swaptions – Calls – Sell Protection – 0%
Counterparty/Reference Asset
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $182,017,000, premiums paid $18,202, unrealized depreciation $(16,389), exercise price $109.50, expires 10/18/17	182,017,000	1,813
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $163,225,000, premiums paid $16,323, unrealized depreciation $(14,697), exercise price $109.50, expires 10/18/17	163,225,000	1,626
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $162,876,000, premiums paid $2,850, unrealized depreciation $(2,770), exercise price $110.00, expires 10/18/17	162,876,000	80
Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly,
Notional amount $40,722,000, premiums paid $1,018, unrealized depreciation $(998), exercise price $110.00, expires 10/18/17	40,722,000	20
Total OTC Purchased Credit Default Swaptions – Calls – Sell Protection (premiums paid $38,393)		3,539
Total Investments (total cost $2,198,641,013) – 99.8%		2,192,956,693
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		5,157,226
Net Assets – 100%		$2,198,113,919

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,791,169,655	81.7%
Argentina	86,388,046	3.9
Canada	72,269,590	3.3
Netherlands	62,149,463	2.8
United Kingdom	47,191,419	2.2
Germany	40,007,726	1.8
South Korea	25,992,549	1.2
China	17,421,076	0.8
Japan	13,171,008	0.6
Cayman Islands	9,998,787	0.5
Mexico	7,462,889	0.3
Australia	6,913,723	0.3
Israel	4,008,870	0.2
Italy	3,004,482	0.1
Ireland	2,499,719	0.1
Luxembourg	2,399,373	0.1

Switzerland	908,318	0.1

Total	$2,192,956,693	100.0%

Schedule of Exchange-Traded Purchased Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Purchased Call Options:
Euro-Bund Future	738	167.50	EUR	10/27/17	$140,427,314	$(919)	$-
Euro-Bund Future	1,476	169.00	EUR	10/27/17	280,854,627	(1,861)	-
Total Purchased Call Options						(2,780)	-
Purchased Put Options:
Euro-Bund Future	738	155.00	EUR	10/27/17	140,427,314	(927)	-
Total						$(3,707)	$-

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Gold Future	440	1,320.00	USD	10/26/17	$56,403,600	$231,849	$69,049	$(162,800)
US Long Bond Future	369	154.00	USD	10/27/17	56,387,813	224,114	(46,870)	(270,984)
US Long Bond Future	1,476	156.00	USD	10/27/17	225,551,250	803,468	388,343	(415,125)
Total - Written Call Options						1,259,431	410,522	(848,909)
Written Put Options:
10-Year US Treasury Note Future	738	124.00	USD	10/27/17	92,480,625	77,314	(14,936)	(92,250)
10-Year US Treasury Note Future	1,476	125.00	USD	10/27/17	184,961,250	296,831	(279,731)	(576,562)
10-Year US Treasury Note Future	2,214	124.50	USD	10/27/17	277,441,875	383,762	(100,551)	(484,313)
Gold Future	440	1,260.00	USD	10/26/17	56,403,600	182,613	(15,387)	(198,000)
US Long Bond Future	1,107	152.00	USD	10/27/17	169,163,437	693,490	(292,432)	(985,922)
Total - Written Put Options						1,634,010	(703,037)	(2,337,047)
Total – Exchange-Traded Written Options						$2,893,441	$(292,515)	$(3,185,956)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	2,214	163.00	EUR	10/27/17	$421,281,941	$95,884	$98,664
Written Put Options:
Euro-Bund Future	738	160.00	EUR	10/27/17	140,427,314	(165,451)	(164,524)
Total						$(69,567)	$(65,860)

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Citibank NA:

MXN Currency	243,458,449	18.50	MXN	10/5/17	$243,458,449	$600,196	$325,818	$(274,378)
MXN Currency	91,008,493	18.25	MXN	10/5/17	91,008,493	120,131	(308,610)	(428,741)
Total - Written Call Options						720,327	17,208	(703,119)

Written Put Options:

Citibank NA:

MXN Currency	243,458,449	17.50	MXN	10/5/17	243,458,449	600,196	597,518	(2,678)

JPMorgan Chase & Co.:

MXN Currency	40,725,725	17.75	MXN	10/5/17	40,725,725	51,722	47,364	(4,358)
Total - Written Put Options						651,918	644,882	(7,036)
Total OTC Written Options						$1,372,245	$662,090	$(710,155)

Schedule of OTC Written Credit Default Swaptions
Counterparty/ Reference Asset	Description	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Put Swaptions - Sell Protection:
Bank of America:
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.50	USD	10/18/17	$182,017,000	$200,219	$(231,347)	$(431,566)
Citigroup Global Markets:
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.50	USD	10/18/17	163,225,000	126,500	(260,510)	(387,010)
Morgan Stanley:
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.50	USD	10/18/17	122,146,000	80,411	(209,200)	(289,611)
CDX NA.HY.28	Credit Default Swap, maturing 6/20/22, fixed rate 5%, payment frequency: quarterly	107.75	USD	10/18/17	81,452,000	17,513	(96,310)	(113,823)
						97,924	(305,510)	(403,434)
Total OTC Written Credit Default Swaptions						$424,643	$(797,367)	$(1,222,010)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Credit default swaps, long	$ 8,857,919
Credit default swaps, short	(12,509,473)
Forward currency contracts, purchased	20,029,466
Forward currency contracts, sold	29,928,177
Futures contracts, purchased	189,863,276
Futures contracts, sold	195,135,751
Purchased options contracts, call	43,803
Purchased options contracts, put	53,153
Purchased swaption contracts, call	49,386
Purchased swaption contracts, put	20,044
Written options contracts, call	2,092,184
Written options contracts, put	1,410,386
Written swaption contracts, call	1,610,612
Written swaption contracts, put	479,175

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $211,522,160, which represents 9.6% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $1,023,054,461.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$124,943,077	$-
Corporate Bonds	-	1,868,964,376	-
Foreign Government Bonds	-	95,674,483	-
Common Stocks	48,334,915	-	-
Rights	150,534	-	-
Investment Companies	41,799,734	-	-
Commercial Paper	-	12,973,453	-
Exchange Traded Purchased Options – Calls	10,166	-	-
Exchange Traded Purchased Options – Puts	102,416	-	-
OTC Purchased Options – Calls	-	0	-
OTC Purchased Options – Puts	-	0	-
OTC Purchased Credit Default Swaptions – Calls – Sell Protection	-	3,539	-
Total Investments in Securities	$90,397,765	$2,102,558,928	$-
Other Financial Instruments(a):
Variation Margin Receivable	98,664	-	-
Total Assets	$90,496,429	$2,102,558,928	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$3,896,111	$-
Swaptions Written, at Value	-	1,222,010	-
Variation Margin Payable	164,524	-	-
Total Liabilities	$164,524	$5,118,121	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Global Unconstrained Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest, directly or indirectly, in various commodity-linked investments that provide exposure to the commodities markets. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

There were no forward currency contracts held at September 30, 2017.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

There were no futures held at September 30, 2017.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on bond futures in order to increase interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased put options on bond futures in order to reduce interest rate risk exposure where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund purchased call and put options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the period, the Fund purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Fund purchased call options on various equity index futures for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased credit default receiver swaptions (call) and sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund purchased credit default payer swaptions (put) and bought protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at September 30, 2017.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson High-Yield Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.7%
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	$11,175,000	$10,936,984
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	6,089,194	6,104,034
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	5,456,308	5,202,920
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	9,786,404	8,863,782
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.9314%, 6/10/27 (144A)‡	11,037,000	10,422,798
S-Jets 2017-1 Ltd, 5.6820%, 8/15/42 (144A)	2,519,922	2,517,341
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	12,534,249	11,797,753
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $55,961,050)		55,845,612
Bank Loans and Mezzanine Loans – 5.1%
Asset-Backed Securities – 0.7%
Cosmo Junior Mezz Note A4, 9.8270%, 10/9/17 (144A)Ø	13,610,000	13,610,000
Basic Industry – 1.3%
Blackhawk Mining LLC, ICE LIBOR USD + 9.5000%, 10.7800%, 2/17/22	15,851,648	14,509,964
Oxbow Energy Solutions LLC, ICE LIBOR USD + 7.0000%, 8.2350%, 1/17/20	12,110,000	12,125,137
		26,635,101
Capital Goods – 0.2%
Ozark Holdings Inc, ICE LIBOR USD + 4.7500%, 4.9850%, 7/3/23	4,478,382	4,509,193
Consumer Cyclical – 0.9%
Casablanca US Holdings Inc, ICE LIBOR USD + 9.0000%, 10.3111%, 3/31/25	9,931,000	9,986,912
PF Chang's China Bistro Inc, ICE LIBOR USD + 5.0000%, 6.2372%, 9/1/22	8,906,000	8,460,700
		18,447,612
Consumer Non-Cyclical – 1.1%
Moran Foods LLC, ICE LIBOR USD + 6.0000%, 7.2350%, 12/5/23	9,884,308	9,044,141
Serta Simmons Bedding LLC, ICE LIBOR USD + 8.0000%, 9.3119%, 11/8/24	14,400,437	13,815,492
		22,859,633
Energy – 0.6%
Chesapeake Energy Corp, ICE LIBOR USD + 7.5000%, 8.8144%, 8/23/21(a)	10,122,000	10,896,940
Chief Exploration & Development LLC,
ICE LIBOR USD + 6.5000%, 7.9586%, 5/16/21	2,150,000	2,098,938
		12,995,878
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, ICE LIBOR USD + 8.2500%, 9.5611%, 11/4/22	622,298	622,298
Technology – 0.3%
Almonde Inc, ICE LIBOR USD + 7.2500%, 8.5669%, 6/13/25	4,881,000	4,959,438
Total Bank Loans and Mezzanine Loans (cost $105,899,517)		104,639,153
Corporate Bonds – 86.8%
Basic Industry – 6.4%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	9,987,000	10,636,155
Allegheny Technologies Inc, 9.3750%, 6/1/19	6,741,000	7,364,542
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,489,000	2,538,780
Allegheny Technologies Inc, 7.8750%, 8/15/23	9,582,000	10,384,492
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp,
7.5000%, 5/1/25 (144A)	10,417,000	10,807,637
ArcelorMittal, 7.5000%, 10/15/39	12,474,000	14,968,800
CF Industries Inc, 4.9500%, 6/1/43	9,961,000	9,238,827
CF Industries Inc, 5.3750%, 3/15/44	4,682,000	4,471,310
Constellium NV, 6.6250%, 3/1/25 (144A)	4,825,000	4,939,594
Ferroglobe PLC / Globe Specialty Metals Inc, 9.3750%, 3/1/22 (144A)	8,020,000	8,591,425
First Quantum Minerals Ltd, 7.2500%, 5/15/22 (144A)	5,252,000	5,402,995
First Quantum Minerals Ltd, 7.2500%, 4/1/23 (144A)	5,176,000	5,331,280
HB Fuller Co, 4.0000%, 2/15/27	1,356,000	1,295,125
Hudbay Minerals Inc, 7.6250%, 1/15/25 (144A)	5,545,000	6,002,573
Kissner Holdings LP / Kissner Milling Co Ltd / BSC Holding Inc / Kissner USA,
8.3750%, 12/1/22 (144A)	5,280,000	5,332,800
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	9,939,000	10,833,510
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	9,855,000	10,212,244
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,951,000	3,386,273
		131,738,362
Capital Goods – 7.0%
Arconic Inc, 5.9500%, 2/1/37	9,778,000	10,368,952
ARD Finance SA, 7.1250%, 9/15/23	12,011,000	12,821,742
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	11,640,000	12,767,567
Ball Corp, 5.2500%, 7/1/25	7,245,000	7,953,199
Engility Corp, 8.8750%, 9/1/24	13,367,000	14,670,282
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	8,103,000	8,761,369

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Herc Rentals Inc, 7.7500%, 6/1/24 (144A)	$5,300,000	$5,750,500
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)	2,240,000	2,402,400
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
7.0000%, 7/15/24 (144A)	9,540,000	10,160,100
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,192,000	6,548,040
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,577,000	15,274,125
Summit Materials LLC / Summit Materials Finance Corp,
5.1250%, 6/1/25 (144A)	4,833,000	4,979,923
TransDigm Inc, 6.5000%, 7/15/24	4,952,000	5,112,940
TransDigm Inc, 6.3750%, 6/15/26	9,966,000	10,208,971
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	15,314,000	17,266,535
		145,046,645
Communications – 16.3%
Altice Financing SA, 6.6250%, 2/15/23 (144A)†	18,193,000	19,284,580
Altice Finco SA, 7.6250%, 2/15/25 (144A)	14,572,000	15,373,460
Altice Luxembourg SA, 7.6250%, 2/15/25 (144A)	4,961,000	5,351,679
Block Communications Inc, 6.8750%, 2/15/25 (144A)	10,667,000	11,576,895
Cablevision Systems Corp, 5.8750%, 9/15/22	12,420,000	12,854,700
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	4,848,000	5,024,322
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	16,513,000	16,740,054
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	10,400,000	10,400,000
CenturyLink Inc, 7.5000%, 4/1/24	19,205,000	19,881,208
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,356,000	10,338,380
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	20,379,000	20,990,370
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	8,284,000	9,557,665
DISH DBS Corp, 7.7500%, 7/1/26	4,451,000	5,107,523
GTT Communications Inc, 7.8750%, 12/31/24 (144A)	9,439,000	10,028,937
Intelsat Jackson Holdings SA, 5.5000%, 8/1/23	8,113,000	6,875,768
Intelsat Jackson Holdings SA, 8.0000%, 2/15/24 (144A)	4,896,000	5,263,200
Lions Gate Entertainment Corp, 5.8750%, 11/1/24 (144A)	10,419,000	10,939,950
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.8750%, 5/15/24 (144A)	11,454,000	11,296,507
Netflix Inc, 5.7500%, 3/1/24	2,509,000	2,734,810
Netflix Inc, 4.3750%, 11/15/26 (144A)	2,557,000	2,565,796
Nexstar Broadcasting Inc, 5.6250%, 8/1/24 (144A)†	7,402,000	7,661,070
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	3,310,000	3,442,400
SFR Group SA, 6.2500%, 5/15/24 (144A)	5,108,000	5,394,048
SFR Group SA, 7.3750%, 5/1/26 (144A)	23,378,000	25,189,795
Sprint Communications Inc, 6.0000%, 11/15/22	7,222,000	7,779,538
Sprint Corp, 7.1250%, 6/15/24	27,557,000	31,001,625
T-Mobile USA Inc, 6.0000%, 3/1/23	5,602,000	5,903,108
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	10,367,000	10,522,505
UPCB Finance IV Ltd, 5.3750%, 1/15/25 (144A)	11,314,000	11,766,560
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	15,162,000	16,071,720
		336,918,173
Consumer Cyclical – 18.2%
AMC Entertainment Holdings Inc, 5.8750%, 11/15/26	5,998,000	5,893,035
AMC Entertainment Holdings Inc, 6.1250%, 5/15/27	4,122,000	4,070,475
American Axle & Manufacturing Inc, 6.2500%, 4/1/25 (144A)	10,763,000	10,978,260
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)	10,643,000	11,098,520
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	3,455,000	3,524,100
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,123,000	5,078,174
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.0000%, 10/1/20	13,854,000	14,165,715
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 11.0000%, 10/1/21	5,501,000	5,851,689
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	4,180,000	4,321,577
Century Communities Inc, 6.8750%, 5/15/22	19,671,000	20,772,576
Century Communities Inc, 5.8750%, 7/15/25 (144A)	9,782,000	9,830,910
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	2,992,000	3,171,520
Delphi Jersey Holdings PLC, 5.0000%, 10/1/25 (144A)	8,860,000	9,015,050
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	30,603,000	31,137,117
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)†	20,692,000	21,778,330
International Game Technology PLC, 6.5000%, 2/15/25 (144A)†	5,204,000	5,847,995
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	7,184,000	7,534,220
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	14,580,000	15,928,650
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	17,390,000	18,737,725
JC Penney Corp Inc, 8.1250%, 10/1/19	2,388,000	2,549,190
JC Penney Corp Inc, 5.8750%, 7/1/23 (144A)	10,391,000	10,494,910
Landry's Inc, 6.7500%, 10/15/24 (144A)†	19,686,000	19,907,467
M/I Homes Inc, 5.6250%, 8/1/25 (144A)	6,323,000	6,457,364
Men's Wearhouse Inc, 7.0000%, 7/1/22	13,880,000	13,220,700
Meritage Homes Corp, 5.1250%, 6/6/27	3,847,000	3,856,618

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc,
7.8750%, 10/1/22 (144A)	$4,944,000	$5,005,800
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)	19,965,000	21,337,594
New Home Co Inc, 7.2500%, 4/1/22	4,428,000	4,571,910
Performance Food Group Inc, 5.5000%, 6/1/24 (144A)	5,139,000	5,306,018
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	17,980,000	17,575,450
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	14,622,000	15,206,880
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	19,957,000	19,408,182
Staples Inc, 8.5000%, 9/15/25 (144A)	9,771,000	9,502,297
Station Casinos LLC, 7.5000%, 3/1/21†	3,664,000	3,801,400
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	10,317,000	9,981,697
		376,919,115
Consumer Non-Cyclical – 13.4%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	11,414,000	10,985,975
Avantor Inc, 6.0000%, 10/1/24 (144A)	3,373,000	3,453,109
CHS/Community Health Systems Inc, 8.0000%, 11/15/19	6,260,000	6,095,675
CHS/Community Health Systems Inc, 6.8750%, 2/1/22	1,248,000	979,680
CHS/Community Health Systems Inc, 6.2500%, 3/31/23	8,552,000	8,445,100
DaVita Inc, 5.0000%, 5/1/25	4,738,000	4,672,853
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)†	20,585,000	22,257,531
HCA Inc, 5.3750%, 2/1/25	19,676,000	20,733,585
HCA Inc, 4.5000%, 2/15/27	2,002,000	2,047,045
HCA Inc, 5.5000%, 6/15/47	1,513,000	1,567,846
Jazz Investments I Ltd, 1.8750%, 8/15/21	14,088,000	14,836,425
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	16,157,000	16,096,411
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	13,050,000	14,028,750
Pilgrim's Pride Corp, 5.7500%, 3/15/25 (144A)	7,057,000	7,286,353
Pilgrim's Pride Corp, 5.8750%, 9/30/27 (144A)	2,850,000	2,921,250
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	14,621,000	14,593,586
Post Holdings Inc, 5.7500%, 3/1/27 (144A)	5,617,000	5,785,510
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)	14,410,000	15,289,010
SUPERVALU Inc, 6.7500%, 6/1/21	8,011,000	7,590,422
Surgery Center Holdings Inc, 8.8750%, 4/15/21 (144A)§	9,922,000	10,418,100
Tenet Healthcare Corp, 8.1250%, 4/1/22	7,459,000	7,589,532
Tenet Healthcare Corp, 6.7500%, 6/15/23	7,287,000	6,986,411
Universal Hospital Services Inc, 7.6250%, 8/15/20	13,652,000	13,822,650
Valeant Pharmaceuticals International, 6.3750%, 10/15/20 (144A)	22,297,000	22,317,959
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)	15,284,000	14,901,900
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	13,370,000	11,732,175
West Street Merger Sub Inc, 6.3750%, 9/1/25 (144A)	10,295,000	10,243,525
		277,678,368
Electric – 1.5%
Calpine Corp, 5.3750%, 1/15/23	5,273,000	5,135,375
Calpine Corp, 5.5000%, 2/1/24	5,331,000	5,077,778
Calpine Corp, 5.7500%, 1/15/25	5,473,000	5,165,144
Dynegy Inc, 7.3750%, 11/1/22	5,266,000	5,502,970
NRG Energy Inc, 6.2500%, 7/15/22	9,788,000	10,277,400
		31,158,667
Energy – 13.1%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp,
7.8750%, 12/15/24 (144A)	4,645,000	5,016,600
Bristow Group Inc, 6.2500%, 10/15/22	12,181,000	8,516,346
Cenovus Energy Inc, 4.2500%, 4/15/27 (144A)	5,249,000	5,202,124
Cenovus Energy Inc, 5.2500%, 6/15/37 (144A)	2,624,000	2,602,775
Cenovus Energy Inc, 5.4000%, 6/15/47 (144A)	2,684,000	2,690,037
Cheniere Corpus Christi Holdings LLC, 5.1250%, 6/30/27 (144A)	6,330,000	6,535,725
Chesapeake Energy Corp, 5.7500%, 3/15/23	8,343,000	7,696,417
Chesapeake Energy Corp, 8.0000%, 1/15/25 (144A)	5,247,000	5,299,470
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	6,959,000	6,384,883
Diamond Offshore Drilling Inc, 7.8750%, 8/15/25	3,400,000	3,595,500
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	16,410,000	16,984,350
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	8,913,000	9,581,475
Energy Transfer Equity LP, 5.8750%, 1/15/24	5,391,000	5,788,586
Ensco PLC, 5.7500%, 10/1/44	8,749,000	6,277,408
Genesis Energy LP / Genesis Energy Finance Corp, 6.5000%, 10/1/25	10,315,000	10,198,956
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	15,722,000	15,820,262
HollyFrontier Corp, 5.8750%, 4/1/26	9,956,000	10,831,693
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	16,173,000	13,221,427
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23	5,601,000	5,572,995
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	9,153,000	8,512,290
Noble Holding International Ltd, 4.6250%, 3/1/21	2,663,000	2,449,960
Noble Holding International Ltd, 3.9500%, 3/15/22	5,638,000	4,623,160
Noble Holding International Ltd, 7.7500%, 1/15/24	4,384,000	3,890,800

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Noble Holding International Ltd, 8.7000%, 4/1/45	$1,672,000	$1,387,760
PBF Holding Co LLC / PBF Finance Corp, 7.0000%, 11/15/23	1,713,000	1,764,390
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25 (144A)	10,677,000	10,917,232
Plains All American Pipeline LP / PAA Finance Corp, 4.9000%, 2/15/45	5,618,000	5,220,049
Rice Energy Inc, 6.2500%, 5/1/22	6,448,000	6,738,160
SESI LLC, 7.1250%, 12/15/21	8,924,000	9,102,480
SESI LLC, 7.7500%, 9/15/24 (144A)	5,159,000	5,339,565
Seven Generations Energy Ltd, 5.3750%, 9/30/25 (144A)	7,123,000	7,176,423
SM Energy Co, 6.5000%, 11/15/21	2,259,000	2,281,590
SM Energy Co, 6.5000%, 1/1/23	14,642,000	14,751,815
SM Energy Co, 5.6250%, 6/1/25	1,829,000	1,737,550
Southwestern Energy Co, 7.7500%, 10/1/27	7,242,000	7,513,575
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.5000%, 6/1/24	3,016,000	3,031,080
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.8750%, 3/1/27	7,473,000	7,398,270
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	8,197,000	8,709,312
Weatherford International Ltd, 7.0000%, 3/15/38	7,064,000	6,286,960
Weatherford International Ltd, 6.7500%, 9/15/40	3,988,000	3,499,470
		270,148,920
Equity Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,558,000	4,122,833
Finance Companies – 2.0%
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	15,062,000	15,647,535
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	11,212,000	11,772,600
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	7,536,000	7,912,800
Topaz Marine SA, 9.1250%, 7/26/22 (144A)	5,190,000	5,193,893
		40,526,828
Financial Institutions – 1.0%
Kennedy-Wilson Inc, 5.8750%, 4/1/24†	20,477,000	21,091,310
Industrial – 1.7%
Booz Allen Hamilton Inc, 5.1250%, 5/1/25 (144A)	3,009,000	3,039,090
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	8,635,000	8,958,812
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,310,000	5,668,425
Howard Hughes Corp, 5.3750%, 3/15/25 (144A)	11,141,000	11,363,820
Park-Ohio Industries Inc, 6.6250%, 4/15/27	6,286,000	6,773,165
		35,803,312
Insurance – 0.5%
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	10,337,000	10,181,945
Technology – 4.4%
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	6,024,000	6,264,960
Blackboard Inc, 9.7500%, 10/15/21 (144A)	22,276,000	19,881,330
CommScope Technologies LLC, 6.0000%, 6/15/25 (144A)	4,739,000	5,064,806
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24	9,893,000	10,585,510
First Data Corp, 7.0000%, 12/1/23 (144A)	7,603,000	8,118,483
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	4,818,000	5,040,833
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	9,508,000	10,221,100
ON Semiconductor Corp, 1.6250%, 10/15/23 (144A)	5,374,000	6,240,558
Seagate HDD Cayman, 4.8750%, 6/1/27	8,599,000	8,104,875
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,485,000	10,445,356
		89,967,811
Transportation – 1.1%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	9,605,000	7,635,975
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	13,938,000	14,460,675
		22,096,650
Total Corporate Bonds (cost $1,746,465,323)		1,793,398,939
Common Stocks – 0.5%
Containers & Packaging – 0.1%
Ardagh Group SA	.122,920	2,631,717
Semiconductor & Semiconductor Equipment – 0.3%
Microsemi Corp*	102,920	5,298,322
Specialty Retail – 0.1%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,¢,§	132,324	2,211,134
Total Common Stocks (cost $10,025,966)		10,141,173
Preferred Stocks – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Hess Corp, 8.0000% (cost $6,365,654)	117,320	6,917,187
Investment Companies – 3.6%
Money Markets – 3.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $74,648,088)	74,648,088	74,648,088
Total Investments (total cost $1,999,365,598) – 99.0%		2,045,590,152
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		19,748,429
Net Assets – 100%		$2,065,338,581

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,750,544,820	85.6%
Luxembourg	79,939,229	3.9
Ireland	48,923,453	2.4
Canada	38,941,045	1.9
Netherlands	31,968,087	1.6
France	30,583,843	1.5
Brazil	16,096,411	0.8
United Kingdom	12,351,680	0.6
OTHER	10,734,275	0.5
New Zealand	10,160,100	0.5
Greece	7,635,975	0.4
United Arab Emirates	5,193,893	0.2
Bermuda	2,517,341	0.1

Total	$2,045,590,152	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 3.6%
Money Markets – 3.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$316,798	$—	$—	$74,648,088

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 3.6%
Money Markets – 3.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	97,145,754	261,780,334	(284,278,000)	74,648,088

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Credit default swaps, long	$ 348,316

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $1,177,953,492, which represents 57.0% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

Ø

Bank Loans often have interest rates which are predetermined daily, monthly, quarterly or semi-annually using a base lending rate, plus premium. These base lending rates may use the London-Interbank Offered Rate (“LIBOR”), or the prime rate offered by one or more major US banks (known as the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates primarily used by commercial lenders.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $90,254,485.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	$2,536,651	$2,211,134	0.1%
Surgery Center Holdings Inc, 8.8750%, 4/15/21	9/29/17	10,442,905	10,418,100	0.5
Total		$12,979,556	$12,629,234	0.6%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$55,845,612	$-
Bank Loans and Mezzanine Loans	-	104,639,153	-
Corporate Bonds	-	1,793,398,939	-
Common Stocks
Specialty Retail	-	-	2,211,134
All Other	7,930,039	-	-
Preferred Stocks	-	6,917,187	-
Investment Companies	-	74,648,088	-
Total Assets	$7,930,039	$2,035,448,979	$2,211,134

Organization and Significant Accounting Policies

Janus Henderson High-Yield Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the

Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

There were no credit default swaps held at September 30, 2017.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson International Long/Short Equity Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 51.5%
Automobiles – 1.6%
Subaru Corp	.6,000	$216,514
Banks – 9.1%
Alpha Bank AE*	75,000	148,020
Bank of China Ltd	423,000	208,486
HDFC Bank Ltd (ADR)	1,485	143,109
KB Financial Group Inc	2,648	129,729
Mitsubishi UFJ Financial Group Inc	34,800	226,010
National Bank of Greece SA*	500,000	169,588
Sberbank of Russia PJSC (ADR)	16,000	227,760
		1,252,702
Beverages – 1.6%
Treasury Wine Estates Ltd	20,826	223,582
Commercial Services & Supplies – 3.8%
Intrum Justitia AB	10,000	353,721
Sohgo Security Services Co Ltd	3,700	169,692
		523,413
Electronic Equipment, Instruments & Components – 1.3%
Largan Precision Co Ltd	1,000	175,792
Hotels, Restaurants & Leisure – 0.9%
BNN Technology PLC*,¢	230,769	129,857
Household Durables – 1.5%
Sony Corp	5,400	200,910
Industrial Conglomerates – 1.4%
Seibu Holdings Inc	11,000	187,912
Information Technology Services – 1.8%
Fujitsu Ltd	34,000	252,605
Insurance – 1.2%
Saga PLC	64,600	171,717
Internet & Direct Marketing Retail – 3.3%
JD.com Inc (ADR)*	6,154	235,083
MakeMyTrip Ltd*	7,883	226,636
		461,719
Internet Software & Services – 3.7%
NetEase Inc (ADR)	580	153,010
XLMedia PLC	190,000	362,751
		515,761
Metals & Mining – 1.2%
Nippon Steel & Sumitomo Metal Corp	7,300	167,626
Oil, Gas & Consumable Fuels – 5.0%
Diversified Gas & Oil PLC	200,000	199,630
Lekoil Ltd*	413,654	95,602
Providence Resources PLC*	500,000	37,682
Savannah Petroleum PLC*,¢	350,000	162,367
SK Innovation Co Ltd	1,124	195,333
		690,614
Pharmaceuticals – 3.0%
Bayer AG	3,000	408,783
Real Estate Management & Development – 1.6%
Mitsui Fudosan Co Ltd	10,000	216,870
Semiconductor & Semiconductor Equipment – 1.4%
STMicroelectronics NV	10,000	193,460
Textiles, Apparel & Luxury Goods – 4.5%
Coats Group PLC	250,000	261,931
Pandora A/S	3,600	355,397
		617,328
Tobacco – 1.7%
Japan Tobacco Inc	7,100	232,733
Wireless Telecommunication Services – 1.9%
SoftBank Group Corp	3,200	258,366
Total Common Stocks (cost $6,686,401)		7,098,264
Preferred Stocks – 2.2%
Technology Hardware, Storage & Peripherals – 2.2%
Samsung Electronics Co Ltd (cost $224,484)	169	304,321

Shares		Value
Investment Companies – 58.2%
Money Markets – 58.2%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $8,030,305)	.8,030,305	$8,030,305
Total Investments (total cost $14,941,190) – 111.9%		15,432,890
Cash, Receivables and Other Assets, net of Liabilities – (11.9)%		(1,645,673)
Net Assets – 100%		$13,787,217

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,030,305	52.0%
Japan	2,129,238	13.8
United Kingdom	1,288,253	8.3
South Korea	629,383	4.1
China	596,579	3.9
Germany	408,783	2.7
India	369,745	2.4
Denmark	355,397	2.3
Sweden	353,721	2.3
Greece	317,608	2.1
Russia	227,760	1.5
Australia	223,582	1.4
France	193,460	1.3
Taiwan	175,792	1.1
Nigeria	95,602	0.6
Ireland	37,682	0.2

Total	$15,432,890	100.0%

Schedule of Securities Sold Short – (% of Net Assets)

Shares		Value
Securities Sold Short – (32.9)%
Common Stocks Sold Short – (32.9)%
Automobiles – (0.9)%
BAIC Motor Corp Ltd	.134,500	$(127,590)
Banks – (2.0)%
Bendigo & Adelaide Bank Ltd	11,855	(107,935)
Suruga Bank Ltd	7,700	(166,031)
		(273,966)
Chemicals – (7.2)%
Covestro AG	3,000	(257,927)
Givaudan SA	125	(272,054)
Mitsui Chemicals Inc	6,600	(200,622)
Novozymes A/S	5,000	(256,612)
		(987,215)
Consumer Finance – (1.2)%
FlexiGroup Ltd/Australia	133,575	(162,886)
Electric Utilities – (1.0)%
DONG Energy A/S (144A)	2,500	(143,118)
Electronic Equipment, Instruments & Components – (0.9)%
Hollysys Automation Technologies Ltd	5,966	(128,925)
Food & Staples Retailing – (4.2)%
Aeon Co Ltd	13,700	(202,438)
ICA Gruppen AB	10,000	(375,952)
		(578,390)
Food Products – (1.4)%
MEIJI Holdings Co Ltd	2,400	(190,276)
Information Technology Services – (1.1)%
NTT Data Corp	13,500	(144,467)
Internet & Direct Marketing Retail – (1.0)%
Vipshop Holdings Ltd (ADR)*	16,308	(143,347)
Machinery – (0.7)%
Sembcorp Marine Ltd	79,800	(102,685)
Marine – (2.7)%
Kuehne + Nagel International AG	2,000	(370,416)
Oil, Gas & Consumable Fuels – (3.1)%
Neste Oyj	5,000	(218,337)

Shares		Value
Securities Sold Short – (continued)
Common Stocks Sold Short – (continued)
Oil, Gas & Consumable Fuels – (continued)
OMV AG	.3,500	$(203,877)
		(422,214)
Paper & Forest Products – (1.1)%
Nippon Paper Industries Co Ltd	8,500	(158,048)
Personal Products – (0.8)%
Shiseido Co Ltd	2,900	(116,041)
Pharmaceuticals – (1.7)%
H Lundbeck A/S	4,000	(230,832)
Road & Rail – (1.3)%
West Japan Railway Co	2,500	(173,807)
Wireless Telecommunication Services – (0.6)%
PLDT Inc (ADR)	2,796	(89,248)
Total Securities Sold Short (proceeds $4,188,798)		$(4,543,471)

Summary of Investments by Country - (Short Positions) (unaudited)

		% of Securities Sold Short

Country	Value
Japan	$(1,351,730)	29.7%
Switzerland	(642,470)	14.1
Denmark	(630,562)	13.9
China	(399,862)	8.8
Sweden	(375,952)	8.3
Australia	(270,821)	6.0
Germany	(257,927)	5.7
Finland	(218,337)	4.8
Austria	(203,877)	4.5
Singapore	(102,685)	2.2
Philippines	(89,248)	2.0

Total	$(4,543,471)	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Korean Won	12/7/17	(508,996,150)	$451,450	$6,396
BNP Paribas:
Australian Dollar	10/25/17	(4,096)	3,317	105
Australian Dollar	10/25/17	70,414	(56,160)	(958)
British Pound	10/25/17	(1,203,438)	1,629,761	16,162
British Pound	10/25/17	136,647	(184,760)	(1,541)
Danish Krone	10/25/17	85,873	(13,593)	67
Danish Krone	10/25/17	1,656,837	(267,528)	(3,963)
Euro	10/25/17	(224,053)	269,578	4,440
Euro	10/25/17	25,419	(30,378)	(298)
Hong Kong Dollar	10/25/17	(753,485)	96,642	112
Hong Kong Dollar	10/25/17	108,420	(13,899)	(11)
Japanese Yen	10/25/17	(77,725,555)	697,025	5,321
Japanese Yen	10/25/17	(7,775,231)	69,093	(102)
Norwegian Krone	10/25/17	(164,281)	21,069	425
Norwegian Krone	10/25/17	164,281	(21,041)	(397)
Singapore Dollar	10/25/17	(88,771)	65,938	459
Singapore Dollar	10/25/17	223,869	(166,084)	(952)
Swedish Krona	10/25/17	(67,620)	8,435	118
Swedish Krona	10/25/17	310,660	(39,612)	(1,403)
Swiss Franc	10/25/17	608,641	(635,142)	(5,395)

				12,189
Citigroup Global Markets:
Taiwan Dollar	12/7/17	(5,725,000)	$191,248	1,768
JPMorgan Chase & Co.:
Indonesian Rupiah	12/7/17	(13,314,073)	3,301	2,315
Korean Won	12/7/17	(199,756,758)	175,394	732

				3,047
Total				$23,400

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Credit Suisse Securities (Europe) Limited:

Wistron Corp	1 month USD LIBOR less 186 basis points	Monthly	3/22/18	(157,953)	USD	$19,605
Mediatek Inc	1 month USD LIBOR less 64 basis points	Monthly	3/22/18	(102,262)	USD	(940)
Lotte Chemical Corp	1 month USD LIBOR less 48 basis points	Monthly	8/8/18	(117,145)	USD	10,876
Danone SA	1 month USD LIBOR less 35 basis points	Monthly	12/7/18	(218,196)	EUR	(975)
Metro Bank PLC	1 month USD LIBOR less 150 basis points	Monthly	12/7/18	(168,300)	GBP	(938)
Hargreaves Lansdown PLC	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(166,680)	GBP	(14,631)
Airbus Group NV	1 month USD LIBOR less 35 basis points	Monthly	12/7/18	(156,728)	EUR	(23,842)
Woodford Patient Capital Trust PLC	1 month USD LIBOR less 125 basis points	Monthly	12/7/18	(145,875)	GBP	3,818
Wetherspoon	1 month USD LIBOR less 96 basis points	Monthly	12/7/18	(141,089)	GBP	(12,742)
AO World plc	1 month USD LIBOR less 175 basis points	Monthly	12/7/18	(139,500)	GBP	7,637
Pets at Home Group PLC	1 month USD LIBOR less 150 basis points	Monthly	12/7/18	(137,396)	GBP	(16,337)
Astrazeneca	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(137,205)	GBP	(15,334)
Countrywide PLC	1 month USD LIBOR less 126 basis points	Monthly	12/7/18	(136,500)	GBP	38,184
Stagecoach Group	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(123,900)	GBP	(5,527)
Telit Communications plc	1 month USD LIBOR less 1,550 basis points	Monthly	12/7/18	(117,200)	GBP	(30,547)
Carillion plc	1 month USD LIBOR less 228 basis points	Monthly	12/7/18	(107,888)	GBP	(9,948)
Allied Minds plc	1 month USD LIBOR less 2,200 basis points	Monthly	12/7/18	(104,084)	GBP	(5,247)
Afren plc¢	1 month USD LIBOR less 30 basis points	Monthly	12/7/18	(42,329)	GBP	55,440
1 month USD LIBOR plus 20 basis points	Dixons Carphone PLC	Monthly	12/7/18	86,919	GBP	13,105
1 month USD LIBOR plus 20 basis points	AA PLC	Monthly	12/7/18	112,770	GBP	7,878
1 month USD LIBOR plus 20 basis points	Babcock International Group PLC	Monthly	12/7/18	121,482	GBP	3,541
1 month USD LIBOR plus 20 basis points	Wood Group (John) PLC	Monthly	12/7/18	121,900	GBP	19,025
1 month USD LIBOR plus 20 basis points	Indivior PLC	Monthly	12/7/18	126,343	GBP	12,778
1 month USD LIBOR plus 20 basis points	Northgate PLC	Monthly	12/7/18	126,663	GBP	4,638
1 month USD LIBOR plus 20 basis points	Next PLC	Monthly	12/7/18	136,544	GBP	42,573

1 month USD LIBOR plus 20 basis points	Balfour Beatty plc	Monthly	12/7/18	184,450	GBP	5,346
1 month USD LIBOR plus 20 basis points	Melrose Industries PLC	Monthly	12/7/18	190,240	GBP	1,715
1 month USD LIBOR plus 20 basis points	Renault SA	Monthly	12/7/18	194,740	EUR	25,227
1 month USD LIBOR plus 20 basis points	St. Modwen Properties plc	Monthly	12/7/18	199,485	GBP	8,179
1 month USD LIBOR plus 20 basis points	BT Group plc	Monthly	12/7/18	201,390	GBP	(3,564)
1 month USD LIBOR plus 20 basis points	Paragon Group Companies plc	Monthly	12/7/18	203,050	GBP	22,308
1 month USD LIBOR plus 20 basis points	Bellway plc	Monthly	12/7/18	223,020	GBP	10,410
1 month USD LIBOR plus 20 basis points	Victrex plc	Monthly	12/7/18	230,000	GBP	9,513
1 month USD LIBOR plus 20 basis points	Shire PLC	Monthly	12/7/18	235,260	GBP	(10,692)
1 month USD LIBOR plus 20 basis points	Clinigen Group plc	Monthly	12/7/18	250,580	GBP	(21,517)
1 month USD LIBOR plus 20 basis points	NMC Health plc	Monthly	12/7/18	301,840	GBP	1,032
						$150,047

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward currency contracts, purchased	$ 1,688,669
Forward currency contracts, sold	4,288,147
Total return swaps, long	22,890
Total return swaps, short	142,489

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $(143,118), which represents (1.0)% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Hotels, Restaurants & Leisure	$-	$-	$129,857
Oil, Gas & Consumable Fuels	528,247	-	162,367
All Other	6,277,793	-	-
Preferred Stocks	-	304,321	-
Investment Companies	8,030,305	-	-
Total Investments in Securities	$14,836,345	$304,321	$292,224
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	38,420	-
Outstanding Swap Contracts, at Value	-	267,388	55,440
Total Assets	$14,836,345	$610,129	$347,664
Liabilities
Investments In Securities Sold Short:
Common Stocks	$4,543,471	$-	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	15,020	-
Outstanding Swap Contracts, at Value	-	172,781	-
Total Liabilities	$4,543,471	$187,801	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson International Long/Short Equity Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as non-diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows:

1) BNN Technology PLC: last trade price of 0.042 GBP prior to a trading halt. No other significant unobservable inputs were used.

2) Savannah Petroleum PLC: last trade price of 34.625 GBP prior to a trading halt. No other significant unobservable inputs were used.

3) Total Return Swap: last traded price for the underlying swap security of 0.01785 GBP prior to a trading halt. No other significant unobservable inputs were used.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $177,300 were transferred out of Level 1 to Level 3 since the current market for the securities with quoted prices are not considered active.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate. The Fund may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations,/disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing other than and following:

Janus Henderson International Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 98.6%
Aerospace & Defense – 2.9%
Airbus SE	.2,301	$218,660
BAE Systems PLC	7,373	62,382
Dassault Aviation SA	171	276,546
Elbit Systems Ltd	2,443	359,248
Rolls-Royce Holdings PLC*	23,138	274,973
Safran SA	4,953	505,971
Singapore Technologies Engineering Ltd	13,900	35,260
Thales SA	10,571	1,196,557
Zodiac Aerospace	1,130	32,671
		2,962,268
Airlines – 1.6%
ANA Holdings Inc	10,100	382,330
Deutsche Lufthansa AG	22,464	624,140
easyJet PLC	30,600	498,944
International Consolidated Airlines Group SA	12,407	98,825
Japan Airlines Co Ltd	700	23,692
Singapore Airlines Ltd	3,200	23,691
		1,651,622
Auto Components – 0.8%
Aisin Seiki Co Ltd	2,300	121,225
Bridgestone Corp	9,000	408,444
Cie Generale des Etablissements Michelin	1,503	219,365
Stanley Electric Co Ltd	600	20,558
Sumitomo Rubber Industries Ltd	1,000	18,327
Yokohama Rubber Co Ltd	700	14,434
		802,353
Automobiles – 2.4%
Ferrari NV	11,820	1,306,085
Suzuki Motor Corp	17,000	891,778
Yamaha Motor Co Ltd	9,200	275,567
		2,473,430
Banks – 10.0%
ABN AMRO Group NV	2,454	73,489
Banco de Sabadell SA	86,514	180,559
Bank Hapoalim BM	137,871	965,495
Bank Leumi Le-Israel BM	209,298	1,111,270
Bank of Kyoto Ltd#	1,800	91,512
Bank of Queensland Ltd	2,690	27,381
Bankinter SA	11,659	110,284
BNP Paribas SA	610	49,201
BOC Hong Kong Holdings Ltd	252,000	1,224,303
CaixaBank SA	167,612	839,872
Commerzbank AG*	10,448	142,119
Commonwealth Bank of Australia	1,824	107,637
Credit Agricole SA	12,015	218,385
Danske Bank A/S	6,318	252,700
DBS Group Holdings Ltd	31,600	485,150
DNB ASA	2,289	46,139
Erste Group Bank AG*	3,188	137,686
Hang Seng Bank Ltd	65,100	1,586,809
HSBC Holdings PLC	36,800	363,425
ING Groep NV	3,009	55,474
Intesa Sanpaolo	22,780	80,549
Intesa Sanpaolo-RSP	55,562	183,856
KBC Group NV	634	53,722
Mizrahi Tefahot Bank Ltd	19,999	358,650
Nordea Bank AB	40,140	544,271
Oversea-Chinese Banking Corp Ltd	23,900	196,685
Raiffeisen Bank International AG*	1,896	63,535
Resona Holdings Inc	22,800	117,131
Skandinaviska Enskilda Banken AB	12,855	169,411
Societe Generale SA	1,107	64,804
UniCredit SpA*	2,030	43,231
United Overseas Bank Ltd	16,400	284,197
		10,228,932
Beverages – 1.3%
Asahi Group Holdings Ltd	1,000	40,494
Carlsberg A/S	413	45,200
Coca-Cola European Partners PLC	4,249	178,136

Shares		Value
Common Stocks – (continued)
Beverages – (continued)
Coca-Cola HBC AG*	.8,688	$293,915
Heineken Holding NV	1,082	101,657
Heineken NV	2,433	240,520
Kirin Holdings Co Ltd	10,100	237,710
Pernod Ricard SA	152	21,026
Remy Cointreau SA	1,058	125,284
Treasury Wine Estates Ltd	6,703	71,962
		1,355,904
Biotechnology – 0.4%
CSL Ltd	1,443	151,590
Grifols SA	10,003	291,400
		442,990
Building Products – 0.1%
Assa Abloy AB	1,943	44,387
Geberit AG	40	18,928
		63,315
Capital Markets – 2.2%
3i Group PLC	13,852	169,443
Deutsche Boerse AG	1,155	125,182
Japan Exchange Group Inc	8,400	148,648
Julius Baer Group Ltd*	1,263	74,755
London Stock Exchange Group PLC	1,610	82,616
Natixis SA	18,127	145,030
Partners Group Holding AG	2,062	1,399,374
Schroders PLC	1,110	49,895
UBS Group AG*	2,653	45,354
		2,240,297
Chemicals – 5.5%
Asahi Kasei Corp	86,000	1,058,661
Chr Hansen Holding A/S	1,101	94,439
Covestro AG	10,937	940,315
EMS-Chemie Holding AG	737	490,268
Frutarom Industries Ltd	2,722	209,580
Kuraray Co Ltd	17,300	323,520
Linde AG	173	36,075
Mitsubishi Chemical Holdings Corp	3,800	36,207
Mitsubishi Gas Chemical Co Inc	28,600	670,324
Mitsui Chemicals Inc	800	24,318
Nippon Paint Holdings Co Ltd	3,900	132,588
Novozymes A/S	765	39,262
Orica Ltd	2,883	44,697
Shin-Etsu Chemical Co Ltd	2,600	232,477
Sika AG	115	855,877
Solvay SA	200	29,876
Tosoh Corp	12,500	281,753
Umicore SA	1,023	84,616
		5,584,853
Commercial Services & Supplies – 0.5%
G4S PLC	33,181	123,721
Toppan Printing Co Ltd	40,000	396,765
		520,486
Communications Equipment – 0%
Nokia OYJ	8,302	49,841
Construction & Engineering – 1.3%
ACS Actividades de Construccion y Servicios SA	1,661	61,549
Bouygues SA	3,707	175,894
CIMIC Group Ltd	11,137	386,115
Eiffage SA	315	32,610
Ferrovial SA	2,385	52,496
HOCHTIEF AG	1,205	203,285
Kajima Corp	9,000	89,432
Obayashi Corp	8,000	95,920
Taisei Corp	4,400	230,735
		1,328,036
Construction Materials – 0.3%
Boral Ltd	49,426	262,405
Consumer Finance – 0%
AEON Financial Service Co Ltd	600	12,538
Diversified Consumer Services – 0.3%
Benesse Holdings Inc	8,400	303,120
Diversified Financial Services – 1.6%
Challenger Ltd/Australia	4,956	48,387
Eurazeo SA	5,316	475,140

Shares		Value
Common Stocks – (continued)
Diversified Financial Services – (continued)
EXOR NV	.478	$30,307
Groupe Bruxelles Lambert SA	359	37,760
Industrivarden AB	14,981	379,585
Investor AB	1,822	90,026
Kinnevik AB	2,027	66,123
L E Lundbergforetagen AB	2,691	215,161
Pargesa Holding SA	583	48,478
Standard Life Aberdeen PLC	21,195	123,101
Wendel SA	909	147,226
		1,661,294
Diversified Telecommunication Services – 0.8%
Elisa OYJ	3,893	167,559
Iliad SA	112	29,761
Proximus SADP	6,659	229,438
Spark New Zealand Ltd	65,863	173,593
Swisscom AG	72	36,904
Telefonica Deutschland Holding AG	32,345	181,493
		818,748
Electric Utilities – 4.5%
CLP Holdings Ltd	216,500	2,218,686
DONG Energy A/S (144A)	2,127	121,765
Endesa SA	1,250	28,178
Enel SpA	9,673	58,244
Iberdrola SA	6,864	53,311
Kansai Electric Power Co Inc	81,400	1,041,466
Kyushu Electric Power Co Inc	55,800	592,667
Power Assets Holdings Ltd	34,500	298,788
Red Electrica Corp SA	2,955	62,091
Terna Rete Elettrica Nazionale SpA	14,774	86,287
Tohoku Electric Power Co Inc	2,800	35,613
		4,597,096
Electrical Equipment – 0.6%
Legrand SA	927	66,915
Nidec Corp	300	36,850
OSRAM Licht AG	2,901	231,451
Vestas Wind Systems A/S	2,505	224,815
		560,031
Electronic Equipment, Instruments & Components – 2.0%
Keyence Corp	900	477,957
Kyocera Corp	4,800	297,872
Omron Corp	3,800	193,529
Shimadzu Corp	1,500	29,544
Yaskawa Electric Corp	27,200	861,861
Yokogawa Electric Corp	11,200	190,731
		2,051,494
Equity Real Estate Investment Trusts (REITs) – 2.8%
CapitaLand Commercial Trust	29,000	35,392
Dexus	18,527	138,025
Fonciere Des Regions	404	41,963
Goodman Group	31,447	203,205
ICADE	255	22,743
Japan Real Estate Investment Corp	84	403,911
Link REIT	167,000	1,353,309
Nippon Building Fund Inc	94	468,705
Nippon Prologis REIT Inc	66	139,086
		2,806,339
Food & Staples Retailing – 0.2%
ICA Gruppen AB	2,149	80,792
Jeronimo Martins SGPS SA	2,023	39,902
Wesfarmers Ltd	3,026	98,076
		218,770
Food Products – 2.1%
Associated British Foods PLC	1,411	60,362
Calbee Inc	4,000	140,610
Marine Harvest ASA*	8,952	177,073
Nestle SA	7,064	591,768
NH Foods Ltd	22,000	605,191
Nissin Foods Holdings Co Ltd	600	36,477
Yakult Honsha Co Ltd	7,900	569,452
		2,180,933
Gas Utilities – 1.2%
Gas Natural SDG SA	1,803	39,909
Hong Kong & China Gas Co Ltd	640,222	1,203,188

Shares		Value
Common Stocks – (continued)
Gas Utilities – (continued)
Tokyo Gas Co Ltd	.800	$19,611
		1,262,708
Health Care Equipment & Supplies – 1.8%
Cochlear Ltd	1,683	210,128
Coloplast A/S	1,045	84,822
Getinge AB	3,260	61,140
Hoya Corp	5,700	307,773
Koninklijke Philips NV	2,351	97,050
Smith & Nephew PLC	2,598	46,921
Sonova Holding AG	1,820	308,879
Straumann Holding AG	470	301,973
William Demant Holding A/S*	15,043	397,132
		1,815,818
Health Care Providers & Services – 0.2%
Fresenius Medical Care AG & Co KGaA	700	68,472
Ramsay Health Care Ltd	1,425	69,597
Ryman Healthcare Ltd	8,515	56,998
		195,067
Hotels, Restaurants & Leisure – 5.1%
Aristocrat Leisure Ltd	46,605	767,503
Carnival PLC	11,789	749,152
Compass Group PLC	3,525	74,762
Galaxy Entertainment Group Ltd	242,000	1,703,942
InterContinental Hotels Group PLC	4,575	241,996
McDonald's Holdings Co Japan Ltd	5,500	243,445
Melco Resorts & Entertainment Ltd (ADR)	25,000	603,000
Oriental Land Co Ltd/Japan	1,900	144,792
Sands China Ltd	117,600	611,990
Sodexo SA	338	42,142
		5,182,724
Household Durables – 3.0%
Barratt Developments PLC	11,564	95,207
Berkeley Group Holdings PLC	1,193	59,412
Electrolux AB	16,970	576,505
Husqvarna AB	17,565	180,784
Panasonic Corp	4,900	71,011
Persimmon PLC	10,582	366,070
SEB SA	1,128	206,892
Sekisui Chemical Co Ltd	9,100	179,072
Sharp Corp/Japan*,#	3,300	99,578
Taylor Wimpey PLC	24,042	62,973
Techtronic Industries Co Ltd	214,500	1,145,091
		3,042,595
Household Products – 0.7%
Henkel AG & Co KGaA	336	40,880
Lion Corp	31,100	567,766
Reckitt Benckiser Group PLC	1,014	92,558
		701,204
Independent Power and Renewable Electricity Producers – 0%
Meridian Energy Ltd	17,591	36,138
Industrial Conglomerates – 0.7%
Jardine Matheson Holdings Ltd	3,700	234,432
Jardine Strategic Holdings Ltd	10,900	470,880
		705,312
Information Technology Services – 1.2%
Amadeus IT Group SA	4,553	295,886
Atos SE	1,947	302,000
Capgemini SA	413	48,398
Computershare Ltd	5,208	59,097
Fujitsu Ltd	3,000	22,289
Nomura Research Institute Ltd	700	27,313
NTT Data Corp	2,700	28,893
Obic Co Ltd	4,100	258,004
Otsuka Corp	2,900	185,841
		1,227,721
Insurance – 2.1%
Ageas	1,805	84,814
Allianz SE	237	53,202
Assicurazioni Generali SpA	3,246	60,457
AXA SA	3,813	115,313
Baloise Holding AG	858	135,777
CNP Assurances	6,631	155,398
Direct Line Insurance Group PLC	11,850	57,727

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Hannover Rueck SE	.286	$34,458
Legal & General Group PLC	35,672	124,215
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	183	39,123
NN Group NV	3,154	131,987
Poste Italiane SpA (144A)	3,942	29,023
RSA Insurance Group PLC	4,859	40,558
Sampo Oyj	996	52,638
SCOR SE	3,052	127,953
Swiss Life Holding AG*	2,042	719,478
Swiss Re AG	550	49,824
T&D Holdings Inc	2,500	36,297
Tryg A/S	1,934	44,667
Zurich Insurance Group AG	245	74,758
		2,167,667
Internet & Direct Marketing Retail – 0.1%
Start Today Co Ltd	3,900	123,576
Internet Software & Services – 0.3%
Mixi Inc	6,300	304,053
Leisure Products – 0.2%
Bandai Namco Holdings Inc	7,200	247,018
Life Sciences Tools & Services – 0.3%
Eurofins Scientific SE	203	128,253
Lonza Group AG*	448	117,542
QIAGEN NV*	1,199	37,734
		283,529
Machinery – 3.7%
Alfa Laval AB	8,542	208,672
Alstom SA	1,540	65,400
Atlas Copco AB - A SHS	1,888	79,977
Atlas Copco AB - B SHS	4,340	168,334
CNH Industrial NV	13,546	162,647
FANUC Corp	2,900	587,423
Hitachi Construction Machinery Co Ltd	1,400	41,499
IHI Corp	1,600	55,604
KION Group AG	453	43,348
Kone OYJ	563	29,808
Kurita Water Industries Ltd	2,700	77,993
Makita Corp	400	16,123
MAN SE	5,860	661,299
MINEBEA MITSUMI Inc	17,500	273,753
Nabtesco Corp	1,100	40,867
Sandvik AB	19,967	344,555
SKF AB	608	13,255
Sumitomo Heavy Industries Ltd	600	24,051
THK Co Ltd	17,000	578,704
Volvo AB	11,861	228,712
Wartsila OYJ Abp	1,384	97,973
		3,799,997
Marine – 0.3%
AP Moller - Maersk A/S-A	31	56,972
AP Moller - Maersk A/S-B	18	34,196
Kuehne + Nagel International AG	881	163,168
		254,336
Media – 1.4%
Altice NV*	2,209	44,236
Axel Springer SE	2,225	142,966
Eutelsat Communications SA	12,227	362,112
GEDI Gruppo Editoriale SpA*	2,674	2,370
I-CABLE Communications Ltd*	9,115	298
Lagardere SCA	1,037	34,713
Pearson PLC	3,612	29,617
REA Group Ltd	4,778	251,044
Telenet Group Holding NV*	6,941	459,195
Toho Co Ltd/Tokyo	3,200	111,635
		1,438,186
Metals & Mining – 0.4%
BlueScope Steel Ltd	10,421	89,649
Boliden AB	4,449	150,650
Kobe Steel Ltd	2,600	29,718
Sumitomo Metal Mining Co Ltd	1,500	48,182
voestalpine AG	2,646	134,916
		453,115

Shares		Value
Common Stocks – (continued)
Multiline Retail – 0.2%
Ryohin Keikaku Co Ltd	.700	$206,248
Takashimaya Co Ltd	3,000	28,104
		234,352
Multi-Utilities – 2.0%
AGL Energy Ltd	83,264	1,525,965
E.ON SE	7,133	80,723
Engie SA	2,605	44,239
Innogy SE (144A)	855	38,048
RWE AG	10,137	230,253
Suez	2,120	38,696
Veolia Environnement SA	1,458	33,686
		1,991,610
Oil, Gas & Consumable Fuels – 1.3%
JXTG Holdings Inc	16,150	83,097
Neste Oyj	699	30,523
OMV AG	19,748	1,150,335
Snam SpA	8,078	38,912
		1,302,867
Paper & Forest Products – 0.2%
Stora Enso OYJ	15,299	216,059
UPM-Kymmene OYJ	882	23,901
		239,960
Personal Products – 1.3%
Beiersdorf AG	1,099	118,229
Kao Corp	3,700	217,705
Kose Corp	1,000	114,568
Pola Orbis Holdings Inc	1,500	45,396
Shiseido Co Ltd	2,900	116,041
Unilever NV	6,956	411,357
Unilever PLC	4,624	267,572
		1,290,868
Pharmaceuticals – 4.3%
AstraZeneca PLC	1,662	110,335
Bayer AG	743	101,242
GlaxoSmithKline PLC	3,847	76,720
H Lundbeck A/S	12,703	733,063
Ipsen SA	7,205	957,493
Kyowa Hakko Kirin Co Ltd	12,400	210,947
Merck KGaA	626	69,630
Mitsubishi Tanabe Pharma Corp	32,300	740,681
Novo Nordisk A/S	1,570	75,065
Orion Oyj	9,482	439,939
Recordati SpA	5,197	239,530
Sanofi	2,253	223,684
Shionogi & Co Ltd	1,700	92,940
Takeda Pharmaceutical Co Ltd	2,000	110,461
UCB SA	2,661	189,409
		4,371,139
Professional Services – 1.9%
Bureau Veritas SA	2,271	58,602
Capita PLC	3,827	28,970
Intertek Group PLC	1,241	82,835
Recruit Holdings Co Ltd	53,100	1,150,162
RELX NV	4,764	101,398
RELX PLC	11,580	253,979
SEEK Ltd	2,292	29,855
SGS SA	93	223,158
		1,928,959
Real Estate Management & Development – 2.0%
Aeon Mall Co Ltd	5,100	90,795
Azrieli Group Ltd	6,329	351,631
CapitaLand Ltd	16,200	42,767
CK Asset Holdings Ltd	14,000	115,871
Daito Trust Construction Co Ltd	700	127,544
Daiwa House Industry Co Ltd	1,400	48,342
Hang Lung Group Ltd	57,000	204,684
Henderson Land Development Co Ltd	7,400	49,025
LendLease Group	9,777	137,395
Swire Properties Ltd	102,200	346,716
Swiss Prime Site AG*	1,541	138,564
UOL Group Ltd	40,900	244,899
Vonovia SE	1,667	70,922

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Wheelock & Co Ltd	.13,000	$91,451
		2,060,606
Road & Rail – 2.4%
DSV A/S	627	47,437
Keikyu Corp	35,500	719,718
MTR Corp Ltd	105,000	612,958
Nippon Express Co Ltd	10,100	658,013
West Japan Railway Co	5,200	361,518
		2,399,644
Semiconductor & Semiconductor Equipment – 3.5%
ASM Pacific Technology Ltd	32,800	472,393
ASML Holding NV	644	109,633
Disco Corp	200	40,690
NXP Semiconductors NV*	700	79,163
Rohm Co Ltd	8,400	719,723
STMicroelectronics NV	87,684	1,696,334
Tokyo Electron Ltd	3,100	476,118
		3,594,054
Software – 3.4%
Check Point Software Technologies Ltd*	18,300	2,086,566
Gemalto NV	837	37,385
Konami Holdings Corp	7,700	370,252
Nexon Co Ltd*	5,500	143,525
Nice Ltd	416	33,196
Nintendo Co Ltd	900	332,450
Oracle Corp Japan	1,200	94,285
Trend Micro Inc/Japan	6,600	324,984
		3,422,643
Specialty Retail – 0.4%
Hikari Tsushin Inc	400	50,129
Industria de Diseno Textil SA	716	26,980
Nitori Holdings Co Ltd	1,200	171,611
Shimamura Co Ltd	400	47,996
USS Co Ltd	3,000	60,528
		357,244
Technology Hardware, Storage & Peripherals – 0.5%
Brother Industries Ltd	21,000	488,650
Textiles, Apparel & Luxury Goods – 4.2%
adidas AG	8,758	1,981,022
Hermes International	1,592	802,519
HUGO BOSS AG	300	26,445
Kering	1,854	738,493
Luxottica Group SpA	7,241	404,679
LVMH Moet Hennessy Louis Vuitton SE	569	156,982
Swatch Group AG	1,564	124,639
Yue Yuen Industrial Holdings Ltd	9,500	36,121
		4,270,900
Tobacco – 0.2%
British American Tobacco PLC	3,270	204,687
Swedish Match AB	1,398	49,055
		253,742
Trading Companies & Distributors – 2.3%
AerCap Holdings NV*	700	35,777
ITOCHU Corp	46,700	764,982
Marubeni Corp	42,200	288,247
MISUMI Group Inc	12,100	318,659
Sumitomo Corp	64,700	930,735
		2,338,400
Transportation Infrastructure – 1.5%
Abertis Infraestructuras SA	5,041	101,872
Aena SA	1,890	341,181
Aeroports de Paris	4,400	711,346
Atlantia SpA	1,056	33,333
Fraport AG Frankfurt Airport Services Worldwide	1,376	130,645
SATS Ltd	13,400	45,553
Transurban Group	21,754	202,667
		1,566,597
Wireless Telecommunication Services – 0.1%
Tele2 AB	3,969	45,432
Vodafone Group PLC	15,614	43,680
		89,112
Total Common Stocks (cost $84,089,530)		100,619,206

Shares		Value
Preferred Stocks – 0.2%
Chemicals – 0.2%
FUCHS PETROLUB SE	.2,202	$130,350
Household Products – 0%
Henkel AG & Co KGaA	102	13,881
Total Preferred Stocks (cost $136,240)		144,231
Rights – 0%
Equity Real Estate Investment Trusts (REITs) – 0%
Capitaland Commercial* (cost $0)	4,814	1,037
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	1,370	1,370
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	946,403	946,403
Total Investment Companies (cost $947,773)		947,773
Total Investments (total cost $85,173,543) – 99.7%		101,712,247
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		304,582
Net Assets – 100%		$102,016,829

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$28,299,458	27.8%
Hong Kong	14,583,935	14.3
France	11,116,400	10.9
Germany	6,596,932	6.5
Switzerland	5,919,466	5.8
Israel	5,475,636	5.4
United Kingdom	5,212,723	5.1
Australia	4,882,380	4.8
Sweden	3,696,827	3.6
Italy	2,729,203	2.7
Spain	2,584,393	2.6
Denmark	2,251,535	2.2
Netherlands	1,727,569	1.7
Austria	1,486,472	1.5
Singapore	1,394,631	1.4
Belgium	1,168,830	1.2
Finland	1,108,241	1.1
United States	947,773	0.9
New Zealand	266,729	0.3
Norway	223,212	0.2
Portugal	39,902	0.0

Total	$101,712,247	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$8,385∆	$—	$—	$1,370
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	1,413	—	—	946,403

Total Affiliated Investments – 0.9%	$9,798	$—	$—	$947,773

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Cash Collateral Fund LLC, 0.9785%ºº	804,504	245,625	(1,048,759)	1,370
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	303,000	6,102,633	(5,459,230)	946,403

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
RSP	Italian Savings Shares

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $188,836, which represents 0.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$100,619,206	$-	$-
Preferred Stocks	-	144,231	-
Rights	-	1,037	-
Investment Companies	-	947,773	-
Total Assets	$100,619,206	$1,093,041	$-

Organization and Significant Accounting Policies

Janus Henderson International Managed Volatility Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Large Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 96.6%
Aerospace & Defense – 1.1%
United Technologies Corp	.12,561	$1,458,081
Banks – 11.2%
BB&T Corp	39,198	1,839,954
Citigroup Inc	55,774	4,057,001
US Bancorp	97,301	5,214,361
Wells Fargo & Co	80,512	4,440,237
		15,551,553
Beverages – 1.3%
PepsiCo Inc	16,698	1,860,658
Biotechnology – 1.1%
Gilead Sciences Inc	19,528	1,582,159
Capital Markets – 3.6%
Affiliated Managers Group Inc	14,261	2,707,166
Bank of New York Mellon Corp	44,399	2,354,035
		5,061,201
Chemicals – 2.9%
Potash Corp of Saskatchewan Inc	88,516	1,703,048
Westlake Chemical Corp	28,540	2,371,389
		4,074,437
Commercial Services & Supplies – 1.1%
Republic Services Inc	23,110	1,526,647
Communications Equipment – 0.7%
F5 Networks Inc*	8,428	1,016,080
Consumer Finance – 1.4%
American Express Co	22,107	1,999,799
Containers & Packaging – 2.9%
Crown Holdings Inc*	67,370	4,023,336
Diversified Financial Services – 2.9%
Berkshire Hathaway Inc*	21,663	3,971,261
Electric Utilities – 5.4%
Great Plains Energy Inc	121,894	3,693,388
PPL Corp	99,812	3,787,865
		7,481,253
Electrical Equipment – 1.4%
AMETEK Inc	28,623	1,890,263
Energy Equipment & Services – 1.7%
Schlumberger Ltd	32,805	2,288,477
Equity Real Estate Investment Trusts (REITs) – 2.7%
Equity Residential	57,384	3,783,327
Food Products – 4.1%
Conagra Brands Inc	87,556	2,954,139
General Mills Inc	23,861	1,235,045
JM Smucker Co	13,818	1,449,923
		5,639,107
Health Care Providers & Services – 3.0%
AmerisourceBergen Corp	16,379	1,355,362
Laboratory Corp of America Holdings*	18,289	2,761,090
		4,116,452
Household Products – 3.7%
Colgate-Palmolive Co	23,713	1,727,492
Procter & Gamble Co	37,866	3,445,049
		5,172,541
Industrial Conglomerates – 3.0%
Carlisle Cos Inc	22,024	2,208,787
Honeywell International Inc	13,646	1,934,184
		4,142,971
Information Technology Services – 1.6%
Total System Services Inc	34,664	2,270,492
Insurance – 6.5%
Chubb Ltd	21,141	3,013,650
Hartford Financial Services Group Inc	51,843	2,873,657
XL Group Ltd	80,072	3,158,840
		9,046,147
Internet Software & Services – 1.5%
Alphabet Inc - Class A*	2,182	2,124,657
Media – 4.1%
Omnicom Group Inc	23,522	1,742,274
Time Warner Inc	17,512	1,794,104

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – (continued)
Twenty-First Century Fox Inc - Class B	.83,956	$2,165,225
		5,701,603
Oil, Gas & Consumable Fuels – 6.6%
Chevron Corp	14,138	1,661,215
Cimarex Energy Co	13,966	1,587,515
Noble Energy Inc	87,685	2,486,747
Occidental Petroleum Corp	53,922	3,462,332
		9,197,809
Personal Products – 1.0%
Unilever PLC (ADR)	24,994	1,448,652
Pharmaceuticals – 9.6%
Johnson & Johnson	39,295	5,108,743
Novartis AG (ADR)	38,288	3,287,025
Pfizer Inc	139,823	4,991,681
		13,387,449
Road & Rail – 0.7%
Union Pacific Corp	7,765	900,507
Semiconductor & Semiconductor Equipment – 1.8%
Intel Corp	65,276	2,485,710
Software – 5.0%
Check Point Software Technologies Ltd*	17,137	1,953,961
Microsoft Corp	15,718	1,170,834
Oracle Corp	78,833	3,811,575
		6,936,370
Trading Companies & Distributors – 1.5%
Fastenal Co	45,352	2,067,144
Wireless Telecommunication Services – 1.5%
Vodafone Group PLC (ADR)	74,060	2,107,748
Total Common Stocks (cost $108,245,505)		134,313,891
Repurchase Agreements – 3.3%
Undivided interest of 7.5% in a joint repurchase agreement (principal amount $60,000,000 with a maturity value of $60,004,950) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $4,500,371 collateralized by $60,660,000 in U.S. Treasuries 0% - 2.2500%, 1/18/18 - 11/15/24 with a value of $61,202,420 (cost $4,500,000)	$4,500,000	4,500,000
Total Investments (total cost $112,745,505) – 99.9%		138,813,891
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		190,765
Net Assets – 100%		$139,004,656

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$128,313,457	92.4%
United Kingdom	3,556,400	2.6
Switzerland	3,287,025	2.4
Israel	1,953,961	1.4
Canada	1,703,048	1.2

Total	$138,813,891	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$134,313,891	$-	$-
Repurchase Agreements	-	4,500,000	-
Total Assets	$134,313,891	$4,500,000	$-

Organization and Significant Accounting Policies

Janus Henderson Large Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Mid Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.3%
Aerospace & Defense – 1.8%
BWX Technologies Inc	.1,312,360	$73,518,407
Banks – 7.7%
Citizens Financial Group Inc	1,204,777	45,624,905
First Hawaiian Inc	2,263,881	68,572,956
First Horizon National Corp	2,009,355	38,479,148
Investors Bancorp Inc	4,407,713	60,121,205
Prosperity Bancshares Inc	835,602	54,924,119
Umpqua Holdings Corp	1,947,095	37,987,823
		305,710,156
Building Products – 1.4%
Simpson Manufacturing Co Inc	1,106,468	54,261,191
Capital Markets – 3.0%
Affiliated Managers Group Inc	268,774	51,021,368
Invesco Ltd	2,003,894	70,216,446
		121,237,814
Chemicals – 5.8%
Axalta Coating Systems Ltd*	2,384,520	68,960,318
Potash Corp of Saskatchewan Inc	2,468,482	47,493,594
Valvoline Inc	2,140,189	50,187,432
Westlake Chemical Corp	783,828	65,128,269
		231,769,613
Commercial Services & Supplies – 3.8%
Cintas Corp	382,737	55,221,294
Republic Services Inc	432,956	28,601,073
Waste Connections Inc	937,495	65,587,150
		149,409,517
Communications Equipment – 0.9%
F5 Networks Inc*	309,247	37,282,818
Containers & Packaging – 4.9%
Crown Holdings Inc*	2,086,346	124,596,583
Graphic Packaging Holding Co	5,085,308	70,940,047
		195,536,630
Distributors – 1.5%
LKQ Corp*	1,639,765	59,015,142
Electric Utilities – 5.6%
Alliant Energy Corp	1,951,081	81,106,437
Great Plains Energy Inc	3,710,900	112,440,270
Pinnacle West Capital Corp	345,446	29,210,914
		222,757,621
Electrical Equipment – 1.5%
AMETEK Inc	873,703	57,699,346
Electronic Equipment, Instruments & Components – 0.5%
Avnet Inc	519,980	20,435,214
Energy Equipment & Services – 1.6%
Keane Group Inc*	2,156,631	35,972,605
Oceaneering International Inc	1,099,988	28,896,685
		64,869,290
Equity Real Estate Investment Trusts (REITs) – 11.1%
Alexandria Real Estate Equities Inc	279,675	33,272,935
Equity Commonwealth*	3,928,831	119,436,462
Equity LifeStyle Properties Inc	1,446,460	123,064,817
Lamar Advertising Co	1,459,555	100,023,304
Mid-America Apartment Communities Inc	372,459	39,808,418
Weyerhaeuser Co	792,651	26,973,914
		442,579,850
Food & Staples Retailing – 2.0%
Casey's General Stores Inc	740,905	81,092,052
Food Products – 4.9%
Conagra Brands Inc	2,671,704	90,143,293
Lamb Weston Holdings Inc	2,266,897	106,294,800
		196,438,093
Health Care Providers & Services – 3.3%
AmerisourceBergen Corp	401,119	33,192,597
Laboratory Corp of America Holdings*	638,527	96,398,421
		129,591,018
Household Products – 0.5%
Clorox Co	160,485	21,169,576

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – 1.5%
Carlisle Cos Inc	.591,495	$59,321,034
Information Technology Services – 2.4%
Jack Henry & Associates Inc	229,814	23,622,581
Total System Services Inc	1,103,652	72,289,206
		95,911,787
Insurance – 9.6%
Hartford Financial Services Group Inc	1,754,750	97,265,793
RenaissanceRe Holdings Ltd	622,408	84,112,217
Torchmark Corp	1,233,248	98,770,832
XL Group Ltd	2,620,576	103,381,723
		383,530,565
Life Sciences Tools & Services – 1.7%
Agilent Technologies Inc	534,444	34,311,305
INC Research Holdings Inc*	625,327	32,704,602
		67,015,907
Machinery – 4.0%
Donaldson Co Inc	861,007	39,554,662
Lincoln Electric Holdings Inc	402,179	36,871,771
Trinity Industries Inc	2,585,065	82,463,574
		158,890,007
Media – 1.7%
Omnicom Group Inc	911,667	67,527,175
Metals & Mining – 1.6%
Compass Minerals International Inc	963,183	62,510,577
Oil, Gas & Consumable Fuels – 5.3%
Cimarex Energy Co	798,278	90,740,260
Gulfport Energy Corp*	2,776,367	39,813,103
Newfield Exploration Co*	1,014,989	30,114,724
Noble Energy Inc	1,798,435	51,003,617
		211,671,704
Software – 3.5%
Check Point Software Technologies Ltd*	368,715	42,040,884
Synopsys Inc*	1,219,877	98,236,695
		140,277,579
Specialty Retail – 1.1%
O'Reilly Automotive Inc*	117,830	25,377,047
Sally Beauty Holdings Inc*	925,865	18,128,437
		43,505,484
Trading Companies & Distributors – 1.1%
Fastenal Co	929,481	42,365,744
Total Common Stocks (cost $3,007,867,250)		3,796,900,911
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $19,000)	19,000	19,000
Repurchase Agreements – 4.7%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,008,250) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $50,004,125 collateralized by $101,492,000 in U.S. Treasuries 1.5000% - 2.2500%, 11/30/19 - 11/15/24 with a value of $102,001,391	$50,000,000	50,000,000
Undivided interest of 21.2% in a joint repurchase agreement (principal amount $60,000,000 with a maturity value of $60,004,950) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $12,701,048 collateralized by $60,660,000 in U.S. Treasuries 0% - 2.2500%, 1/18/18 - 11/15/24 with a value of $61,202,420	12,700,000	12,700,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,021,250) with RBC Capital Markets Corp., 1.0200%, dated 9/29/17, maturing 10/2/17 to be repurchased at $125,010,625 collateralized by $232,078,183 in U.S. Treasuries 0% - 7.1250%, 1/18/18 - 11/15/46 with a value of $255,000,096	125,000,000	125,000,000
Total Repurchase Agreements (cost $187,700,000)		187,700,000
Total Investments (total cost $3,195,586,250) – 100.0%		3,984,619,911
Cash, Receivables and Other Assets, net of Liabilities – 0%		458,940
Net Assets – 100%		$3,985,078,851

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,895,085,433	97.7%

Canada	47,493,594	1.2
Israel	42,040,884	1.1

Total	$3,984,619,911	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$—	$—	$—	$19,000

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	—	19,000	—	19,000

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,796,900,911	$-	$-
Investment Companies	-	19,000	-
Repurchase Agreements	-	187,700,000	-
Total Assets	$3,796,900,911	$187,719,000	$-

Organization and Significant Accounting Policies

Janus Henderson Mid Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Money Market Fund

Schedule of Investments (unaudited)

September 30, 2017

Principal Amounts		Value
Certificates of Deposit – 21.5%
Bank of Montreal/Chicago IL, 1.2700%, 11/17/17	$25,000,000	$25,000,000
Bank of Montreal/Chicago IL, 1.3100%, 12/7/17	5,600,000	5,600,000
Bank of Tokyo-Mitsubishi UFJ Ltd/New York NY, 1.2100%, 10/10/17	40,000,000	40,000,000
Sumitomo Mitsui Banking Corp/New York, 1.2000%, 10/18/17	35,000,000	35,000,000
Svenska Handelsbanken/New York NY, 1.2250%, 10/24/17	15,000,000	15,000,000
Toronto-Dominion Bank/NY, 1.2800%, 11/1/17	23,000,000	23,000,000
Toronto-Dominion Bank/NY, 1.2800%, 1/22/18	20,000,000	20,000,000
Wells Fargo Bank NA, 1.2400%, 11/3/17	25,000,000	25,000,000
Total Certificates of Deposit (cost $188,600,000)		188,600,000
Commercial Paper – 29.2%
Atlantic Asset Securitization LLC, 1.2245%, 10/20/17 (Section 4(2))	20,000,000	19,987,999
Australia & New Zealand Banking Group Ltd, 1.2311%, 10/3/17 (Section 4(2))	15,000,000	14,999,497
Australia & New Zealand Banking Group Ltd, 1.2257%, 10/6/17 (Section 4(2))	8,000,000	7,998,932
Australia & New Zealand Banking Group Ltd, 1.2465%, 10/10/17 (Section 4(2))	20,000,000	19,994,570
BNP Paribas SA/New York NY, 1.1631%, 10/26/17	2,700,000	2,697,948
JP Morgan Securities LLC, 1.3622%, 10/2/17	25,000,000	25,000,000
JP Morgan Securities LLC, 1.3807%, 11/16/17	18,000,000	17,969,595
Manhattan Asset Funding Co LLC, 1.2555%, 10/18/17 (Section 4(2))	22,000,000	21,987,971
Manhattan Asset Funding Co LLC, 1.2764%, 11/3/17 (Section 4(2))	20,000,000	19,977,773
Nieuw Amsterdam Receivables Corp, 1.3186%, 11/16/17 (Section 4(2))	19,100,000	19,069,176
Svenska Handelsbanken AB, 1.2877%, 11/20/17 (Section 4(2))	19,000,000	18,967,392
Swedbank AB, 1.3295%, 12/1/17	22,000,000	21,952,289
Swedbank AB, 1.2877%, 12/6/17	20,000,000	19,954,480
Victory Receivables Corp, 1.2661%, 10/5/17 (Section 4(2))	25,600,000	25,597,353
Total Commercial Paper (cost $256,154,975)		256,154,975
U.S. Government Agency Notes – 1.9%
Federal Home Loan Bank Discount Notes:
1.0260%, 10/6/17	7,000,000	6,999,206
1.0412%, 11/15/17	10,000,000	9,987,348
Total U.S. Government Agency Notes (cost $16,986,554)		16,986,554
Variable Rate Demand Agency Notes‡ – 26.5%
Breckenridge Terrace LLC, 1.3300%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 1.3300%, 5/2/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 1.2000%, 7/1/33	800,000	800,000
County of Eagle CO, 1.3300%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 1.3300%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 1.2400%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 1.2400%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 1.2500%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 1.2400%, 7/1/26	3,790,000	3,790,000
J-Jay Properties LLC, 1.3500%, 7/2/35	515,000	515,000
Kaneville Road Joint Venture Inc, 1.2400%, 11/1/32	4,730,000	4,730,000
Lavonia O Frick Family Trust, 1.2400%, 8/1/28	3,950,000	3,950,000
Lush Properties LLC, 1.2400%, 11/1/33	5,395,000	5,395,000
Lynette J Keane Insurance Trust 2010, 1.2400%, 10/3/33	8,870,000	8,870,000
Lynette Kerrane-Darragh Children's Trust, 1.2400%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 1.2366%, 11/1/35	4,025,000	4,025,000
Michael Dennis Sullivan Irrevocable Trust, 1.2400%, 2/1/35	11,375,000	11,375,000
Mississippi Business Finance Corp, 1.2500%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 1.2500%, 12/1/35	5,850,000	5,850,000
Phenix City Downtown Redevelopment Authority, 1.2400%, 2/1/33	4,395,000	4,395,000
Phoenix Realty Special Account-U LP, 1.2500%, 4/1/20	1,675,000	1,675,000
RDR Investment Co LLC, 1.2800%, 11/1/19	475,000	475,000
SSAB AB, 1.2400%, 4/1/34	30,000,000	30,000,000
SSAB AB, 1.2400%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 1.2400%, 5/1/46	13,875,000	13,875,000
Sunroad Centrum Apartments 4 LP, 1.3000%, 5/3/55	33,795,000	33,795,000
Tenderfoot Seasonal Housing LLC, 1.3300%, 7/2/35	5,700,000	5,700,000
Tift County Development Authority, 1.2000%, 2/1/18	2,600,000	2,600,000
University of Illinois, 1.1900%, 4/1/44	7,415,000	7,415,000
Total Variable Rate Demand Agency Notes (cost $231,755,000)		231,755,000
Repurchase Agreements(a) – 20.9%
Goldman Sachs & Co., 1.0100%, dated 9/29/17, maturing 10/2/17 to be repurchased at $100,008,417 collateralized by $99,737,530 in U.S. Government Agencies 2.2500% - 94.8333%, 6/1/19 - 9/25/47 with a value of $102,000,000	100,000,000	100,000,000

Principal Amounts		Value
Repurchase Agreements(a) – (continued)
Undivided interest of 41.4% in a joint repurchase agreement (principal amount $200,000,000 with a maturity value of $200,017,000) with HSBC Securities (USA), Inc., 1.0200%, dated 9/29/17, maturing 10/2/17 to be repurchased at $82,707,030 collateralized by $204,410,000 in a U.S. Treasury 0%, 10/26/17 - 2/1/18 with a value of $204,001,801	$82,700,000	$82,700,000
Total Repurchase Agreements (cost $182,700,000)		182,700,000
Total Investments (total cost $876,196,529) – 100.0%		876,196,529
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(11,832)
Net Assets – 100%		$876,184,697

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2017.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$188,600,000	$-
Commercial Paper	-	256,154,975	-
U.S. Government Agency Notes	-	16,986,554	-
Variable Rate Demand Agency Notes	-	231,755,000	-
Repurchase Agreements	-	182,700,000	-
Total Assets	$-	$876,196,529	$-

Organization and Significant Accounting Policies

Janus Henderson Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Multi-Sector Income Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 27.3%
A10 Term Asset Financing 2017-1 LLC, 4.7000%, 3/15/36 (144A)	$600,000	$599,986
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	65,000	66,420
Apollo Aviation Securitization Equity Trust 2016-2, 5.9260%, 11/15/41	693,150	696,616
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	1,800,000	1,761,662
BAMLL Commercial Mortgage Securities Trust 2014-FL1,
ICE LIBOR USD 1 Month + 5.5000%, 6.7344%, 12/15/31 (144A)	716,520	674,642
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000	170,630
BHMS 2014-ATLS Mortgage Trust, 6.2460%, 7/5/33 (144A)‡	210,000	215,457
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	883,582	865,910
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.6712%, 4/10/29 (144A)‡	250,000	253,383
CGMS Commercial Mortgage Trust 2017-MDDR,
ICE LIBOR USD 1 Month + 3.2500%, 4.4844%, 7/15/30 (144A)	1,200,000	1,199,996
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	638,400	663,421
Commonbond Student Loan Trust, 5.2800%, 5/25/41 (144A)	750,000	746,822
Conn Funding II LP, 5.1100%, 2/15/20 (144A)	1,000,000	1,006,625
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 3.5000%, 4.7340%, 11/15/33 (144A)	336,000	337,887
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 4.6500%, 5.8840%, 11/15/33 (144A)	372,000	374,787
CSMC 2017-HD Trust,
ICE LIBOR USD 1 Month + 3.6500%, 4.8844%, 2/15/31 (144A)	500,000	500,314
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	512,000	518,277
ECAF I Ltd, 4.9470%, 6/15/40 (144A)	475,715	476,124
ECAF I Ltd, 5.8020%, 6/15/40 (144A)	1,064,999	1,067,595
Exeter Automobile Receivables Trust 2017-3, 3.6800%, 7/17/23 (144A)	800,000	797,462
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 5.2500%, 6.4872%, 10/25/23	130,762	150,583
Freddie Mac Structured Agency Credit Risk Debt Notes,
ICE LIBOR USD 1 Month + 4.7000%, 5.9372%, 4/25/28	250,000	287,326
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	463,000	463,735
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 5.5500%, 4.3139%, 1/20/44¤	1,345,018	224,292
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 6.1500%, 4.9156%, 10/16/55¤	1,789,111	389,855
Government National Mortgage Association, 1.0367%, 5/16/58‡,¤	7,506,338	603,589
GS Mortgage Securities Trust 2014-GSFL,
ICE LIBOR USD 1 Month + 5.9500%, 7.1844%, 7/15/31 (144A)	1,773,000	1,775,779
GSCCRE Commercial Mortgage Trust 2015-HULA,
ICE LIBOR USD 1 Month + 4.4000%, 5.6344%, 8/15/32 (144A)	448,000	449,395
Hertz Vehicle Financing LLC, 5.3100%, 10/25/23 (144A)	500,000	496,803
Icon Brand Holdings LLC, 4.2290%, 1/25/43 (144A)	1,050,726	1,001,930
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
0.8169%, 11/15/43 (144A)‡,¤	23,602,825	461,520
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
3.3920%, 11/15/43 (144A)	901,420	816,438
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
5.8502%, 11/15/43 (144A)‡	100,000	102,277
JP Morgan Chase Commercial Mortgage Securities Trust 2014-DSTY,
3.9314%, 6/10/27 (144A)‡	1,034,000	976,459
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
ICE LIBOR USD 1 Month + 4.5000%, 5.7361%, 7/15/36 (144A)	1,120,000	1,132,581
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	778,000	764,187
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	247,000	247,636
LB-UBS Commercial Mortgage Trust 2007-C7, 6.3892%, 9/15/45‡	4,650,000	4,730,424
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	654,000	649,150
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000	468,787
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21,
1.2878%, 3/15/48 (144A)‡,¤	7,216,925	459,047
Oportun Funding VI LLC, 3.9700%, 6/8/23 (144A)‡	600,000	592,753
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	573,000	578,122
Prop 2017-1 Ltd, 9.5500%, 3/15/42Ç	475,000	474,934
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000	165,969
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000	242,240
S-Jets 2017-1 Ltd, 7.0210%, 8/15/42 (144A)	989,583	987,980
Starwood Retail Property Trust 2014-STAR,
ICE LIBOR USD 1 Month + 3.2500%, 4.4844%, 11/15/27 (144A)	770,000	744,816
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	125,730	128,182
Tricon American Homes 2016-SFR1 Trust, 4.8780%, 11/17/33 (144A)	700,000	721,468

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	$500,000		$515,277
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	664,615		675,416
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4830%, 12/15/43‡	4,812,719		4,838,989
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.5130%, 12/15/43‡	1,403,603		1,321,129
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 6.1483%, 4/15/47‡	275,000		282,972
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 6.2083%, 4/15/47‡	500,000		504,834
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2736%, 5/15/46‡	32,916		33,431
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3365%, 9/15/58 (144A)‡,¤	10,178,751		785,929
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.3365%, 9/15/58 (144A)‡,¤	4,016,534		287,221
Willis Engine Structured Trust III, 6.3600%, 8/15/42 (144A)Ç	996,250		979,347
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $44,373,167)			44,506,818
Bank Loans and Mezzanine Loans – 15.1%
Asset-Backed Securities – 0.5%
Cosmo Junior Mezz Note A4, 9.8270%, 10/9/17 (144A)Ø	897,000		897,000
Banking – 0.1%
Vantiv LLC - Term Loan B, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	189,552		189,552
Vantiv LLC - Term Loan B1, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	53,448		53,408
			242,960
Basic Industry – 1.7%
Ashland LLC, ICE LIBOR USD + 2.0000%, 3.2917%, 5/17/24	93,000		93,326
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.3328%, 6/1/24	1,024,433		1,029,022
Blackhawk Mining LLC, ICE LIBOR USD + 9.5000%, 10.7800%, 2/17/22	1,171,648		1,072,479
New Arclin US Holding Corp, ICE LIBOR USD + 8.7500%, 10.0828%, 2/14/25	500,000		504,375
			2,699,202
Capital Goods – 2.1%
Anchor Glass Container Corp, ICE LIBOR USD + 7.7500%, 9.0672%, 12/7/24	500,000		504,165
Avolon TLB Borrower 1 US LLC, ICE LIBOR USD + 2.7500%, 3.9861%, 3/21/22	89,000		89,166
Consolidated Container Co LLC, ICE LIBOR USD + 3.5000%, 4.7350%, 5/22/24	380,000		382,060
NCI Building Systems Inc, ICE LIBOR USD + 3.0000%, 4.2317%, 6/24/22	830,000		830,415
Ozark Holdings Inc, ICE LIBOR USD + 4.7500%, 4.9850%, 7/3/23	504,452		507,923
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2389%, 2/5/23	1,119,361		1,123,391
			3,437,120
Communications – 2.2%
Altice US Finance I Corp, ICE LIBOR USD + 2.2500%, 3.4850%, 7/28/25	716,405		712,643
Cable One Inc, ICE LIBOR USD + 2.2500%, 3.5700%, 5/1/24	997,500		1,002,487
Entravision Communications Corp, ICE LIBOR USD + 2.5000%, 3.7964%, 5/31/20	1,202,684		1,201,181
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	47,799		47,910
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	381,699		382,584
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 1/19/21	58,705		58,696
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.4872%, 1/19/24	105,814		105,899
			3,511,400
Consumer Cyclical – 3.1%
Casablanca US Holdings Inc, ICE LIBOR USD + 9.0000%, 10.3111%, 3/31/25	783,000		787,408
CH Hold Corp, ICE LIBOR USD + 7.2500%, 8.4850%, 2/3/25	1,000,000		1,020,000
Hudson's Bay Co, ICE LIBOR USD + 3.2500%, 4.5222%, 9/30/22	315,744		306,272
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.2344%, 6/16/23	447,750		449,429
L1R HB Finance Ltd, ICE LIBOR GBP + 5.2500%, 5.5794%, 8/30/24	540,000	GBP	703,856
Las Vegas Sands LLC, ICE LIBOR USD + 2.0000%, 3.2350%, 3/29/24	292,478		293,574
PF Chang's China Bistro Inc, ICE LIBOR USD + 5.0000%, 6.2372%, 9/1/22	611,000		580,450
Staples Inc, ICE LIBOR USD + 4.0000%, 0%, 9/12/24(a)	884,000		879,739
			5,020,728
Consumer Non-Cyclical – 3.0%
Diamond BC BV, ICE LIBOR USD + 3.0000%, 4.3161%, 9/6/24	256,000		255,086
Jaguar Holding Co II, ICE LIBOR USD + 2.7500%, 4.0193%, 8/18/22	497,455		499,789
Moran Foods LLC, ICE LIBOR USD + 6.0000%, 7.2350%, 12/5/23	749,338		685,644
NVA Holdings Inc/United States, ICE LIBOR USD + 3.5000%, 4.8328%, 8/14/21	747,178		752,080
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.4900%, 5/24/24	65,000		65,126
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 0%, 1/17/25(a)	1,600,000		1,607,424
Serta Simmons Bedding LLC, ICE LIBOR USD + 8.0000%, 9.3119%, 11/8/24	360,747		346,093
Sundial Brands LLC, ICE LIBOR USD + 4.7500%, 5.9872%, 8/15/24	715,000		704,275
			4,915,517
Energy – 0.1%
Chesapeake Energy Corp, ICE LIBOR USD + 7.5000%, 8.8144%, 8/23/21	124,000		133,493
Chief Exploration & Development LLC,
ICE LIBOR USD + 6.5000%, 7.9586%, 5/16/21	10,000		9,763
			143,256
Finance Companies – 0.1%
RPI Finance Trust, ICE LIBOR USD + 2.0000%, 3.3328%, 3/27/23	174,676		175,113
Insurance – 0.5%
MPH Acquisition Holdings LLC, ICE LIBOR USD + 3.0000%, 4.3328%, 6/7/23	797,472		803,206

Shares or Principal Amounts			Value
Bank Loans and Mezzanine Loans – (continued)
Non-Agency Commercial Mortgage-Backed Securities – 1.2%
Mural Loft Loan, 8.9500%, 7/13/21 (144A)Ø, §	$1,945,000		$1,945,000
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, ICE LIBOR USD + 8.2500%, 9.5611%, 11/4/22	20,511		20,511
Technology – 0.5%
Almonde Inc, ICE LIBOR USD + 7.2500%, 8.5669%, 6/13/25	480,000		487,714
Inmar Inc, ICE LIBOR USD + 8.0000%, 9.2722%, 5/1/25	325,000		325,000
			812,714
Total Bank Loans and Mezzanine Loans (cost $24,634,329)			24,623,727
Corporate Bonds – 45.9%
Banking – 0.3%
Ally Financial Inc, 8.0000%, 12/31/18	420,000		449,274
Basic Industry – 5.2%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	467,000		497,355
Allegheny Technologies Inc, 9.3750%, 6/1/19	690,000		753,825
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp,
7.5000%, 5/1/25 (144A)	767,000		795,763
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	430,000		447,110
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	264,000		270,758
ArcelorMittal, 7.5000%, 10/15/39	454,000		544,800
CF Industries Inc, 6.8750%, 5/1/18	430,000		441,825
HB Fuller Co, 4.0000%, 2/15/27	98,000		93,600
IAMGOLD Corp, 7.0000%, 4/15/25 (144A)	515,000		543,969
Kinross Gold Corp, 4.5000%, 7/15/27 (144A)†	1,200,000		1,210,500
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	433,000		471,970
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	1,160,000		1,202,050
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	417,000		478,508
TMS International Corp, 7.2500%, 8/15/25 (144A)	695,000		710,638
			8,462,671
Brokerage – 1.0%
CBOE Holdings Inc, 3.6500%, 1/12/27	548,000		560,911
E*TRADE Financial Corp, 2.9500%, 8/24/22	296,000		296,568
E*TRADE Financial Corp, 3.8000%, 8/24/27	122,000		123,405
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	48,000		46,356
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000		37,041
Raymond James Financial Inc, 4.9500%, 7/15/46	287,000		308,469
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	161,000		183,226
			1,555,976
Capital Goods – 5.0%
Arconic Inc, 5.4000%, 4/15/21	294,000		315,403
Arconic Inc, 5.9500%, 2/1/37	560,000		593,845
Beacon Roofing Supply Inc, 6.3750%, 10/1/23	3,000		3,195
Brundage-Bone Concrete Pumping Inc, 10.3750%, 9/1/23 (144A)	100,000		103,000
General Electric Co, ICE LIBOR USD 3 Month + 2.2890%, 6.3750%, 11/15/67†	1,131,000		1,133,488
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%µ	123,000		130,097
Masco Corp, 6.5000%, 8/15/32	32,000		38,139
Masonite International Corp, 5.6250%, 3/15/23 (144A)	1,000,000		1,046,550
Meccanica Holdings USA Inc, 6.2500%, 1/15/40 (144A)	1,450,000		1,638,500
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)†	847,000		908,407
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22†	785,000		883,125
Vulcan Materials Co, 7.5000%, 6/15/21	11,000		12,856
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	1,256,000		1,416,140
			8,222,745
Communications – 6.7%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	757,000		798,635
AT&T Inc, 4.9000%, 8/14/37	539,000		545,352
Belo Corp, 7.2500%, 9/15/27	32,000		36,000
Block Communications Inc, 6.8750%, 2/15/25 (144A)	421,000		456,911
CCO Holdings LLC / CCO Holdings Capital Corp, 5.0000%, 2/1/28 (144A)	679,000		679,000
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	471,000		481,009
Clear Channel International BV, 8.7500%, 12/15/20 (144A)†	1,263,000		1,326,150
Comcast Corp, 3.1500%, 2/15/28	660,000		657,256
Crown Castle International Corp, 3.6500%, 9/1/27	730,000		729,276
Embarq Corp, 7.9950%, 6/1/36	770,000		781,550
Frontier Communications Corp, 8.1250%, 10/1/18	453,000		457,530
GTT Communications Inc, 7.8750%, 12/31/24 (144A)	738,000		784,125
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.8750%, 5/15/24 (144A)#	352,000		347,160
Midcontinent Communications / Midcontinent Finance Corp,
6.8750%, 8/15/23 (144A)	500,000		538,750
Netflix Inc, 3.6250%, 5/15/27†	806,000	EUR	966,910
Salem Media Group Inc, 6.7500%, 6/1/24 (144A)	348,000		361,920

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
UBM PLC, 5.7500%, 11/3/20 (144A)†	$963,000		$1,010,753
			10,958,287
Consumer Cyclical – 9.8%
1011778 BC ULC / New Red Finance Inc, 5.0000%, 10/15/25 (144A)	665,000		676,638
AMC Entertainment Holdings Inc, 6.3750%, 11/15/24	220,000	GBP	298,293
American Tire Distributors Inc, 10.2500%, 3/1/22 (144A)†	814,000		848,839
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	216,000		220,320
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.7500%, 8/1/25 (144A)	708,000		700,920
Beazer Homes USA Inc, 7.2500%, 2/1/23	769,000		799,760
Brinker International Inc, 5.0000%, 10/1/24 (144A)	525,000		520,406
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Prope, 8.0000%, 10/1/20	206,000		210,635
CCM Merger Inc, 6.0000%, 3/15/22 (144A)	200,000		206,774
Century Communities Inc, 6.8750%, 5/15/22	298,000		314,688
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	204,000		216,240
General Motors Co, 5.4000%, 4/1/48	790,000		818,503
Golden Nugget Inc, 8.7500%, 10/1/25 (144A)	2,383,000		2,424,702
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)†	1,114,000		1,172,485
Jacobs Entertainment Inc, 7.8750%, 2/1/24 (144A)	430,000		463,325
JC Penney Corp Inc, 8.1250%, 10/1/19	133,000		141,978
M/I Homes Inc, 5.6250%, 8/1/25 (144A)	804,000		821,085
Men's Wearhouse Inc, 7.0000%, 7/1/22	608,000		579,120
Meritage Homes Corp, 7.1500%, 4/15/20	544,000		598,400
Mohegan Gaming & Entertainment, 7.8750%, 10/15/24 (144A)#	524,000		560,025
New Home Co Inc, 7.2500%, 4/1/22	312,000		322,140
PulteGroup Inc, 7.8750%, 6/15/32	100,000		122,530
Rite Aid Corp, 9.2500%, 3/15/20	1,135,000		1,170,469
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	398,000		387,055
Staples Inc, 8.5000%, 9/15/25 (144A)	665,000		646,713
Weekley Homes LLC / Weekley Finance Corp, 6.0000%, 2/1/23	475,000		465,500
Weekley Homes LLC / Weekley Finance Corp, 6.6250%, 8/15/25 (144A)	344,000		332,820
			16,040,363
Consumer Non-Cyclical – 6.9%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	742,000		714,175
Anheuser-Busch InBev Finance Inc, 4.7000%, 2/1/36	258,000		285,591
Avantor Inc, 6.0000%, 10/1/24 (144A)	266,000		272,318
Becton Dickinson and Co, ICE LIBOR USD 3 Month + 1.0300%, 2.3461%, 6/6/22	607,000		610,294
CHS/Community Health Systems Inc, 6.2500%, 3/31/23	374,000		369,325
Dole Food Co Inc, 7.2500%, 6/15/25 (144A)	701,000		757,956
HCA Inc, 4.5000%, 2/15/27	156,000		159,510
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	328,000		334,560
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000		55,080
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	300,000		298,875
Mallinckrodt International Finance SA, 3.5000%, 4/15/18	766,000		767,685
McCormick & Co Inc/MD, 3.1500%, 8/15/24	455,000		458,606
McCormick & Co Inc/MD, 3.4000%, 8/15/27	305,000		305,947
Molson Coors Brewing Co, 3.0000%, 7/15/26	168,000		163,321
Newell Brands Inc, 5.0000%, 11/15/23	245,000		261,224
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)†	772,000		819,092
Surgery Center Holdings Inc, 8.8750%, 4/15/21 (144A)§	775,000		813,750
Tenet Healthcare Corp, 5.1250%, 5/1/25 (144A)	642,000		633,173
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	1,080,000		1,064,273
Universal Hospital Services Inc, 7.6250%, 8/15/20	773,000		782,663
Valeant Pharmaceuticals International, 7.2500%, 7/15/22 (144A)†	985,000		960,375
West Street Merger Sub Inc, 6.3750%, 9/1/25 (144A)	368,000		366,160
			11,253,953
Electric – 0.3%
Calpine Corp, 5.3750%, 1/15/23#	562,000		547,332
Energy – 4.2%
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	82,000		75,235
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	418,000		432,630
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	32,000		34,400
Genesis Energy LP / Genesis Energy Finance Corp, 5.7500%, 2/15/21	675,000		677,531
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	702,000		706,388
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	406,000		331,905
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	431,000		553,550
NGL Energy Partners LP / NGL Energy Finance Corp, 6.1250%, 3/1/25	361,000		335,730
Noble Holding US LLC/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC,
7.5000%, 3/15/19	324,000		333,720
Oceaneering International Inc, 4.6500%, 11/15/24	495,000		492,136
Plains All American Pipeline LP / PAA Finance Corp, 4.3000%, 1/31/43	580,000		497,609
Rowan Cos Inc, 7.8750%, 8/1/19	159,000		172,515
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26	537,000		600,542

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
SESI LLC, 7.1250%, 12/15/21	$273,000	$278,460
SM Energy Co, 6.5000%, 11/15/21	420,000	424,200
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.5000%, 6/1/24	235,000	236,175
Suburban Propane Partners LP/Suburban Energy Finance Corp, 5.8750%, 3/1/27	589,000	583,110
		6,765,836
Finance Companies – 1.0%
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)†	1,250,000	1,312,500
Quicken Loans Inc, 5.7500%, 5/1/25 (144A)	46,000	48,300
Topaz Marine SA, 9.1250%, 7/26/22 (144A)	328,000	328,246
		1,689,046
Industrial – 0.3%
Great Lakes Dredge & Dock Corp, 8.0000%, 5/15/22	467,000	484,513
Insurance – 1.0%
Chubb INA Holdings Inc, 4.3500%, 11/3/45	865,000	949,989
Molina Healthcare Inc, 4.8750%, 6/15/25 (144A)	725,000	714,125
		1,664,114
Owned No Guarantee – 0.4%
DAE Funding LLC, 4.5000%, 8/1/22 (144A)	644,000	660,020
Technology – 3.5%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	584,000	586,044
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	333,000	346,320
Alliance Data Systems Corp, 5.3750%, 8/1/22 (144A)	433,000	445,990
Blackboard Inc, 9.7500%, 10/15/21 (144A)#	536,000	478,380
Brocade Communications Systems Inc, 4.6250%, 1/15/23	574,000	588,350
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24	359,000	384,130
Equifax Inc, 3.2500%, 6/1/26	653,000	615,889
First Data Corp, 7.0000%, 12/1/23 (144A)	575,000	613,985
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	809,000	824,169
Trimble Inc, 4.7500%, 12/1/24	69,000	74,119
VMware Inc, 2.9500%, 8/21/22	714,000	716,398
		5,673,774
Transportation – 0.3%
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	450,000	466,875
Total Corporate Bonds (cost $74,068,771)		74,894,779
Foreign Government Bonds – 0.4%
Provincia de Cordoba, 7.1250%, 8/1/27 (144A) (cost $563,950)	564,000	590,756
Mortgage-Backed Securities – 7.8%
Fannie Mae Pool:
6.5000%, 11/1/26	222,877	246,969
7.5000%, 7/1/28	163,321	181,959
6.5000%, 12/1/28	72,627	82,490
6.5000%, 5/1/29	91,713	103,556
6.5000%, 9/1/33	85,524	97,425
6.5000%, 3/1/35	62,302	70,970
6.5000%, 12/1/35	86,737	99,231
5.5000%, 10/1/41	83,476	94,170
4.0000%, 7/1/44	63,257	67,739
4.0000%, 8/1/44	40,562	43,446
3.5000%, 2/1/45	55,694	57,676
4.5000%, 5/1/45	191,603	210,588
4.5000%, 10/1/45	208,443	229,104
3.5000%, 12/1/45	54,352	56,441
3.5000%, 1/1/46	946,907	983,377
4.5000%, 2/1/46	69,235	75,806
4.5000%, 11/1/46	45,053	49,351
4.5000%, 4/1/47	1,051,360	1,151,676
3.5000%, 9/1/47	1,706,250	1,759,589
3.5000%, 9/1/47	263,145	272,913
4.5000%, 9/1/47	501,420	552,718
4.5000%, 9/1/47	374,800	413,607
		6,900,801
Freddie Mac Gold Pool:
5.0000%, 3/1/42	54,215	60,213
3.5000%, 2/1/44	20,673	21,388
4.0000%, 4/1/45	103,874	110,255
4.5000%, 2/1/46	681,464	748,755
3.5000%, 9/1/47	1,187,210	1,225,148
3.5000%, 9/1/47	674,470	696,023
3.5000%, 9/1/47	526,535	546,713
4.0000%, 9/1/47	609,013	641,252
		4,049,747
Ginnie Mae I Pool:
7.5000%, 6/15/32	180,743	218,610

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
6.0000%, 1/15/34	$142,141	$166,225
6.0000%, 7/15/34	539,950	614,321
4.0000%, 8/15/45	693,913	743,585
		1,742,741
Ginnie Mae II Pool:
4.0000%, 10/20/45	78,427	83,854
Total Mortgage-Backed Securities (cost $12,831,371)		12,777,143
United States Treasury Notes/Bonds – 0%
2.2500%, 8/15/27 (cost $23,139)	23,000	22,833
Common Stocks – 0.1%
Industrial Conglomerates – 0.1%
General Electric Co	.6,284	151,947
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,¢,§	542	9,057
Total Common Stocks (cost $190,730)		161,004
Preferred Stocks – 1.5%
Banks – 0.6%
Citigroup Capital XIII, 7.6811%	36,600	1,016,748
Capital Markets – 0.9%
Carlyle Group LP, 5.8750%	59,450	1,520,731
Total Preferred Stocks (cost $2,460,176)		2,537,479
Investment Companies – 3.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	1,475,368	1,475,368
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	4,690,697	4,690,697
Total Investment Companies (cost $6,166,065)		6,166,065
Total Investments (total cost $165,311,698) – 101.9%		166,280,604
Liabilities, net of Cash, Receivables and Other Assets – (1.9)%		(3,160,960)
Net Assets – 100%		$163,119,644

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$150,099,539	90.3%
Canada	3,215,887	1.9
Ireland	2,945,385	1.8
United Kingdom	2,432,477	1.5
Italy	1,638,500	1.0
Luxembourg	1,343,435	0.8
Israel	1,064,273	0.6
United Arab Emirates	988,266	0.6
Bermuda	987,980	0.6
Brazil	688,515	0.4
Argentina	590,756	0.3
Belgium	285,591	0.2

Total	$166,280,604	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 3.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$3,161∆	$—	$—	$1,475,368
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	34,236	—	—	4,690,697

Total Affiliated Investments – 3.8%	$37,397	$—	$—	$6,166,065

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 3.8%
Investments Purchased with Cash Collateral from Securities Lending – 0.9%
Janus Cash Collateral Fund LLC, 0.9785%ºº	422,053	3,411,735	(2,358,420)	1,475,368
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	10,604,010	56,200,687	(62,114,000)	4,690,697

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	10/25/17	(750,000)	$971,828	$(33,791)
Euro	10/25/17	(7,000)	8,350	66

				(33,725)
Barclays Capital, Inc.:
Euro	10/25/17	(4,000)	4,772	39
Citibank NA:
British Pound	10/25/17	216,000	(292,291)	(2,673)
Euro	10/25/17	(362,000)	432,568	4,185

				1,512
HSBC Securities (USA), Inc.:
British Pound	10/25/17	(217,000)	280,917	(10,042)
JPMorgan Chase & Co.:
Euro	10/25/17	(460,000)	548,513	4,158
Total				$(38,058)

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Ultra 10-Year US Treasury Note	2	12/19/17	$2,000	$(3,625)	$(313)
US Treasury Long Bond	5	12/19/17	5,000	(13,531)	(625)
Total - Futures Purchased				(17,156)	(938)
Futures Sold:
10-Year US Treasury Note	6	12/19/17	6,000	8,625	750
2-Year US Treasury Note	7	12/29/17	14,000	3,938	109
5-Year US Treasury Note	17	12/29/17	17,000	15,645	1,063
Total - Futures Sold				28,208	1,922
Total				$11,052	$984

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Credit default swaps, long	$ 23,611
Forward currency contracts, purchased	72,405
Forward currency contracts, sold	1,711,465
Futures contracts, purchased	5,372,281
Futures contracts, sold	4,415,480

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $73,797,233, which represents 45.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

Ø

Bank Loans often have interest rates which are predetermined daily, monthly, quarterly or semi-annually using a base lending rate, plus premium. These base lending rates may use the London-Interbank Offered Rate (“LIBOR”), or the prime rate offered by one or more major US banks (known as the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates primarily used by commercial lenders.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $12,027,926.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Mural Loft Loan, 8.9500%, 7/13/21	7/13/17	$1,945,000	$1,945,000	1.2%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	9,057	0.0
Surgery Center Holdings Inc, 8.8750%, 4/15/21	9/29/17	815,687	813,750	0.5
Total		$2,771,077	$2,767,807	1.7%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$44,506,818	$-
Bank Loans and Mezzanine Loans	-	24,623,727	-
Corporate Bonds	-	74,894,779	-
Foreign Government Bonds	-	590,756	-
Mortgage-Backed Securities	-	12,777,143	-
United States Treasury Notes/Bonds	-	22,833	-
Common Stocks
Specialty Retail	-	-	9,057
All Other	151,947	-	-
Preferred Stocks	-	2,537,479	-
Investment Companies	-	6,166,065	-
Total Investments in Securities	$151,947	$166,119,600	$9,057
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	8,448	-
Variation Margin Receivable	1,922	-	-
Total Assets	$152,931	$167,359,845	$9,057
Liabilities
Other Financial Instruments(a):
Variation Margin Payable	$938	$-	$-

Forward Foreign Currency Exchange Contracts	$-	$46,506	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Multi-Sector Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of September 30, 2017.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

A Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of the Fund’s filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Value Plus Income Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,721
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,247
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,488
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	41,000	41,715
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	136,143	137,164
Coinstar Funding LLC Series 2017-1, 5.2160%, 4/25/47 (144A)	51,870	53,903
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 2.1000%, 3.3340%, 11/15/33 (144A)	10,000	10,031
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 3.5000%, 4.7340%, 11/15/33 (144A)	15,000	15,084
Cosmopolitan Hotel Trust 2016-COSMO,
ICE LIBOR USD 1 Month + 4.6500%, 5.8840%, 11/15/33 (144A)	36,000	36,270
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,200	63,861
Domino's Pizza Master Issuer LLC, 4.1180%, 7/25/47 (144A)	54,000	54,662
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 4.2372%, 7/25/24	46,000	48,430
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.9000%, 6.1372%, 11/25/24	78,344	88,739
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 4.0000%, 5.2372%, 5/25/25	13,475	14,361
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	68,780	64,598
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	100,000	99,425
Jimmy Johns Funding LLC, 4.8460%, 7/30/47 (144A)	41,000	41,319
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	25,000	25,064
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	10,000	10,167
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.1426%, 10/5/31 (144A)‡	10,000	10,147
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	3,643	3,644
LB-UBS Commercial Mortgage Trust 2007-C7, 6.3892%, 9/15/45‡	20,000	20,294
LB-UBS Commercial Mortgage Trust 2008-C1, 6.3193%, 4/15/41‡	30,000	29,778
MSSG Trust 2017-237P, 3.3970%, 9/13/39 (144A)	40,000	40,711
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,996
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	10,000	9,941
Palisades Center Trust 2016-PLSD, 4.7370%, 4/13/33 (144A)	10,000	10,089
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,409
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	46,102
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18 (144A)§	67,000	66,989
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	44,550	45,419
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	45,315	46,051
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	59,905	60,810
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.2736%, 5/15/46‡	20,000	20,313
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.7500%, 3.9767%, 1/15/27 (144A)	25,000	25,011
Wells Fargo Commercial Mortgage Trust 2014-TISH,
ICE LIBOR USD 1 Month + 2.2500%, 3.4767%, 2/15/27 (144A)	25,000	24,983
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	90,160	90,969
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,467,766)		1,477,905
Bank Loans and Mezzanine Loans – 1.7%
Banking – 0%
Vantiv LLC - Term Loan B, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	11,000	11,000
Vantiv LLC - Term Loan B1, ICE LIBOR USD + 2.0000%, 0%, 8/7/24(a)	3,000	2,998
		13,998
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc,
ICE LIBOR USD + 2.0000%, 3.3328%, 6/1/24	127,680	128,252
Capital Goods – 0.2%
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2389%, 2/5/23	92,534	92,867
Communications – 0.5%
Level 3 Financing Inc, ICE LIBOR USD + 2.2500%, 3.4856%, 2/22/24	172,000	171,866
Mission Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	5,310	5,322
Nexstar Broadcasting Inc, ICE LIBOR USD + 2.5000%, 3.7372%, 1/17/24	42,094	42,192
Nielsen Finance LLC, ICE LIBOR USD + 2.0000%, 3.2350%, 10/4/23	46,633	46,677
Zayo Group LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 1/19/21	4,975	4,974
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.4872%, 1/19/24	44,328	44,363
		315,394

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – 0.6%
Aramark Services Inc, ICE LIBOR USD + 2.0000%, 3.2350%, 3/28/24	$52,395	$52,548
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 10/25/23	118,086	118,552
KFC Holding Co, ICE LIBOR USD + 2.0000%, 3.2344%, 6/16/23	107,042	107,443
Landry's Inc, ICE LIBOR USD + 3.2500%, 4.4883%, 10/4/23	51,230	51,342
		329,885
Consumer Non-Cyclical – 0.1%
Post Holdings Inc, ICE LIBOR USD + 2.2500%, 3.4900%, 5/24/24	13,000	13,025
Quintiles IMS Inc, ICE LIBOR USD + 2.0000%, 3.3328%, 3/7/24	51,632	51,872
		64,897
Technology – 0.1%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.2350%, 12/29/22	63,261	63,387
Total Bank Loans and Mezzanine Loans (cost $1,009,521)		1,008,680
Corporate Bonds – 26.6%
Asset-Backed Securities – 0%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	6,000	5,989
Banking – 3.6%
Ally Financial Inc, 3.2500%, 11/5/18	23,000	23,173
Ally Financial Inc, 8.0000%, 12/31/18	16,000	17,115
Bank of America Corp, 2.5030%, 10/21/22	128,000	126,754
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0900%, 3.0930%, 10/1/25	31,000	30,964
Bank of America Corp, 4.1830%, 11/25/27	66,000	68,380
Bank of America Corp, ICE LIBOR USD 3 Month + 1.8140%, 4.2440%, 4/24/38	69,000	72,952
Bank of New York Mellon Corp, 2.4500%, 8/17/26	11,000	10,467
Bank of New York Mellon Corp, 3.2500%, 5/16/27	83,000	84,165
Citigroup Inc, ICE LIBOR USD 3 Month + 1.4300%, 2.7461%, 9/1/23	35,000	35,895
Citigroup Inc, 3.2000%, 10/21/26	43,000	42,365
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28	112,000	114,930
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	14,005
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	10,371
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	59,645
Discover Financial Services, 3.9500%, 11/6/24	45,000	46,050
Discover Financial Services, 3.7500%, 3/4/25	42,000	42,151
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	87,251
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.2010%, 3.2720%, 9/29/25	78,000	78,041
Goldman Sachs Group Inc, 3.7500%, 2/25/26	29,000	29,677
Goldman Sachs Group Inc, 3.5000%, 11/16/26	58,000	58,152
Goldman Sachs Group Inc, ICE LIBOR USD 3 Month + 1.5100%, 3.6910%, 6/5/28	29,000	29,242
JPMorgan Chase & Co, 2.2950%, 8/15/21	62,000	61,938
JPMorgan Chase & Co, 3.3750%, 5/1/23	80,000	81,640
JPMorgan Chase & Co, 3.8750%, 9/10/24	15,000	15,608
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28	95,000	97,484
Morgan Stanley, ICE LIBOR USD 3 Month + 1.3400%, 3.5910%, 7/22/28	121,000	121,162
National Australia Bank Ltd/New York, 2.8000%, 1/10/22	253,000	255,772
SVB Financial Group, 5.3750%, 9/15/20	56,000	60,791
Synchrony Financial, 4.5000%, 7/23/25	52,000	54,219
Synchrony Financial, 3.7000%, 8/4/26	71,000	69,509
US Bancorp, 2.3750%, 7/22/26	70,000	66,499
Wells Fargo & Co, 3.0000%, 4/22/26	16,000	15,710
Wells Fargo & Co, 4.1000%, 6/3/26	67,000	69,615
Wells Fargo & Co, 4.3000%, 7/22/27	59,000	62,387
		2,114,079
Basic Industry – 1.4%
AK Steel Corp, 7.5000%, 7/15/23	89,000	96,787
CF Industries Inc, 6.8750%, 5/1/18	8,000	8,220
CF Industries Inc, 4.9500%, 6/1/43	99,000	91,822
CF Industries Inc, 5.3750%, 3/15/44	59,000	56,345
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	39,000	39,488
Freeport-McMoRan Inc, 3.1000%, 3/15/20	37,000	37,074
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	93,003
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	48,000	49,585
Mosaic Co, 4.2500%, 11/15/23	126,000	130,799
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	62,583
Sherwin-Williams Co, 2.7500%, 6/1/22	19,000	19,124
Sherwin-Williams Co, 3.1250%, 6/1/24	22,000	22,102
Sherwin-Williams Co, 3.4500%, 6/1/27	38,000	38,161
Sherwin-Williams Co, 4.5000%, 6/1/47	16,000	16,735
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	9,000	9,073
Steel Dynamics Inc, 5.0000%, 12/15/26	5,000	5,338
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	44,000	50,490
		826,729
Brokerage – 1.1%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	40,325

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
CBOE Holdings Inc, 3.6500%, 1/12/27	$60,000	$61,414
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	35,983
E*TRADE Financial Corp, 2.9500%, 8/24/22	63,000	63,121
E*TRADE Financial Corp, 3.8000%, 8/24/27	49,000	49,564
E*TRADE Financial Corp, ICE LIBOR USD 3 Month + 4.4350%, 5.8750%µ	10,000	10,650
Lazard Group LLC, 4.2500%, 11/14/20	52,000	54,924
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	50,000	48,288
Raymond James Financial Inc, 5.6250%, 4/1/24	104,000	117,870
Raymond James Financial Inc, 3.6250%, 9/15/26	33,000	33,037
Raymond James Financial Inc, 4.9500%, 7/15/46	60,000	64,488
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	15,000	17,071
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	29,000	29,588
TD Ameritrade Holding Corp, 3.6250%, 4/1/25†	41,000	42,381
		668,704
Capital Goods – 2.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	250,000	256,875
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	200,000	205,150
Ball Corp, 4.3750%, 12/15/20	142,000	149,100
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	53,347
CNH Industrial Capital LLC, 4.3750%, 4/5/22	80,000	84,000
Eagle Materials Inc, 4.5000%, 8/1/26	5,000	5,213
General Electric Co, ICE LIBOR USD 3 Month + 2.2890%, 6.3750%, 11/15/67	229,000	229,504
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%µ	44,000	46,539
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	45,612
Masco Corp, 4.3750%, 4/1/26	4,000	4,248
Owens Corning, 4.2000%, 12/1/24	27,000	28,428
Owens Corning, 3.4000%, 8/15/26	13,000	12,814
Rockwell Collins Inc, 3.2000%, 3/15/24	29,000	29,506
Rockwell Collins Inc, 3.5000%, 3/15/27	49,000	49,938
Vulcan Materials Co, 7.5000%, 6/15/21	18,000	21,037
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	65,066
		1,286,377
Communications – 2.8%
American Tower Corp, 3.3000%, 2/15/21	46,000	47,125
American Tower Corp, 3.4500%, 9/15/21	4,000	4,138
American Tower Corp, 3.5000%, 1/31/23	7,000	7,239
American Tower Corp, 4.4000%, 2/15/26	26,000	27,486
American Tower Corp, 3.3750%, 10/15/26	53,000	52,367
AT&T Inc, 3.4000%, 8/14/24	43,000	43,050
AT&T Inc, 3.4000%, 5/15/25	10,000	9,840
AT&T Inc, 4.2500%, 3/1/27	46,000	47,259
AT&T Inc, 3.9000%, 8/14/27	36,000	36,041
AT&T Inc, 5.2500%, 3/1/37	64,000	67,087
AT&T Inc, 5.1500%, 2/14/50	96,000	96,735
AT&T Inc, 5.3000%, 8/14/58	67,000	67,515
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	37,080
CCO Holdings LLC / CCO Holdings Capital Corp, 5.1250%, 5/1/27 (144A)	61,000	61,839
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	163,000	174,190
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.7500%, 2/15/28 (144A)	19,000	18,519
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.2000%, 3/15/28 (144A)	49,000	49,549
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.4840%, 10/23/45	8,000	9,402
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.3750%, 5/1/47 (144A)	21,000	21,730
Comcast Corp, 2.3500%, 1/15/27	10,000	9,330
Comcast Corp, 3.3000%, 2/1/27	31,000	31,415
Comcast Corp, 3.4000%, 7/15/46	7,000	6,448
Cox Communications Inc, 3.1500%, 8/15/24 (144A)	47,000	46,686
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	49,000	47,930
Cox Communications Inc, 3.5000%, 8/15/27 (144A)	42,000	41,317
Cox Communications Inc, 4.6000%, 8/15/47 (144A)	12,000	11,929
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	35,413
Crown Castle International Corp, 3.2000%, 9/1/24	41,000	40,788
Crown Castle International Corp, 3.6500%, 9/1/27	75,000	74,926
NBCUniversal Media LLC, 4.4500%, 1/15/43	11,000	11,804
Time Warner Inc, 3.6000%, 7/15/25	43,000	43,138
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	60,876
Verizon Communications Inc, 2.6250%, 8/15/26	104,000	97,395

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
Verizon Communications Inc, 4.1250%, 3/16/27	$34,000	$35,482
Verizon Communications Inc, 4.1250%, 8/15/46	42,000	38,158
Verizon Communications Inc, 4.8620%, 8/21/46	25,000	25,441
Zayo Group LLC / Zayo Capital Inc, 5.7500%, 1/15/27 (144A)	127,000	134,620
		1,671,287
Consumer Cyclical – 3.1%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	59,000	60,549
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	63,000	63,236
Amazon.com Inc, 2.8000%, 8/22/24 (144A)	31,000	31,047
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	98,000	98,377
Amazon.com Inc, 4.0500%, 8/22/47 (144A)	36,000	36,400
Coach Inc, 3.0000%, 7/15/22	21,000	20,969
Coach Inc, 4.1250%, 7/15/27	21,000	21,102
CVS Health Corp, 4.7500%, 12/1/22	22,000	24,054
CVS Health Corp, 5.0000%, 12/1/24	30,000	33,206
DR Horton Inc, 3.7500%, 3/1/19	63,000	64,178
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,213
Ford Motor Co, 4.3460%, 12/8/26	64,000	66,507
General Motors Co, 4.8750%, 10/2/23	185,000	200,016
General Motors Co, 4.2000%, 10/1/27	45,000	45,636
General Motors Financial Co Inc, 3.1000%, 1/15/19	28,000	28,393
General Motors Financial Co Inc, 3.9500%, 4/13/24	131,000	134,120
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	121,000	132,041
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	32,000	34,480
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	41,000	43,870
McDonald's Corp, 3.5000%, 3/1/27	103,000	105,830
McDonald's Corp, 4.8750%, 12/9/45	36,000	40,486
MDC Holdings Inc, 5.5000%, 1/15/24	70,000	75,404
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	268,000	290,399
Rite Aid Corp, 6.1250%, 4/1/23 (144A)	121,000	117,672
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	28,455
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	15,675
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	31,000	30,884
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	5,000	5,219
		1,854,418
Consumer Non-Cyclical – 3.5%
Abbott Laboratories, 3.8750%, 9/15/25	9,000	9,298
Abbott Laboratories, 3.7500%, 11/30/26	31,000	31,796
Allergan Funding SCS, 3.8000%, 3/15/25	87,000	90,320
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	14,000	14,224
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	76,000	78,770
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	112,000	115,822
Becton Dickinson and Co, 2.8940%, 6/6/22	32,000	32,069
Becton Dickinson and Co, 3.3630%, 6/6/24	74,000	74,661
Becton Dickinson and Co, 3.7000%, 6/6/27	51,000	51,400
Cardinal Health Inc, 2.6160%, 6/15/22	34,000	33,962
Cardinal Health Inc, 3.0790%, 6/15/24	21,000	21,138
Cardinal Health Inc, 3.4100%, 6/15/27	42,000	42,125
Constellation Brands Inc, 4.7500%, 12/1/25	5,000	5,457
Constellation Brands Inc, 3.7000%, 12/6/26	42,000	42,941
Constellation Brands, Inc., 4.2500%, 5/1/23	51,000	54,648
Express Scripts Holding Co, 3.5000%, 6/15/24	24,000	24,344
Express Scripts Holding Co, 3.4000%, 3/1/27	27,000	26,606
HCA Inc, 5.8750%, 5/1/23	207,000	225,112
HCA Inc, 5.0000%, 3/15/24	87,000	92,655
HCA Inc, 5.3750%, 2/1/25	26,000	27,398
HCA Inc, 5.2500%, 6/15/26	19,000	20,473
HCA Inc, 4.5000%, 2/15/27	18,000	18,405
HCA Inc, 5.5000%, 6/15/47	21,000	21,761
McCormick & Co Inc/MD, 3.1500%, 8/15/24	29,000	29,230
McCormick & Co Inc/MD, 3.4000%, 8/15/27	29,000	29,090
Molson Coors Brewing Co, 3.0000%, 7/15/26	65,000	63,190
Molson Coors Brewing Co, 4.2000%, 7/15/46	15,000	14,934
Newell Brands Inc, 5.0000%, 11/15/23	25,000	26,656
Pilgrim's Pride Corp, 5.7500%, 3/15/25 (144A)	54,000	55,755
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	240,000	239,550
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	29,000	28,891
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	40,000	39,416
Sysco Corp, 2.5000%, 7/15/21	10,000	10,061
Sysco Corp, 3.3000%, 7/15/26	25,000	25,204
Sysco Corp, 3.2500%, 7/15/27	23,000	22,918
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	44,000	40,547
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	37,000	38,295

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Valeant Pharmaceuticals International, 6.3750%, 10/15/20 (144A)	$69,000	$69,065
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	147,000	146,816
		2,035,003
Electric – 1.2%
Dominion Energy Inc, 2.8500%, 8/15/26	8,000	7,698
Duke Energy Corp, 2.4000%, 8/15/22	27,000	26,800
Duke Energy Corp, 2.6500%, 9/1/26	48,000	45,884
Duke Energy Corp, 3.1500%, 8/15/27	41,000	40,627
NextEra Energy Operating Partners LP, 4.2500%, 9/15/24 (144A)	9,000	9,191
NextEra Energy Operating Partners LP, 4.5000%, 9/15/27 (144A)	16,000	16,300
NRG Energy Inc, 6.2500%, 7/15/22	287,000	301,350
PPL Capital Funding Inc, 3.1000%, 5/15/26	67,000	65,867
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	72,508
Southern Co, 2.9500%, 7/1/23†	32,000	32,152
Southern Co, 3.2500%, 7/1/26	60,000	59,288
		677,665
Energy – 3.0%
Andeavor Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	15,000	16,069
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	16,000	16,229
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	21,000	20,870
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,119
Columbia Pipeline Group Inc, 4.5000%, 6/1/25	50,000	53,398
ConocoPhillips Co, 4.9500%, 3/15/26	39,000	43,946
Delek Logistics Partners LP, 6.7500%, 5/15/25 (144A)	203,000	204,522
Devon Energy Corp, 4.0000%, 7/15/21	50,000	51,966
Enbridge Energy Partners LP, 5.8750%, 10/15/25	31,000	35,339
Energy Transfer Equity LP, 5.8750%, 1/15/24	273,000	293,134
Energy Transfer LP, 4.1500%, 10/1/20	44,000	45,945
Energy Transfer LP, 4.7500%, 1/15/26	10,000	10,522
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,758
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,524
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	8,000	8,300
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	20,000	20,957
NuStar Logistics LP, 5.6250%, 4/28/27	41,000	43,255
Oceaneering International Inc, 4.6500%, 11/15/24	144,000	143,167
PBF Holding Co LLC / PBF Finance Corp, 7.2500%, 6/15/25 (144A)	137,000	140,082
Phillips 66 Partners LP, 3.6050%, 2/15/25	26,000	25,936
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	15,000	15,442
Plains All American Pipeline LP / PAA Finance Corp, 4.5000%, 12/15/26	14,000	14,203
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	30,985
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27	60,000	63,970
Sunoco LP / Sunoco Finance Corp, 6.3750%, 4/1/23	130,000	138,125
TC PipeLines LP, 3.9000%, 5/25/27	44,000	44,053
Williams Cos Inc, 3.7000%, 1/15/23	115,000	114,425
Williams Partners LP, 3.7500%, 6/15/27	75,000	74,859
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	75,000	78,493
		1,776,593
Finance Companies – 0.7%
Park Aerospace Holdings Ltd, 3.6250%, 3/15/21 (144A)	62,000	62,155
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	259,000	269,069
Park Aerospace Holdings Ltd, 5.5000%, 2/15/24 (144A)	52,000	54,600
		385,824
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	106,920
Kennedy-Wilson Inc, 5.8750%, 4/1/24	126,000	129,780
		236,700
Insurance – 0.2%
Aetna Inc, 2.8000%, 6/15/23	20,000	20,100
Centene Corp, 4.7500%, 5/15/22	2,000	2,088
Centene Corp, 6.1250%, 2/15/24	10,000	10,813
Centene Corp, 4.7500%, 1/15/25	11,000	11,413
UnitedHealth Group Inc, 3.7500%, 7/15/25	15,000	15,912
UnitedHealth Group Inc, 3.1000%, 3/15/26	10,000	10,113
UnitedHealth Group Inc, 3.4500%, 1/15/27	10,000	10,346
UnitedHealth Group Inc, 3.3750%, 4/15/27	5,000	5,141
WellCare Health Plans Inc, 5.2500%, 4/1/25	48,000	50,520
		136,446
Real Estate Investment Trusts (REITs) – 0.5%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	63,616
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22†	65,000	69,342
Digital Realty Trust LP, 3.7000%, 8/15/27	26,000	26,254
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,162

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Real Estate Investment Trusts (REITs) – (continued)
SL Green Realty Corp, 5.0000%, 8/15/18	$130,000	$132,630
		322,004
Technology – 2.5%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.6250%, 1/15/24 (144A)	42,000	43,134
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27 (144A)	172,000	177,074
Cadence Design Systems Inc, 4.3750%, 10/15/24	98,000	101,625
Equifax Inc, 2.3000%, 6/1/21	16,000	15,628
Equifax Inc, 3.3000%, 12/15/22	50,000	49,733
Fidelity National Information Services Inc, 3.6250%, 10/15/20	15,000	15,617
Fidelity National Information Services Inc, 4.5000%, 10/15/22	17,000	18,362
First Data Corp, 7.0000%, 12/1/23 (144A)	62,000	66,204
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	206,858
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	71,000	72,331
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	200,000	209,250
Seagate HDD Cayman, 4.7500%, 1/1/25	41,000	39,899
Seagate HDD Cayman, 4.8750%, 6/1/27	4,000	3,770
Total System Services Inc, 3.8000%, 4/1/21	25,000	25,987
Total System Services Inc, 4.8000%, 4/1/26	69,000	75,378
Trimble Inc, 4.7500%, 12/1/24	107,000	114,938
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	50,690
Verisk Analytics Inc, 5.8000%, 5/1/21	64,000	70,655
Verisk Analytics Inc, 5.5000%, 6/15/45	38,000	43,095
VMware Inc, 2.9500%, 8/21/22	34,000	34,114
VMware Inc, 3.9000%, 8/21/27	10,000	10,105
		1,444,447
Transportation – 0.4%
FedEx Corp, 3.9000%, 2/1/35	5,000	5,066
FedEx Corp, 4.4000%, 1/15/47	2,000	2,078
Kansas City Southern, 3.1250%, 6/1/26	202,000	196,118
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	53,000	53,406
		256,668
Total Corporate Bonds (cost $15,406,742)		15,698,933
Mortgage-Backed Securities – 7.6%
Fannie Mae Pool:
6.0000%, 12/1/35	21,968	25,119
6.0000%, 2/1/37	3,735	4,324
6.0000%, 10/1/38	18,120	20,609
7.0000%, 2/1/39	5,746	6,662
5.5000%, 12/1/39	18,689	20,813
5.5000%, 3/1/40	31,386	35,406
5.5000%, 4/1/40	69,741	77,554
5.5000%, 2/1/41	18,337	20,686
5.0000%, 5/1/41	12,262	13,396
5.0000%, 10/1/41	13,675	14,945
5.5000%, 12/1/41	20,176	22,452
3.5000%, 2/1/43	98,897	102,407
3.5000%, 1/1/44	112,421	116,801
3.5000%, 1/1/44	52,010	54,036
3.5000%, 4/1/44	53,834	55,908
5.0000%, 7/1/44	38,408	42,827
4.0000%, 8/1/44	25,362	27,165
4.5000%, 10/1/44	21,049	23,045
3.5000%, 2/1/45	79,918	82,761
4.5000%, 3/1/45	35,697	39,084
4.0000%, 5/1/45	6,076	6,511
4.5000%, 5/1/45	31,008	34,081
4.5000%, 6/1/45	18,544	20,030
4.5000%, 9/1/45	42,162	46,169
4.5000%, 10/1/45	72,389	79,564
3.5000%, 12/1/45	19,287	20,028
3.5000%, 1/1/46	80,113	83,192
3.5000%, 1/1/46	79,979	83,059
4.0000%, 1/1/46	25,000	26,736
4.5000%, 2/1/46	22,278	24,392
4.0000%, 5/1/46	39,496	42,226
4.0000%, 6/1/46	24,349	26,032
3.5000%, 7/1/46	72,512	75,186
3.5000%, 7/1/46	68,650	71,217
4.5000%, 7/1/46	58,484	64,035
4.5000%, 7/1/46	45,298	49,232
4.0000%, 8/1/46	3,261	3,474
4.0000%, 8/1/46	3,257	3,474
4.0000%, 8/1/46	2,782	2,964

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 8/1/46	$2,110	$2,249
4.0000%, 11/1/46	16,195	17,349
4.5000%, 11/1/46	19,004	20,817
3.5000%, 12/1/46	3,675	3,800
3.5000%, 12/1/46	2,095	2,166
3.5000%, 1/1/47	13,652	14,116
3.5000%, 1/1/47	2,671	2,761
3.5000%, 1/1/47	1,648	1,704
4.0000%, 1/1/47	18,243	19,474
4.0000%, 2/1/47	37,314	39,888
4.5000%, 2/1/47	44,032	47,858
4.0000%, 3/1/47	4,818	5,132
4.0000%, 3/1/47	2,230	2,379
4.0000%, 3/1/47	1,247	1,329
4.0000%, 3/1/47	1,143	1,217
4.0000%, 4/1/47	17,717	18,972
4.0000%, 4/1/47	5,645	6,017
4.0000%, 4/1/47	4,503	4,797
4.0000%, 4/1/47	4,469	4,767
4.0000%, 4/1/47	4,251	4,531
4.0000%, 4/1/47	4,030	4,295
4.5000%, 4/1/47	106,092	116,215
4.0000%, 5/1/47	241,706	257,514
4.0000%, 5/1/47	15,666	16,497
4.0000%, 5/1/47	6,019	6,417
4.0000%, 5/1/47	4,706	5,014
4.0000%, 5/1/47	3,719	3,964
4.0000%, 5/1/47	1,495	1,593
4.5000%, 5/1/47	8,549	9,350
4.5000%, 5/1/47	7,040	7,682
4.5000%, 5/1/47	6,216	6,785
4.5000%, 5/1/47	5,323	5,758
4.5000%, 5/1/47	5,217	5,697
4.5000%, 5/1/47	4,840	5,283
4.5000%, 5/1/47	4,236	4,622
4.5000%, 5/1/47	4,160	4,526
4.5000%, 5/1/47	4,014	4,368
4.5000%, 5/1/47	2,119	2,304
4.5000%, 5/1/47	1,560	1,706
4.5000%, 5/1/47	1,535	1,679
3.5000%, 6/1/47	2,995	3,098
4.0000%, 6/1/47	17,627	18,791
4.0000%, 6/1/47	16,514	17,389
4.0000%, 6/1/47	9,417	10,000
4.0000%, 6/1/47	8,661	9,226
4.0000%, 6/1/47	8,418	8,971
4.0000%, 6/1/47	7,813	8,410
4.0000%, 6/1/47	6,502	6,930
4.0000%, 6/1/47	4,116	4,371
4.0000%, 6/1/47	3,861	4,167
4.0000%, 6/1/47	3,013	3,214
4.0000%, 6/1/47	2,414	2,564
4.0000%, 6/1/47	1,757	1,851
4.0000%, 6/1/47	1,052	1,126
4.5000%, 6/1/47	27,169	29,388
4.5000%, 6/1/47	4,536	4,890
4.5000%, 6/1/47	4,508	4,876
4.5000%, 6/1/47	2,668	2,918
3.5000%, 7/1/47	5,832	6,069
3.5000%, 7/1/47	3,512	3,636
3.5000%, 7/1/47	2,596	2,706
3.5000%, 7/1/47	1,591	1,648
3.5000%, 7/1/47	1,568	1,633
4.0000%, 7/1/47	68,572	73,070
4.0000%, 7/1/47	16,598	17,695
4.0000%, 7/1/47	12,773	13,613
4.0000%, 7/1/47	11,938	12,719
4.0000%, 7/1/47	6,610	7,097
4.0000%, 7/1/47	6,562	7,064
4.0000%, 7/1/47	4,470	4,812
4.0000%, 7/1/47	3,558	3,793
4.0000%, 7/1/47	3,439	3,712
4.0000%, 7/1/47	3,133	3,372
4.0000%, 7/1/47	2,009	2,167

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 7/1/47	$1,778	$1,883
4.5000%, 7/1/47	18,880	20,793
4.5000%, 7/1/47	16,851	18,683
4.5000%, 7/1/47	15,581	17,117
3.5000%, 8/1/47	22,241	22,936
3.5000%, 8/1/47	15,256	15,785
3.5000%, 8/1/47	12,544	12,987
3.5000%, 8/1/47	3,033	3,157
4.0000%, 8/1/47	35,583	37,469
4.0000%, 8/1/47	27,830	29,856
4.0000%, 8/1/47	27,156	28,596
4.0000%, 8/1/47	16,948	18,183
4.0000%, 8/1/47	12,652	13,482
4.0000%, 8/1/47	12,005	12,796
4.0000%, 8/1/47	7,395	7,883
4.0000%, 8/1/47	4,750	5,120
4.5000%, 8/1/47	21,438	23,189
4.5000%, 8/1/47	4,083	4,497
3.5000%, 9/1/47	81,440	83,986
3.5000%, 9/1/47	12,562	13,028
4.5000%, 9/1/47	112,865	121,319
4.5000%, 9/1/47	23,947	26,397
4.5000%, 9/1/47	17,899	19,752
3.5000%, 5/1/56	19,247	19,864
		3,145,938
Freddie Mac Gold Pool:
3.5000%, 7/1/29	23,467	24,556
8.0000%, 4/1/32	4,922	6,016
5.5000%, 10/1/36	13,940	15,674
6.0000%, 4/1/40	82,495	95,585
5.0000%, 3/1/42	16,913	18,784
3.5000%, 2/1/44	30,881	31,950
4.5000%, 5/1/44	20,024	21,712
4.0000%, 8/1/44	8,178	8,750
4.5000%, 2/1/46	173,057	190,145
4.5000%, 2/1/46	22,508	24,637
4.0000%, 6/1/47	59,642	63,562
3.5000%, 9/1/47	75,370	78,101
3.5000%, 9/1/47	56,681	58,492
3.5000%, 9/1/47	32,206	33,235
3.5000%, 9/1/47	25,136	26,099
4.0000%, 9/1/47	29,076	30,615
		727,913
Ginnie Mae I Pool:
4.9000%, 10/15/34	42,770	48,620
5.5000%, 9/15/35	4,655	5,361
5.5000%, 8/15/39	71,187	82,515
4.5000%, 7/15/41	30,025	33,748
4.5000%, 7/15/41	7,172	7,831
4.5000%, 8/15/41	76,469	83,814
5.0000%, 9/15/41	7,908	8,834
4.5000%, 5/15/44	16,596	18,162
4.0000%, 7/15/46	53,900	57,734
4.5000%, 8/15/46	76,464	83,666
4.5000%, 5/15/47	24,876	26,640
		456,925
Ginnie Mae II Pool:
4.5000%, 10/20/41	36,631	39,092
3.5000%, 5/20/42	17,481	18,272
4.0000%, 10/20/45	80,209	85,760
		143,124
Total Mortgage-Backed Securities (cost $4,483,150)		4,473,900
United States Treasury Notes/Bonds – 5.8%
1.3750%, 7/31/19	10,000	9,983
1.2500%, 8/31/19	244,000	242,932
1.3750%, 9/30/19	639,000	637,602
1.3750%, 9/15/20	5,000	4,964
1.6250%, 8/31/22	63,000	62,114
1.8750%, 9/30/22	5,000	4,986
2.1250%, 2/29/24	527,000	527,185
1.6250%, 2/15/26	78,000	74,121
2.0000%, 11/15/26	317,000	308,778
2.2500%, 2/15/27	395,000	392,439

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
2.2500%, 8/15/27	$169,000	$167,772
2.2500%, 8/15/46	431,000	378,708
2.8750%, 11/15/46	475,000	476,262
3.0000%, 5/15/47	34,000	34,960
2.7500%, 8/15/47	79,000	77,229
Total United States Treasury Notes/Bonds (cost $3,351,950)		3,400,035
Common Stocks – 52.7%
Aerospace & Defense – 0.4%
United Technologies Corp	.2,100	243,768
Banks – 7.7%
Cadence BanCorp*	12,300	281,916
Citigroup Inc	12,600	916,524
Citizens Financial Group Inc	8,193	310,269
First Hawaiian Inc	10,684	323,618
JPMorgan Chase & Co	5,800	553,958
PNC Financial Services Group Inc	4,100	552,557
US Bancorp	11,400	610,926
Wells Fargo & Co	18,300	1,009,245
		4,559,013
Beverages – 1.0%
PepsiCo Inc	5,200	579,436
Biotechnology – 1.2%
AbbVie Inc	2,800	248,808
Gilead Sciences Inc	5,800	469,916
		718,724
Building Products – 0.5%
Simpson Manufacturing Co Inc	6,000	294,240
Chemicals – 0.3%
Valvoline Inc	8,200	192,290
Commercial Services & Supplies – 1.5%
Republic Services Inc	2,900	191,574
UniFirst Corp/MA	4,500	681,750
		873,324
Communications Equipment – 0.6%
F5 Networks Inc*	3,100	373,736
Consumer Finance – 1.8%
Ally Financial Inc	12,800	310,528
American Express Co	3,900	352,794
Synchrony Financial	12,200	378,810
		1,042,132
Containers & Packaging – 0.5%
Graphic Packaging Holding Co	22,100	308,295
Diversified Financial Services – 1.7%
Berkshire Hathaway Inc*	5,400	989,928
Electric Utilities – 2.6%
Alliant Energy Corp	5,200	216,164
Exelon Corp	14,500	546,215
Great Plains Energy Inc	11,400	345,420
PPL Corp	11,500	436,425
		1,544,224
Electrical Equipment – 1.2%
Generac Holdings Inc*	8,200	376,626
Thermon Group Holdings Inc*	18,100	325,619
		702,245
Energy Equipment & Services – 1.3%
Mammoth Energy Services Inc*	22,600	381,036
Schlumberger Ltd†	5,100	355,776
		736,812
Equity Real Estate Investment Trusts (REITs) – 3.4%
Equity Commonwealth*	14,400	437,760
Equity LifeStyle Properties Inc	5,100	433,908
Equity Residential	4,800	316,464
Lamar Advertising Co	8,200	561,946
National Storage Affiliates Trust	11,200	271,488
		2,021,566
Food & Staples Retailing – 0.9%
Casey's General Stores Inc	4,900	536,305
Food Products – 0.4%
Cal-Maine Foods Inc*	5,900	242,490
Health Care Equipment & Supplies – 0.7%
Medtronic PLC	5,416	421,202
Health Care Providers & Services – 2.5%
AmerisourceBergen Corp	5,400	446,850

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Providers & Services – (continued)
Laboratory Corp of America Holdings*	.6,700	$1,011,499
		1,458,349
Household Products – 2.2%
Clorox Co	3,900	514,449
Procter & Gamble Co	8,700	791,526
		1,305,975
Information Technology Services – 0.9%
Accenture PLC	1,600	216,112
Total System Services Inc	4,400	288,200
		504,312
Insurance – 1.8%
Chubb Ltd	3,900	555,945
XL Group Ltd	12,000	473,400
		1,029,345
Internet Software & Services – 1.5%
Alphabet Inc - Class A*	900	876,348
Life Sciences Tools & Services – 0.4%
INC Research Holdings Inc*	4,700	245,810
Machinery – 1.0%
Timken Co	3,400	165,070
Trinity Industries Inc	13,800	440,220
		605,290
Media – 0.5%
Omnicom Group Inc	4,200	311,094
Metals & Mining – 0.3%
Compass Minerals International Inc	2,800	181,720
Oil, Gas & Consumable Fuels – 2.4%
Cimarex Energy Co	2,000	227,340
Noble Energy Inc	15,100	428,236
Occidental Petroleum Corp	11,500	738,415
		1,393,991
Pharmaceuticals – 4.8%
Johnson & Johnson	9,400	1,222,094
Merck & Co Inc	9,300	595,479
Pfizer Inc	28,900	1,031,730
		2,849,303
Road & Rail – 0.9%
AMERCO	600	224,940
Union Pacific Corp	2,700	313,119
		538,059
Semiconductor & Semiconductor Equipment – 0.6%
Analog Devices Inc	4,200	361,914
Software – 5.0%
Check Point Software Technologies Ltd*	6,200	706,924
Microsoft Corp	8,000	595,920
Oracle Corp†	22,500	1,087,875
Synopsys Inc*	6,500	523,445
		2,914,164
Textiles, Apparel & Luxury Goods – 0.2%
Coach Inc	3,000	120,840
Total Common Stocks (cost $27,025,168)		31,076,244
Preferred Stocks – 0.4%
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	2,850	72,532
Equity Real Estate Investment Trusts (REITs) – 0.3%
Crown Castle International Corp, 6.8750%	140	149,520
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	224	5,728
Total Preferred Stocks (cost $216,931)		227,780
Investment Companies – 1.5%
Money Markets – 1.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $883,000)	883,000	883,000
U.S. Government Agency Notes – 1.7%
United States Treasury Bill:
0%, 2/22/18◊	$781,000	777,861
0%, 9/13/18◊	264,000	260,774
Total U.S. Government Agency Notes (cost $1,038,642)		1,038,635
Total Investments (total cost $54,882,870) – 100.5%		59,285,112
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(294,854)
Net Assets – 100%		$58,990,258

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$56,629,589	95.5%
Ireland	847,849	1.4
Israel	747,471	1.3
Australia	295,260	0.5
Canada	213,493	0.4
Netherlands	209,250	0.4
Belgium	208,816	0.3
United Kingdom	133,384	0.2

Total	$59,285,112	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 1.5%
Money Markets – 1.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$1,508	$—	$—	$883,000

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 1.5%
Money Markets – 1.5%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	821,057	4,871,474	(4,809,531)	883,000

Schedule of Foreign Currency Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Israeli Shekel	10/19/17	(1,840,000)	$512,910	$(8,460)
Total				$(8,460)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Forward currency contracts, sold	$ 501,232

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $5,018,903, which represents 8.5% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $996,663.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$64,779	$64,598	0.1%
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18	8/11/17	67,000	66,989	0.1
Total		$131,779	$131,587	0.2%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,477,905	$-
Bank Loans and Mezzanine Loans	-	1,008,680	-
Corporate Bonds	-	15,698,933	-
Mortgage-Backed Securities	-	4,473,900	-

United States Treasury Notes/Bonds	-	3,400,035	-
Common Stocks	31,076,244	-	-
Preferred Stocks	-	227,780	-
Investment Companies	-	883,000	-
U.S. Government Agency Notes	-	1,038,635	-
Total Assets	$31,076,244	$28,208,868	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$8,460	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Value Plus Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Real Return Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.6%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$30,655
DB Master Finance LLC, 3.6290%, 11/20/47 (144A)	50,000	49,995
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	107,000	106,496
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	266,910
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	93,060	94,875
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $540,038)		548,931
Bank Loans and Mezzanine Loans – 1.0%
Capital Goods – 0.7%
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2389%, 2/5/23	154,223	154,778
Transportation – 0.3%
Hanjin International Corp, ICE LIBOR USD + 2.5000%, 0%, 9/20/20(a)	53,000	53,000
Total Bank Loans and Mezzanine Loans (cost $207,817)		207,778
Corporate Bonds – 71.0%
Banking – 4.6%
Ally Financial Inc, 3.2500%, 2/13/18	369,000	371,694
Bank of America Corp, 4.4500%, 3/3/26	97,000	102,359
JPMorgan Chase & Co, 4.2500%, 10/1/27	97,000	102,493
Morgan Stanley, 3.9500%, 4/23/27	72,000	73,327
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	178,081
Wells Fargo & Co, ICE LIBOR USD 3 Month + 3.7700%, 7.9800%µ	125,000	128,750
		956,704
Basic Industry – 4.7%
AK Steel Corp, 7.5000%, 7/15/23	104,000	113,100
Allegheny Technologies Inc, 9.3750%, 6/1/19	95,000	103,788
Anglo American Capital PLC, 3.6250%, 5/14/20 (144A)	200,000	205,567
CF Industries Inc, 6.8750%, 5/1/18	194,000	199,335
Cleveland-Cliffs Inc, 5.7500%, 3/1/25 (144A)	50,000	48,000
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	66,000	66,825
Steel Dynamics Inc, 4.1250%, 9/15/25 (144A)	14,000	14,114
Teck Resources Ltd, 4.7500%, 1/15/22	200,000	211,438
		962,167
Brokerage – 0.1%
E*TRADE Financial Corp, 2.9500%, 8/24/22	29,000	29,056
Capital Goods – 6.5%
Arconic Inc, 6.1500%, 8/15/20	94,000	102,671
Arconic Inc, 5.1250%, 10/1/24	111,000	118,115
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	200,000	205,440
Ball Corp, 4.3750%, 12/15/20	294,000	308,700
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	98,642
CNH Industrial Capital LLC, 4.3750%, 4/5/22	61,000	64,050
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	139,000	154,637
TransDigm Inc, 5.5000%, 10/15/20	205,000	208,075
Vulcan Materials Co, 7.5000%, 6/15/21	77,000	89,993
		1,350,323
Communications – 12.2%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	415,000	431,600
American Tower Corp, 3.3000%, 2/15/21	73,000	74,785
AT&T Inc, 3.4000%, 8/14/24	166,000	166,191
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	271,000	279,130
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	151,000	154,209
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.5790%, 7/23/20	25,000	25,660
DISH DBS Corp, 7.7500%, 7/1/26	55,000	63,113
Frontier Communications Corp, 8.1250%, 10/1/18	97,000	97,970
Level 3 Financing Inc, 6.1250%, 1/15/21	202,000	206,767
Level 3 Financing Inc, 5.3750%, 8/15/22	122,000	125,637
Nielsen Co Luxembourg SARL, 5.5000%, 10/1/21 (144A)	363,000	372,982
T-Mobile USA Inc, 6.0000%, 3/1/23	179,000	188,621
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	318,000	330,124
		2,516,789
Consumer Cyclical – 21.0%
1011778 BC ULC / New Red Finance Inc, 4.2500%, 5/15/24 (144A)	49,000	49,184
Amazon.com Inc, 2.4000%, 2/22/23 (144A)	103,000	102,713
American Axle & Manufacturing Inc, 5.1250%, 2/15/19	264,000	264,330
Beazer Homes USA Inc, 7.2500%, 2/1/23	100,000	104,000
CalAtlantic Group Inc, 8.3750%, 5/15/18	176,000	183,040

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Dollar Tree Inc, 5.2500%, 3/1/20	$236,000	$242,696
DR Horton Inc, 3.6250%, 2/15/18	154,000	154,286
DR Horton Inc, 3.7500%, 3/1/19	110,000	112,056
General Motors Co, 3.5000%, 10/2/18	234,000	237,792
General Motors Financial Co Inc, 3.1000%, 1/15/19	72,000	73,010
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	94,000	102,578
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	200,000	211,250
JC Penney Corp Inc, 5.7500%, 2/15/18	36,000	36,180
KB Home, 4.7500%, 5/15/19	311,000	319,941
Landry's Inc, 6.7500%, 10/15/24 (144A)	200,000	202,250
Lennar Corp, 4.7500%, 12/15/17	250,000	250,000
M/I Homes Inc, 6.7500%, 1/15/21	92,000	96,025
M/I Homes Inc, 5.6250%, 8/1/25 (144A)	31,000	31,659
Meritage Homes Corp, 4.5000%, 3/1/18	469,000	471,345
Meritage Homes Corp, 7.1500%, 4/15/20	93,000	102,300
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24	40,000	43,343
MGM Resorts International, 5.2500%, 3/31/20	352,000	372,680
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	343,000	350,717
Toll Brothers Finance Corp, 4.0000%, 12/31/18	86,000	87,398
ZF North America Capital Inc, 4.0000%, 4/29/20 (144A)	150,000	154,875
		4,355,648
Consumer Non-Cyclical – 8.1%
HCA Inc, 3.7500%, 3/15/19	288,000	294,120
HCA Inc, 5.3750%, 2/1/25	7,000	7,376
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	223,000	227,460
McCormick & Co Inc/MD, 2.7000%, 8/15/22	116,000	116,512
Newell Brands Inc, 3.1500%, 4/1/21	199,000	203,541
Owens & Minor Inc, 4.3750%, 12/15/24	144,000	147,282
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	103,000	102,613
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	104,000	102,486
TreeHouse Foods Inc, 4.8750%, 3/15/22	306,000	316,327
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	108,000	111,780
Valvoline Inc, 5.5000%, 7/15/24 (144A)	39,000	41,633
		1,671,130
Electric – 0.5%
NRG Energy Inc, 6.2500%, 7/15/22	100,000	105,000
Energy – 4.5%
0, 2.4000%, 5/15/19	205,000	204,375
ConocoPhillips Co, 4.2000%, 3/15/21	191,000	203,537
ConocoPhillips Co, 4.9500%, 3/15/26	88,000	99,159
Gulf South Pipeline Co LP, 4.0000%, 6/15/22	200,000	205,947
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	6,000	6,225
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	5,000	5,239
Oceaneering International Inc, 4.6500%, 11/15/24	104,000	103,398
Plains All American Pipeline LP / PAA Finance Corp, 8.7500%, 5/1/19	94,000	102,750
		930,630
Equity Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	40,000	46,350
Finance Companies – 2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.2500%, 7/1/20	217,000	226,664
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/30/20	204,000	217,053
		443,717
Insurance – 0.2%
WellCare Health Plans Inc, 5.2500%, 4/1/25	35,000	36,838
Technology – 6.2%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	216,000	216,756
EMC Corp, 2.6500%, 6/1/20	52,000	51,463
Fidelity National Information Services Inc, 3.6250%, 10/15/20	99,000	103,071
First Data Corp, 5.0000%, 1/15/24 (144A)	302,000	313,567
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	57,000	58,069
Qorvo Inc, 6.7500%, 12/1/23	191,000	207,980
Seagate HDD Cayman, 3.7500%, 11/15/18	277,000	281,845
VMware Inc, 2.9500%, 8/21/22	52,000	52,175
		1,284,926
Transportation – 0.1%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	34,000	27,030
Total Corporate Bonds (cost $14,529,635)		14,716,308
United States Treasury Notes/Bonds – 21.8%
2.8750%, 3/31/18	523,000	527,207
1.2500%, 3/31/19	819,000	816,825
1.2500%, 5/31/19	619,000	617,017

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
1.2500%, 6/30/19	$1,433,000	$1,427,243
1.5000%, 7/15/20	25,000	24,927
1.3750%, 1/31/21	43,000	42,536
1.1250%, 2/28/21	293,000	287,209
1.3750%, 5/31/21	120,000	118,341
2.0000%, 11/15/26	177,000	172,409
2.2500%, 8/15/27	227,000	225,351
3.0000%, 2/15/47	52,000	53,452
3.0000%, 5/15/47	195,000	200,507
Total United States Treasury Notes/Bonds (cost $4,529,874)		4,513,024
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $230,333)	.230,333	230,333
U.S. Government Agency Notes – 2.2%
United States Treasury Bill:
0%, 8/16/18◊ (cost $455,126)	$460,000	454,829
Total Investments (total cost $20,492,823) – 99.7%		20,671,203
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		54,227
Net Assets – 100%		$20,725,430

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$18,211,887	88.1%
Netherlands	443,717	2.1
Luxembourg	431,600	2.1
United Kingdom	383,648	1.9
Canada	260,622	1.3
Brazil	227,460	1.1
Ireland	205,440	1.0
Israel	205,099	1.0
Germany	154,875	0.7
Australia	66,825	0.3
South Korea	53,000	0.3
Greece	27,030	0.1

Total	$20,671,203	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$2,038	$—	$—	$230,333

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	913,040	3,859,293	(4,542,000)	230,333

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $4,612,181, which represents 22.3% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of September 30, 2017.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$548,931	$-
Bank Loans and Mezzanine Loans	-	207,778	-
Corporate Bonds	-	14,716,308	-
United States Treasury Notes/Bonds	-	4,513,024	-
Investment Companies	-	230,333	-
U.S. Government Agency Notes	-	454,829	-
Total Assets	$-	$20,671,203	$-

Organization and Significant Accounting Policies

Janus Henderson Real Return Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks real return consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September

2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Small Cap Value Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 95.5%
Aerospace & Defense – 1.0%
BWX Technologies Inc	.482,119	$27,008,306
Auto Components – 1.0%
Dana Inc	1,056,702	29,545,388
Banks – 17.4%
1st Source Corp	368,126	18,700,801
Access National Corp	651,404	18,669,239
BancFirst Corp	483,445	27,435,504
Bank of Hawaii Corp	168,410	14,038,658
Banner Corp	1,082,306	66,323,712
Cadence BanCorp*	964,824	22,113,766
Carolina Financial Corp	500,232	17,948,324
Columbia Banking System Inc	742,912	31,284,024
First Hawaiian Inc	1,701,502	51,538,496
Hancock Holding Co	521,043	25,244,533
HomeTrust Bancshares Inc*	715,632	18,355,961
Independent Bank Corp/Rockland MA	562,944	42,023,770
Pacific Premier Bancorp Inc*	641,335	24,210,396
Pinnacle Financial Partners Inc	460,270	30,815,077
Prosperity Bancshares Inc	970,467	63,788,796
Union Bankshares Corp	565,686	19,968,716
		492,459,773
Building Products – 1.2%
Simpson Manufacturing Co Inc	688,468	33,762,471
Capital Markets – 1.7%
Cohen & Steers Inc	1,208,478	47,722,796
Chemicals – 1.6%
Valvoline Inc	1,889,898	44,318,108
Commercial Services & Supplies – 3.6%
UniFirst Corp/MA	673,337	102,010,555
Construction & Engineering – 1.3%
Valmont Industries Inc	229,191	36,235,097
Construction Materials – 1.7%
United States Lime & Minerals Inc	114,981	9,658,404
US Concrete Inc*	497,188	37,935,444
		47,593,848
Containers & Packaging – 3.3%
Graphic Packaging Holding Co	3,456,423	48,217,101
Sonoco Products Co	915,578	46,190,910
		94,408,011
Electric Utilities – 0.9%
PNM Resources Inc	618,159	24,911,808
Electrical Equipment – 2.8%
Encore Wire Corp	1,004,261	44,965,786
Thermon Group Holdings Inc*,£	1,980,276	35,625,165
		80,590,951
Electronic Equipment, Instruments & Components – 2.5%
Tech Data Corp*	514,669	45,728,341
Vishay Intertechnology Inc	1,381,504	25,972,275
		71,700,616
Energy Equipment & Services – 3.1%
Basic Energy Services Inc*	790,155	15,249,992
Keane Group Inc*	1,926,183	32,128,732
Mammoth Energy Services Inc*,£	2,372,612	40,002,238
		87,380,962
Equity Real Estate Investment Trusts (REITs) – 4.5%
Equity Commonwealth*	2,248,043	68,340,507
MGM Growth Properties LLC	322,239	9,734,840
Sun Communities Inc	576,622	49,404,973
		127,480,320
Food & Staples Retailing – 2.3%
Casey's General Stores Inc	325,752	35,653,556
Ingles Markets Inc	437,013	11,231,234
SpartanNash Co	718,020	18,934,187
		65,818,977
Food Products – 8.2%
Cal-Maine Foods Inc*	1,975,831	81,206,654
Hostess Brands Inc*	2,488,712	33,995,806
J&J Snack Foods Corp	205,040	26,921,752

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
John B Sanfilippo & Son Inc	.262,385	$17,661,134
Nomad Foods Ltd*	3,585,332	52,238,287
Seaboard Corp	4,739	21,349,195
		233,372,828
Health Care Technology – 0.5%
Omnicell Inc*	256,523	13,095,499
Hotels, Restaurants & Leisure – 3.5%
Cedar Fair LP	1,220,083	78,231,722
Del Frisco's Restaurant Group Inc*,£	1,527,194	22,220,673
		100,452,395
Independent Power and Renewable Electricity Producers – 0.6%
NextEra Energy Partners LP	394,959	15,912,898
Information Technology Services – 0.6%
Jack Henry & Associates Inc	158,929	16,336,312
Insurance – 5.4%
Argo Group International Holdings Ltd	236,411	14,539,277
First American Financial Corp	745,015	37,228,400
Hanover Insurance Group Inc	715,747	69,377,357
RenaissanceRe Holdings Ltd	244,974	33,105,786
		154,250,820
Life Sciences Tools & Services – 0.8%
INC Research Holdings Inc*	439,583	22,990,191
Machinery – 6.3%
ESCO Technologies Inc	728,796	43,691,320
Graco Inc	90,302	11,169,454
Lincoln Electric Holdings Inc	379,931	34,832,074
RBC Bearings Inc*	161,237	20,178,811
Sun Hydraulics Corp	343,987	18,575,298
Trinity Industries Inc	1,565,467	49,938,397
		178,385,354
Media – 0.8%
IMAX Corp*	984,169	22,291,428
Metals & Mining – 2.1%
Commercial Metals Co	1,885,226	35,875,851
Compass Minerals International Inc	358,669	23,277,618
		59,153,469
Mortgage Real Estate Investment Trusts (REITs) – 2.7%
MFA Financial Inc	5,078,093	44,484,095
Two Harbors Investment Corp	3,094,742	31,194,999
		75,679,094
Multi-Utilities – 3.6%
Black Hills Corp	886,983	61,086,519
NorthWestern Corp	740,952	42,189,807
		103,276,326
Oil, Gas & Consumable Fuels – 2.5%
Gulfport Energy Corp*	3,351,122	48,055,089
Newfield Exploration Co*	729,000	21,629,430
		69,684,519
Other – 0.8%
Boyd Group Income Fund	292,735	21,511,658
Paper & Forest Products – 0.6%
Boise Cascade Co*	508,458	17,745,184
Pharmaceuticals – 0.7%
Catalent Inc*	507,948	20,277,284
Road & Rail – 1.3%
Heartland Express Inc	1,505,997	37,770,405
Semiconductor & Semiconductor Equipment – 0.5%
Teradyne Inc	370,709	13,823,739
Software – 2.0%
MicroStrategy Inc*	180,218	23,015,641
Nice Ltd (ADR)	399,370	32,472,775
		55,488,416
Specialty Retail – 0.6%
Sally Beauty Holdings Inc*	937,521	18,356,661
Textiles, Apparel & Luxury Goods – 0.5%
Movado Group Inc	496,075	13,890,100
Thrifts & Mortgage Finance – 1.0%
Beneficial Bancorp Inc	528,786	8,777,848
Washington Federal Inc	625,537	21,049,320
		29,827,168
Total Common Stocks (cost $2,302,910,747)		2,706,519,735

Shares or Principal Amounts		Value
Repurchase Agreements – 4.5%
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,008,250) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $50,004,125 collateralized by $101,492,000 in U.S. Treasuries 1.5000% - 2.2500%, 11/30/19 - 11/15/24 with a value of $102,001,391	$50,000,000	$50,000,000
Undivided interest of 29.7% in a joint repurchase agreement (principal amount $60,000,000 with a maturity value of $60,004,950) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $17,801,469 collateralized by $60,660,000 in U.S. Treasuries 0% - 2.2500%, 1/18/18 - 11/15/24 with a value of $61,202,420	17,800,000	17,800,000
Undivided interest of 24.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,021,250) with RBC Capital Markets Corp., 1.0200%, dated 9/29/17, maturing 10/2/17 to be repurchased at $60,005,100 collateralized by $232,078,183 in U.S. Treasuries 0% - 7.1250%, 1/18/18 - 11/15/46 with a value of $255,000,096	60,000,000	60,000,000
Total Repurchase Agreements (cost $127,800,000)		127,800,000
Total Investments (total cost $2,430,710,747) – 100.0%		2,834,319,735
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,364,132)
Net Assets – 100%		$2,832,955,603

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,728,097,015	96.3%
United Kingdom	52,238,287	1.8
Israel	32,472,775	1.1
Canada	21,511,658	0.8

Total	$2,834,319,735	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Common Stocks – 3.5%
Electrical Equipment – 1.3%
Thermon Group Holdings Inc*	$—	$—	$(2,108,017)	$35,625,165
Energy Equipment & Services – 1.4%
Mammoth Energy Services Inc*	—	—	(1,298,045)	40,002,238
Hotels, Restaurants & Leisure – 0.8%
Del Frisco's Restaurant Group Inc*	—	—	(1,396,721)	22,220,673

Total Affiliated Investments – 3.5%	$—	$—	$(4,802,783)	$97,848,076

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the entire period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – 3.5%
Electrical Equipment – 1.3%
Thermon Group Holdings Inc*	1,901,348	78,928	—	1,980,276
Energy Equipment & Services – 1.4%
Mammoth Energy Services Inc*	1,864,346	508,266	—	2,372,612
Hotels, Restaurants & Leisure – 0.8%

Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Del Frisco's Restaurant Group Inc*	814,091	713,103	—	1,527,194

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,706,519,735	$-	$-
Repurchase Agreements	-	127,800,000	-
Total Assets	$2,706,519,735	$127,800,000	$-

Organization and Significant Accounting Policies

Janus Henderson Small Cap Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Select Value Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Common Stocks – 93.6%
Banks – 14.3%
Access National Corp	.65,000	$1,862,900
Cadence BanCorp*	70,000	1,604,400
Citizens Financial Group Inc	50,000	1,893,500
Evans Bancorp Inc	33,499	1,447,157
First Hawaiian Inc	75,000	2,271,750
Pinnacle Financial Partners Inc	15,000	1,004,250
Prosperity Bancshares Inc	30,000	1,971,900
US Bancorp	40,000	2,143,600
Wells Fargo & Co	25,000	1,378,750
		15,578,207
Biotechnology – 1.0%
AbbVie Inc	12,000	1,066,320
Capital Markets – 0.9%
Cohen & Steers Inc	25,000	987,250
Commercial Services & Supplies – 5.4%
Cintas Corp	14,000	2,019,920
UniFirst Corp/MA	12,000	1,818,000
Waste Connections Inc	30,000	2,098,800
		5,936,720
Communications Equipment – 2.2%
F5 Networks Inc*	20,000	2,411,200
Diversified Financial Services – 4.4%
Berkshire Hathaway Inc*	26,000	4,766,320
Electrical Equipment – 3.1%
Generac Holdings Inc*	30,000	1,377,900
Thermon Group Holdings Inc*	110,000	1,978,900
		3,356,800
Energy Equipment & Services – 3.7%
Keane Group Inc*	85,000	1,417,800
Mammoth Energy Services Inc*	100,000	1,686,000
Oceaneering International Inc	35,000	919,450
		4,023,250
Equity Real Estate Investment Trusts (REITs) – 11.2%
Equity Commonwealth*	85,000	2,584,000
Equity LifeStyle Properties Inc	42,000	3,573,360
Equity Residential	15,000	988,950
Lamar Advertising Co	20,000	1,370,600
National Storage Affiliates Trust	30,000	727,200
Sun Communities Inc	15,000	1,285,200
Weyerhaeuser Co	50,000	1,701,500
		12,230,810
Food & Staples Retailing – 3.0%
Casey's General Stores Inc	30,000	3,283,500
Food Products – 1.7%
Cal-Maine Foods Inc*	45,000	1,849,500
Health Care Equipment & Supplies – 1.6%
Stryker Corp	12,000	1,704,240
Health Care Providers & Services – 5.0%
AmerisourceBergen Corp	22,000	1,820,500
Laboratory Corp of America Holdings*	24,000	3,623,280
		5,443,780
Health Care Technology – 1.2%
Omnicell Inc*	26,000	1,327,300
Hotels, Restaurants & Leisure – 3.5%
Cedar Fair LP	60,000	3,847,200
Independent Power and Renewable Electricity Producers – 0.7%
NextEra Energy Partners LP	20,000	805,800
Internet Software & Services – 3.1%
Alphabet Inc - Class A*	3,500	3,408,020
Life Sciences Tools & Services – 1.8%
INC Research Holdings Inc*	38,000	1,987,400
Machinery – 1.2%
Trinity Industries Inc	40,000	1,276,000
Marine – 0.9%
Irish Continental Group PLC	150,000	1,002,458
Metals & Mining – 1.2%
Compass Minerals International Inc	20,000	1,298,000

Shares or Principal Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 3.8%
Cimarex Energy Co	.12,000	$1,364,040
Occidental Petroleum Corp	44,000	2,825,240
		4,189,280
Pharmaceuticals – 9.3%
Johnson & Johnson	30,000	3,900,300
Merck & Co Inc	22,000	1,408,660
Pfizer Inc	135,000	4,819,500
		10,128,460
Road & Rail – 2.5%
AMERCO	3,500	1,312,150
Union Pacific Corp	12,000	1,391,640
		2,703,790
Software – 5.1%
Check Point Software Technologies Ltd*	28,000	3,192,560
Synopsys Inc*	30,000	2,415,900
		5,608,460
Specialty Retail – 0.8%
Vertu Motors PLC	1,400,000	895,656
Thrifts & Mortgage Finance – 1.0%
OceanFirst Financial Corp	40,000	1,099,600
Total Common Stocks (cost $82,435,701)		102,215,321
Repurchase Agreements – 6.2%
Undivided interest of 11.2% in a joint repurchase agreement (principal amount $60,000,000 with a maturity value of $60,004,950) with ING Financial Markets LLC, 0.9900%, dated 9/29/17, maturing 10/2/17 to be repurchased at $6,700,553 collateralized by $60,660,000 in U.S. Treasuries 0% - 2.2500%, 1/18/18 - 11/15/24 with a value of $61,202,420 (cost $6,700,000)	$6,700,000	6,700,000
Total Investments (total cost $89,135,701) – 99.8%		108,915,321
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		252,037
Net Assets – 100%		$109,167,358

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$103,824,647	95.3%
Israel	3,192,560	3.0
Ireland	1,002,458	0.9
United Kingdom	895,656	0.8

Total	$108,915,321	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets

Investments in Securities:
Common Stocks	$102,215,321	$-	$-
Repurchase Agreements	-	6,700,000	-
Total Assets	$102,215,321	$6,700,000	$-

Organization and Significant Accounting Policies

Janus Henderson Select Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson Short-Term Bond Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 9.7%
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	$7,000,000	$7,004,907
Capital Auto Receivables Asset Trust 2013-3, 4.5500%, 3/21/22 (144A)	9,623,000	9,634,115
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	10,916,000	10,963,517
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,263,000	8,282,002
Citibank Credit Card Issuance Trust, 1.8000%, 9/20/21	20,387,000	20,387,000
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	863,319	862,110
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	1,981,691	1,971,222
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	1,287,994	1,284,332
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,077,280	1,072,619
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	1,050,557	1,047,662
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,007,526	1,004,990
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	1,978,416	1,973,593
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	1,858,215	1,853,366
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	1,579,736	1,572,328
Conn Funding II LP, 2.7300%, 7/15/19 (144A)	951,788	952,330
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	1,317,425	1,310,382
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	2,815,616	2,781,045
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	10,490,000	10,440,592
Golden Credit Card Trust, 1.9800%, 4/15/22 (144A)	9,507,000	9,506,165
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	975,674	972,666
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	1,911,911	1,906,107
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,176,658	1,171,837
Jimmy Johns Funding LLC, 3.6100%, 7/30/47 (144A)	6,607,000	6,641,885
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	1,034,570	1,032,715
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,271,650	1,264,425
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	1,731,368	1,722,150
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	1,644,579	1,640,659
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	3,478,195	3,455,355
OSCAR US Funding Trust IV, 2.5300%, 7/15/20 (144A)	3,932,532	3,932,941
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	874,910	874,995
OSCAR US Funding Trust VII LLC, 2.4500%, 12/10/21 (144A)	6,200,000	6,200,428
OSCAR US Funding Trust VII LLC, 2.7600%, 12/10/24 (144A)	6,200,000	6,174,121
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	1,544,027	1,544,320
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	4,556,864	4,558,673
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	11,061,822	11,079,554
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,687,000	7,745,770
Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC,
3.3600%, 3/20/23 (144A)	2,050,000	2,080,750
Station Place Securitization Trust 2017-3,
ICE LIBOR USD 1 Month + 1.0000%, 2.2356%, 7/24/18 (144A)§	5,333,000	5,332,145
Verizon Owner Trust 2016-1, 2.1500%, 5/20/21 (144A)	6,597,000	6,582,816
Verizon Owner Trust 2016-1, 2.4500%, 9/20/21 (144A)	3,988,000	4,006,490
Verizon Owner Trust 2017-2, 2.2200%, 12/20/21 (144A)	10,005,000	9,988,365
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,107,159	1,102,521
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	293,146	293,087
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,285,181	1,279,659
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	1,797,782	1,792,020
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	2,525,045	2,513,650
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 9/15/48	1,429,864	1,426,003
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	930,537	927,323
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $193,475,032)		193,147,707
Bank Loans and Mezzanine Loans – 4.4%
Capital Goods – 0.5%
Reynolds Group Holdings Inc, ICE LIBOR USD + 3.0000%, 4.2389%, 2/5/23	10,292,150	10,329,202
Communications – 1.6%
Charter Communications Operating LLC,
ICE LIBOR USD + 2.0000%, 3.2400%, 7/1/20	18,711,494	18,767,067
Charter Communications Operating LLC,
ICE LIBOR USD + 2.0000%, 3.2400%, 1/3/21	2,429,933	2,435,668
Charter Communications Operating LLC,
ICE LIBOR USD + 2.2500%, 3.4900%, 1/15/24	7,247,630	7,274,809
Zayo Group LLC, ICE LIBOR USD + 2.2500%, 3.4872%, 1/19/24	3,862,227	3,865,317
		32,342,861
Consumer Cyclical – 1.5%
Hilton Worldwide Finance LLC, ICE LIBOR USD + 2.0000%, 3.2372%, 10/25/23	23,677,995	23,771,286
Landry's Inc, ICE LIBOR USD + 3.2500%, 4.4883%, 10/4/23	6,075,681	6,088,975
		29,860,261

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Non-Cyclical – 0.3%
HCA Inc, ICE LIBOR USD + 2.2500%, 3.4850%, 2/15/24	$5,388,920	$5,413,925
Energy – 0.1%
Chief Exploration & Development LLC,
ICE LIBOR USD + 6.5000%, 7.9586%, 5/16/21	1,128,000	1,101,210
Technology – 0.2%
CommScope Inc, ICE LIBOR USD + 2.5000%, 3.2350%, 12/29/22	4,596,991	4,606,185
Transportation – 0.2%
Hanjin International Corp, ICE LIBOR USD + 2.5000%, 0%, 9/20/20(a)	3,486,000	3,486,000
Total Bank Loans and Mezzanine Loans (cost $87,196,766)		87,139,644
Corporate Bonds – 70.4%
Asset-Backed Securities – 1.4%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	28,617,000	28,564,831
Banking – 22.1%
Ally Financial Inc, 3.2500%, 2/13/18	1,305,000	1,314,526
Ally Financial Inc, 3.2500%, 11/5/18	7,414,000	7,469,605
Ally Financial Inc, 3.5000%, 1/27/19	5,645,000	5,729,675
Bank of America Corp, 2.1510%, 11/9/20	10,687,000	10,654,826
Bank of America Corp, ICE LIBOR USD 3 Month + 0.6600%, 2.3690%, 7/21/21	18,113,000	18,111,011
Bank of America Corp, 2.5030%, 10/21/22	15,091,000	14,944,112
Bear Stearns Cos LLC, 6.4000%, 10/2/17	7,518,000	7,518,000
Branch Banking & Trust Co, 1.4500%, 5/10/19	16,023,000	15,930,507
Citibank NA, 1.8500%, 9/18/19	20,056,000	20,050,891
Citigroup Inc, 2.4500%, 1/10/20	24,359,000	24,532,779
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,141,000	16,200,359
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,368,000	13,473,364
Citizens Bank NA/Providence RI, 2.2500%, 3/2/20	5,104,000	5,110,029
Discover Bank, 2.6000%, 11/13/18	7,995,000	8,046,512
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,026,000	10,096,303
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,104,484
Goldman Sachs Group Inc, 2.7500%, 9/15/20	10,157,000	10,288,534
Goldman Sachs Group Inc, 2.3500%, 11/15/21	20,851,000	20,688,964
Goldman Sachs Group Inc, 3.0000%, 4/26/22	6,924,000	7,000,406
JPMorgan Chase & Co, 2.2950%, 8/15/21	20,301,000	20,280,585
JPMorgan Chase Bank NA, 6.0000%, 10/1/17	10,664,000	10,664,000
Morgan Stanley, ICE LIBOR USD 3 Month + 0.7400%, 2.0525%, 7/23/19	28,818,000	29,011,355
Morgan Stanley, 2.6500%, 1/27/20	12,462,000	12,602,914
Morgan Stanley, ICE LIBOR USD 3 Month + 0.8000%, 2.1091%, 2/14/20	12,742,000	12,802,073
National Australia Bank Ltd/New York, 2.2500%, 1/10/20	5,839,000	5,864,457
National Australia Bank Ltd/New York, 2.1250%, 5/22/20	10,408,000	10,408,226
PNC Bank NA, 1.8500%, 7/20/18	10,010,000	10,025,488
PNC Bank NA, 2.0000%, 5/19/20	15,306,000	15,293,057
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18†	11,278,000	11,476,562
Synchrony Financial, 2.6000%, 1/15/19	13,733,000	13,819,939
Synchrony Financial, 3.0000%, 8/15/19	5,980,000	6,077,090
US Bank NA/Cincinnati OH, 2.0000%, 1/24/20	12,537,000	12,568,905
Wells Fargo & Co, 2.5000%, 3/4/21	49,680,000	50,009,728
		439,169,266
Basic Industry – 4.5%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	11,810,000	11,673,276
Allegheny Technologies Inc, 9.3750%, 6/1/19	680,000	742,900
Anglo American Capital PLC, 9.3750%, 4/8/19 (144A)	1,330,000	1,470,009
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	1,000,000	1,039,790
Anglo American Capital PLC, 3.7500%, 4/10/22 (144A)	207,000	212,299
CF Industries Inc, 6.8750%, 5/1/18	20,057,000	20,608,567
CF Industries Inc, 3.4000%, 12/1/21 (144A)	1,030,000	1,049,743
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP,
1.7000%, 5/1/18 (144A)	9,953,000	9,952,360
Ecolab Inc, 2.0000%, 1/14/19	8,625,000	8,659,150
FMG Resources August 2006 Pty Ltd, 4.7500%, 5/15/22 (144A)	775,000	784,688
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	275,000	292,875
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	715,000	740,919
Sherwin-Williams Co, 2.2500%, 5/15/20	5,731,000	5,752,689
Sherwin-Williams Co, 2.7500%, 6/1/22	1,784,000	1,795,671
Steel Dynamics Inc, 5.1250%, 10/1/21	9,882,000	10,166,107
Teck Resources Ltd, 4.5000%, 1/15/21	11,509,000	12,070,064
Teck Resources Ltd, 4.7500%, 1/15/22	2,680,000	2,833,269
		89,844,376
Brokerage – 0.5%
E*TRADE Financial Corp, 2.9500%, 8/24/22	9,767,000	9,785,733
Capital Goods – 3.5%
Arconic Inc, 6.1500%, 8/15/20	10,427,000	11,388,831
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.2500%, 9/15/22 (144A)	1,530,000	1,569,397

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Ball Corp, 4.3750%, 12/15/20	$21,351,000	$22,418,550
Bemis Co Inc, 6.8000%, 8/1/19	2,008,000	2,167,751
CNH Industrial Capital LLC, 3.6250%, 4/15/18	5,261,000	5,295,460
CNH Industrial Capital LLC, 4.3750%, 4/5/22	4,319,000	4,534,950
Harris Corp, 1.9990%, 4/27/18	10,297,000	10,314,799
Masco Corp, 3.5000%, 4/1/21	3,276,000	3,364,026
Rockwell Collins Inc, 1.9500%, 7/15/19	2,949,000	2,948,672
Sealed Air Corp, 6.5000%, 12/1/20 (144A)	4,631,000	5,151,987
		69,154,423
Communications – 3.5%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	2,440,000	2,537,600
Altice US Finance I Corp, 5.3750%, 7/15/23 (144A)	1,000,000	1,057,500
American Tower Corp, 3.4000%, 2/15/19	12,778,000	13,010,006
CenturyLink Inc, 5.8000%, 3/15/22	750,000	747,188
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.5790%, 7/23/20	7,796,000	8,001,783
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	1,750,000	1,802,500
Frontier Communications Corp, 8.1250%, 10/1/18	1,425,000	1,439,250
Lamar Media Corp, 5.0000%, 5/1/23	135,000	139,894
Level 3 Financing Inc, 5.3750%, 8/15/22	2,028,000	2,088,455
Nokia OYJ, 3.3750%, 6/12/22	2,105,000	2,123,419
Sirius XM Radio Inc, 3.8750%, 8/1/22 (144A)	260,000	265,902
TEGNA Inc, 5.1250%, 10/15/19	2,003,000	2,033,045
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	2,710,000	2,813,319
Verizon Communications Inc, 4.5000%, 9/15/20	19,385,000	20,801,590
Walt Disney Co, 1.9500%, 3/4/20	9,537,000	9,567,381
Zayo Group LLC / Zayo Capital Inc, 6.0000%, 4/1/23	1,395,000	1,476,538
		69,905,370
Consumer Cyclical – 7.5%
Amazon.com Inc, 1.9000%, 8/21/20 (144A)	4,507,000	4,517,145
Amazon.com Inc, 2.4000%, 2/22/23 (144A)	9,786,000	9,758,749
CVS Health Corp, 1.9000%, 7/20/18	19,658,000	19,704,612
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,290,000	1,343,019
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	12,730,000	12,811,844
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,004,000	8,093,511
Ford Motor Credit Co LLC, 2.0210%, 5/3/19	12,989,000	12,980,087
General Motors Co, 3.5000%, 10/2/18†	23,814,000	24,199,929
General Motors Financial Co Inc, 3.1000%, 1/15/19	505,000	512,084
General Motors Financial Co Inc, 2.6500%, 4/13/20	6,249,000	6,297,508
GLP Capital LP / GLP Financing II Inc, 4.3750%, 11/1/18	8,482,000	8,619,832
GLP Capital LP / GLP Financing II Inc, 4.8750%, 11/1/20	1,995,000	2,107,219
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	1,215,000	1,283,344
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	890,000	983,895
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	730,000	765,588
Lennar Corp, 4.7500%, 12/15/17	2,430,000	2,430,000
Lennar Corp, 4.1250%, 12/1/18	931,000	946,287
Lennar Corp, 4.7500%, 4/1/21	4,282,000	4,506,805
M/I Homes Inc, 6.7500%, 1/15/21	3,998,000	4,172,912
Meritage Homes Corp, 4.5000%, 3/1/18	7,879,000	7,918,395
Meritage Homes Corp, 7.1500%, 4/15/20	9,355,000	10,290,500
MGM Resorts International, 5.2500%, 3/31/20	1,710,000	1,810,462
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	2,010,000	2,055,225
Schaeffler Finance BV, 4.7500%, 5/15/23 (144A)	500,000	515,625
Toll Brothers Finance Corp, 4.0000%, 12/31/18	1,045,000	1,061,981
		149,686,558
Consumer Non-Cyclical – 11.6%
Anheuser-Busch InBev Finance Inc, 1.9000%, 2/1/19	31,718,000	31,797,328
Anheuser-Busch InBev Worldwide Inc,
ICE LIBOR USD 3 Month + 0.6900%, 2.0006%, 8/1/18	26,602,000	26,730,193
Becton Dickinson and Co, 2.1330%, 6/6/19	5,125,000	5,137,605
Becton Dickinson and Co, 2.4040%, 6/5/20	6,101,000	6,121,329
Cardinal Health Inc, 1.9480%, 6/14/19	5,578,000	5,583,101
Cardinal Health Inc, 2.6160%, 6/15/22	4,939,000	4,933,512
Constellation Brands Inc, 3.8750%, 11/15/19	6,352,000	6,591,025
Constellation Brands Inc, 3.7500%, 5/1/21	5,031,000	5,239,135
Constellation Brands Inc, 2.7000%, 5/9/22	2,846,000	2,854,901
HCA Inc, 3.7500%, 3/15/19	22,122,000	22,592,092
HCA Inc, 4.2500%, 10/15/19	1,858,000	1,923,030
Johnson & Johnson, 1.1250%, 3/1/19	12,734,000	12,642,036
McCormick & Co Inc/MD, 2.7000%, 8/15/22	8,519,000	8,556,632
Molson Coors Brewing Co, 1.9000%, 3/15/19 (144A)	9,538,000	9,523,569
Molson Coors Brewing Co, 1.4500%, 7/15/19	3,231,000	3,195,508
Molson Coors Brewing Co, 2.2500%, 3/15/20 (144A)	9,538,000	9,530,517
Newell Brands Inc, 2.6000%, 3/29/19	1,201,000	1,210,501

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Newell Brands Inc, 5.0000%, 11/15/23	$895,000	$954,268
Pfizer Inc, 1.4500%, 6/3/19	12,381,000	12,345,686
Post Holdings Inc, 6.0000%, 12/15/22 (144A)	1,330,000	1,393,175
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,495,000	11,470,891
Stryker Corp, 2.0000%, 3/8/19	9,582,000	9,601,352
Sysco Corp, 1.9000%, 4/1/19	7,342,000	7,336,790
Tenet Healthcare Corp, 4.7500%, 6/1/20	1,030,000	1,060,900
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	9,380,000	9,344,732
TreeHouse Foods Inc, 4.8750%, 3/15/22	1,800,000	1,860,750
Valeant Pharmaceuticals International, 6.3750%, 10/15/20 (144A)	1,085,000	1,086,020
Zimmer Biomet Holdings Inc, 2.7000%, 4/1/20	9,897,000	9,994,195
		230,610,773
Electric – 1.8%
Dominion Energy Inc, 1.6000%, 8/15/19	6,116,000	6,075,902
Duke Energy Corp, 2.4000%, 8/15/22	2,042,000	2,026,867
Dynegy Inc, 7.3750%, 11/1/22	465,000	485,925
NRG Energy Inc, 6.2500%, 7/15/22	930,000	976,500
Southern Co, 1.5500%, 7/1/18†	12,642,000	12,630,444
Southern Co, 1.8500%, 7/1/19	12,425,000	12,417,337
		34,612,975
Energy – 6.4%
Antero Resources Corp, 5.3750%, 11/1/21	1,000,000	1,026,250
Canadian Natural Resources Ltd, 1.7500%, 1/15/18	12,701,000	12,709,991
Canadian Natural Resources Ltd, 2.9500%, 1/15/23	3,301,000	3,280,613
Cenovus Energy Inc, 5.7000%, 10/15/19	173,000	183,328
Chevron Corp, 1.6860%, 2/28/19	12,717,000	12,719,790
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	1,000,000	1,035,000
Enterprise Products Operating LLC, 6.6500%, 4/15/18	2,897,000	2,972,206
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	10,641,000	10,698,872
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	24,998,000	25,446,843
NuStar Logistics LP, 4.8000%, 9/1/20	3,049,000	3,163,337
Phillips 66, ICE LIBOR USD 3 Month + 0.6500%, 1.9536%, 4/15/19 (144A)	6,152,000	6,159,746
Shell International Finance BV, 1.3750%, 5/10/19	25,152,000	25,059,562
SM Energy Co, 6.5000%, 11/15/21	745,000	752,450
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,473,000	9,569,631
Sunoco LP / Sunoco Finance Corp, 5.5000%, 8/1/20	10,239,000	10,546,170
Western Gas Partners LP, 5.3750%, 6/1/21	1,260,000	1,349,110
		126,672,899
Finance Companies – 0.8%
Park Aerospace Holdings Ltd, 3.6250%, 3/15/21 (144A)	5,952,000	5,966,880
Park Aerospace Holdings Ltd, 5.2500%, 8/15/22 (144A)	2,010,000	2,088,139
USAA Capital Corp, ICE LIBOR USD 3 Month + 0.2300%, 1.5406%, 2/1/19 (144A)	7,499,000	7,507,476
		15,562,495
Insurance – 0.4%
Berkshire Hathaway Finance Corp, 1.7000%, 3/15/19	7,715,000	7,729,247
Real Estate Investment Trusts (REITs) – 0%
FelCor Lodging LP, 6.0000%, 6/1/25	250,000	268,125
Technology – 5.4%
Broadcom Corp / Broadcom Cayman Finance Ltd, 2.3750%, 1/15/20 (144A)	8,032,000	8,075,148
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.0000%, 1/15/22 (144A)	8,017,000	8,155,851
EMC Corp, 2.6500%, 6/1/20	6,223,000	6,158,763
Fidelity National Information Services Inc, 2.8500%, 10/15/18	12,341,000	12,484,763
Fidelity National Information Services Inc, 3.6250%, 10/15/20	7,151,000	7,445,045
First Data Corp, 7.0000%, 12/1/23 (144A)	10,768,000	11,498,070
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	445,000	478,375
Qorvo Inc, 6.7500%, 12/1/23	9,252,000	10,074,503
Seagate HDD Cayman, 3.7500%, 11/15/18	3,435,000	3,495,078
Total System Services Inc, 2.3750%, 6/1/18	11,644,000	11,683,410
Total System Services Inc, 3.8000%, 4/1/21	12,272,000	12,756,447
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	14,098,000	14,073,687
		106,379,140
Transportation – 1.0%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.2000%, 7/15/20 (144A)	17,065,000	17,484,992
United Continental Holdings Inc, 6.0000%, 12/1/20	1,830,000	1,994,700
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	730,000	757,375
		20,237,067
Total Corporate Bonds (cost $1,392,967,045)		1,398,183,278
United States Treasury Notes/Bonds – 14.4%
1.2500%, 4/30/19	4,419,000	4,405,881
0.8750%, 6/15/19	8,052,000	7,973,682
1.2500%, 6/30/19	49,566,000	49,385,936
1.2500%, 8/31/19	48,995,000	48,780,647

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
0.8750%, 9/15/19	$13,989,000	$13,825,613
1.3750%, 9/30/19	4,508,000	4,498,139
1.3750%, 2/15/20	19,409,000	19,327,118
1.5000%, 4/15/20	55,875,000	55,727,301
1.5000%, 5/15/20	11,366,000	11,341,137
1.5000%, 6/15/20	53,001,000	52,876,779
1.5000%, 7/15/20	7,734,000	7,711,342
1.3750%, 1/31/21	5,401,000	5,342,770
2.2500%, 4/30/21	3,727,000	3,791,931
Total United States Treasury Notes/Bonds (cost $285,690,988)		284,988,276
Investment Companies – 1.6%
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£ (cost $31,333,148)	.31,333,148	31,333,148
Total Investments (total cost $1,990,662,979) – 100.5%		1,994,792,053
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(9,229,673)
Net Assets – 100%		$1,985,562,380

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,771,497,936	88.8%
Belgium	58,527,521	2.9
Canada	40,876,305	2.0
Netherlands	25,537,937	1.3
Australia	17,057,371	0.9
United Kingdom	15,541,679	0.8
Taiwan	14,073,687	0.7
Japan	12,374,549	0.6
France	11,673,276	0.6
Ireland	9,624,416	0.5
Israel	9,344,732	0.5
South Korea	3,486,000	0.2
Luxembourg	2,537,600	0.1
Finland	2,123,419	0.1
Germany	515,625	0.0

Total	$1,994,792,053	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 1.6%
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	$67,263	$—	$—	$31,333,148

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 1.6%
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	61,906,740	265,795,812	(296,369,404)	31,333,148

Schedule of Futures

Description	Number of Contracts	Expiration Date	Value and Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
5-Year US Treasury Note	411	12/29/17	$411,000	$50,561	$25,688

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Futures contracts, sold	$12,073,125

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $287,181,741, which represents 14.5% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2017, is $27,680,039.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2017)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Station Place Securitization Trust 2017-3, ICE LIBOR USD 1 Month + 1.000%, 2.2356%, 7/24/18	8/11/17	$5,333,000	$5,332,145	0.3%

The Fund has registration rights for certain restricted securities held as of September 30, 2017. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$193,147,707	$-
Bank Loans and Mezzanine Loans	-	87,139,644	-
Corporate Bonds	-	1,398,183,278	-
United States Treasury Notes/Bonds	-	284,988,276	-
Investment Companies	-	31,333,148	-
Total Investments in Securities	$-	$1,994,792,053	$-
Other Financial Instruments(a):
Variation Margin Receivable	25,688	-	-
Total Assets	$25,688	$1,994,792,053	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Short-Term Bond Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost.

The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the

Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing

Janus Henderson Strategic Income Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 0.1%
Tesco Property Finance 3 PLC, 5.7440%, 4/13/40 (cost $518,975)	341,722	GBP	$510,987
Bank Loans and Mezzanine Loans – 8.1%
Communications – 1.9%
eircom Holdings Ireland Ltd,
Euro Interbank Offered Rate + 3.2500%, 3.2500%, 4/19/24	2,744,936	EUR	3,254,756
McAfee LLC, ICE LIBOR USD + 4.5000%, 0%, 9/27/24(a)	$2,200,000		2,209,900
McAfee LLC, Euro Interbank Offered Rate + 4.2500%, 0%, 9/27/24(a)	1,000,000	EUR	1,190,163
SFR Group SA, Euro Interbank Offered Rate + 3.0000%, 3.7500%, 1/14/25	2,389,940	EUR	2,837,752
			9,492,571
Consumer Cyclical – 2.4%
Delta 2 Lux Sarl, ICE LIBOR USD + 3.2500%, 4.2350%, 2/1/24	4,300,000		4,324,725
Douglas GmbH, Euro Interbank Offered Rate + 3.5000%, 3.5000%, 8/13/22	6,226,647	EUR	7,390,855
			11,715,580
Consumer Non-Cyclical – 0.2%
Auris Luxembourg III Sarl, ICE LIBOR USD + 3.0000%, 4.3328%, 1/17/22	975,056		978,713
Industrial – 1.6%
Fugue Finance BV, Euro Interbank Offered Rate + 3.2500%, 3.2500%, 9/2/24	3,265,417	EUR	3,867,970
Travelport Finance Luxembourg Sarl,
ICE LIBOR USD + 2.7500%, 4.0606%, 9/2/21	4,107,624		4,100,847
			7,968,817
Real Estate Investment Trusts (REITs) – 1.6%
Equinix Inc, ICE LIBOR GBP + 3.0000%, 3.3298%, 1/6/23	829,500	GBP	1,112,064
Equinix Inc, Euro Interbank Offered Rate + 2.5000%, 2.5000%, 1/5/24	5,970,000	EUR	7,076,909
			8,188,973
Technology – 0.4%
Misys Europe SA, Euro Interbank Offered Rate + 3.2500%, 4.2500%, 6/13/24	1,520,000	EUR	1,814,849
Total Bank Loans and Mezzanine Loans (cost $37,608,548)			40,159,503
Corporate Bonds – 69.5%
Banking – 12.2%
Bank of Ireland Group PLC,
US Treasury Yield Curve Rate + 2.5000%, 4.1250%, 9/19/27	3,000,000		2,981,760
Barclays Bank PLC, ICE LIBOR USD 3 Month + 1.5500%, 6.2780%µ	4,040,000		4,646,000
Barclays PLC, 4.8360%, 5/9/28	2,300,000		2,383,190
Citigroup Inc, 3.7500%, 5/4/21	1,991,000	AUD	1,587,941
Cooperatieve Rabobank UA, 3.7500%, 7/21/26	2,350,000		2,383,224
Cooperatieve Rabobank UA, ICE LIBOR GBP 6 Month + 2.8250%, 6.9100%µ	1,250,000	GBP	2,260,712
HBOS Sterling Finance Jersey LP,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.4000%, 7.8810%µ	1,909,000	GBP	3,721,422
HSBC Bank Capital Funding Sterling 1 LP,
ICE LIBOR GBP 6 Month + 1.7600%, 5.8440%µ	2,475,000	GBP	4,289,253
Lloyds Banking Group PLC, ICE LIBOR USD 3 Month + 1.2700%, 6.6570%µ	4,020,000		4,602,900
Nationwide Building Society, 4.0000%, 9/14/26	6,400,000		6,365,486
RBS Capital Trust II, ICE LIBOR USD 3 Month + 1.9425%, 6.4250%µ	2,686,000		3,135,905
Royal Bank of Scotland Group PLC, 6.1250%, 12/15/22	4,700,000		5,179,144
Royal Bank of Scotland Group PLC, ICE LIBOR USD 3 Month + 2.5000%, 7.6480%µ	1,430,000		1,816,815
TP ICAP PLC, 5.2500%, 1/26/24	1,700,000	GBP	2,441,123
UBS Group AG, USD SWAP SEMI 30/360 5YR + 4.8660%, 7.0000%µ	3,150,000		3,536,190
Wachovia Capital Trust III, ICE LIBOR USD 3 Month + 0.9300%, 5.5698%µ	8,821,000		8,843,052
			60,174,117
Capital Goods – 3.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
6.0000%, 6/30/21 (144A)	223,000		229,133
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 6.7500%, 5/15/24	2,250,000	EUR	2,964,617
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 6.0000%, 2/15/25	860,000		910,525
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 4.7500%, 7/15/27	1,000,000	GBP	1,348,227
Berry Global Inc, 5.1250%, 7/15/23	2,086,000		2,179,870
Crown Americas LLC / Crown Americas Capital Corp V, 4.2500%, 9/30/26	2,235,000		2,257,350
Sealed Air Corp, 5.2500%, 4/1/23	2,410,000		2,596,775
Sealed Air Corp, 5.1250%, 12/1/24	567,000		610,234
Silgan Holdings Inc, 4.7500%, 3/15/25	2,250,000		2,317,500
			15,414,231
Communications – 12.4%
Altice US Finance I Corp, 5.5000%, 5/15/26	2,150,000		2,268,250
AT&T Inc, 4.1250%, 2/17/26	2,200,000		2,260,297
AT&T Inc, 4.3750%, 9/14/29	3,165,000	GBP	4,701,847
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27	836,000		875,710
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	2,080,000		2,222,798

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.4840%, 10/23/45	$651,000		$765,055
Comcast Corp, 3.3000%, 2/1/27	2,100,000		2,128,134
Crown Castle International Corp, 3.2000%, 9/1/24	676,000		672,510
Crown Castle International Corp, 3.6500%, 9/1/27	1,240,000		1,238,770
Daily Mail & General Trust PLC, 5.7500%, 12/7/18	788,000	GBP	1,107,565
Netflix Inc, 3.6250%, 5/15/27	1,800,000	EUR	2,159,353
Netflix Inc, 3.6250%, 5/15/27	450,000	EUR	539,838
Orange SA, GBP SWAP 5 YR + 3.3530%, 5.7500%µ	812,000	GBP	1,209,318
S&P Global Inc, 4.0000%, 6/15/25	2,830,000		2,972,639
Sirius XM Radio Inc, 6.0000%, 7/15/24	1,300,000		1,399,125
Sirius XM Radio Inc, 5.3750%, 4/15/25	2,315,000		2,442,325
Telenet Finance VI Luxembourg SCA, 4.8750%, 7/15/27	3,200,000	EUR	4,160,397
Unitymedia GmbH, 3.7500%, 1/15/27	2,100,000	EUR	2,503,784
Unitymedia GmbH, 3.7500%, 1/15/27	909,000	EUR	1,083,781
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 5.0000%, 1/15/25	200,000		210,250
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	3,400,000	EUR	4,150,944
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH, 3.5000%, 1/15/27	200,000	EUR	244,173
Verizon Communications Inc, 3.1250%, 3/16/22	2,100,000		2,151,571
Verizon Communications Inc, 4.5000%, 8/10/33	1,939,000		1,988,071
Verizon Communications Inc, 5.2500%, 3/16/37	1,451,000		1,590,492
Verizon Communications Inc, 5.0120%, 4/15/49	170,000		175,181
Virgin Media Secured Finance PLC, 6.2500%, 3/28/29	4,652,000	GBP	6,739,161
Vodafone Group PLC, 2.9500%, 2/19/23	2,505,000		2,543,096
WPP Finance 2010, 4.7500%, 11/21/21	2,043,000		2,199,692
WPP Finance 2013, 3.0000%, 11/20/23	1,703,000	EUR	2,259,978
			60,964,105
Consumer Cyclical – 5.6%
Amazon.com Inc, 3.1500%, 8/22/27 (144A)	3,268,000		3,280,569
Co-operative Group Holdings 2011 Ltd, 6.8750%, 7/8/20Ç	2,509,000	GBP	3,755,869
CPUK Finance Ltd, 4.2500%, 8/28/22	1,700,000	GBP	2,317,273
CPUK Finance Ltd, 4.2500%, 8/28/22 (144A)	700,000	GBP	954,171
CPUK Finance Ltd, 4.8750%, 8/28/25	400,000	GBP	544,295
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	1,500,000		1,658,250
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	1,362,000		1,530,547
ISS Global A/S, 1.1250%, 1/7/21	1,500,000	EUR	1,817,030
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
4.7500%, 6/1/27	2,020,000		2,080,600
La Financiere Atalian SAS, 4.0000%, 5/15/24	1,400,000	EUR	1,724,831
Service Corp International/US, 7.6250%, 10/1/18	650,000		687,375
Service Corp International/US, 5.3750%, 5/15/24	2,900,000		3,081,250
Walgreens Boots Alliance Inc, 3.8000%, 11/18/24	970,000		1,001,968
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	520,000		518,054
Walgreens Boots Alliance Inc, 2.1250%, 11/20/26	2,300,000	EUR	2,830,443
			27,782,525
Consumer Non-Cyclical – 15.3%
Altria Group Inc, 2.8500%, 8/9/22	2,000,000		2,041,702
Altria Group Inc, 2.6250%, 9/16/26	2,700,000		2,598,224
Altria Group Inc, 5.3750%, 1/31/44	185,000		222,019
Anheuser-Busch InBev Finance Inc, 2.6000%, 5/15/24	4,500,000	CAD	3,522,848
Aramark Services Inc, 5.1250%, 1/15/24	681,000		722,711
Aramark Services Inc, 5.0000%, 4/1/25	445,000		476,150
Aramark Services Inc, 4.7500%, 6/1/26	2,419,000		2,546,965
BAT Capital Corp, 2.7640%, 8/15/22	1,692,000		1,700,995
BAT International Finance PLC, 6.0000%, 6/29/22	950,000	GBP	1,513,694
BAT International Finance PLC, 0.8750%, 10/13/23	2,500,000	EUR	2,959,193
BAT International Finance PLC, 3.9500%, 6/15/25	2,000,000		2,083,161
Constellation Brands Inc, 3.5000%, 5/9/27	4,000,000		4,062,781
Constellation Brands Inc, 4.5000%, 5/9/47	1,600,000		1,678,292
Cott Holdings Inc, 5.5000%, 4/1/25	2,325,000		2,419,162
Diamond BC BV, 5.6250%, 8/15/25	2,400,000	EUR	2,878,854
Dr Pepper Snapple Group Inc, 4.5000%, 11/15/45	3,500,000		3,696,481
Galaxy Bidco Ltd, 6.3750%, 11/15/20	406,000	GBP	555,110
HCA Inc, 5.0000%, 3/15/24	67,000		71,355
Heineken NV, 3.5000%, 1/29/28	2,320,000		2,366,692
Heineken NV, 4.3500%, 3/29/47	1,160,000		1,227,621
Imperial Brands Finance PLC, 2.2500%, 2/26/21	2,934,000	EUR	3,674,232
Imperial Brands Finance PLC, 4.8750%, 6/7/32	1,750,000	GBP	2,785,941
Kellogg Co, 1.2500%, 3/10/25	1,200,000	EUR	1,425,169
PepsiCo Inc, 2.1500%, 5/6/24	2,800,000	CAD	2,168,788
Pernod Ricard SA, 1.5000%, 5/18/26	2,000,000	EUR	2,429,621
Pernod Ricard SA, 5.5000%, 1/15/42	1,160,000		1,391,297
Quintiles IMS Inc, 3.2500%, 3/15/25	2,000,000	EUR	2,401,844
Quintiles IMS Inc, 2.8750%, 9/15/25	2,900,000	EUR	3,423,266

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Reckitt Benckiser Treasury Services PLC, 3.0000%, 6/26/27 (144A)	$2,200,000		$2,175,079
Reynolds American Inc, 6.1500%, 9/15/43	1,650,000		2,068,029
Tesco PLC, 5.5000%, 1/13/33	3,076,000	GBP	4,501,697
Thermo Fisher Scientific Inc, 3.2000%, 8/15/27	2,300,000		2,263,186
Thermo Fisher Scientific Inc, 4.1000%, 8/15/47	2,300,000		2,304,607
Wm Morrison Supermarkets PLC, 3.5000%, 7/27/26	2,233,000	GBP	3,186,813
			75,543,579
Electric – 0.8%
NGG Finance PLC, GBP SWAP 12YR + 3.4800%, 5.6250%, 6/18/73	2,515,000	GBP	3,824,762
Industrial – 1.4%
Annington Funding PLC, 2.6460%, 7/12/25	1,750,000	GBP	2,358,502
Annington Funding PLC, 3.6850%, 7/12/34	3,100,000	GBP	4,279,394
			6,637,896
Insurance – 8.7%
Aetna Inc, 2.8000%, 6/15/23	4,400,000		4,422,109
Aviva PLC, ICE LIBOR GBP 3 Month + 3.2600%, 6.8750%, 5/20/58	1,333,000	GBP	2,356,930
Aviva PLC, UK Govt Bonds 5 Year Note Generic Bid Yield + 2.9700%, 6.8750%µ	1,300,000	GBP	1,903,826
AXA SA, ICE LIBOR USD 3 Month + 2.2560%, 6.3790%µ	3,500,000		4,007,500
BUPA Finance PLC, 5.0000%, 12/8/26	3,000,000	GBP	4,540,142
BUPA Finance PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.6000%, 6.1250%µ	1,414,000	GBP	2,097,660
Legal & General Group PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.3300%, 5.8750%µ	1,300,000	GBP	1,837,536
Phoenix Group Holdings, 4.1250%, 7/20/22	1,600,000	GBP	2,254,952
Phoenix Group Holdings, 6.6250%, 12/18/25	2,412,000	GBP	3,801,203
Prudential PLC, 7.7500%µ	2,000,000		2,067,000
Prudential PLC, 6.5000%µ	5,469,000		5,518,429
Scottish Widows Ltd, 7.0000%, 6/16/43	612,000	GBP	1,047,115
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 4.8500%, 5.5000%, 12/4/42	400,000	GBP	594,096
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.7000%, 6.5460%µ	700,000	GBP	1,026,919
Standard Life Aberdeen PLC,
UK Govt Bonds 5 Year Note Generic Bid Yield + 2.8500%, 6.7500%µ	606,000	GBP	986,481
UnitedHealth Group Inc, 2.8750%, 3/15/23	4,400,000		4,485,086
			42,946,984
Non-Agency Commercial Mortgage-Backed Securities – 0.4%
Nationwide Building Society, 10.2500%µ	850,000	GBP	1,773,016
Owned No Guarantee – 0.5%
TenneT Holding BV, 1.7500%, 6/4/27	2,000,000	EUR	2,511,008
Real Estate Investment Trusts (REITs) – 0.6%
Digital Realty Trust LP, 3.7000%, 8/15/27	2,682,000		2,708,250
Technology – 7.4%
Apple Inc, 2.6500%, 6/10/20	2,800,000	AUD	2,194,853
Apple Inc, 3.7000%, 8/28/22	8,300,000	AUD	6,691,934
Dell International LLC / EMC Corp, 5.4500%, 6/15/23	4,000,000		4,387,071
Equinix Inc, 5.3750%, 4/1/23	2,200,000		2,289,760
First Data Corp, 5.7500%, 1/15/24	1,110,000		1,161,338
Iron Mountain Europe PLC, 6.1250%, 9/15/22	2,607,000	GBP	3,646,545
Iron Mountain Inc, 6.0000%, 8/15/23	2,000,000		2,117,500
Iron Mountain Inc, 4.8750%, 9/15/27 (144A)	1,306,000		1,330,487
Microsoft Corp, 3.3000%, 2/6/27	4,500,000		4,664,246
Microsoft Corp, 3.4500%, 8/8/36	1,325,000		1,333,917
Microsoft Corp, 4.4500%, 11/3/45	250,000		281,383
Oracle Corp, 3.9000%, 5/15/35	4,000,000		4,192,987
VMware Inc, 3.9000%, 8/21/27	2,270,000		2,293,734
			36,585,755
Transportation – 0.5%
Heathrow Funding Ltd, 7.1250%, 2/14/24	1,300,000	GBP	2,207,070
Whole Business – 0.6%
RAC Bond Co PLC, 4.5650%, 5/6/23	2,050,000	GBP	2,974,912
Total Corporate Bonds (cost $336,102,097)			342,048,210
Foreign Government Bonds – 15.3%
Australia Government Bond, 2.7500%, 10/21/19	12,500,000	AUD	9,957,486
Australia Government Bond, 1.7500%, 11/21/20	29,000,000	AUD	22,465,778
Australia Government Bond, 2.0000%, 12/21/21	11,000,000	AUD	8,520,303
Australia Government Bond, 2.7500%, 4/21/24	10,000,000	AUD	7,916,482
Australia Government Bond, 3.2500%, 4/21/29	8,250,000	AUD	6,665,415
Canadian Government Bond, 0.7500%, 8/1/19	19,000,000	CAD	15,014,508
Canadian Government Bond, 0.5000%, 3/1/22	6,250,000	CAD	4,748,868
Total Foreign Government Bonds (cost $75,195,949)			75,288,840

Shares or Principal Amounts		Value
Investment Companies – 10.9%
Money Markets – 10.9%
Fidelity Investments Money Market Treasury Portfolio, 0.9069%ºº (cost $53,786,878)	.53,786,878	$53,786,878
Total Investments (total cost $503,212,447) – 103.9%		511,794,418
Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(19,321,078)
Net Assets – 100%		$492,473,340

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$214,526,707	41.9%
United Kingdom	144,138,484	28.2
Australia	55,525,464	10.8
Canada	22,182,538	4.3
Germany	15,583,787	3.0
Netherlands	14,617,227	2.9
France	13,600,319	2.7
Ireland	11,689,018	2.3
Luxembourg	11,054,806	2.2
Switzerland	3,536,190	0.7
Belgium	3,522,848	0.7
Denmark	1,817,030	0.3

Total	$511,794,418	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Unrealized Appreciation/ (Depreciation)
BNP Paribas:
Australian Dollar	10/25/17	(84,482,426)	$67,287,776	$1,057,985
British Pound	10/25/17	(76,476,461)	103,579,112	1,037,568
British Pound	10/25/17	394,779	(534,549)	(5,220)
Canadian Dollar	10/25/17	(5,718,134)	4,642,857	58,742
Canadian Dollar	10/25/17	(26,167,577)	20,928,158	(49,875)
Euro	10/25/17	(65,769,389)	78,978,402	1,148,218
Euro	10/25/17	3,263,824	(3,917,991)	(55,646)
Total				$3,191,772

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year US Treasury Note	82	12/19/17	$82,000	$(8,875)	$(8,039)
Long Gilt	107	12/27/17	107,000	(28,753)	(28,873)
US Treasury Long Bond	53	12/19/17	53,000	45,299	86,485
Total				$7,671	$49,573

Schedule of OTC Credit Default Swaps - Buy Protection
Counterparty/ Reference Asset	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Contracts, at Value Asset/(Liability)

Barclays Capital Inc:

Renault SA, Fixed Rate 1.00%, Paid quarterly	12/20/21	3,000,000	EUR	$10,704	$(78,962)	$(68,258)

JPMorgan Chase & Co:

Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,187	(52,896)	(32,709)
Host Hotels & Resorts LP, Fixed Rate 1.00%, Paid quarterly	12/20/20	1,250,000	USD	20,187	(52,896)	(32,709)
				40,374	(105,792)	(65,418)
Total				$51,078	$(184,754)	$(133,676)

Schedule of OTC Credit Default Swaps - Sell Protection(1)
Counterparty/ Reference Asset Type/ Reference Asset	S&P Credit Rating	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Outstanding Swap Contracts, at Value Asset/(Liability)

JPMorgan Chase & Co:

Foreign Corporate Bonds

ConvaTec Healthcare SA, Fixed Rate 5.00% Paid quarterly	Not Rated	12/20/17	50,000	EUR	$(1,637)	$2,381	$744
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)	If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended September 30, 2017

Market Value
Credit default swaps, long	$ 1,023
Credit default swaps, short	(117,236)
Forward foreign currency exchange contracts, purchased	16,155,408
Forward foreign currency exchange contracts, sold	254,590,687
Futures contracts, purchased	5,404,566
Futures contracts, sold	9,033,488

Notes to Schedule of Investments (unaudited)

LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2017 is $11,158,236, which represents 2.3% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$510,987	$-
Bank Loans and Mezzanine Loans	-	40,159,503	-
Corporate Bonds	-	342,048,210	-
Foreign Government Bonds	-	75,288,840	-
Investment Companies	53,786,878	-	-
Total Investments in Securities	$53,786,878	$458,007,540	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	3,302,513	-
Outstanding Swap Contracts, at Value	-	744	-
Variation Margin Receivable	86,485	-	-
Total Assets	$53,873,363	$461,310,797	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$110,741	$-
Outstanding Swap Contracts, at Value	-	133,676	-
Variation Margin Payable	36,912	-	-
Total Liabilities	$36,912	$244,417	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Organization and Significant Accounting Policies

Janus Henderson Strategic Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through current income and capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended September 30, 2017 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk. The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The Fund may purchase or sell futures on interest rate futures to increase or decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to liquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of September 30, 2017.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

Janus Henderson U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

September 30, 2017

Shares		Value
Common Stocks – 99.0%
Aerospace & Defense – 5.4%
Boeing Co	.26,900	$6,838,249
BWX Technologies Inc	17,100	957,942
General Dynamics Corp	37,900	7,791,482
HEICO Corp	77,425	5,899,785
Huntington Ingalls Industries Inc	6,500	1,471,860
L3 Technologies Inc	4,500	847,935
Lockheed Martin Corp	9,000	2,792,610
Northrop Grumman Corp	21,900	6,301,068
Orbital ATK Inc	51,300	6,831,108
Raytheon Co	64,500	12,034,410
Spirit AeroSystems Holdings Inc	50,765	3,945,456
United Technologies Corp	1,900	220,552
		55,932,457
Airlines – 0.7%
Alaska Air Group Inc	3,600	274,572
Copa Holdings SA	53,100	6,612,543
		6,887,115
Auto Components – 0%
Visteon Corp*	3,900	482,703
Automobiles – 0.9%
Tesla Inc*	26,900	9,175,590
Banks – 2.3%
Bank of America Corp	29,300	742,462
Citigroup Inc	5,900	429,166
Citizens Financial Group Inc	203,200	7,695,184
Comerica Inc	14,900	1,136,274
JPMorgan Chase & Co	3,800	362,938
KeyCorp	45,500	856,310
M&T Bank Corp	24,300	3,913,272
PNC Financial Services Group Inc	64,100	8,638,757
		23,774,363
Beverages – 0.5%
Constellation Brands Inc	26,800	5,345,260
PepsiCo Inc	2,200	245,146
		5,590,406
Biotechnology – 1.3%
AbbVie Inc	17,000	1,510,620
Alnylam Pharmaceuticals Inc*	60,900	7,155,141
Bioverativ Inc*	11,600	662,012
Regeneron Pharmaceuticals Inc*	6,200	2,772,144
Vertex Pharmaceuticals Inc*	8,100	1,231,524
		13,331,441
Building Products – 0.1%
Lennox International Inc	3,100	554,807
Capital Markets – 2.4%
Bank of New York Mellon Corp	11,600	615,032
BlackRock Inc	600	268,254
CBOE Holdings Inc	48,400	5,209,292
CME Group Inc	26,700	3,622,656
Intercontinental Exchange Inc	6,200	425,940
Lazard Ltd	14,800	669,256
LPL Financial Holdings Inc	15,200	783,864
Moody's Corp	3,600	501,156
Morgan Stanley	26,900	1,295,773
MSCI Inc	3,200	374,080
Nasdaq Inc	3,500	271,495
S&P Global Inc	20,600	3,219,986
SEI Investments Co	5,800	354,148
State Street Corp	11,500	1,098,710
T Rowe Price Group Inc	12,400	1,124,060
TD Ameritrade Holding Corp	116,100	5,665,680
		25,499,382
Chemicals – 0.6%
Ashland Global Holdings Inc	3,700	241,943
Chemours Co	27,800	1,406,958
FMC Corp	18,900	1,687,959
Huntsman Corp	14,000	383,880
International Flavors & Fragrances Inc	7,100	1,014,661

Shares		Value
Common Stocks – (continued)
Chemicals – (continued)
Monsanto Co	.12,000	$1,437,840
Sherwin-Williams Co	900	322,236
		6,495,477
Commercial Services & Supplies – 2.9%
Republic Services Inc	306,900	20,273,814
Rollins Inc	74,400	3,432,816
Waste Management Inc	80,900	6,332,043
		30,038,673
Communications Equipment – 1.0%
Arista Networks Inc*	45,000	8,532,450
CommScope Holding Co Inc*	27,900	926,559
Harris Corp	9,800	1,290,464
		10,749,473
Consumer Finance – 0.2%
Credit Acceptance Corp*,#	6,900	1,933,173
Containers & Packaging – 0.7%
AptarGroup Inc	21,100	1,821,141
Avery Dennison Corp	10,900	1,071,906
Crown Holdings Inc*	12,800	764,416
Owens-Illinois Inc*	66,000	1,660,560
Packaging Corp of America	15,400	1,766,072
		7,084,095
Distributors – 0%
Pool Corp	4,500	486,765
Diversified Consumer Services – 0.1%
H&R Block Inc	59,500	1,575,560
Diversified Telecommunication Services – 0.4%
AT&T Inc	99,076	3,880,807
Zayo Group Holdings Inc*	5,500	189,310
		4,070,117
Electric Utilities – 5.2%
Alliant Energy Corp	33,600	1,396,752
American Electric Power Co Inc	12,600	885,024
Duke Energy Corp	1,700	142,664
Edison International	33,800	2,608,346
Entergy Corp	5,400	412,344
Eversource Energy	32,200	1,946,168
Great Plains Energy Inc	24,700	748,410
Hawaiian Electric Industries Inc	54,700	1,825,339
NextEra Energy Inc	46,900	6,873,195
OGE Energy Corp	3,200	115,296
PG&E Corp	83,500	5,685,515
Pinnacle West Capital Corp	49,100	4,151,896
PPL Corp	62,800	2,383,260
Southern Co	167,000	8,206,380
Westar Energy Inc	188,100	9,329,760
Xcel Energy Inc	160,600	7,599,592
		54,309,941
Electrical Equipment – 0%
AMETEK Inc	6,500	429,260
Electronic Equipment, Instruments & Components – 1.4%
Amphenol Corp	22,400	1,895,936
Cognex Corp	22,800	2,514,384
Coherent Inc*	3,900	917,163
IPG Photonics Corp*	14,200	2,627,852
Jabil Inc	7,600	216,980
National Instruments Corp	116,300	4,904,371
Universal Display Corp	10,900	1,404,465
Zebra Technologies Corp*	2,400	260,592
		14,741,743
Equity Real Estate Investment Trusts (REITs) – 5.2%
American Tower Corp	17,700	2,419,236
AvalonBay Communities Inc	5,900	1,052,678
Brandywine Realty Trust	18,900	330,561
CoreCivic Inc	57,500	1,539,275
CoreSite Realty Corp	16,400	1,835,160
Corporate Office Properties Trust	17,500	574,525
Crown Castle International Corp	8,800	879,824
CyrusOne Inc	13,100	771,983
DCT Industrial Trust Inc	13,900	805,088
Digital Realty Trust Inc	93,310	11,041,372
Duke Realty Corp	5,700	164,274
Equinix Inc	2,303	1,027,829

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Equity LifeStyle Properties Inc	.48,200	$4,100,856
Equity Residential	3,900	257,127
Essex Property Trust Inc	21,400	5,436,242
Gaming and Leisure Properties Inc	151,800	5,599,902
Mid-America Apartment Communities Inc	6,400	684,032
Prologis Inc	17,000	1,078,820
SBA Communications Corp*	37,400	5,387,470
Senior Housing Properties Trust	56,200	1,098,710
Sun Communities Inc	72,200	6,186,096
UDR Inc	26,700	1,015,401
Ventas Inc	9,800	638,274
Welltower Inc	8,300	583,324
		54,508,059
Food & Staples Retailing – 0.2%
Sprouts Farmers Market Inc*	71,900	1,349,563
Wal-Mart Stores Inc	5,300	414,142
		1,763,705
Food Products – 3.1%
Flowers Foods Inc	9,500	178,695
General Mills Inc	215,700	11,164,632
Hershey Co	15,100	1,648,467
Lamb Weston Holdings Inc	185,600	8,702,784
Pinnacle Foods Inc	128,700	7,357,779
Tyson Foods Inc	42,400	2,987,080
		32,039,437
Gas Utilities – 0.5%
Atmos Energy Corp	5,500	461,120
UGI Corp	106,350	4,983,561
		5,444,681
Health Care Equipment & Supplies – 5.4%
Abbott Laboratories	11,100	592,296
ABIOMED Inc*	5,800	977,880
Alere Inc*	37,300	1,901,927
Align Technology Inc*	33,300	6,202,791
Baxter International Inc	116,400	7,304,100
Becton Dickinson and Co	4,700	920,965
Boston Scientific Corp*	13,300	387,961
Cooper Cos Inc	21,100	5,003,021
CR Bard Inc	4,000	1,282,000
Edwards Lifesciences Corp*	2,900	316,999
Hill-Rom Holdings Inc	104,900	7,762,600
IDEXX Laboratories Inc*	6,800	1,057,332
Intuitive Surgical Inc*	7,100	7,425,748
Medtronic PLC	25,100	1,952,027
STERIS PLC	33,500	2,961,400
Stryker Corp	15,200	2,158,704
Teleflex Inc	21,900	5,299,143
Varian Medical Systems Inc*	23,500	2,351,410
West Pharmaceutical Services Inc	4,200	404,292
		56,262,596
Health Care Providers & Services – 2.3%
Aetna Inc	18,400	2,925,784
Anthem Inc	4,700	892,436
Centene Corp*	20,700	2,003,139
Cigna Corp	1,800	336,492
Henry Schein Inc*	5,200	426,348
Humana Inc	10,400	2,533,752
Quest Diagnostics Inc	30,600	2,865,384
UnitedHealth Group Inc	3,900	763,815
WellCare Health Plans Inc*	67,500	11,592,450
		24,339,600
Health Care Technology – 0.5%
athenahealth Inc*	7,000	870,520
Cerner Corp*	26,800	1,911,376
Veeva Systems Inc*	42,800	2,414,348
		5,196,244
Hotels, Restaurants & Leisure – 6.3%
Carnival Corp	34,700	2,240,579
Chipotle Mexican Grill Inc*	4,600	1,416,018
Darden Restaurants Inc	27,900	2,197,962
Domino's Pizza Inc	63,100	12,528,505
Dunkin' Brands Group Inc	19,300	1,024,444
Extended Stay America Inc	53,100	1,062,000

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Las Vegas Sands Corp	.49,400	$3,169,504
Marriott International Inc/MD	37,900	4,178,854
McDonald's Corp	52,300	8,194,364
Royal Caribbean Cruises Ltd	3,200	379,328
Vail Resorts Inc	9,600	2,189,952
Wendy's Co	322,800	5,013,084
Wyndham Worldwide Corp	6,100	643,001
Wynn Resorts Ltd	81,600	12,151,872
Yum China Holdings Inc	209,000	8,353,730
Yum! Brands Inc	8,300	610,963
		65,354,160
Household Durables – 1.5%
DR Horton Inc	8,100	323,433
NVR Inc*	4,700	13,418,500
PulteGroup Inc	46,100	1,259,913
Toll Brothers Inc	9,300	385,671
		15,387,517
Household Products – 0.2%
Clorox Co	12,900	1,701,639
Energizer Holdings Inc	9,500	437,475
Kimberly-Clark Corp	1,400	164,752
Procter & Gamble Co	3,000	272,940
		2,576,806
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy Inc	54,800	1,402,332
Industrial Conglomerates – 0.4%
3M Co	11,500	2,413,850
Honeywell International Inc	5,000	708,700
Roper Technologies Inc	4,600	1,119,640
		4,242,190
Information Technology Services – 3.2%
Amdocs Ltd	6,800	437,376
Booz Allen Hamilton Holding Corp	10,900	407,551
Cognizant Technology Solutions Corp	13,700	993,798
CoreLogic Inc/United States*	74,200	3,429,524
DXC Technology Co	51,405	4,414,661
Euronet Worldwide Inc*	5,000	473,950
Fidelity National Information Services Inc	3,900	364,221
First Data Corp*	18,800	339,152
Fiserv Inc*	9,500	1,225,120
Gartner Inc*	29,000	3,607,890
Genpact Ltd	55,700	1,601,375
Jack Henry & Associates Inc	6,500	668,135
Leidos Holdings Inc	107,800	6,383,916
Mastercard Inc	7,500	1,059,000
PayPal Holdings Inc*	69,100	4,424,473
Square Inc*	96,100	2,768,641
Visa Inc	9,600	1,010,304
		33,609,087
Insurance – 7.9%
Allstate Corp	65,500	6,020,105
American Financial Group Inc/OH	101,400	10,489,830
Aon PLC	17,800	2,600,580
Arch Capital Group Ltd*	91,700	9,032,450
Assured Guaranty Ltd	54,800	2,068,700
Axis Capital Holdings Ltd	18,800	1,077,428
Erie Indemnity Co	31,300	3,773,841
Everest Re Group Ltd	55,800	12,744,162
First American Financial Corp	24,600	1,229,262
FNF Group	150,100	7,123,746
Hanover Insurance Group Inc	5,700	552,501
Hartford Financial Services Group Inc	25,400	1,407,922
ProAssurance Corp	5,300	289,645
Progressive Corp	43,100	2,086,902
Reinsurance Group of America Inc	58,100	8,106,693
RenaissanceRe Holdings Ltd	35,791	4,836,796
White Mountains Insurance Group Ltd	1,100	942,700
Willis Towers Watson PLC	1,400	215,922
WR Berkley Corp	81,900	5,466,006
XL Group Ltd	56,100	2,213,145
		82,278,336
Internet & Direct Marketing Retail – 1.7%
Amazon.com Inc*	4,100	3,941,535

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
Expedia Inc	.32,700	$4,706,838
Liberty Expedia Holdings Inc*	24,700	1,311,817
Netflix Inc*	19,300	3,500,055
Wayfair Inc*,#	58,900	3,969,860
		17,430,105
Internet Software & Services – 1.3%
Alphabet Inc - Class A*	500	486,860
Alphabet Inc - Class C*	800	767,288
CoStar Group Inc*	12,400	3,326,300
Facebook Inc	24,100	4,117,967
GoDaddy Inc*	6,400	278,464
IAC/InterActiveCorp*	14,800	1,740,184
VeriSign Inc*	12,200	1,297,958
Zillow Group Inc*	49,700	1,998,437
		14,013,458
Life Sciences Tools & Services – 1.2%
Agilent Technologies Inc	4,600	295,320
Bio-Rad Laboratories Inc*	9,200	2,044,424
Bruker Corp	76,700	2,281,825
Charles River Laboratories International Inc*	4,200	453,684
Illumina Inc*	400	79,680
Mettler-Toledo International Inc*	3,000	1,878,480
PerkinElmer Inc	34,400	2,372,568
QIAGEN NV*	15,300	481,950
Quintiles IMS Holdings Inc*	3,100	294,717
Waters Corp*	11,200	2,010,624
		12,193,272
Machinery – 1.3%
Deere & Co	25,300	3,177,427
Fortive Corp	16,800	1,189,272
Graco Inc	12,500	1,546,125
IDEX Corp	9,100	1,105,377
Toro Co	76,500	4,747,590
WABCO Holdings Inc*	3,800	562,400
Wabtec Corp/DE	5,500	416,625
Xylem Inc/NY	8,400	526,092
		13,270,908
Media – 0.7%
Cable One Inc	5,000	3,610,600
Live Nation Entertainment Inc*	31,200	1,358,760
Madison Square Garden Co*	1,200	256,920
Tribune Media Co	46,500	1,899,990
		7,126,270
Metals & Mining – 1.0%
Newmont Mining Corp	197,400	7,404,474
Royal Gold Inc	30,000	2,581,200
		9,985,674
Mortgage Real Estate Investment Trusts (REITs) – 2.0%
AGNC Investment Corp	214,900	4,659,032
Annaly Capital Management Inc	469,500	5,723,205
Chimera Investment Corp	210,200	3,976,984
MFA Financial Inc	241,200	2,112,912
Starwood Property Trust Inc	60,300	1,309,716
Two Harbors Investment Corp	294,300	2,966,544
		20,748,393
Multi-Utilities – 4.7%
Ameren Corp	114,900	6,645,816
CenterPoint Energy Inc	290,800	8,494,268
CMS Energy Corp	29,700	1,375,704
Consolidated Edison Inc	102,100	8,237,428
Dominion Energy Inc	43,100	3,315,683
DTE Energy Co	76,800	8,245,248
NiSource Inc	68,300	1,747,797
SCANA Corp	10,900	528,541
Sempra Energy	9,300	1,061,409
Vectren Corp	80,400	5,287,908
WEC Energy Group Inc	60,076	3,771,571
		48,711,373
Oil, Gas & Consumable Fuels – 0.1%
Andeavor	8,900	918,035
Personal Products – 1.0%
Estee Lauder Cos Inc	15,000	1,617,600
Herbalife Ltd*,#	85,900	5,826,597

Shares		Value
Common Stocks – (continued)
Personal Products – (continued)
Nu Skin Enterprises Inc	.55,100	$3,387,548
		10,831,745
Pharmaceuticals – 0.5%
Akorn Inc*	25,900	859,621
Eli Lilly & Co	14,400	1,231,776
Johnson & Johnson	17,200	2,236,172
Zoetis Inc	18,100	1,154,056
		5,481,625
Professional Services – 0.5%
IHS Markit Ltd*	24,300	1,071,144
ManpowerGroup Inc	7,400	871,868
TransUnion*	64,100	3,029,366
		4,972,378
Real Estate Management & Development – 0.1%
Realogy Holdings Corp	17,900	589,805
Road & Rail – 1.3%
CSX Corp	198,000	10,743,480
Kansas City Southern	21,900	2,380,092
		13,123,572
Semiconductor & Semiconductor Equipment – 6.5%
Applied Materials Inc	81,700	4,255,753
Broadcom Ltd	21,849	5,299,257
First Solar Inc*	33,100	1,518,628
KLA-Tencor Corp	74,200	7,865,200
Lam Research Corp	30,200	5,588,208
Microchip Technology Inc	2,300	206,494
Micron Technology Inc*	441,600	17,368,128
NVIDIA Corp	104,500	18,681,465
Qorvo Inc*	5,900	417,012
Skyworks Solutions Inc	3,400	346,460
Teradyne Inc	172,200	6,421,338
		67,967,943
Software – 5.9%
Activision Blizzard Inc	57,400	3,702,874
Adobe Systems Inc*	16,900	2,521,142
ANSYS Inc*	3,200	392,736
Autodesk Inc*	3,200	359,232
Cadence Design Systems Inc*	7,400	292,078
Dell Technologies Inc Class V*	148,400	11,457,964
Electronic Arts Inc*	17,200	2,030,632
Guidewire Software Inc*	16,000	1,245,760
salesforce.com Inc*	4,500	420,390
ServiceNow Inc*	5,800	681,674
SS&C Technologies Holdings Inc	12,300	493,845
Symantec Corp	565,400	18,550,774
Synopsys Inc*	4,500	362,385
Take-Two Interactive Software Inc*	20,600	2,105,938
Tyler Technologies Inc*	6,600	1,150,512
Ultimate Software Group Inc*	3,900	739,440
VMware Inc*,#	93,700	10,231,103
Workday Inc*	8,200	864,198
Zynga Inc*	1,125,900	4,255,902
		61,858,579
Specialty Retail – 0.3%
Tiffany & Co	28,800	2,643,264
Technology Hardware, Storage & Peripherals – 1.0%
Apple Inc	38,700	5,964,444
Western Digital Corp	55,200	4,769,280
		10,733,724
Textiles, Apparel & Luxury Goods – 0.3%
Hanesbrands Inc#	39,000	960,960
PVH Corp	12,700	1,600,962
VF Corp	16,700	1,061,619
		3,623,541
Tobacco – 2.8%
Altria Group Inc	401,900	25,488,498
Philip Morris International Inc	37,000	4,107,370
		29,595,868
Water Utilities – 1.4%
American Water Works Co Inc	182,900	14,798,439
Wireless Telecommunication Services – 0.5%
T-Mobile US Inc*	91,000	5,611,060
Total Common Stocks (cost $927,302,952)		1,033,776,322

Shares		Value
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.5%
Janus Cash Collateral Fund LLC, 0.9785%ºº,£	.15,087,835	$15,087,835
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº,£	7,640,000	7,640,000
Total Investment Companies (cost $22,727,835)		22,727,835
Total Investments (total cost $950,030,787) – 101.2%		1,056,504,157
Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(12,888,060)
Net Assets – 100%		$1,043,616,097

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,039,454,559	98.4%
China	8,353,730	0.8
Panama	6,612,543	0.6
India	1,601,375	0.2
Germany	481,950	0.0

Total	$1,056,504,157	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss) (1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 9/30/17
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.5%
Janus Cash Collateral Fund LLC, 0.9785%ºº	$18,002∆	$—	$—	$15,087,835
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	18,618	—	—	7,640,000

Total Affiliated Investments – 2.2%	$36,620	$—	$—	$22,727,835

(1) For securities that were affiliated for a portion of the period ended September 30, 2017, this column reflects amounts for the period ended September 30, 2017 and not just the period the security was affiliated.

	Share Balance at 6/30/17	Purchases	Sales	Share Balance at 9/30/17
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.5%
Janus Cash Collateral Fund LLC, 0.9785%ºº	8,420,950	25,048,904	(18,382,019)	15,087,835
Money Markets – 0.7%
Janus Cash Liquidity Fund LLC, 1.0644%ºº	6,586,527	57,929,103	(56,875,630)	7,640,000

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2017.

#	Loaned security; a portion of the security is on loan at September 30, 2017.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2017.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,033,776,322	$-	$-
Investment Companies	-	22,727,835	-
Total Assets	$1,033,776,322	$22,727,835	$-

Organization and Significant Accounting Policies

Janus Henderson U.S. Managed Volatility Porfolio (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 50 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2017 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2017 can be found in a table located in the Schedule of Investments.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2017 and through the date of issuance of the Fund's filing and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s filing.

--------------------------------------------------------------------------------
Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: November 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)
Date: November 29, 2017

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2017